As filed with the Securities and Exchange Commission on May 16, 2014

File No. 333-

SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER THE SECURITIES ACT OF 1933

☐ Pre-Effective Amendment No.

☐ Post-Effective Amendment No.

DIVERSIFIED REAL ASSET INCOME FUND

(Exact Name of Registrant as Specified in Charter)

333 West Wacker Drive Chicago, Illinois 60606

(Address of Principal Executive Offices, Zip Code)

Registrant’s Telephone Number, including Area Code (800) 257-8787

Kevin J. McCarthy Vice President and Secretary Nuveen Investments 333 West Wacker Drive Chicago, Illinois 60606

(Name and Address of Agent for Service)

Copy to:

Deborah Bielicke Eades Vedder Price P.C. 222 North LaSalle Street Chicago, Illinois 60601	Paul H. Dykstra Paulita A. Pike K&L Gates LLP 70 W. Madison St., Suite 3100 Chicago, Illinois 60602

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered(1)	Proposed Maximum Offering Price Per Unit(1)	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee
Common Shares, $0.01 Par Value Per Share	1,000 Shares	$20.00	$20,000	$2.58

(1)	Estimated solely for the purpose of calculating the registration fee.

The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

IMPORTANT NOTICE TO SHAREHOLDERS OF

AMERICAN STRATEGIC INCOME PORTFOLIO INC. (ASP)

AMERICAN STRATEGIC INCOME PORTFOLIO INC.—II (BSP)

AMERICAN STRATEGIC INCOME PORTFOLIO INC.—III (CSP)

AND

AMERICAN SELECT PORTFOLIO INC. (SLA)

[—], 2014

Although we recommend that you read the complete Joint Proxy Statement/Prospectus, for your convenience, we have provided a brief overview of the issues to be voted on.

Q.	Why am I receiving this Joint Proxy Statement/Prospectus?

A.	You are receiving the enclosed Joint Proxy Statement/Prospectus in connection with both a Special Meeting and the Annual Meeting of shareholders of each of American Strategic Income Portfolio Inc. (“Strategic Income Portfolio”), American Strategic Income Portfolio Inc.—II (“Strategic Income Portfolio II”), American Strategic Income Portfolio Inc.—III (“Strategic Income Portfolio III”) and American Select Portfolio Inc. (“Select Portfolio” and collectively with Strategic Income Portfolio, Strategic Income Portfolio II and Strategic Income Portfolio III, the “Target Funds” or each individually, a “Target Fund”).

(1) Approval of Mergers. At each Target Fund’s Special Meeting of shareholders, shareholders of such Target Fund will be asked to approve the merger of their Target Fund with and into a wholly-owned subsidiary of a newly organized fund managed by Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors”) and sub-advised by Nuveen Asset Management, LLC (“Nuveen Asset Management” and together with Nuveen Fund Advisors, “Nuveen”) (the “Mergers”). The Board of Directors of each Target Fund (each, a “Board”) has approved the Mergers as part of a series of proposals that are designed to transition the closed-end fund asset management business of U.S. Bancorp Asset Management, Inc. (“USBAM”), the current investment adviser and administrator to the Target Funds, to Nuveen. As a result of this transition, the Target Funds will become a part of the Nuveen family of funds (“Nuveen Funds”).

(2) Approval of New Investment Sub-Advisory Agreements. Nuveen Investments, Inc. (“Nuveen Investments”) recently announced its intention to be acquired by TIAA-CREF (the “TIAA-CREF Transaction”). USBAM has retained Nuveen Fund Advisors and Nuveen Asset Management, each a subsidiary of Nuveen Investments, as sub-advisers to manage the assets of your Target Fund. In the event the Mergers are not approved or the closing of the TIAA-CREF Transaction takes place before the closing of the Mergers, securities laws require your Target Fund’s shareholders to approve a new sub-advisory agreement between USBAM and each sub-adviser to your Target Fund to permit such sub-adviser to continue to manage your Target Fund.

(3) Approval of Target Fund Board Nominees. At each Target Fund’s Annual Meeting of shareholders, shareholders of such Target Fund will be asked to elect five (5) members of each Target Fund’s Board. Each nominee at the Annual Meeting currently serves as a Board member of the Target Funds.

Your Target Fund’s Board, which is comprised entirely of Board members who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended, unanimously recommends that you vote FOR each proposal applicable to your Target Fund.

Your vote is very important. We encourage you as a shareholder to participate in your Target Fund’s governance by returning your vote as soon as possible. If enough shareholders do not cast their votes, your Target Fund may not be able to hold its Special or Annual Meeting or the vote on each issue.

Special Meeting Proposals

Q.	Why has each Target Fund’s Board recommended this Merger proposal?

A.	USBAM, a wholly-owned subsidiary of U.S. Bank National Association, currently serves as the investment adviser and administrator for the Target Funds. USBAM has determined to discontinue the portion of its business involving the provision of asset management services to closed-end investment companies, including the Target Funds. Nuveen Fund Advisors and Nuveen Asset Management have served as sub-advisers with respect to the Target Funds since January 2011 in connection with Nuveen’s acquisition of a portion of USBAM’s advisory business and transfer of certain personnel. The Board of each Target Fund considered various alternatives in light of USBAM’s decision to discontinue the closed-end fund asset management business and has determined that it is in the best interests of such Target Fund to transition advisory services and responsibility for fund operations, including fund administration, regulatory and compliance matters and marketing support, to Nuveen. By merging with and into the Acquiring Fund, the Target Funds would become part of the Nuveen Funds, and Nuveen would serve as the investment adviser to the Acquiring Fund and would be responsible for all aspects of fund operations. The current Board of the Target Funds would continue to oversee the Acquiring Fund after the completion of the Mergers.

Q.	What are the potential benefits of the Mergers to the Target Funds’ shareholders?

A.	Based on information provided by USBAM and Nuveen, each Target Fund’s Board believes that the Mergers may benefit the Target Funds in a number of ways, including, among other things:

•

Enhanced Investment Flexibility. The Acquiring Fund will pursue a broader and more flexible investment strategy than the Target Funds. This is expected to offer the opportunity for higher distributions over time and more attractive long-term return potential.

•

Improved Secondary Market Trading. The larger asset size, expected greater common share trading volume and focus on income-producing real asset investments of the Acquiring Fund following the Mergers are expected to enable it to attract more consistent secondary market demand over time and, together with enhanced performance potential, to enable Acquiring Fund common shares to trade at a narrower discount to net asset value.

•

Potential Cost Savings. The combination of the Target Funds into the Acquiring Fund may potentially result in cost savings over time as a result of the larger size of the Acquiring Fund and the management fee breakpoints in the Investment Management Agreement for the Acquiring Fund.

•

Continuity of Portfolio Management. The Mergers will enable shareholders of each Target Fund to continue their investment in a combined fund with substantially similar investment objectives and the same sub-adviser following USBAM’s decision to discontinue the closed-end fund asset management business.

In addition, Nuveen is a leading sponsor of closed-end funds with more than $[—] billion in closed-end fund assets under management as of [—], 2014. As part of the Nuveen family of closed-end funds, the Acquiring Fund will participate in Nuveen’s dedicated secondary market program, which is anticipated to benefit Target Fund shareholders (as shareholders of the Acquiring Fund following the Mergers) by promoting greater awareness and demand for Acquiring Fund common shares through increased visibility and expanded fund-related information.

Q.	Will the Mergers impact Fund distributions to common shareholders?

A.	In considering the Mergers, each Target Fund’s Board took into account information from USBAM and Nuveen indicating that the Mergers are expected to result in the same or higher distribution rates for shareholders of each Target Fund (as shareholders of the Acquiring Fund following the Mergers). The potential for higher distribution rates is due to the Acquiring Fund’s broader and more flexible investment strategy and potential cost savings over time, as further described in the Joint Proxy Statement/Prospectus.

Q.	Do the Target Funds and the Acquiring Fund have similar investment objectives, policies, strategies and risks?

A.	The Target Funds have similar investment objectives, policies, strategies and risks and are managed by the same portfolio managers. Although the Acquiring Fund’s investment objective is substantially similar to that of the Target Funds, its investment policies differ, as the Acquiring Fund seeks to achieve its objective by following Nuveen’s real asset income strategy. Under this strategy, the Acquiring Fund may hold a broader range of securities than the Target Funds, including equity securities, below investment grade securities and foreign securities. Additionally, the Acquiring Fund will invest to a significant degree in the real estate and infrastructure sectors, while the Target Funds emphasize whole loans, loan participations and other mortgage-related securities, including preferred securities of real estate investment trusts. As a result, the Acquiring Fund’s investment policies, strategies and risks differ in certain respects from those of the Target Funds, as discussed in greater detail in the Joint Proxy Statement/Prospectus.

Additionally, each Target Fund is a leveraged closed-end management investment company and currently engages in leverage through the use of reverse repurchase agreements and term and revolving loans. The Acquiring Fund may engage in leverage including through reverse repurchase agreements, term and revolving loans and the issuance of preferred shares.

Q.	Does the investment management agreement for the Acquiring Fund differ from my Target Fund’s current investment management agreement?

A.	Yes. While the investment advisory services to be provided under the Acquiring Fund’s investment management agreement with Nuveen Fund Advisors are similar to those provided under the current investment management agreement between each Target Fund and USBAM, there are differences in the terms of the agreements because the Acquiring Fund’s agreement is based on the form used by the Nuveen Funds. One important difference is that the fee rate under the Acquiring Fund’s investment management agreement will be comprised of a fund-level fee rate and a complex-level fee rate, both of which include breakpoints, while the rate in each Target Fund’s current investment management agreement is based only on a fund-level fee rate that does not include breakpoints. In addition, the fee rate under the Acquiring Fund’s investment management agreement is calculated based on managed assets, while the fee rate under each Target Fund’s current investment management agreement is calculated based on net assets. Fees based on managed assets generally include net assets as well as assets attributable to leverage and will result in higher management fees. Another important difference is that the services to be provided under the Acquiring Fund’s investment management agreement include certain administrative services. Under the current structure for the Target Funds, administrative services and certain additional services are provided pursuant to a separate administration agreement between each Target Fund and USBAM.

A comparison of certain provisions of the Acquiring Fund’s investment management agreement and the current investment management agreement for each Target Fund is included in the enclosed Joint Proxy Statement/Prospectus.

Q.	Does the sub-advisory agreement for the Acquiring Fund differ from my Target Fund’s current sub-advisory agreement with Nuveen Asset Management?

A.	Yes. While the services currently provided by Nuveen Asset Management to each Target Fund under each Target Fund’s current sub-advisory agreements will be substantially the same as the services to be provided by Nuveen Asset Management to the Acquiring Fund under the Acquiring Fund’s sub-advisory agreement, the terms of the Acquiring Fund’s sub-advisory agreement differ from those of the Target Funds’ current sub-advisory agreements primarily in terms of the manner in which fees are calculated and paid. Under each Target Fund’s current sub-advisory agreement, Nuveen Asset Management is compensated by USBAM at a specified fee rate. Under the Acquiring Fund’s sub-advisory agreement, Nuveen Asset Management is compensated by Nuveen Fund Advisors as a percentage of the fees payable to Nuveen Fund Advisors by the Acquiring Fund. Under each sub-advisory agreement, the investment adviser, and not the Fund, is responsible for paying the sub-adviser.

A comparison of certain provisions of the Acquiring Fund’s sub-advisory agreement and the current sub-advisory agreement for each Target Fund is included in the enclosed Joint Proxy Statement/Prospectus.

Q.	How will the Mergers impact Fund expenses?

A.

As described above, the fee and expense structure of the Acquiring Fund differs from your Target Fund’s current fee and expense structure. Based on average net assets for the fiscal year ended August 31, 2013, the management fee under the Acquiring Fund’s investment management agreement would have been higher than the current management and administrative fees paid by each Target Fund. However, Nuveen has agreed to waive its fees or reimburse expenses for the first two years after the closing of the Mergers, so that the total annual operating expense ratio (excluding the costs of leverage) of the Acquiring Fund will be two basis points (0.02%) less than the lowest total annual expense ratio (excluding the costs of leverage) of the Target Funds for the period from the first day of the current fiscal year through the last day of the month prior to the consummation of the Mergers, on an annualized basis.

Q.	Will the Mergers constitute a taxable event for federal income tax purposes for Target Fund shareholders?

A.	No. Each Merger is intended to qualify as a tax-free “reorganization” for federal income tax purposes. It is expected that shareholders of a Target Fund who receive Acquiring Fund shares pursuant to a Merger will recognize no gain or loss for federal income tax purposes, except that gain or loss may be recognized by common shareholders of a Target Fund with respect to any cash received in lieu of fractional Acquiring Fund common shares. Prior to the closing of the Mergers, each Target Fund expects to declare a distribution of all of its net investment income and net capital gains, if any. All or a portion of such a distribution may be taxable to a Target Fund’s shareholders for federal income tax purposes.

Q.	What will happen if the Mergers are not consummated?

A.	The closing of each Merger is contingent upon certain conditions being satisfied or waived. Among other conditions, shareholders of each Target Fund, voting separately on a fund-by-fund basis, must approve the Agreement and Plan of Merger. The closing of each Merger is contingent upon each Target Fund obtaining the requisite shareholder approval and each Target Fund satisfying (or obtaining the waiver of) its other respective closing conditions. Therefore, even if shareholders of your Target Fund approve the Merger and your Target Fund satisfies all of its other closing conditions, none of the Mergers will occur if one or more of the other Target Funds does not obtain its requisite shareholder approval or satisfy its other closing conditions. If the Mergers are not consummated, each Target Fund’s Board may take such actions as it deems in the best interests of such Target Fund, including continuing to operate the Target Fund as a stand-alone fund or recommending the liquidation of the Target Fund.

Q.	What is the timetable for the Mergers?

A.	If the shareholder voting and other conditions to closing are satisfied (or waived), the Mergers are expected to take effect on or about [—], 2014 or as soon as practicable thereafter.

Proposals Regarding the New Sub-Advisory Agreements

Q.	How will I as a shareholder be affected by the TIAA-CREF Transaction?

A.	Your investment will not change as a result of Nuveen Investments’ change of ownership. You will still own the same Target Fund shares immediately before and after the TIAA-CREF Transaction. If the Mergers are not approved or the closing of the TIAA-CREF Transaction takes place before the closing of the Mergers, USBAM and your Target Fund’s sub-advisers will continue to manage your Target Fund according to the same objectives and policies as were in place immediately before the TIAA-CREF Transaction, and do not anticipate any significant changes to your Target Fund’s operations solely in connection with the TIAA-CREF Transaction.

If the closing of the Mergers takes place before the closing of the TIAA-CREF Transaction, you will still own the same Acquiring Fund shares immediately before and after the TIAA-CREF Transaction. Nuveen Fund Advisors and Nuveen Asset Management will continue to manage the Acquiring Fund according to the same objectives and policies described in the Joint Proxy Statement/Prospectus, and do not anticipate any significant changes to the Acquiring Fund’s operations solely in connection with the TIAA-CREF Transaction.

TIAA-CREF is a national financial services organization with approximately $569 billion in assets under management, as of March 31, 2014, and is the leading provider of retirement services in the academic, research, medical and cultural fields. Nuveen Investments will operate as a separate subsidiary within TIAA-CREF’s asset management business. Nuveen Investments’ current leadership and key investment teams are expected to stay in place.

Q.	Will there be any important differences between the current agreements of the Funds described above and the new agreements being approved in connection with the TIAA-CREF Transaction?

A.	No. The terms of the new agreements for each Target Fund and the Acquiring Fund in connection with the TIAA-CREF Transaction will be substantially identical to the agreements in effect immediately prior to the closing date of the TIAA-CREF Transaction. There will be no change in the contractual management fees you pay in connection with the TIAA-CREF Transaction.

Q.	What will happen if shareholders of my Target Fund do not approve the new sub-advisory agreements before consummation of the TIAA-CREF Transaction?

A.	Nuveen Fund Advisors and Nuveen Asset Management will continue to manage your Target Fund under interim sub-advisory agreements with USBAM, but must place their compensation for their services during this interim period in escrow, pending shareholder approval. Your Target Fund’s Board urges you to vote without delay in order to avoid potential disruption to the Target Fund’s operations.

Annual Meeting Proposal

Q.	What proposal am I being asked to vote on at the Annual Meeting?

A.	At the Annual Meeting, shareholders of each Target Fund will be asked to elect directors. Each director nominee currently serves as a director of each Target Fund.

General

Q.	How does the Board of my Target Fund recommend that I vote on the proposals to be considered at the Special Meeting and Annual Meeting?

A.	After careful consideration, each Board has determined that each of the above proposals is in the best interests of its Target Fund and recommends that you vote FOR these proposals for your Target Fund.

Q.	Will shareholders of the Target Funds have to pay any fees or expenses in connection with the Meetings?

A.	Each Target Fund will bear a portion of the expenses related to the Meetings, including additional stock exchange listing fees, Securities and Exchange Commission registration fees,

legal and accounting fees and expenses, proxy solicitation and distribution costs and other related administrative or operational costs, up to the amounts incurred by such Target Fund in connection with its last annual meeting of shareholders. Nuveen will bear all expenses in excess of such amounts.

In addition, a shareholder’s broker, dealer or other financial intermediary (each, a “Financial Intermediary”) may impose its own shareholder account fees for processing corporate actions which could be applicable as a result of the Mergers. These shareholder account fees, if applicable, are not paid or otherwise remitted to the Target Funds or the Target Funds’ investment adviser. The imposition of such fees are based solely on the terms of a shareholder’s account agreement with his, her or its Financial Intermediary and/or is in the discretion of the Financial Intermediary. Questions concerning any such shareholder account fees or other similar fees should be directed to a shareholder’s Financial Intermediary.

Q.	Who do I call if I have questions?

A.	If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call Computershare Fund Services, the proxy solicitor hired by your Fund, at ( ) - weekdays during its business hours of 9:00 a.m. to 11:00 p.m. and Saturdays 12:00 p.m. to 6:00 p.m., Eastern time. Please have your proxy materials available when you call.

Q.	How do I vote my shares?

A.	You may vote by mail, by telephone or over the Internet:

•	To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States.

•	To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide.

•	To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

Q.	Will anyone contact me?

A.	You may receive a call from Computershare Fund Services, the proxy solicitor hired by your Fund, to verify that you received your proxy materials, to answer any questions you may have about the proposals and to encourage you to vote your proxy.

We recognize the inconvenience of the proxy solicitation process and would not impose on you if we did not believe that the matters being proposed were important. Once your vote has been registered with the proxy solicitor, your name will be removed from the solicitor’s follow-up contact list.

Your vote is very important. We encourage you as a shareholder to participate in your Target Fund’s governance by returning your vote as soon as possible. If enough shareholders fail to cast their votes, your Target Fund may not be able to hold its Special Meeting or Annual Meeting or the vote on each issue, and may be required to incur additional solicitation costs in order to obtain sufficient shareholder participation.

[—], 2014

AMERICAN STRATEGIC INCOME PORTFOLIO INC. (ASP)

AMERICAN STRATEGIC INCOME PORTFOLIO INC.—II (BSP)

AMERICAN STRATEGIC INCOME PORTFOLIO INC.—III (CSP)

AND

AMERICAN SELECT PORTFOLIO INC. (SLA)

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON [—], 2014

To the Shareholders:

Notice is hereby given that a Special Meeting of Shareholders (the “Special Meeting”) of American Strategic Income Portfolio Inc. (“Strategic Income Portfolio”), American Strategic Income Portfolio Inc.—II (“Strategic Income Portfolio II”), American Strategic Income Portfolio Inc.—III (“Strategic Income Portfolio III”) and American Select Portfolio Inc. (“Select Portfolio” and collectively with Strategic Income Portfolio, Strategic Income Portfolio II and Strategic Income Portfolio III, the “Target Funds” or each individually, a “Target Fund”) will be held at the offices of U.S. Bancorp Asset Management, Inc. (“USBAM”), 3rd Floor—Training Room A, 800 Nicollet Mall, Minneapolis, Minnesota 55402, on [—], 2014 at [—], Central time, to consider and vote on the following proposals:

1.	Agreement and Plan of Merger. For each Target Fund, to approve an Agreement and Plan of Merger pursuant to which each Target Fund will merge with and into DRAIF Merger Sub, LLC (the “Merger Sub”), a Massachusetts limited liability company to be organized as a wholly-owned subsidiary of Diversified Real Asset Income Fund, a newly organized Massachusetts business trust (the “Acquiring Fund”), with shareholders of each Target Fund receiving newly issued common shares of the Acquiring Fund in exchange for their Target Fund shares (with cash being distributed in lieu of any fractional Acquiring Fund common shares).

2.	Approval of New Investment Sub-Advisory Agreements. For each Target Fund, to approve a new sub-advisory agreement between USBAM and each sub-adviser below to succeed the current sub-advisory agreement with that sub-adviser:

a.	To approve a new sub-advisory agreement between USBAM and Nuveen Fund Advisors, LLC; and

b.	To approve a new sub-advisory agreement between USBAM and Nuveen Asset Management, LLC.

3.	Other Business. For each Target Fund, to transact such other business as may properly come before the Special Meeting.

Only shareholders of record as of the close of business on [—], 2014 are entitled to notice of and to vote at the Special Meeting and any adjournments or postponements thereof.

All shareholders are cordially invited to attend the Special Meeting. In order to avoid delay and to assure that your shares are represented, please vote as promptly as possible, whether or not you plan to attend the Special Meeting. You may vote by mail, by telephone or over the Internet.

•	To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States.

•	To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide.

•	To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

Richard J. Ertel

Secretary

First American Funds

[—], 2014

AMERICAN STRATEGIC INCOME PORTFOLIO INC. (ASP) AMERICAN STRATEGIC INCOME PORTFOLIO INC.—II (BSP) AMERICAN STRATEGIC INCOME PORTFOLIO INC.—III (CSP) AND

AMERICAN SELECT PORTFOLIO INC. (SLA)

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON [—], 2014

To the Shareholders:

Notice is hereby given that the Annual Meeting of Shareholders (the “Annual Meeting”) of American Strategic Income Portfolio Inc. (“Strategic Income Portfolio”), American Strategic Income Portfolio Inc.—II (“Strategic Income Portfolio II”), American Strategic Income Portfolio Inc.—III (“Strategic Income Portfolio III”) and American Select Portfolio Inc. (“Select Portfolio” and collectively with Strategic Income Portfolio, Strategic Income Portfolio II and Strategic Income Portfolio III, the “Target Funds” or each individually, a “Target Fund”) will be held at the offices of U.S. Bancorp Asset Management, Inc., 3rd Floor—Training Room A, 800 Nicollet Mall, Minneapolis, Minnesota 55402, on [—], 2014 at [—], Central time, to consider and vote on the following proposals:

1.	Election of Board Members. For each Target Fund, to elect five (5) members of the board of directors.

2.	Other Business. For each Target Fund, to transact such other business as may properly come before the Annual Meeting.

Only shareholders of record as of the close of business on [—], 2014 are entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof.

All shareholders are cordially invited to attend the Annual Meeting. In order to avoid delay and to assure that your shares are represented, please vote as promptly as possible, whether or not you plan to attend the Annual Meeting. You may vote by mail, by telephone or over the Internet.

•	To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States.

•	To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide.

•	To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

Richard J. Ertel

Secretary

First American Funds

The information contained in this Proxy Statement/Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Proxy Statement/Prospectus is not an offer to sell these securities, and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED [—], 2014

FIRST AMERICAN FUNDS P.O. BOX 1330 MINNEAPOLIS, MINNESOTA 55440-1330 (800) 677-3863

JOINT PROXY STATEMENT/PROSPECTUS

AMERICAN STRATEGIC INCOME PORTFOLIO INC. (ASP) AMERICAN STRATEGIC INCOME PORTFOLIO INC.—II (BSP) AMERICAN STRATEGIC INCOME PORTFOLIO INC.—III (CSP) AMERICAN SELECT PORTFOLIO INC. (SLA) AND DIVERSIFIED REAL ASSET INCOME FUND (EACH, A “FUND” AND COLLECTIVELY, THE “FUNDS”)

[—], 2014

This Joint Proxy Statement/Prospectus is being furnished to the shareholders of American Strategic Income Portfolio Inc. (“Strategic Income Portfolio”), American Strategic Income Portfolio Inc.—II (“Strategic Income Portfolio II”), American Strategic Income Portfolio Inc.—III (“Strategic Income Portfolio III”) and American Select Portfolio Inc. (“Select Portfolio” and collectively with Strategic Income Portfolio, Strategic Income Portfolio II and Strategic Income Portfolio III, the “Target Funds” or each individually, a “Target Fund”), each a closed-end management investment company, in connection with the solicitation of proxies by each Target Fund’s Board of Directors, for use at the Special and Annual Meetings of shareholders of each Target Fund to be held at the offices of U.S. Bancorp Asset Management, Inc. (“USBAM”), 3rd Floor—Training Room A, 800 Nicollet Mall, Minneapolis, Minnesota 55402, on [—], 2014 at [—], Central time, and at any and all adjournments or postponements thereof (each, a “Meeting” and collectively, the “Meetings”) to consider the proposals listed below and discussed in greater detail elsewhere in this Joint Proxy Statement/Prospectus. Each of the Target Funds is a Minnesota corporation. The enclosed proxy card and this Joint Proxy Statement/Prospectus are first being sent to shareholders of the Target Funds on or about [—], 2014. Shareholders of record of the Target Funds as of the close of business on [—], 2014 are entitled to notice of and to vote at the Meetings and any and all adjournments or postponements thereof.

This Joint Proxy Statement/Prospectus contains all the information that shareholders of each Target Fund need to consider the proposals presented at the Meetings for their Fund, including the proposed merger of each Target Fund with and into a wholly-owned subsidiary of Diversified Real Asset Income Fund, a newly organized Massachusetts business trust that will operate after the consummation of the Mergers (as defined below) as a registered closed-end management investment company (the “Acquiring Fund”), and the approval of new sub-advisory agreements for each Target Fund in connection with the TIAA-CREF Transaction (as defined below), each as described herein, or investing in the Acquiring Fund. Please read it carefully and keep it for future reference. Each Fund’s Board of Directors or Board of Trustees is referred to as a “Board” and collectively as the “Boards” and each Director or Trustee as a “Board Member” in this document.

The securities offered by this Joint Proxy Statement/Prospectus have not been approved or disapproved by the Securities and Exchange Commission (“SEC”), nor has the SEC passed upon the accuracy or adequacy of this Joint Proxy Statement/Prospectus. Any representation to the contrary is a criminal offense.

On the matters coming before each Meeting as to which a choice has been specified by shareholders of the applicable Target Fund on the accompanying proxy card, the shares will be voted accordingly where such proxy card is properly executed, timely received and not properly revoked (pursuant to the instructions below). If a proxy is returned and no choice is specified, the shares will be voted FOR the proposals. Shareholders of a Target Fund who execute proxies or provide voting instructions by telephone or by Internet may revoke them at any time before a vote is taken on the proposal by filing with such Target Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the Meetings and voting in person. A prior proxy can also be revoked by voting again through the toll-free number or the Internet address listed in the proxy card. Merely attending the Meetings, however, will not revoke any previously submitted proxy.

The Board of each Target Fund has determined that the use of this Joint Proxy Statement/Prospectus for the Meetings is in the best interests of each Target Fund and its shareholders in light of the similar matters being considered and voted on by shareholders.

The following table indicates the proposals of each Target Fund for which the votes of shareholders are being solicited pursuant to this Joint Proxy Statement/Prospectus.

Special Meeting Proposals	Target Fund

1.       To approve an Agreement and Plan of Merger pursuant to which each Target Fund will merge with and into DRAIF Merger Sub, LLC (the “Merger Sub”), a Massachusetts limited liability company to be organized as a wholly-owned subsidiary of the Acquiring Fund, with shareholders of each Target Fund receiving newly issued common shares of the Acquiring Fund in exchange for their Target Fund shares (with cash being distributed in lieu of any fractional Acquiring Fund common shares).

Shareholders of each Target Fund, voting separately on a Fund-by-Fund basis

2. To approve a new sub-advisory agreement between U.S. Bancorp Asset Management, Inc. and each sub-adviser below to succeed the current sub-advisory agreement with that sub-adviser:	Shareholders of each Target Fund, voting separately on a Fund-by-Fund basis

a.       To approve a new sub-advisory agreement between USBAM and Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors”); and

b.       To approve a new sub-advisory agreement between USBAM and Nuveen Asset Management, LLC (“Nuveen Asset Management”).

Annual Meeting Proposal	Target Fund
1. To elect five (5) Board Members.	Shareholders of each Target Fund, voting separately on a Fund-by-Fund basis

A quorum of shareholders is required to take action at each Meeting. A majority of the shares entitled to vote at each Meeting, represented in person or by proxy, will constitute a quorum of shareholders at that Meeting. Votes cast by proxy or in person at each Meeting will be tabulated by the inspectors of election appointed for such Meeting. The inspectors of election will determine whether or not a quorum is present at each Meeting. Abstentions and broker non-votes will be treated as present for purposes of determining a quorum at each Meeting. “Broker non-votes” are shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter.

Those persons who were shareholders of record at the close of business on [—], 2014 will be entitled to one vote for each share held and a proportionate fractional vote for each fractional share held.

As of April 30, 2014, the shares of the Target Funds issued and outstanding are as follows:

Target Fund (Ticker Symbol)	Common Shares(1)
Strategic Income Portfolio (ASP)	4,231,331
Strategic Income Portfolio II (BSP)	15,985,741
Strategic Income Portfolio III (CSP)	21,356,023
Select Portfolio (SLA)	10,662,195

(1)	The common shares of each Target Fund are listed on the New York Stock Exchange (the “NYSE”). Upon the closing of the Mergers, it is expected that the common shares of the Acquiring Fund will be listed on the NYSE. Reports, proxy statements and other information concerning the Funds can be inspected at the offices of the NYSE, 11 Wall Street, New York, New York 10005.

Mergers. The proposed mergers seek to combine the four Target Funds, which have similar investment objectives, policies and risks, in order to achieve certain economies of scale and other operational efficiencies for the Target Funds. The Agreement and Plan of Merger provides for the merger of each Target Fund with and into the Merger Sub, a Massachusetts limited liability company to be organized as a wholly-owned subsidiary of the Acquiring Fund, with shareholders of each Target Fund receiving newly issued common shares of the Acquiring Fund in exchange for their Target Fund shares (with cash being distributed in lieu of any fractional Acquiring Fund common shares) (each, a “Merger” and collectively, the “Mergers”). As soon as practicable following the completion of the Mergers, the Merger Sub will distribute its assets to the Acquiring Fund, and the Acquiring Fund will assume the liabilities of the Merger Sub, in complete liquidation and dissolution of the Merger Sub under Massachusetts law.

As a result of the Mergers, the assets of the Target Funds will be combined, and the shareholders of each Target Fund will become shareholders of the Acquiring Fund, which will operate after the consummation of the Mergers as a registered closed-end management investment company with the investment objective and policies described in this Joint Proxy Statement/Prospectus.

The aggregate net asset value of Acquiring Fund common shares issued to each Target Fund shareholder in a Merger will equal, as of the Valuation Time (as defined in the Agreement and Plan of Merger), the aggregate net asset value of Target Fund common shares held by the shareholder of the Target Fund as of such time. No fractional Acquiring Fund common shares, however, will be distributed in connection with a Merger. The Acquiring Fund’s transfer agent will aggregate all fractional Acquiring Fund shares due to the Target Funds’ shareholders as of the Closing Date (as defined below) and will sell the resulting whole shares on the NYSE for the account of holders of all such fractional interests at a value that may be higher or lower than net asset value, and each such holder will be entitled to a pro rata share of the proceeds from such sale. The shares of the Target Funds historically have traded at a discount to net asset value. The Acquiring Fund does not have an operating history and its common shares have no trading history. The market value of the Acquiring Fund common shares following the Mergers, and the discount (or premium) to net asset value, may differ from the market value and discount (or premium) of each Target Fund’s shares prior to the Mergers.

The Merger Sub has been formed for the purpose of consummating the Mergers and neither the Merger Sub nor the Acquiring Fund will commence operations prior to the closing of the Mergers, except as necessary to facilitate the Mergers. The Acquiring Fund will operate after the Mergers as a registered closed-end management investment company with the investment objective and policies described in this Joint Proxy Statement/Prospectus.

With respect to each Merger, the Merger is required to be approved by the affirmative vote of the holders of a majority of the Target Fund’s outstanding shares.

The closing of each Merger is contingent upon certain conditions being satisfied or waived. Among other conditions, shareholders of each Target Fund, voting separately on a fund-by-fund basis, must approve the Agreement and Plan of Merger. The closing of each Merger is contingent upon each Target Fund obtaining the requisite shareholder approval and each Target Fund satisfying (or obtaining the waiver of) its other respective closing conditions. Therefore, even if shareholders of your Target Fund approve the Merger and your Target Fund satisfies all of its other closing conditions, none of the Mergers will occur if one or more of the other Target Funds does not obtain its requisite shareholder approval or satisfy its other closing conditions. If the Mergers are not consummated, each Target Fund’s Board may take such actions as it deems in the best interests of such Target Fund, including continuing to operate the Target Fund as a stand-alone fund or recommending the liquidation of the Target Fund.

Approval of New Sub-Advisory Agreements. Nuveen Investments, Inc. (“Nuveen Investments”) recently announced its intention to be acquired by TIAA-CREF (the “TIAA-CREF Transaction”). USBAM has retained Nuveen Fund Advisors and Nuveen Asset Managers (collectively, “Nuveen”), each a subsidiary of Nuveen Investments, as sub-advisers to manage the assets of each Target Fund and provide certain other services. In the event the Mergers are not approved or the closing of the TIAA-CREF Transaction takes place before the closing of the Mergers, securities laws require each Target Fund’s shareholders to approve a new sub-advisory agreement between USBAM and each sub-adviser to the Target Fund to permit such sub-adviser to continue to manage the Target Fund.

An investment in a Target Fund will not change as a result of Nuveen Investments’ change of ownership. Each shareholder will still own the same Target Fund shares immediately before and after the TIAA-CREF Transaction. If the Mergers are not approved or the closing of the TIAA-CREF Transaction takes place before the closing of the Mergers, USBAM and each Target Fund’s sub-advisers will continue to manage the Target Fund according to the same objectives and policies as were in place immediately before the TIAA-CREF Transaction, and do not anticipate any significant changes to the Target Fund’s operations solely in connection with the TIAA-CREF Transaction.

If the closing of the Mergers takes place before the closing of the TIAA-CREF Transaction, the Acquiring Fund will be required to enter into a new investment advisory agreement with Nuveen Fund Advisors and a new sub-advisory agreement with Nuveen Asset Management upon the closing of the TIAA-CREF Transaction. It is a condition to the closing of the Mergers that the initial shareholder of the Acquiring Fund shall have approved such new agreements. In this event, Nuveen Fund Advisors and Nuveen Asset Management will continue to manage the Acquiring Fund according to the same objectives and policies described in this Joint Proxy Statement/Prospectus, and do not anticipate any significant changes to the Acquiring Fund’s operations solely in connection with the TIAA-CREF Transaction.

The terms of the new and current sub-advisory agreements for each Target Fund are substantially identical. The terms of the new and initial investment advisory and sub-advisory agreements for the Acquiring Fund are also substantially identical. There will be no change in the contractual management fees paid by Fund shareholders.

This Joint Proxy Statement/Prospectus concisely sets forth the information shareholders of the Target Funds should know before voting on the proposals and constitutes an offering of common shares of the Acquiring Fund only. Shareholders should read it carefully and retain it for future reference.

Additional Information. The following documents have been filed with the SEC and are incorporated into this Joint Proxy Statement/Prospectus by reference:

(i)	the Statement of Additional Information relating to the proposed Mergers, dated [—], 2014 (the “Merger SAI”);

(ii)	the audited financial statements and related independent registered public accounting firm’s report for each Target Fund and the financial highlights for each Target Fund contained in the Target Fund’s Annual Report for the fiscal year ended August 31, 2013; and

(iii)	the unaudited financial statements for each Target Fund contained in the Target Fund’s Semi-Annual Report for the fiscal period ended February 28, 2014.

No other parts of the Target Funds’ Annual or Semi-Annual Reports are incorporated by reference herein.

Copies of the foregoing may be obtained without charge by calling (800) 677-3863 or writing the Target Funds at P.O. Box 1330, Minneapolis, Minnesota 55440-1330.

If you wish to request a copy of the Merger SAI, please ask for the “Merger SAI.”

The Funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Investment Company Act of 1940, as amended (the “1940 Act”), and in accordance therewith the Funds file reports and other information with the SEC. Reports, proxy statements, registration statements and other information filed by the Funds, including the Registration Statement on Form N-14 relating to the common shares of the Acquiring Fund of which this Joint Proxy Statement/Prospectus is a part, may be inspected without charge and copied (for a duplication fee at prescribed rates) at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. 20549 or at the SEC’s New York Regional Office (3 World Financial Center, Suite 400, New York, New York 10281) or Chicago Regional Office (175 W. Jackson Boulevard, Suite 900, Chicago, Illinois 60604). You may call the SEC at (202) 551-8090 for information about the operation of the public reference room. You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549. You may also access reports and other information about the Funds on the EDGAR database on the SEC’s Internet site at http://www.sec.gov.

This Joint Proxy Statement/Prospectus serves as a prospectus of the Acquiring Fund in connection with the issuance of the Acquiring Fund common shares in each Merger. In this connection, no person has been authorized to give any information or make any representation not contained in this Joint Proxy Statement/Prospectus and, if so given or made, such information or representation must not be relied upon as having been authorized. This Joint Proxy Statement/Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

v

TABLE OF CONTENTS

JOINT PROXY STATEMENT/PROSPECTUS

[—], 2014

AMERICAN STRATEGIC INCOME PORTFOLIO INC. (ASP)

AMERICAN STRATEGIC INCOME PORTFOLIO INC.—II (BSP)

AMERICAN STRATEGIC INCOME PORTFOLIO INC.—III (CSP)

AMERICAN SELECT PORTFOLIO INC. (SLA)

AND

DIVERSIFIED REAL ASSET INCOME FUND

SPECIAL MEETING PROPOSALS

PROPOSAL 1—MERGER OF EACH TARGET FUND WITH AND INTO A WHOLLY-OWNED SUBSIDIARY OF THE ACQUIRING FUND

A.	OVERVIEW AND BACKGROUND

USBAM, a wholly-owned subsidiary of U.S. Bank National Association (“U.S. Bank”), currently serves as the investment adviser and administrator for the Target Funds. USBAM has determined to discontinue the portion of its business involving the provision of asset management services to closed-end investment companies, including the Target Funds. Nuveen Fund Advisors and Nuveen Asset Management (together, “Nuveen”) have served as sub-advisers with respect to the Target Funds since January 2011 in connection with Nuveen’s acquisition of a portion of USBAM’s advisory business and the transfer of certain personnel. The Board of each Target Fund considered various alternatives in light of USBAM’s decision to discontinue the closed-end fund asset management business and has determined that it is in the best interests of such Target Fund to merge with and into a wholly-owned subsidiary of the Acquiring Fund. As a result of the Merger, the Target Funds would become part of the Nuveen family of funds (“Nuveen Funds”).

Shareholders of each Target Fund are being asked to consider the Agreement and Plan of Merger, which provides for the merger of each Target Fund with and into the Merger Sub, a Massachusetts limited liability company to be organized as a wholly-owned subsidiary of the Acquiring Fund, with shareholders of each Target Fund receiving newly issued common shares of the Acquiring Fund in exchange for their Target Fund shares (with cash being distributed in lieu of any fractional Acquiring Fund common shares). As soon as practicable following the completion of the Mergers, the Merger Sub will distribute its assets to the Acquiring Fund, and the Acquiring Fund will assume the liabilities of the Merger Sub, in complete liquidation and dissolution of the Merger Sub under Massachusetts law.

As a result of the Mergers, the assets of the Target Funds will be combined, and the shareholders of each Target Fund will become shareholders of the Acquiring Fund, which will operate after the Mergers as a registered closed-end management investment company with the investment objective and policies described in this Joint Proxy Statement/Prospectus. The Mergers are designed to (1) provide the opportunity for higher distributions over time and more attractive long-term return potential as a result of the broader and more flexible investment strategy of the Acquiring Fund; (2) improve the secondary trading market for common shares of the Acquiring Fund as a result of the Acquiring Fund’s larger size, expected greater trading volume and focus on income-producing real asset investments; (3) potentially achieve cost savings over time as a result of the larger size of the Acquiring Fund and breakpoints fees in the Investment Management Agreement; and (4) maintain continuity of portfolio management for each Target Fund following USBAM’s decision to discontinue the closed-end fund asset management business.

USBAM, U.S. Bank and Nuveen Fund Advisors have entered into a Facilitation Agreement that provides for each party to take certain actions to facilitate the consummation of the Mergers. The Facilitation Agreement provides, among other things, that USBAM and Nuveen Fund Advisors will use their reasonable best efforts to obtain the requisite shareholder approvals for the Mergers and will attempt to continue the Target Funds’ existing contractual arrangements or enter into new arrangements on commercially reasonable terms for the provision of similar services (such as transfer agency and custody/fund services) upon the closing of the Mergers. The Facilitation Agreement also provides for the transfer of Target Fund records and the records of USBAM (to the extent they relate to the Target Funds) to Nuveen Fund Advisors and, if requested, for USBAM to make its personnel, including certain current Target Fund officers, available to continue to serve as officers of the Acquiring Fund for a transition period following the closing of the Mergers. The Mergers are expected to take effect on or about [—], 2014, or such other date as the parties may agree (the “Closing Date”). No Fund is a party to the Facilitation Agreement. See “D. Information About the Mergers—Other Agreements—Facilitation Agreement.”

The Board of the Acquiring Fund has authorized the Acquiring Fund to conduct a series of up to three tender offers following the completion of the Mergers. Pursuant to each tender offer, the Acquiring Fund will offer to purchase up to 10% of its then outstanding common shares. The Acquiring Fund’s Board authorized the tender offers in connection with certain Standstill Agreements entered into with certain Target Fund shareholders. See “D. Information About the Mergers—Other Agreements—Standstill Agreements and Post-Merger Tender Offers.”

B.	SYNOPSIS

The following is a summary of certain information contained elsewhere in this Joint Proxy Statement/Prospectus with respect to the proposed Mergers and is qualified in its entirety by reference to the more complete information contained in this Joint Proxy Statement/Prospectus and in the Merger SAI and the appendices thereto. Shareholders should read the entire Joint Proxy Statement/Prospectus carefully. Certain capitalized terms used but not defined in this summary are defined elsewhere in this Joint Proxy Statement/Prospectus.

Background and Reasons for the Mergers

The Mergers are part of a series of proposals approved by the Boards of the Target Funds and other closed-end funds for which USBAM serves as investment adviser and administrator. The Mergers are designed to integrate the Target Funds into the Nuveen Funds. The Target Funds have substantially similar investment objectives, policies, strategies and risks. The Board of each Target Fund believes it is desirable to implement a broader investment mandate for such Target Fund in order to enhance portfolio liquidity and return potential, improve secondary market trading and seek to minimize the trading discount. Because each Target Fund would have substantially identical policies under the new mandate, the mergers of the Target Funds with and into a wholly-owned subsidiary of the Acquiring Fund achieves this goal and offers certain other advantages. Based on information provided by USBAM and Nuveen, each Target Fund’s Board believes that the Merger may benefit such Target Fund’s shareholders in a number of ways, including, among other things:

Enhanced Investment Flexibility.    The Acquiring Fund will pursue a broader and more flexible investment strategy than the Target Funds. This is expected to offer the opportunity for higher distributions over time and more attractive long-term return potential.

Improved Secondary Market Trading.    The larger asset size, expected greater common share trading volume and focus on income-producing real asset investments of the Acquiring Fund following the Mergers are expected to enable it to attract more consistent secondary market demand over time and, together with enhanced performance potential, to enable Acquiring Fund common shares to trade at a narrower discount to net asset value.

Potential Cost Savings.    The combination of the Target Funds into the Acquiring Fund may potentially result in cost savings over time as a result of the larger size of the Acquiring Fund and the management fee breakpoints in the Investment Management Agreement for the Acquiring Fund.

Continuity of Portfolio Management.    The Mergers will enable shareholders of each Target Fund to continue their investment in a combined fund with substantially similar investment objectives and the same sub-adviser following USBAM’s decision to discontinue the closed-end fund asset management business.

In addition, Nuveen is a leading sponsor of closed-end funds with more than $[—] billion in closed-end fund assets under management as of [—], 2014. As part of the Nuveen family of closed-end funds, the Acquiring Fund will participate in Nuveen’s dedicated secondary market program, which is anticipated to benefit Target Fund shareholders (as shareholders of the Acquiring Fund following the Mergers) by promoting greater awareness and demand for Acquiring Fund common shares through increased visibility and expanded fund-related information.

The closing of each Merger is contingent upon certain conditions being satisfied or waived. Among other conditions, shareholders of each Target Fund, voting separately on a fund-by-fund basis, must approve the Agreement and Plan of Merger. The closing of each Merger is contingent upon each Target Fund obtaining the requisite shareholder approval and each Target Fund satisfying (or obtaining the waiver of) its other respective closing conditions. Therefore, even if shareholders of your Target Fund approve the Merger and your Target Fund satisfies all of its other closing conditions, none of the Mergers will occur if one or more of the other Target Funds does not obtain its requisite shareholder approval or satisfy its other closing conditions. If the Mergers are not consummated, each Target Fund’s Board may take such actions as it deems in the best interests of such Target Fund, including continuing to operate the Target Fund as a stand-alone fund or recommending the liquidation of the Target Fund. For a fuller discussion of the consideration of each Target Fund’s Board regarding approval of the Mergers, see “Proposal 1—Information About the Mergers—Reasons for the Mergers.”

Material Federal Income Tax Consequences of the Mergers

As a condition to closing, each Target Fund will receive, with respect to its proposed Merger, an opinion of Vedder Price P.C., subject to certain representations, assumptions and conditions, substantially to the effect that the proposed Merger will qualify as a tax-free reorganization under Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, it is expected that no Target Fund will recognize gain or loss for federal income tax purposes as a direct result of the Mergers. It is also expected that shareholders of a Target Fund who receive Acquiring Fund shares pursuant to a Merger will recognize no gain or loss for federal income tax purposes, except that gain or loss may be recognized by common shareholders of a Target Fund with respect to any cash received in lieu of fractional Acquiring Fund common shares. Prior to the closing of the Mergers, each Target Fund expects to declare a distribution of all of its net investment income and net capital gains, if any. All or a portion of such a distribution may be taxable to a Target Fund’s shareholders for federal income tax purposes.

Comparison of the Acquiring Fund and Each Target Fund

General.    Each Fund is a diversified closed-end management investment company. Set forth below is certain comparative information about the organization, capitalization and operation of each Fund.

Organization
Fund	Organization Date	State of Organization	Entity Type
Acquiring Fund	January 21, 2014	Massachusetts	business trust
Strategic Income Portfolio	August 16, 1991	Minnesota	corporation
Strategic Income Portfolio II	April 8, 1992	Minnesota	corporation
Strategic Income Portfolio III	January 15, 1993	Minnesota	corporation
Select Portfolio	June 25, 1993	Minnesota	corporation

Capitalization—Common Shares
Fund	Authorized Shares	Shares Outstanding(1)	Par Value Per Share	Preemptive, Conversion or Exchange Rights	Rights to Cumulative Voting	Exchange on which Common Shares are Listed
Acquiring Fund	Unlimited	[—]	$0.01	None	None	NYSE(2)
Strategic Income Portfolio	1,000,000,000	4,231,331	$0.01	None	None	NYSE
Strategic Income Portfolio II	1,000,000,000	15,985,741	$0.01	None	None	NYSE
Strategic Income Portfolio III	1,000,000,000	21,356,023	$0.01	None	None	NYSE
Select Portfolio	1,000,000,000	10,662,195	$0.01	None	None	NYSE

(1)	As of April 30, 2014.
(2)	Upon the closing of the Mergers, it is expected that the common shares of the Acquiring Fund will be listed on the NYSE, subject to notice of issuance, under the ticker symbol DRA.

Investment Objectives and Policies.    The Acquiring Fund’s investment objective is to provide a high level of current income and long-term capital appreciation. Each Target Fund’s primary investment objective is to provide a high level of current income; each Target Fund’s secondary investment objective is to seek capital appreciation.

The Target Funds each have substantially similar investment strategies . The Acquiring Fund may invest in all of the types of securities and interests currently held by the Target Funds, but will also have a broader investment mandate. The following is a summary of the principal investment strategies of the Funds. As used below and throughout this Joint Proxy Statement/Prospectus, “Managed Assets” includes the net assets of a Fund as well as assets that are attributable to certain types of leverage.

Each Target Fund	Acquiring Fund	Differences
Investment Objective: Primary investment objective is to provide a high level of current income; secondary investment objective is to seek capital appreciation.	Investment Objective: To provide a high level of current income and long-term capital appreciation.	Substantially the same.

Each Target Fund	Acquiring Fund	Differences

Principal Strategy:

The Fund invests primarily in mortgage-related assets that directly or indirectly represent a participation in or are secured by and payable from mortgage loans, including whole loans, loan participations and mortgage-backed securities.

During normal market conditions, at least 65% of the total assets of the Fund are invested in income-producing securities.

The Fund may invest up to 25% of its total assets in investment grade preferred issues of real estate investment trusts (“REITs”).

The Fund may also invest in asset-backed securities, U.S. government securities, corporate debt securities, municipal obligations, unregistered securities, derivative mortgage-backed securities and mortgage-servicing rights.

Principal Strategy:

The Fund seeks to achieve its investment objective by investing in securities and other instruments that provide investment exposure to real assets, with a focus on infrastructure and real estate companies’ securities. The Fund will actively manage the portfolio allocation among infrastructure and real estate companies, with flexibility to invest across the capital structure—in any type of equity and debt securities offered by a particular company. The Fund seeks to invest in income-producing securities that provide an attractive balance of high current yield and long-term capital appreciation potential.

The Fund will invest in both equity securities and debt securities. Equity securities include common stocks, preferred stocks, convertible securities, hybrid securities, warrants, rights, depositary receipts, exchange-traded notes (“ETNs”), other registered investment companies (including exchange-traded funds (“ETFs”)) and interests, REITS and in master limited partnerships (“MLPs”). Debt securities include corporate debt instruments, mortgage-backed securities, commercial mortgage-backed securities and debt securities issued by MLPs and REITs.

Each Target Fund invests primarily in debt securities, but may invest up to 25% of its total assets in investment grade preferred issues of REITs. The Acquiring Fund may invest in a broad range of equity and debt securities.

Each Target Fund	Acquiring Fund	Differences

Sector Focus:

The Fund invests primarily in mortgage-related assets that directly or indirectly represent a participation in or are secured by and payable from mortgage loans, including whole loans, loan participations and mortgage-backed securities.

The Fund historically has emphasized direct investment in single-family, multi-family and/or commercial mortgage loans rather than traditional mortgaged-backed securities. The Fund may invest up to 50% of its total assets in commercial loans including office properties, retail centers, industrial properties, self-storage facilities, health care facilities and hotels.

The Fund may invest up to 25% of its total assets in investment grade preferred issues of REITs.

Sector Focus:

Under normal conditions, the Fund will invest at least 80% of its Managed Assets in securities or other instruments that provide investment exposure to real assets. Real asset related investments include: (i) whole loans, loan participations and other mortgage-related interests; (ii) securities of companies that are in the energy, telecommunications, utilities or materials sectors; (iii) securities of companies in the real estate or transportation industry groups; (iv) securities of companies that, if not in one of these sectors or industry groups (a) derive at least 50% of their revenues or profits from the ownership, management, operation, development, construction, financing or sale of real assets or (b) have at least 50% of the fair market value of their assets invested in real assets or (v) pooled investment vehicles that invest primarily in the foregoing companies or that are otherwise designed primarily to provide investment exposure to real assets.

Each Target Fund focuses on mortgage-related assets and REIT preferred securities, while the Acquiring Fund emphasizes securities in both the real estate and infrastructure sectors.

Below Investment Grade Securities:

All of the Fund’s investments must be in securities rated A or higher by Standard & Poor’s Ratings Services or, if unrated, determined to be of comparable quality, except that corporate debt, subordinated mortgage-backed securities and preferred securities of REITs must be rated BBB or higher. This policy does not apply to whole loans.

Below Investment Grade Securities:

All of the Fund’s debt securities may be rated below investment grade, but no more than 10% of the Fund’s Managed Assets may be invested in securities rated CCC+/Caa1 or lower.

Each Target Fund generally may not invest in securities rated below investment grade. The Acquiring Fund may invest without limit in such securities.

Each Target Fund	Acquiring Fund	Differences
Foreign Securities: No stated policy.

Foreign Securities:

The Fund may invest up to 75% of its Managed Assets in non-U.S. issuers through the direct investment in securities of non-U.S. issuers and through depositary receipts. Non-U.S. issuers are those (i) whose securities are traded principally on a stock exchange or over-the-counter (“OTC”) in a non-U.S. country, (ii) that are organized under the laws of and have a principal office(s) in a non-U.S. country or (iii) that have at least 50% of their revenues, profits or assets in non-U.S. countries. Up to 50% of the Fund’s Managed Assets may be invested in securities of issuers located in emerging markets.

Each Target Fund invests in U.S. securities, while the Acquiring Fund may invest anywhere in the world and may have significant exposure to non-U.S. issuers, including issuers located in emerging markets.

Other Investment Companies: No stated policy. (Under the 1940 Act, the Fund may invest up to 10% of assets in other investment companies.)

Other Investment Companies:

The Fund may invest up to 10% of its Managed Assets in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in securities of the types in which the Fund may invest directly.

The Target Funds historically have not invested in other investment companies. The Acquiring Fund may invest in other investment companies.

Options Strategy: The Funds may write covered put and call options and, for hedging purposes, purchase put and call options on the securities in which it is eligible to invest.

Options Strategy:

The Fund may employ an integrated and dynamic option writing strategy, focused on securities issued by real asset related companies that seeks to produce option premiums for the purpose of enhancing the Fund’s risk-adjusted total returns over time.

The Target Funds generally may use options for hedging purposes, while the Acquiring Fund may write options for hedging and non-hedging purposes.

Each Target Fund	Acquiring Fund	Differences

Other Derivatives:

The Fund may use other derivative techniques, such as futures and swaps, to hedge against interest rate risk, or for other risk management purposes. The Fund may enter into interest rate swaps and the purchase or sale of interest rate caps and floors. The Fund does not intend to use these transactions for speculative purposes. The Fund may enter into contracts for the purchase or sale for future delivery of fixed income securities or contracts based on financial indices including any index of securities in which the Fund may invest (“futures contracts”) and may purchase and write put and call options to buy or sell futures contracts (“options on futures contracts”). These investment techniques will be used only to hedge against anticipated future changes in interest rates.

Other Derivatives:

The Fund may enter into derivative instruments to manage market or business risk, enhance return, hedge certain risks of its investments in fixed income securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts, swap contracts (including credit default swaps and interest rate swaps), options on financial futures, options on swap contracts, or other derivative instruments.

Each Target Fund generally may use derivatives for hedging purposes, while the Acquiring Fund may use derivatives for hedging and non-hedging purposes.

Leverage: The Fund borrows through the use of reverse repurchase agreements and term and revolving loans.	Leverage: The Fund may engage in leverage including through reverse repurchase agreements, term and revolving loans and the issuance of preferred shares.	Substantially the same except that the Acquiring Fund may (but does not currently intend to) issue preferred shares.

Individual security ratings are based on information from Moody’s Investors Service, Inc., Standard & Poor’s Ratings Services and/or Fitch Ratings Inc. For purposes of investment rating limitations in this Joint Proxy Statement/Prospectus, a security is considered to have the highest rating assigned to it by a nationally recognized statistical rating agency. In the case of an unrated security, it is considered to have the same rating as rated securities judged by the portfolio managers to be of comparable quality. Investment rating limitations are considered to apply only at the time of investment and will not be considered violated unless an excess or deficiency occurs or exists immediately after, and as a result of, an acquisition of securities.

Additional Information About the Acquiring Fund’s Investment Strategies

The Acquiring Fund invests in securities and other instruments that provide investment exposure to real assets. Real assets are any tangible assets, as distinguished from financial assets, and generally include real estate, infrastructure and natural resources. The Acquiring Fund will actively manage the portfolio allocation among real asset sectors with flexibility to invest across the capital structure, in any type of equity and debt securities offered by a particular issuer. The Acquiring Fund seeks to invest in income-producing securities that provide an attractive balance of high asset yield and long-term capital appreciation potential. The Acquiring Fund will manage its overall strategy with the goal of providing attractive income and capital appreciation over time. The Acquiring Fund will invest globally, seeking to capitalize on worldwide population growth, urbanization, economic development and the accelerating demand for new and improved infrastructure and real estate facilities. The Acquiring Fund may invest in whole loans, loan participations and other mortgage-related interests, either directly or through REITs.

In addition, the Acquiring Fund will employ a limited option writing strategy seeking to enhance risk-adjusted total returns and to generate option premiums to more efficiently implement its distribution policy. The Acquiring Fund may use derivatives to manage market or business risk, to enhance total return or to hedge against adverse movements in currency exchange rates.

The Acquiring Fund anticipates using leverage to achieve its investment objective. The use of leverage involves increased risk, including increased variability of a Fund’s net income, distributions and net asset value in relation to market changes. The Acquiring Fund may use derivatives such as interest rate swaps to fix the rate after expenses (or “all-in” rate) paid on leverage in an effort to lower leverage costs over an extended period. While the Acquiring Fund currently expects to maintain a leverage ratio comparable to the leverage ratios of the Target Funds prior to the Mergers (see “—Leverage” below), there is no assurance that the Acquiring Fund will maintain historical types or levels of leverage used by the Target Funds. The Acquiring Fund’s leverage strategy may not work as planned or achieve its goal.

Portfolio Turnover.    As described in the table above, the Acquiring Fund has a broad and flexible mandate that permits investments in both the types of securities that the Target Funds may hold, as well as other types of securities that are not eligible for investment by the Target Funds. Under current market conditions, the Acquiring Fund is expected to sell a substantial portion of the more liquid assets acquired from the Target Funds within approximately three months following the Mergers in order to take advantage of its ability to invest in a broader range of securities, including infrastructure related securities, equity securities of all types, foreign securities and securities rated below investment grade. Over a longer period of time of up to two to three years, the Acquiring Fund will continue to hold certain less liquid investments of the Target Funds, including whole loans and loan participations. The reinvestment of proceeds from the disposition of such assets will depend on market conditions at the time that such instruments mature or may otherwise be sold.

Portfolio Allocation.    The following is a summary of the portfolio allocation as a percentage of total investments of the Target Funds as of February 28, 2014 and a pro forma portfolio allocation of the Acquiring Fund as though the Mergers had occurred on February 28, 2014. The table does not reflect the Acquiring Fund’s expected portfolio turnover described above.

% Managed Assets	Strategic Income Portfolio	Strategic Income Portfolio II	Strategic Income Portfolio III	Select Portfolio	Acquiring Fund Pro Forma
Commercial Loans	28%	30%	29%	25%	28%
Corporate Bonds	24%	21%	29%	24%	25%
Corporate Notes	5%	5%	—	5%	4%
Multifamily Loans	—	12%	10%	8%	9%
Preferred Stocks	28%	26%	27%	27%	27%
Real Estate Owned	3%	—	—	—	—
Short-Term Investment	2%	1%	1%	1%	1%
U.S. Government Agency Mortgage-Backed Securities	10%	4%	4%	9%	6%
Asset-Backed Securities	—	1%	—	1%	—

Total Assets	100%	100%	100%	100%	100%

Leverage.    Each Target Fund is a leveraged closed-end management investment company and currently engages in leverage through the use of reverse repurchase agreements and term and revolving loans. The Acquiring Fund may engage in leverage including through reverse repurchase agreements, term and revolving loans and the issuance of preferred shares. Each Fund’s asset coverage as of the fiscal year ending August 31 of the last three fiscal years is shown below.

	2013	2012	2011
Strategic Income Portfolio	342%	355%	383%
Strategic Income Portfolio II	322%	344%	325%
Strategic Income Portfolio III	326%	340%	327%
Select Portfolio	321%	345%	330%
Acquiring Fund Pro Forma(1)	325%	344%	332%

(1)	The Acquiring Fund pro forma portfolio allocation assumes the Mergers took effect on August 31, 2013. It does not reflect any portfolio turnover as a result of the Mergers.

Board Members and Officers.    The Acquiring Fund has the same Board Members and board structure as the Target Funds, and such Board Members will continue to serve following the Closing Date. The Board of each Target Fund is responsible for overseeing generally the operation of the Target Funds, including general oversight of the duties performed by USBAM under its investment advisory and management agreement with each Target Fund (each, a “USBAM Advisory Agreement”). The Board of each Target Fund currently has five (5) Board Members, each of whom is not an “interested person” as that term is defined in the 1940 Act (the “Independent Board Members”). The names and business addresses of the Board Members and the current officers of the Target Funds and their principal occupations and other affiliations during the past five years are set forth under “Annual Meeting Proposal—Proposal 1: Election of Board Members.”

Currently, the officers of the Acquiring Fund are the same individuals who serve as officers of the Target Funds. As a condition to closing, the Facilitation Agreement provides that the individuals who currently serve as officers to other funds in the Nuveen fund complex will become officers of the Acquiring Fund as of the Closing Date. In addition, the Facilitation Agreement provides that, if requested, USBAM will also make its personnel, including certain current Fund officers, available to continue to serve as officers of the Fund for a transition period following the closing of the Mergers. The names and business addresses of the current officers of the Acquiring Fund and Nuveen personnel who will become officers of the Acquiring Fund as of the Closing Date and their principal occupations and other affiliations during the past five years are set forth on Appendix I.

Investment Adviser.    USBAM currently serves as the investment adviser and administrator to each Target Fund. Nuveen Fund Advisors and Nuveen Asset Management currently serve as sub-advisers to each Target Fund. Nuveen Fund Advisors will serve as the investment adviser to the Acquiring Fund pursuant to an investment management agreement between the Acquiring Fund and Nuveen Fund Advisors (the “Acquiring Fund Management Agreement”), and Nuveen Asset Management will serve as the sub-adviser to the Acquiring Fund pursuant to a sub-advisory agreement with Nuveen Fund Advisors (the “Acquiring Fund Sub-Advisory Agreement”).

The investment advisory services to be provided by Nuveen Fund Advisors to the Acquiring Fund under the Acquiring Fund Management Agreement generally are similar to the services provided by USBAM to the Target Funds under the USBAM Advisory Agreements. The USBAM Advisory Agreements provide that USBAM will manage the investment of the assets of each Target Fund. The Acquiring Fund Management Agreement similarly provides that, subject to the supervision of the Board, Nuveen Fund Advisors will manage the investment and reinvestment of the assets of the Acquiring Fund and also provides for the provision of certain administrative services to the Acquiring Fund. In addition, as discussed in more detail below, under the sub-advisory agreements between Nuveen Fund Advisors and USBAM, Nuveen Fund Advisors assists in the supervision of each Target Fund’s investment program, manages risks and leverage, provides assistance in connection with determining dividends and distributions, provides tax advice and assists in the pricing of Target Fund securities. Nuveen Fund Advisors will provide such services to the Acquiring Fund pursuant to the Acquiring Fund Management Agreement.

Currently, administrative services are provided by USBAM pursuant to a separate administration services agreement with each Target Fund (each, a “USBAM Administration Agreement”). USBAM has appointed Nuveen Fund Advisors as sub-administrator of each Target Fund pursuant to separate sub-administration agreements between USBAM and Nuveen Fund Advisors (each, a “USBAM Sub-Administration Agreement”), under which Nuveen Fund Advisors has agreed to provide various administrative services upon request, including reviewing shareholder communications, drafting portions of the shareholder annual reports, and providing assistance in connection with the proprietary model for valuing whole loans. Nuveen Fund Advisors will provide such services, among others, to the Acquiring Fund pursuant to the Acquiring Fund Management Agreement.

The USBAM Advisory Agreements generally provide that USBAM will (i) furnish the Target Funds with suitable office space, and all necessary office facilities, equipment and personnel for servicing the investments of the Target Funds, and (ii) arrange for officers, employees and other persons who are affiliated with USBAM or any entity which controls, is controlled by or is under common control with USBAM, to serve without compensation from the Target Funds as Board Members, officers or employees of the Target Funds if duly elected to such positions by the shareholders or Board Members of the Target Fund. The Acquiring Fund Management Agreement also generally provides that Nuveen Fund Advisors will be responsible for furnishing, at its expense, office space, facilities and equipment and providing officers and employees to carry out its duties under the agreement. Additionally, officers and employees of Nuveen are expected to become officers of the Acquiring Fund as of the Closing Date.

The fee and expense structure of the Acquiring Fund will reflect the fee and expense structure of the Nuveen Funds, which differs from the current management fee and expense structure of the Target Funds. The differences are as follows:

•

Nuveen Fund Advisors provides advisory and certain administrative services pursuant to a single agreement and a single fee, while USBAM provides advisory and administrative services pursuant to separate agreements and separate fees;

•

Under the Acquiring Fund’s fee and expense structure, certain expenses that are currently covered through the administrative fee will not be covered through the advisory fee, but will be paid directly by the Fund, such as sub-transfer agency and fund accounting fees; and

•

The Acquiring Fund’s management fee schedule is comprised of a fund-level fee rate and a complex-level fee rate based on average daily managed assets (which include assets attributable to all types of leverage), both of which include breakpoints. In contrast, each Target Fund’s management fee schedule does not include breakpoints and is comprised of a fund-level fee rate based on average weekly net assets. For Strategic Income Portfolio, Strategic Income Portfolio II and Strategic Income Portfolio III, the management fee also includes a second component based on daily gross income.

The USBAM Advisory Agreement for each of Strategic Income Portfolio, Strategic Income Portfolio II and Strategic Income Portfolio III generally provides that USBAM receives a monthly investment advisory fee in an amount equal to an annualized rate of approximately 0.20% of average weekly net assets and 4.50% of the daily gross income accrued by such Fund during the month (i.e., investment income including amortization of discount income, other than gains from the sale of securities or gains received from options and futures contracts less interest on money borrowed by the Fund). The monthly investment advisory fee may not exceed, in the aggregate, 1/12 of 0.725% of average weekly net assets during the month (approximately 0.725% on an annual basis). For Select Portfolio, the USBAM Advisory Agreement provides that USBAM will receive an investment advisory fee in an amount equal to an annualized rate of 0.50% of the Fund’s average weekly net assets, payable monthly.

Pursuant to the USBAM Administration Agreements, USBAM receives an administration fee from each Target Fund in an amount equal to an annualized rate of 0.25% of the Fund’s average weekly net assets, payable monthly. Under each USBAM Sub-Administration Agreement, USBAM pays Nuveen Fund Advisors a fee in an amount equal to an annualized rate of 0.10% of the average weekly net assets of each Target Fund for certain administrative and other services that Nuveen Fund Advisors provides to the Fund, payable monthly.

Under the Acquiring Fund Management Agreement, the Acquiring Fund will pay a monthly fee to Nuveen Fund Advisors in an amount equal to the sum of a fund-level fee and a complex-level fee. The annual fund-level fee rate under the Acquiring Fund Management Agreement is calculated by applying the following annual rate to the average total daily managed assets of the Fund:

Average Total Daily Managed Assets*	Rate
For the first $125 million	0.8000%
For the next $125 million	0.7875%
For the next $250 million	0.7750%
For the next $500 million	0.7625%
Over $1 billion	0.7500%

*

For this purpose, “Managed Assets” means the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of effective leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of U.S. generally accepted accounting principles).

The complex-level fee rate under the Acquiring Fund Management Agreement shall be calculated in such a manner that it results in the effective rate at the specified complex-level asset amounts shown in the following annual fee schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996%
$57 billion	0.1989%
$60 billion	0.1961%
$63 billion	0.1931%
$66 billion	0.1900%
$71 billion	0.1851%
$76 billion	0.1806%
$80 billion	0.1773%
$91 billion	0.1691%
$125 billion	0.1599%
$200 billion	0.1505%
$250 billion	0.1469%
$300 billion	0.1445%

*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen Funds. Except as described below, eligible assets include the net assets of all Nuveen branded closed-end and open-end registered investment companies organized in the United States. Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen Fund complex in connection with Nuveen Fund Advisors’ assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by Nuveen Fund Advisors that are attributable to financial leverage. For these purposes, financial leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by Nuveen Fund Advisors as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances.

Based on eligible assets as of August 31, 2013, the complex-level fee would be 0.1694% of Managed Assets.

If the Merger is consummated, Nuveen Fund Advisors has agreed to waive its fees or reimburse expenses for two years following the Closing Date so that total annual operating expense ratio (excluding the costs of leverage) of the Acquiring Fund will be two basis points (0.02%) less than the lowest total annual expense ratio (excluding the costs of leverage) of the Target Funds for the period from the first day of the current fiscal year through the last day of the month prior to the consummation of the Mergers, on an annualized basis. Nuveen’s fee waiver/expense reimbursement agreement may not be discontinued prior to the expiration of the two-year period unless authorized by the Board of the Acquiring Fund or the Acquiring Fund Management Agreement terminates. In addition, Nuveen’s fund- and complex-level management fee breakpoint schedules create opportunity for cost savings over time from subsequent organic growth at both the fund level and the complex level.

The USBAM Advisory Agreements do not specifically address the standard of care required of the investment adviser. The Acquiring Fund Management Agreement provides that Nuveen Fund Advisors shall not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon the investigation and research made by any other individual, firm or corporation, if the recommendation to make such purchase, sale or retention shall have been made with due care and in good faith, except loss resulting from willful misfeasance, bad faith or gross negligence on the part of Nuveen Fund Advisors in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the agreement.

The USBAM Advisory Agreements provide that, unless earlier terminated, they will remain in effect for a period of two years from the date of execution and thereafter from year to year, but only so long as such continuation is specifically approved in the manner required by the 1940 Act. The Acquiring Fund Management Agreement provides that, unless earlier terminated, it will remain in effect for an initial term as specified therein (which shall not exceed two years) and thereafter from year to year, but only so long as such continuation is approved in the manner required by the 1940 Act. Additionally, as required by law, the Acquiring Fund Management Agreement and each USBAM Advisory Agreement each provides that it will terminate automatically in the event of an assignment (as defined under the 1940 Act). The Acquiring Fund Management Agreement and the USBAM Advisory Agreements also provide that they may be terminated at any time, without payment of any penalty, by the adviser, by such applicable Board or by the vote of a majority of the outstanding voting securities upon at least sixty (60) days’ written notice to the other party.

The USBAM Advisory Agreements are silent as to governing law. The Acquiring Fund’s investment management agreement is governed by Illinois law.

Investment Sub-Adviser.    Nuveen Asset Management currently serves as a sub-adviser to each Target Fund pursuant to a sub-advisory agreement with USBAM (each, a “USBAM Sub-Advisory Agreement I”), and Nuveen Fund Advisors currently serves as a sub-adviser to each Target Fund pursuant to a sub-advisory agreement with USBAM (each, a “USBAM Sub-Advisory Agreement II” and together with the USBAM Sub-Advisory Agreements I, each, a “Target Fund Sub-Advisory Agreement”). Nuveen Asset Management’s current investment sub-advisory responsibilities include making investment decisions, placing purchase and sale orders for portfolio transactions in a Target Fund and employing professional portfolio managers and securities analysts to provide research services relating to a Target Fund. Nuveen Fund Advisors’ current investment sub-advisory responsibilities include assisting in the supervision of each Target Fund’s investment program, monitoring risks and managing leverage, providing assistance in connection with determining dividends and distributions, providing tax advice and assisting in the pricing of Target Fund securities. USBAM compensates Nuveen Fund Advisors and Nuveen Asset Management for their services out of the investment management fees paid by each Target Fund to USBAM. Nuveen Fund Advisors and Nuveen Asset Management are not compensated by the Target Funds directly.

Under the USBAM Sub-Advisory Agreement I with respect to each of Strategic Income Portfolio, Strategic Income Portfolio II and Strategic Income Portfolio III, USBAM pays Nuveen Asset Management a monthly fee in an amount equal to an annualized rate of approximately 0.10% of the respective Fund’s average weekly net assets and 3.00% of the daily gross income accrued by such Fund during the month (i.e., investment income, including amortization of discount income, other than gains from the sale of securities or gains received from options and futures contracts less interest on money borrowed by the Fund). The monthly sub-advisory fee may not exceed, in the aggregate, 1/12 of 0.45% of the respective Fund’s average weekly net assets during the month (approximately 0.45% on an annual basis). For Select Portfolio, under the current USBAM Sub-Advisory Agreement I, USBAM pays Nuveen Asset Management a monthly fee in an amount equal to an annualized rate of 0.30% of the Fund’s average weekly net assets.

Under the USBAM Sub-Advisory Agreement II with respect to each of Strategic Income Portfolio, Strategic Income Portfolio II and Strategic Income Portfolio III, USBAM pays Nuveen Fund Advisors a monthly fee in an amount equal to an annualized rate of 1.50% of the daily gross income accrued by the respective Fund during the month (i.e., investment income, including amortization of discount income, other than gains from the sale of securities or gains received from options and futures contracts less interest on money borrowed by the Fund). The monthly sub-advisory fee may not exceed, in the aggregate, 1/12 of 0.175% of the respective Fund’s average weekly net assets during the month (approximately 0.175% on an annual basis). For Select Portfolio, under the current USBAM Sub-Advisory Agreement II, USBAM pays Nuveen Fund Advisors a monthly fee in an amount equal to an annualized rate of 0.10% of the Fund’s average weekly net assets.

The services provided by Nuveen Asset Management under the Acquiring Fund Sub-Advisory Agreement will be substantially similar to those currently provided by Nuveen Asset Management under the USBAM Sub-Advisory Agreement I. However, the terms of the sub-advisory agreements differ, primarily with respect to Nuveen Asset Management’s compensation. Under the Acquiring Fund Sub-Advisory Agreement, Nuveen Fund Advisors will compensate Nuveen Asset Management for its services out of the investment management fees paid by the Fund to Nuveen Fund Advisors. Nuveen Asset Management will not be compensated by the Acquiring Fund directly. Under the Acquiring Fund Sub-Advisory Agreement, Nuveen Fund Advisors will compensate Nuveen Asset Management in an amount equal to [—]% of the advisory fee payable to Nuveen Fund Advisors by the Acquiring Fund.

Information about Nuveen Fund Advisors and Nuveen Asset Management.    Each of Nuveen Fund Advisors and Nuveen Asset Management is a subsidiary of Nuveen Investments, Inc. (“Nuveen Investments”). Founded in 1898, Nuveen Investments and its affiliates had approximately $224.6 billion in assets under management as of March 31, 2014. Nuveen Investments is a wholly-owned subsidiary of Windy City Investments, Inc. (“Windy City”), a corporation formed by an investor group led by Madison Dearborn Partners, LLC (“MDP”), a private equity investment firm based in Chicago, Illinois. Windy City is controlled by MDP on behalf of the Madison Dearborn Capital Partner V funds.

On April 14, 2014, TIAA-CREF entered into a Purchase and Sale Agreement to acquire Nuveen Investments from the investor group led by MDP. TIAA-CREF is a national financial services organization with approximately $569 billion in assets under management, as of March 31, 2014, and is the leading provider of retirement services in the academic, research, medical and cultural fields. If the TIAA-CREF Transaction is completed, Nuveen Investments will become a wholly-owned subsidiary of TIAA-CREF. Nuveen Investments will operate as a separate subsidiary within TIAA-CREF’s asset management business. Nuveen Investments’ current leadership and key investment teams are expected to stay in place. See “Proposal 2—Approval of New Sub-Advisory Agreements.”

A discussion regarding the Board’s approval of the USBAM Advisory Agreement and Target Fund Sub-Advisory Agreements for each Target Fund is available in such Target Fund’s Annual Report for the fiscal year ended August 31, 2013. A discussion regarding the Board’s approval of the Acquiring Fund Management Agreement and Acquiring Fund Sub-Advisory Agreement will be available in the Acquiring Fund’s first Annual or Semi-Annual Report.

Portfolio Management.    John G. Wenker, David Yale and Jason J. O’Brien, CFA, serve as co-portfolio managers to each Target Fund and are responsible for the day-to-day management of each Target Fund’s investment strategy.

John G. Wenker, Managing Director, Head of Real Assets, is primarily responsible for the day-to-day management of each Target Fund’s portfolio. Mr. Wenker serves in a strategic role as head of real assets, which includes the firm’s equity and debt real estate products and its global infrastructure strategy. He is the lead manager of the firm’s Real Estate Debt product and co-lead manager of the Real Estate Securities strategy, which invests primarily in equity REITs. He is also co-portfolio manager of the Global Infrastructure product, which invests in listed infrastructure companies from around the world. Mr. Wenker started working in the financial services industry in 1983 as a mortgage banker at Norwest Mortgage and then as a public finance investment banker focused on housing and government projects for Miller & Schroeder Financial. He also worked for the Minneapolis Community Development Agency managing several of its finance departments including the commercial real estate and housing revenue bond programs. Mr. Wenker joined USBAM (formerly known as FAF Advisors, Inc.) in 1992 as a portfolio manager for four real estate debt closed-end funds. He took over management of the Target Funds in October 1999 and was part of the team that launched the Global Infrastructure product in 2007. He joined Nuveen Asset Management in January 2011 in connection with the acquisition of a portion of USBAM’s asset management business. Mr. Wenker earned a B.A. in public administration from Metropolitan State University and an M.B.A. in finance from the University of St. Thomas.

David Yale, Senior Vice President, Portfolio Manager, co-manages the Target Funds. Mr. Yale’s primary responsibilities include identifying, negotiating, and structuring loan acquisitions. Mr. Yale began working in the financial industry in 1981. Prior to joining USBAM in 2006, he worked for U.S. Bank in commercial real estate, ReliaStar/ING in real estate finance, and at Prudential. He joined Nuveen Asset Management in January 2011 in connection with the acquisition of a portion of USBAM’s asset management business. Mr. Yale holds a B.S. in construction administration from the University of Wisconsin—Madison.

Jason J. O’Brien, CFA, Vice President, Portfolio Manager, is a co-portfolio manager of the firm’s Intermediate Government Bond product and closed-end mortgage funds, including the Target Funds. He is also a member of the Securitized Debt Sector Team, responsible for trading mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities. He began working in the financial industry in 1993 when he joined USBAM. He joined Nuveen Asset Management in January 2011 in connection with the acquisition of a portion of USBAM’s asset management business. Mr. O’Brien received a B.A. in finance from the University of St. Thomas. He holds the Chartered Financial Analyst designation and is a member of the CFA Institute and the CFA Society of Minnesota.

As the Acquiring Fund’s sub-adviser, Nuveen Asset Management will be responsible for the investment of the Acquiring Fund’s Managed Assets. In addition to Messrs. Wenker, Yale and O’Brien, Jay L. Rosenberg and Jeffrey T. Schmitz will also will serve as the Acquiring Fund’s portfolio managers. Collectively, Messrs. Wenker, Yale, O’Brien, Rosenberg and Schmitz will be responsible for the day-to-day management of the Acquiring Fund’s portfolio following the consummation of the Mergers.

Jay L. Rosenberg is the creator of the firm’s Global Infrastructure strategy, which invests in listed infrastructure companies, and has been the primary portfolio manager for the strategy since its inception in 2007. He has also been co-lead manager of the firm’s Real Estate Securities product, which invests primarily in equity real estate investment trusts, since 2005. Mr. Rosenberg started working in the financial services industry in 1995 and joined USBAM in 2005. Previously, he served as vice president and real estate portfolio manager for Advantus Capital Management and real estate fixed-income analyst at Sit Investment Advisors. Prior to those positions, Mr. Rosenberg was a development manager for office and office/warehouse products at Welsh Companies and a land use planner at Siemon, Larsen & Marsh in Chicago. He joined Nuveen Asset Management in January 2011 in connection with the acquisition of a portion of USBAM’s asset management business. Mr. Rosenberg graduated from the University of Wisconsin—Madison, where he received a B.S. He received a master’s degree in urban planning and public policy from the University of Illinois—Chicago.

Jeffrey T. Schmitz, CFA, is a co-manager of the firm’s High Income Bond product and a member of the High-Yield Credit and the Emerging Markets Sector Teams. He began working in the financial industry in 1987. Prior to joining USBAM in 2006, Mr. Schmitz worked as a senior credit research analyst at Deephaven Capital Management, as a trading risk manager at Cargill Financial Services, and in various risk oversight roles with the Office of the Comptroller of the Currency. He joined Nuveen Asset Management in January 2011 in connection with the acquisition of a portion of USBAM’s asset management business. Mr. Schmitz received a B.A. in finance from the University of St. Thomas and an M.B.A. in finance from the University of Minnesota’s Carlson School of Management. He holds the Chartered Financial Analyst designation and is a member of the CFA Institute and the CFA Society of Minnesota.

The Merger SAI provides additional information about the portfolio managers’ compensation, other accounts managed and ownership of securities in the Funds, as applicable.

Comparative Expense Information

The purpose of the comparative fee table is to assist you in understanding the various costs and expenses of investing in shares of the Target Funds and the Acquiring Fund. The information in the table reflects the fees and expenses for each Target Fund for the fiscal year ended August 31, 2013, and pro forma expenses for the twelve months ended August 31, 2013 for the Acquiring Fund. Each Target Fund’s management fees include the aggregate fees paid under both its USBAM Advisory Agreement and USBAM Administration Agreement. (See “B. Synopsis—Comparison of the Acquiring Fund and Each Target Fund—Investment Adviser.”) The pro forma management fees represent the combined contractual fund-level and complex-level fee rates based on the aggregate of the Target Funds’ average weekly Managed Assets for the twelve months ended August 31, 2013. The figures in the example are not necessarily indicative of past or future expenses, and actual expenses may be greater or less than those shown. Actual rates of return may be greater or less than the hypothetical 5% annual return shown in the example.

Comparative Fee Table(1)

	Current Expenses (as a percentage of net assets)				Acquiring Fund Pro Forma Expenses (as a percentage of net assets)(2)
	Strategic Income Portfolio (ASP)	Strategic Income Portfolio II (BSP)	Strategic Income Portfolio III (CSP)	Select Portfolio (SLA)
Management Fees	0.78%	0.77%	0.82%	0.75%	1.34%
Other Expenses	0.66%	0.29%	0.29%	0.32%	0.16%

Subtotal:	1.44%	1.06%	1.11%	1.07%	1.50%
Interest Expense on Borrowings	0.36%	0.57%	0.62%	0.36%	0.51%

Total Annual Operating Expenses	1.80%	1.63%	1.73%	1.43%	2.01%
Less Expense Reimbursement	—	—	—	—	-0.46	%(3)(4)

Total Annual Operating Expenses After Expense Reimbursement	1.80%	1.63%	1.73%	1.43%	1.55%

(1)	“Annual Expenses (as a percentage of net assets applicable to common shares)” are based on the actual expenses of the Target Funds for the fiscal year ended August 31, 2013 and the estimated pro forma expenses of the Acquiring Fund for the twelve months ended August 31, 2013. It is important for you to understand that a decline in a Fund’s average net assets applicable to common shares during the current fiscal year due to recent market volatility or other factors could cause the Fund’s expense ratios to be higher than the expense information presented.
(2)	The Acquiring Fund Pro Forma figures assume the consummation of the Merger of each Target Fund on the first day of the fiscal period ended August 31, 2013.
(3)	Nuveen Fund Advisors has agreed to waive its fees or reimburse expenses for two years following the Closing Date so that the total annual operating expense ratio (excluding the costs of leverage) of the Acquiring Fund will be two basis points (0.02%) less than the lowest total annual expense ratio (excluding the costs of leverage) of the Target Funds for the period from the first day of the current fiscal year through the last day of the month prior to the consummation of the Mergers, on an annualized basis (the “Closing Date Expense Ratio”). This agreement may not be discontinued prior to the expiration of the two-year period unless authorized by the Board of the Acquiring Fund or the Acquiring Fund Management Agreement terminates.
(4)	Based on the actual expenses for the Target Funds and pro forma expenses shown in the table, Nuveen Fund Advisors would have waived or reimbursed expenses in the amount shown. The actual amount waived or reimbursed will depend on the Closing Date Expense Ratio.

Example:    The following examples illustrate the expenses that a shareholder would pay on a $1,000 investment that is held for the time periods provided in the table. The examples assume that all dividends and other distributions are reinvested and that Total Annual Expenses remain the same. The examples also assume a 5% annual return. For the Acquiring Fund Pro Forma, the examples take into account Nuveen Fund Advisors’ agreement to waive fees or reimburse expenses for two years following the Closing Date, based upon the amount of reimbursement shown in the Fee Table for illustrative purposes. The examples should not be considered a representation of future expenses, and your actual expenses may be higher or lower. However, based on the assumptions discussed above, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Strategic Income Portfolio	$18	$57	$97	$212
Strategic Income Portfolio II	$17	$51	$89	$193
Strategic Income Portfolio III	$18	$54	$94	$204
Select Portfolio	$15	$45	$78	$171
Acquiring Fund Pro Forma	$16	$55	$104	$238

Comparative Performance Information

The Acquiring Fund has not commenced operations and does not have a performance record. Comparative total return performance for the Target Funds for the periods ended August 31, 2013 is shown in the table below:

	Average Annual Total Return on Net Asset Value			Average Annual Total Return on Market Value
	One Year	Five Years	Ten Years	One Year	Five Years	Ten Years
Strategic Income Portfolio	-4.19%	8.20%	6.93%	-12.99%	9.44%	6.22%
Strategic Income Portfolio II	-6.15%	3.24%	4.31%	-0.86%	5.80%	4.24%
Strategic Income Portfolio III	-2.17%	0.46%	3.41%	-0.87%	2.52%	3.56%
Select Portfolio	-0.61%	6.46%	6.57%	-6.81%	7.35%	6.10%

Average Annual Total Return on Net Asset Value is based on the change in a Fund’s net asset value and assumes reinvestment of distributions at net asset value. Average Annual Total Return on Market Value assumes that all distributions have been reinvested at market prices pursuant to a Fund’s dividend reinvestment plan. Market price returns reflect any broker commissions or sales charges on dividends reinvested at market price. Past performance information is not necessarily indicative of future results, and the performance of the Acquiring Fund is expected to differ from the historical results of the Target Funds as a result of differences in investment strategies to be employed by the Acquiring Fund.

C.	RISK FACTORS

The principal risks of investing in the Acquiring Fund are described below. The Acquiring Fund may invest in a broader range of securities than the Target Funds and is expected to emphasize industry sectors different from those in which the Target Funds primarily invest. The risks and special considerations listed below should be considered by shareholders of each Target Fund in their evaluation of the Mergers.

An investment in the Acquiring Fund may not be appropriate for all investors. The Acquiring Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Acquiring Fund will achieve its investment objective. Investors should consider their long-term investment goals and financial needs when making an investment decision with respect to the Acquiring Fund. An investment in the Acquiring Fund is intended to be a long-term investment, and you should not view the Fund as a trading vehicle. Your shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions, if applicable.

General Risks of Investing in the Funds

The following is a summary of the comparison of the principal investment risks of the Target Funds and the Acquiring Fund.

Principal Risks	Target Funds	Acquiring Fund
Mortgage-Backed Securities Risk, Mortgage-Related Risk, Whole Loan Risk	X	X
Fixed Income Securities Risk (Interest Rate, Credit Risk, Call Risk)	X	X
Below Investment Grade Risk	—	X
Common Stock Risk	—	X
Preferred Stock Risk	X	X
Infrastructure and Real Estate Industry Concentration	X	X
Real Estate Related Securities Risk	X	X
Non-U.S. Securities Risk; Emerging Markets Risk; Foreign Currency Risk	—	X
Derivatives Risk	X	X
Options Strategy Risk	—	X
Leverage Risk	X	X
Market Discount Risk	X	X

Investment and Market Risk.    An investment in the Acquiring Fund’s shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in common shares represents an indirect investment in the underlying securities owned by the Acquiring Fund. Your shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of dividends and distributions, if applicable. In addition, the value of the securities held by the Acquiring Fund could be materially and adversely affected by an economic downturn or prolonged recession. Investors bear a risk of loss to the extent that the price at which they sell their shares is lower than at the time of purchase. The common shares are designed primarily for long-term investors, and you should not view the Fund as a vehicle for trading purposes.

Market Discount to Net Asset Value.    The market price of shares of closed-end investment companies may fluctuate and during certain periods may trade at prices lower than net asset value. Because the market price of the Acquiring Fund’s common shares will be determined by factors such as relative supply of and demand for the common shares in the market, general market and economic conditions and other factors beyond the control of the Acquiring Fund, the Acquiring Fund cannot predict whether its common shares will trade at, above or below net asset value. The shares of the Target Funds have, at times, traded at significant discounts from net asset value. This characteristic is a risk separate and distinct from the risk that the Fund’s net asset value could decrease as a result of investment activities.

Leverage Risk.    The use of leverage creates special risks for shareholders, including potential interest rate risks and the likelihood of greater volatility of net asset value and market price of, and distributions on, the common shares. If the value of the Acquiring Fund’s portfolio declines while the Acquiring Fund is using leverage, the net asset value per common share will decline by a greater amount than if leverage were not used. The Acquiring Fund may engage in leverage through borrowings. The Acquiring Fund also may utilize derivatives and other portfolio techniques that have the economic effect of leverage by creating additional investment exposure. The Acquiring Fund may also employ structural leverage through the issuance of preferred shares. The Acquiring Fund may engage in leverage including through reverse repurchase agreements, term and revolving loans and the issuance of preferred shares. “Effective leverage” is the combination of the amount of structural leverage plus the amount of leverage from any derivatives and other portfolio techniques. The Acquiring Fund anticipates that its effective leverage ratio will vary from time to time, based upon changes in market conditions and variations in the value of the portfolio’s holdings. The Acquiring Fund’s effective leverage will not exceed 38% of Managed Assets.

The Acquiring Fund will pay (and shareholders will bear) any costs and expenses relating to the Acquiring Fund’s use of leverage, which will result in a reduction in the net asset value of the common shares. In connection with the closing of the Mergers, the Acquiring Fund intends to maintain the current credit facilities or enter into similar facilities on terms no less favorable. The Acquiring Fund may in the future, based on its assessment of market conditions, increase or decrease its level of leverage or change the types of leverage employed. Such changes may impact net investment income and the market value of common shares. There can be no assurance that the Acquiring Fund will maintain the types or levels of leverage historically used by the Target Funds or that the Acquiring Fund’s leverage strategy will be successful. The amount of fees paid to Nuveen Fund Advisors (which in turn pays a portion of its fees to Nuveen Asset Management) for investment advisory services will be higher if the Acquiring Fund uses leverage because the advisory fees of the Acquiring Fund will be calculated based on the Acquiring Fund’s Managed Assets—this may create an incentive for Nuveen Fund Advisors and Nuveen Asset Management to leverage the Acquiring Fund.

Common Stock Risk.    The Acquiring Fund may have exposure to common stocks. Common stocks have experienced significantly more volatility in returns and may significantly underperform relative to fixed-income securities during certain periods. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Acquiring Fund. Also, the price of common stocks is sensitive to general movements in the stock market, and a drop in the stock market may depress the price of common stocks to which the Acquiring Fund has exposure. Common stock prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer, the general condition of the relevant stock market or the current and expected future conditions of the broader economy, or when political or economic events affecting the issuer in particular or the stock market in general occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

Infrastructure and Real Estate Concentration Risk.    The Acquiring Fund’s investments will be concentrated in the infrastructure and real estate sectors. Because the Acquiring Fund will be concentrated in such sectors, it may be subject to more risks than if it were broadly diversified across the economy. General changes in market sentiment towards infrastructure and real estate companies may adversely affect the Acquiring Fund, and the performance of infrastructure and real estate companies may lag behind the broader market as a whole. Also, the Acquiring Fund’s concentration in the infrastructure and real estate sectors may subject the Acquiring Fund to risks associated with companies in those sectors.

Infrastructure Related Securities Risk.

•	General. The Acquiring Fund expects to invest significantly in infrastructure related securities, which will expose the Acquiring Fund to the consequences of any adverse economic, regulatory, political, legal and other changes affecting the issuers of such securities. Infrastructure related businesses are subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown and surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Additionally, infrastructure related businesses may be subject to regulation by various governmental authorities and may also be affected by governmental regulation of rates charged to customers, service interruption and/or legal challenges due to environmental, operational or other mishaps and the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards. There is also the risk that corruption may negatively affect publicly funded infrastructure projects, especially in emerging markets, resulting in delays and cost overruns.

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Technological Risk. Technological changes in the way a service or product is delivered may render existing technologies obsolete. Infrastructure assets have very few alternative uses should they become obsolete. Communications utilities may be particularly sensitive to these risks, as telecommunications products and services also may be subject to rapid obsolescence resulting from changes in consumer tastes, intense competition and strong market reactions to technological development.

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Developing Industries Risk. Some infrastructure companies are focused on developing new technologies and are strongly influenced by technological changes. Product development efforts by infrastructure companies may not result in viable commercial products. Infrastructure companies may bear high research and development costs, which can limit their ability to maintain operations during periods of organizational growth or instability. Some infrastructure companies may be in the early stages of operations and may have limited operating histories and smaller market capitalizations on average than companies in other sectors. As a result of these and other factors, the value of investments in such infrastructure issuers may be considerably more volatile than those in more established segments of the economy.

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Regional Risk. Should an event that impairs assets occur in a region where an infrastructure company operates, the performance of such infrastructure company may be adversely affected. As many infrastructure assets are not moveable, such an event may have enduring effects on the infrastructure company that are difficult to mitigate.

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Strategic Asset Risk. Infrastructure companies may control significant strategic assets. Strategic assets are assets that have a national or regional profile, and may have monopolistic characteristics. Given the national or regional profile and/or their irreplaceable nature, strategic assets may constitute a higher risk target for terrorist acts or adverse political actions.

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Environmental Risk. Infrastructure companies, in particular those in the electrical utility industry, can have substantial environmental impacts. Ordinary operations or operational accidents may cause major environmental damage, which could cause infrastructure companies significant financial distress. Community and environmental groups may protest the development or operation of assets or facilities of infrastructure companies, and these protests may induce government action to the detriment of infrastructure companies.

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Political and Expropriation Risk. Governments may attempt to influence the operations, revenue, profitability or contractual relationships of infrastructure companies or expropriate infrastructure companies’ assets. The public interest aspect of the products and services provided by infrastructure companies means political oversight will remain pervasive.

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Operational Risk. The long-term profitability of infrastructure companies is partly dependent on the efficient operation and maintenance of their assets. Infrastructure companies may be subject to service interruptions due to environmental disasters, operational accidents or terrorist activities, which may impair their ability to maintain payments of dividends or interest to investors. The destruction or loss of an asset or facility may have a major adverse impact on an infrastructure company. Failure by the infrastructure company to operate and maintain its assets or facilities appropriately or to carry appropriate, enforceable insurance could lead to significant losses.

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Regulatory Risk. Many infrastructure companies are subject to significant national, regional and local government regulation, which may include how facilities are constructed, maintained and operated, environmental and safety controls and the prices they may charge for the products and services they provide. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the operations and financial performance of infrastructure issuers. Regulators that have the power to set or modify the prices infrastructure issuers can charge for their products or services can have a significant impact on the profitability of such infrastructure issuers. The returns on regulated assets or services are usually stable during regulated periods, but may be volatile during any period that rates are reset by the regulator.

Infrastructure companies may be adversely affected by additional regulatory requirements enacted in response to environmental disasters or to address ongoing environment concerns, which may impose additional costs or limit certain operations by such companies operating in various sectors. Non-U.S. infrastructure companies are also subject to regulation, although such regulations may or may not be comparable to those in the United States. Non-U.S. infrastructure companies may be more heavily regulated by their respective governments than companies in the United States and, as in the United States, may be required to seek government approval for rate increases. In addition, non-U.S. infrastructure companies in the electrical utility industry may use fuels that may cause more pollution than those used in the United States, which may require such companies to invest in pollution control equipment to meet any proposed pollution restrictions. Non-U.S. regulatory systems vary from country to country and may evolve in ways different from regulation in the United States.

•	Interest Rate Risk. Due to the high costs of developing, constructing, operating and distributing assets and facilities, many infrastructure companies are highly leveraged. As such, movements in the level of interest rates may affect the returns from these assets. The structure and nature of the debt is therefore an important element to consider in assessing the interest rate risk posed by infrastructure companies. In particular, the type of facilities, maturity profile, rates being paid, fixed versus variable components and covenants in place (including how they impact returns to equity holders) are crucial factors in assessing the degree of interest rate risk.

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Inflation Risk. Many infrastructure companies may have fixed income streams and, therefore, may be unable to increase their dividends during inflationary periods. The market value of infrastructure companies may decline in value in times of higher inflation rates. The prices that an infrastructure company is able to charge users of its assets may not always be linked to inflation. In this case, changes in the rate of inflation may affect the forecast profitability of the infrastructure company.

Real Estate Related Securities Risk.    Real estate companies have been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future. Real property values and incomes from real property may decline due to general and local economic conditions, overbuilding and increased competition for tenants, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhoods and in demographics, increases in market interest rates, or other factors. Factors such as these may adversely affect companies that own and operate real estate directly, companies that lend to them, and companies that service the real estate industry. Equity REITs may be affected by changes in the values of and incomes from the properties they own, while mortgage REITs may be affected by the credit quality of the mortgage loans they hold. REITs are subject to other risks as well, including the fact that REITs are dependent on specialized management skills, which may affect their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders. REITs may have limited diversification and are subject to the risks associated with obtaining financing for real property. A U.S. domestic REIT can pass its income through to shareholders or unitholders without any U.S. federal income tax at the entity level if it complies with various requirements under the Code. There is the risk that a REIT held by the Acquiring Fund will fail to qualify for this tax-free pass-through treatment of its income, in which case the REIT would become subject to U.S. federal income tax. Similarly, REITs formed under the laws of non-U.S. countries may fail to qualify for corporate tax benefits made available by the governments of such countries. The Acquiring Fund, as a holder of a REIT, will bear its pro rata portion of the REIT’s expenses.

Below Investment Grade Risk.    Debt instruments rated below investment grade are regarded as having predominately speculative characteristics with respect to an issuer’s capacity to pay interest and repay principal, and are commonly referred to as “junk bonds” or “high yield debt,” which implies higher price volatility and default risk than investment grade instruments of comparable terms and duration. Issuers of lower grade instruments may be highly leveraged and may not have available to them more traditional methods of financing. The prices of these lower grade instruments are typically more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn, than are the prices of higher rated instruments. The secondary market for instruments rated below investment grade may not be as liquid as the secondary market for more highly rated instruments, a factor which may have an adverse effect on the Acquiring Fund’s ability to dispose of a particular security. Distressed and defaulted securities generally present the same risks as investments in below investment grade debt instruments. However, in most cases, these risks are of a greater magnitude because of the uncertainties of investing in an issuer undergoing financial distress.

Preferred Stock Risk.    Generally, preferred stockholders have no voting rights with respect to the election of the directors of the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred stockholders may elect a number of directors to the issuer’s board. Generally, once all the arrearages have been paid, the preferred stockholders no longer have such voting rights. In the case of certain taxable preferred stocks, holders generally have no voting rights with respect to the election of directors, except (i) if the issuer fails to pay dividends for a specified period of time or (ii) if a declaration of default occurs and is continuing. As a result, while a holder of preferred stock bears many of the same economic risks as a holder of common stock, a holder of preferred stock has a significantly lower level of influence over the issuing company than a holder of common stock. In certain varying circumstances, an issuer of preferred stock may redeem the securities prior to a specified date. For instance, for certain types of preferred stock, a redemption may be triggered by a change in U.S. federal income tax or securities laws. As with call provisions, a redemption by the issuer may negatively impact the return of the security held by the Acquiring Fund.

Non-U.S. Securities Risk.    Investments in securities of non-U.S. issuers involve special risks in addition to those presented by investments in securities of U.S. issuers, including the following: less publicly available information about non-U.S. issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; many non-U.S. markets are smaller, less liquid and more volatile than U.S. markets; potential adverse effects of fluctuations in currency exchange rates or controls on the value of the Acquiring Fund’s investments; the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession; the impact of economic, political, social or diplomatic events; possible governmental seizure of a company’s assets; restrictions imposed by non-U.S. countries limiting the ability of non-U.S. issuers to make payments of principal and/or interest due to blockages of foreign currency exchanges or otherwise; and withholding and other non-U.S. taxes may decrease the Acquiring Fund’s return. These risks are more pronounced to the extent that the Acquiring Fund invests a significant amount of its assets in companies located in one region and to the extent that the Acquiring Fund invests in securities of issuers in emerging markets. In addition, economic, political and social developments may significantly disrupt the financial markets or interfere with the Acquiring Fund’s ability to enforce its rights against non-U.S. sovereign issuers.

To the extent the Acquiring Fund invests in depositary receipts, the Acquiring Fund will be subject to many of the same risks as when investing directly in non-U.S. securities. The holder of an unsponsored depositary receipt may have limited voting rights and may not receive as much information about the issuer of the underlying securities as would the holder of a sponsored depositary receipt.

The ability of a non-U.S. sovereign issuer, especially in an emerging market country, to make timely and ultimate payments on its debt obligations will be strongly influenced by the sovereign issuer’s balance of payments, including export performance, its access to international credits and investments, fluctuations of interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. If a sovereign issuer cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks, and multinational organizations. There are no bankruptcy proceedings similar to those in the U.S. by which defaulted sovereign debt may be collected.

The Acquiring Fund’s income from non-U.S. issuers may be subject to non-U.S. withholding taxes. In some countries, the Acquiring Fund also may be subject to taxes on trading profits and, on certain securities transactions, transfer or stamp duties tax. See “Federal Income Tax Matters” in the Merger SAI.

Emerging Markets Risk.    Risks of investing in emerging markets issuers include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in securities denominated in these currencies by the Acquiring Fund. Inflation and rapid fluctuations in inflation rates have had, and may in the future have, negative effects on the economies and securities markets of certain emerging market countries. Certain emerging markets also may face other significant internal or external risks, including a heightened risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth, and which may in turn diminish the value of securities issued by companies in those countries.

Foreign Currency Risk.    Because the Acquiring Fund expects to invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities owned by the Acquiring Fund, the unrealized appreciation or depreciation of investments and gains on and income from investments. Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies, which means that the Acquiring Fund’s net asset value could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. These risks often are heightened for investments in smaller, emerging capital markets. Initially, the Acquiring Fund does not expect to enter into foreign currency hedging transactions. However, the Acquiring Fund may enter into foreign currency transactions in an attempt to mitigate risks and enhance total return. Such transactions, if undertaken, may further expose the Acquiring Fund to the risks of foreign currency movements and other risks. The use of foreign currency transactions can result in the Acquiring Fund incurring losses as a result of the imposition of exchange controls, suspension of settlements or the inability of the Acquiring Fund to deliver or receive a specified currency.

Mortgage-Backed Securities Risk.    A mortgage-backed security (“MBS”) (including a commercial mortgage-backed security, or a “CMBS”) may be negatively affected by the quality of the mortgages underlying such security and the structure of its issuer. For example, if a mortgage underlying a particular mortgage-backed security defaults, the value of that security may decrease. Moreover, a downturn in the markets for residential or commercial real estate or a general economic downturn could negatively affect both the price and liquidity of privately issued mortgage-backed securities, as was the case during the recession of 2007–2009. Mortgage-backed securities are subject to pre-payment risk, which is the risk that the borrowers under the mortgage loans underlying the Acquiring Fund’s mortgage-backed securities might pay off their mortgage loans sooner than expected, which could happen when interest rates fall or for other reasons, which could cause the value of the Acquiring Fund’s mortgage-backed securities to fall. Moreover, if the underlying mortgage loans are paid off sooner than expected, the Acquiring Fund may have to reinvest the proceeds in other securities that have lower yields. Mortgage-backed securities are also subject to extension risk, which is the risk that rising interest rates could cause mortgages underlying the securities to be prepaid more slowly than expected, resulting in slower prepayments of the securities. This would, in effect, convert a short- or medium-duration mortgage-backed security into a longer-duration security, increasing its sensitivity to interest rate changes and likely causing its price to decline. Mortgage-backed securities issued by a private issuer, including essentially each CMBS, generally entail greater risk than obligations directly or indirectly guaranteed by the U.S. government or a government-sponsored entity.

Whole Loans and Mortgage Participations Risk.    Whole loans and mortgage participations represent undivided (in the case of the whole loans) and fractional (in the case of mortgage participations) interests in individual loans secured by residential real estate, including multi-family and/or single family residences, or commercial real estate, including shopping malls, retail space, office buildings and/or industrial or warehouse properties. The market values of and cash flows to these instruments are highly dependent on creditworthiness and economic situation of the particular borrowers under each loan, and therefore the performance of individual whole loans and mortgage participations may suffer even when general economic conditions are favorable. Whole loans and mortgage participations also may subject the Acquiring Fund to a greater risk of loss arising from defaults by borrowers under the related loans than do mortgage-backed securities because whole loans and mortgage participations, unlike most mortgage-backed securities, generally are not backed by any government guarantee or private credit enhancement. Such risks may be greater during a period of declining or stagnant real estate values. The individual loans underlying whole loans and mortgage participations may be larger than those underlying mortgage-backed securities. There may be certain costs and delays in the event of a foreclosure, and there is no assurance that the subsequent sale of the property will produce an amount equal to the sum of the unpaid principal balance of the loan as of the date the borrower went into default, accrued but unpaid interest and all foreclosure expenses, in which case the Acquiring Fund may suffer a loss. In addition to the foregoing, with respect to mortgage participations, the Acquiring Fund generally will not be able to unilaterally enforce its rights in the event of a default, but rather will be dependent upon the cooperation of the other participation holders.

Investment in whole loans and mortgage participations relating to multi-family residential properties may subject the Acquiring Fund to a higher level of risk than investment in whole loans and mortgage participations relating to other residential properties. Multi-family lending is generally viewed as involving a greater risk of loss than one- to four-family residential lending. Multi-family lending typically involves larger loans to single borrowers or groups of related borrowers than residential one- to four-family mortgage loans. Furthermore, the repayment of loans secured by income-producing multi-family properties is typically dependent upon the successful operation of the underlying real estate project. If the cash flow from the project is reduced (for example, if leases are not obtained or renewed), the borrower’s ability to repay the multi-family loan may be impaired. The market values of and cash flow to multi-family real estate can be affected significantly by supply and demand in the local market for the residential rental property and, therefore, the value to the Acquiring Fund of any whole loans or mortgage participations relating to multi-family properties will be highly sensitive to changes in the local economic conditions where such multi-family properties are located. In addition, market values may vary as a result of economic events or governmental regulations outside the control of the borrower or lender, such as rent control laws, which impact the future cash flow to the property.

Investment in whole loans and mortgage participations relating to commercial properties may subject the Acquiring Fund to certain risks that do not typically apply to investment in whole loans and mortgage participations relating to residential properties. Market values of and cash flows to commercial real estate may be adversely affected by declines in rental or occupancy rates and extended vacancies, the management skills of the borrower or third-party manager operating a business at the commercial property, overbuilding and changes in zoning laws and other environmental and land use regulations. Mortgage loans relating to commercial properties are also generally not fully amortizing, meaning they may have a significant “balloon” payment due at maturity. Loans with a balloon payment may be riskier than fully amortizing loans because the ability of a borrower to make a balloon payment will typically depend on its ability to either refinance the loan or sell the property, which the borrower may not be able to accomplish on commercially acceptable terms, if at all. In addition, mortgage loans relating to commercial properties are typically non-recourse to the borrowers, resulting in a higher risk of loss in the event of a foreclosure.

Certain mortgage participations held by the Acquiring Fund may continue to have the mortgage servicers reflected as record owners of the underlying mortgages. Accordingly, if the mortgage servicer under a particular mortgage participation were to become insolvent, to have a receiver, conservator or similar official appointed for it by an appropriate regulatory authority or to become a debtor in a bankruptcy proceeding, there is a risk that the Acquiring Fund’s rights to payments under the mortgage participation could become subject to the claims of the mortgage servicer’s creditors, which would adversely affect the value of the mortgage participation to the Acquiring Fund. The Acquiring Fund could also incur costs and delays in enforcing its rights to such payments.

Whole loans and mortgage participations are illiquid and may be difficult to sell when the sub-adviser deems it advisable to do so. See “Illiquid Securities Risk” below. Whole loans and mortgage participations, like mortgage-backed securities, are also subject to pre-payment risk, which is the risk that the borrowers under the mortgage loans might pay off their mortgage loans sooner than expected, which could happened when interest rates fall or for other reasons, which could cause the value of the Acquiring Fund’s whole loans and mortgage participations to fall. Moreover, if the mortgage loans are paid off sooner than expected, the Acquiring Fund may have to reinvest the proceeds in other securities that have lower yields.

Warrants and Rights Risk.    Warrants and rights are subject to the same market risks as common stocks, but are more volatile in price. Warrants and rights do not carry the right to dividends or voting rights with respect to their underlying securities, and they do not represent any rights in the assets of the issuer. An investment in warrants or rights may be considered speculative. In addition, the value of a warrant or right does not necessarily change with the value of the underlying security, and a warrant or right ceases to have value if it is not exercised prior to its expiration date. The purchase of warrants or rights involves the risk that the Acquiring Fund could lose the purchase price of a warrant or right if the right to subscribe for additional shares is not exercised prior to the warrants’ or rights’ expiration. Also, the purchase of warrants and rights involves the risk that the effective price paid for the warrant or right added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the price of the underlying security.

Risks Associated with the Options Strategy.    There can be no assurance that the Acquiring Fund will be successful in implementing its options strategy. Risks that may adversely affect the ability of the Acquiring Fund to successfully implement its options strategy include the following:

•	Risks Associated with Selling Options. There are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. As the writer of a covered call option, the Acquiring Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security underlying the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. As the Acquiring Fund writes covered call options over more of its portfolio, its ability to benefit from capital appreciation becomes more limited and the risk of net asset value erosion increases. If the Acquiring Fund experiences net asset value erosion, which itself may have an indirect negative effect on the market price of the Acquiring Fund’s shares, the Acquiring Fund will have a reduced asset base over which to write call options, which may eventually lead to reduced distributions to shareholders. To the extent the Acquiring Fund writes custom basket call options or other call options that are not fully covered by securities in its portfolio, it will lose money if the portion of the security or securities underlying the option that is not covered by securities in the Acquiring Fund’s portfolio appreciates in value above the exercise price of the option by an amount that exceeds the premium received on the option. The amount of this loss could be unlimited. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver cash or the underlying security at the exercise price.

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Over-the-Counter Option Risk. The Acquiring Fund may write (sell) unlisted over-the-counter options. OTC options differ from exchange-listed options in that they are two-party contracts, with exercise price, premium and other terms negotiated between buyer and seller, and generally have less market liquidity than exchange-listed options. The counterparties to these transactions typically will be major international banks, broker-dealers and financial institutions. The Acquiring Fund may be required to treat as “illiquid” securities being used to cover certain written OTC options. The OTC options written by the Acquiring Fund will not be issued, guaranteed or cleared by the Options Clearing Corporation. In addition, the Acquiring Fund’s ability to terminate the OTC options may be more limited than with exchange-traded options. Banks, broker-dealers or other financial institutions participating in such transactions may fail to settle a transaction in accordance with the terms of the option as written. In the event of default or insolvency of the counterparty, the Acquiring Fund may be unable to liquidate an OTC option position.

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Tax Risk. Generally, the income from an OTC option written by the Acquiring Fund will not be recognized by the Acquiring Fund for federal income tax purposes until the option is exercised, expires or is subject to a “closing transaction” (as defined by applicable regulations) pursuant to which the Acquiring Fund’s obligations with respect to the option are otherwise terminated. If the option expires without exercise or is otherwise subject to a closing transaction, the premiums received by the Acquiring Fund from the writing of such an option will generally be characterized as short-term capital gain. If an option written by the Acquiring Fund is exercised, the Acquiring Fund may recognize taxable gain depending on the exercise price of the option, the option premium, and the fair market value of the security underlying the option. The character of any gain on the sale of the underlying security as short-term or long-term capital gain will depend on the holding period of the Acquiring Fund in the underlying security. In general, distributions received by shareholders of the Acquiring Fund that are attributable to short-term capital gains recognized by the Acquiring Fund from its option writing activities will be taxed to such shareholders as ordinary income and will not be eligible for the reduced tax rate applicable to qualified dividend income.

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The Acquiring Fund may be subject to the “straddle rules” under U.S. federal income tax law to the extent it takes offsetting positions with respect to personal property. In general, investment positions will be offsetting if there is a substantial diminution in the risk of loss from holding one position by reason of holding one or more other positions. Under certain circumstances the Acquiring Fund may enter into options transactions or certain other investments that may constitute positions in a straddle. If two or more positions constitute a straddle, in addition to other possible tax consequences, recognition of a realized loss from one position must generally be deferred to the extent of unrecognized gain in an offsetting position. See “Federal Income Tax Matters” in the Merger SAI.

Call Risk.    The Acquiring Fund may invest in debt instruments, which are subject to call risk. Debt instruments may be redeemed at the option of the issuer, or “called,” before their stated maturity date. In general, an issuer will call its debt instruments if they can be refinanced by issuing new debt instruments that bear a lower interest rate. The Acquiring Fund is subject to the possibility that during periods of falling interest rates, an issuer will call its high-yielding debt instruments. The Acquiring Fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the Acquiring Fund’s income.

Issuer Credit Risk.    Issuers of debt instruments in which the Acquiring Fund may invest may default on their obligations to pay principal or interest when due. This non-payment would result in a reduction of income to the Acquiring Fund, a reduction in the value of a debt instrument experiencing non-payment and, potentially, a decrease in the net asset value of the Acquiring Fund. There can be no assurance that liquidation of collateral would satisfy the issuer’s obligation in the event of non-payment of scheduled interest or principal or that any collateral securing a debt instrument could be readily liquidated. In the event of the bankruptcy of an issuer, the Acquiring Fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a debt instrument. These risks are heightened if and to the extent a defaulting issuer has creditors with claims senior to those represented by the debt instruments held by the Acquiring Fund. In addition, to the extent that the credit rating assigned to a security in the Acquiring Fund’s portfolio is downgraded, the market price and liquidity of such security may be adversely affected.

Income Risk.    The Acquiring Fund’s income could decline due to falling market interest rates. This is because in a falling interest rate environment, the Acquiring Fund generally will have to invest the proceeds from sales of Fund shares, as well as the proceeds from maturing portfolio securities (or portfolio securities that have been called, see “Call Risk” above), in lower-yielding debt securities.

Interest Rate Risk.    Interest rate risk is the risk that fixed rate debt instruments will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such instruments generally will fall. Longer-term debt securities are generally more sensitive to interest rate changes. The Acquiring Fund’s investment in such fixed rate instruments means that the net asset value and market price of common shares may decline if market interest rates rise. There may be less governmental intervention in the securities markets in the near future. The negative impact on fixed income securities if interest rates increase as a result could negatively impact the Acquiring Fund.

Derivatives Risk, including the Risk of Swaps.    The Acquiring Fund’s use of derivatives involves risks different from, and possibly greater than, the risks associated with investing directly in the investments underlying the derivatives. If the Acquiring Fund enters into a derivative transaction, it could lose more than the principal amount invested. Whether the Acquiring Fund’s use of derivatives is successful will depend on, among other things, if Nuveen Fund Advisors and Nuveen Asset Management correctly forecast market values, interest rates and other applicable factors. If Nuveen Fund Advisors and Nuveen Asset Management incorrectly forecast these factors, the investment performance of the Acquiring Fund will be unfavorably affected. In addition, the derivatives market is largely unregulated. It is possible that developments in the derivatives market could adversely affect the Acquiring Fund’s ability to successfully use derivative instruments. The Acquiring Fund may enter into debt-related derivative instruments including interest rate swaps. Like most derivative instruments, the use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. In addition, the use of swaps requires an understanding by Nuveen Fund Advisors and Nuveen Asset Management not only of the referenced asset, rate or index, but also of the swap itself.

Counterparty Risk.    Changes in the credit quality of the companies that serve as the Acquiring Fund’s counterparties with respect to derivatives, OTC options or other transactions supported by another party’s credit may affect the value of those instruments. Certain entities that have served as counterparties to these transactions in the past have incurred significant losses and financial hardships, including bankruptcy, as a result of significant exposure to credit investments that have experienced defaults or otherwise suffered extreme credit deterioration. Such hardships reduced these entities’ capital and called into question their continued ability to perform their obligations. There can be no assurance that the counterparties to the Acquiring Fund’s derivative instruments will not suffer similar financial hardships in the future. By using derivatives or other transactions supported by a counterparty’s credit, the Acquiring Fund assumes the risk that the counterparty could experience similar financial hardships. In the event of the insolvency of a counterparty, the Acquiring Fund may sustain losses or be unable to liquidate a derivatives position.

Convertible Securities Risk.    Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, a convertible security’s market value also tends to respond to changes in the market price of the common stock of the issuing company underlying the convertible security when that common stock price is greater than the convertible security’s “conversion price.” The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated common stock. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security. However, convertible securities fall below debt obligations of the same issuer in order of preference or priority in the event of a liquidation and are typically unrated or rated lower than such debt obligations.

Exchange-Traded Funds Risk.    The Acquiring Fund may invest in the securities of ETFs, to the extent permitted by law. Most ETFs are investment companies that aim to track or replicate a desired index, such as a sector, market or global segment. Most ETFs are passively managed and their shares are traded on a national securities exchange. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as “creation units.” The investor purchasing a creation unit may sell the individual shares on a secondary market. Therefore, the liquidity of ETFs depends on the adequacy of the secondary market. There can be no assurance that an ETF’s investment objective will be achieved, as ETFs based on an index may not replicate and maintain exactly the composition and relative weightings of securities in the index. ETFs are subject to the risks of investing in the underlying securities. The Acquiring Fund will bear its pro rata portion of the ETF’s expenses, including advisory fees. These expenses are in addition to the direct expenses of the Acquiring Fund’s own operations. ETF shares may trade at a discount or premium to their net asset value. ETFs are subject to the risks of any exchange-traded instrument, including: (i) an active trading market for its shares may not develop or be maintained, (ii) trading of its shares may be halted by the exchange, and (iii) its shares may be delisted from the exchange.

Exchange-Traded Notes Risk.    Like other index-tracking instruments, ETNs are subject to the risk that the value of the index may decline, at times sharply and unpredictably. In addition, ETNs—which are debt instruments—are subject to risk of default by the issuer. ETNs differ from ETFs. While ETFs are subject to market risk, ETNs are subject to both market risk and the risk of default by the issuer. ETNs are also subject to the risk that a liquid secondary market for any particular ETN might not be established or maintained.

Master Limited Partnerships Risk.    An MLP is an investment that combines the tax benefits of a limited partnership with the liquidity of publicly-traded securities. Entities commonly referred to as MLPs are generally organized under state law as limited partnerships or limited liability companies. An investment in MLP units involves risks that differ from a similar investment in equity securities, such as common stock, of a corporation. Holders of MLP units have the rights typically afforded to limited partners in a limited partnership. As compared to common stockholders of a corporation, holders of MLP units have significantly more limited rights to exercise control over the partnership and to vote on matters affecting the partnership. In addition, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in an MLP than investors in a corporation. Investments held by MLPs may be relatively illiquid, limiting the MLPs’ ability to vary their portfolios promptly in response to changes in economic or other conditions. MLPs may have limited financial resources and their securities may trade infrequently and in limited volumes and be subject to more abrupt or erratic price movements than securities of larger or more broadly-based companies. The Acquiring Fund’s investment in MLPs also subjects the Acquiring Fund to the risks associated with the specific industry or industries in which the MLPs invest. Currently, most MLPs operate in the energy, natural resources or real estate sectors. The value of any investment by the Acquiring Fund in MLP units will depend on the MLP’s ability to qualify as a partnership for U.S. federal income tax purposes. If an MLP fails to meet the requirements for partnership status under the Code, or if the MLP is unable to do so because of changes in tax law or regulation, the MLP could be taxed as a corporation. In that case, the MLP would be obligated to pay U.S. federal income tax at the entity level, and distributions received by the Acquiring Fund would be taxed as dividend income. Additionally, since MLPs generally conduct business in multiple states, the Acquiring Fund may be subject to income or franchise tax in each of the states in which the partnership does business. The additional cost of preparing and filing the tax returns and paying the related taxes may adversely impact the Acquiring Fund’s return on its investment in MLPs. The Acquiring Fund may also invest in debt securities issued by MLPs. See “Issuer Credit Risk,” “Interest Rate Risk” and “Below Investment Grade Risk.”

Small and Mid-Capitalization Stock Risk.    The Acquiring Fund may invest in companies with small, medium and large capitalizations. Smaller and medium-sized company stocks can be more volatile than, and perform differently from, larger company stocks. There may be less trading in the stock of a smaller or medium-sized company, which means that buy and sell transactions in that stock could have a larger impact on the stock’s price than is typically the case with larger company stocks. Smaller and medium-sized companies may have fewer business lines; changes in any one line of business, therefore, may have a greater impact on a smaller or medium-sized company’s stock price than is the case for a larger company. As a result, the purchase or sale of more than a limited number of shares of a small or medium-sized company may affect its market price. The Acquiring Fund may need a considerable amount of time to purchase or sell its positions in these securities. In addition, smaller or medium-sized company stocks may not be well known to the investing public.

Investments in Unseasoned Companies.    The Acquiring Fund may invest in the securities of less seasoned companies. These investments may involve greater risks than customarily are associated with investments in securities of more established companies. Some of the companies in which the Acquiring Fund may invest will be start-up companies, which may have insubstantial operational or earnings histories or may have limited products, markets, financial resources or management depth. Some may also be emerging companies at the research and development stage with no products or technologies to market or approved for marketing. Securities of emerging companies may lack an active secondary market and may be subject to more abrupt or erratic price movements than securities of larger, more established companies or stock market averages in general. Less seasoned companies may seek to compete in markets and industries in which there are more established companies with substantially greater financial resources than they have, which could place such less seasoned companies at a significant competitive disadvantage and make it difficult for them to gain market share.

When-Issued and Delayed-Delivery Transactions Risk.    The Acquiring Fund may invest in securities on a “when-issued” or “delayed-delivery” basis. When-issued and delayed-delivery transactions may involve an element of risk because no interest accrues on the securities prior to settlement and, because securities are subject to market fluctuations, the value of the securities at time of delivery may be less (or more) than their cost. A separate account of the Acquiring Fund will be established with its custodian consisting of cash equivalents or liquid securities having a market value at all times at least equal to the amount of any delayed payment commitment.

Illiquid Securities Risk.    The Acquiring Fund may invest in or hold securities and other instruments that are illiquid. Illiquid securities are securities that are not readily marketable and may include “restricted securities,” which are securities that may not be resold to the public without an effective registration statement under the 1933 Act or, if the resale is unregistered, may be sold only in certain types of privately negotiated transactions or otherwise pursuant to an available exemption from registration. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Acquiring Fund or at prices approximating the value at which the Acquiring Fund is carrying the securities on its books. This risk will be heightened for the Acquiring Fund for so long as the Acquiring Fund retains certain less liquid holdings of the Target Funds, including whole loans and loan participations.

Inflation Risk.    Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As a result of inflation the real value of the Acquiring Fund’s common shares and distributions on these shares can decline over time.

Other Investment Companies Risk.    The Acquiring Fund may invest in securities of other open- or closed-end investment companies that invest primarily in securities of the types in which the

Acquiring Fund may invest directly. These securities may be leveraged. As a result, the Acquiring Fund may be indirectly exposed to leverage through an investment in these securities. Utilization of leverage is a speculative investment technique and involves certain risks.

Deflation Risk.    Deflation risk is the risk that prices throughout the economy decline over time, which may have an adverse effect on the market valuation of companies, their assets and revenues. In addition, because deflation increases the real cost of servicing debt obligations, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Acquiring Fund’s portfolio.

Market Disruption and Geopolitical Risk.    The aftermath of the war with Iraq and ongoing military involvement in Afghanistan, political and social instability in the Middle East and elsewhere and terrorist attacks in the United States and around the world may have a substantial impact on the U.S. and world economies and securities markets. Wars and other military operations, political and social unrest, terrorism and other geopolitical event have in the past led, and may in the future lead, to increased short-term market volatility and may have adverse long-term economic effects. These risks may adversely affect individual issuers and securities markets, interest rates, secondary trading, investor psychology, inflation and other factors that could affect the value of the Acquiring Fund’s common shares.

Adverse Market Conditions and Related Market Stabilization Efforts.    The global financial crisis of 2007 to 2009 produced an extremely high degree of volatility in U.S. and foreign financial markets and severely limited the availability of credit and liquidity to even creditworthy borrowers. These adverse market conditions persisted in the aftermath of the crisis, and certain markets have still not fully recovered. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken unprecedented steps to stabilize and support financial markets, reduce the costs of borrowing and increase the availability of short-term liquidity, and many of these efforts remain in place. The continuation of these remedial efforts may be affected by policy changes made by governments or quasi-governmental organizations in the United States and elsewhere. Withdrawal of this support, or investor perceptions that this support may be withdrawn, could cause a return of high volatility in certain financial markets or constrict the availability of credit and liquidity, which could adversely impact the value and liquidity of certain securities. In addition, because the remedial efforts taken to address the crisis are largely unprecedented, those efforts themselves may have unforeseeable adverse consequences on certain financial markets. As a result, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces.

Legislation and Regulatory Risk.    Legislation or additional regulations may in the future be enacted that could negatively affect the assets of the Acquiring Fund or the issuers of such assets. Changing approaches to regulation may have a negative impact on the entities and/or securities in which the Acquiring Fund invests. Legislation or regulation may also change the way in which the Acquiring Fund itself is regulated, which could, among other things, increase the Acquiring Fund’s expenses or limit the instruments in which the Acquiring Fund may invest. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Acquiring Fund or will not impair the ability of the Acquiring Fund to achieve its investment objective.

Potential Conflicts of Interest Risk.    Nuveen Fund Advisors and Nuveen Asset Management each provide a wide array of portfolio management and other asset management services to a mix of clients and may engage in ordinary course activities in which their respective interests or those of their clients may compete or conflict with those of the Acquiring Fund. For example, Nuveen Fund Advisors and Nuveen Asset Management may provide investment management services to other funds and accounts that follow investment objectives similar to that of the Acquiring Fund. In certain circumstances, and subject to its fiduciary obligations under the Investment Advisers Act of 1940, Nuveen Asset Management may have to allocate a limited investment opportunity among its clients, which include closed-end funds, open-end funds and other commingled funds. Nuveen Fund Advisors and Nuveen Asset Management have each adopted policies and procedures designed to address such situations and other potential conflicts of interests. For additional information about potential conflicts of interest, and the way in which Nuveen Fund Advisors and Nuveen Asset Management address such conflicts, please see “Portfolio Managers—Portfolio Manager Compensation—Conflicts of Interest” and “Portfolio Transactions and Brokerage” in the Merger SAI.

Dependence on Key Personnel Risk.    Nuveen Fund Advisors and Nuveen Asset Management are dependent upon the experience and expertise of certain key personnel in providing services with respect to the Acquiring Fund’s investments. If Nuveen Fund Advisors and/or Nuveen Asset Management were to lose the services of these individuals, their ability to service the Acquiring Fund could be adversely affected.

Anti-Takeover Provisions.    The declaration of trust and by-laws of the Acquiring Fund include provisions that could limit the ability of other entities or persons to acquire control of the Acquiring Fund or convert the Acquiring Fund to open-end status. These provisions could have the effect of depriving shareholders of opportunities to sell their common shares at a premium to the then current market price of the common shares. See “Additional Information about the Funds—Certain Provisions in the Articles of Incorporation and Declaration of Trust.”

D.	INFORMATION ABOUT THE MERGERS

General

The Board of each Target Fund has approved the Merger of each Target Fund with and into the Merger Sub. As a result of the Mergers, the assets of the Target Funds will be combined, and the shareholders of each Target Fund will become shareholders of the Acquiring Fund, which will operate after the Mergers as a registered closed-end management investment company with the investment objective and policies described in this Joint Proxy Statement/Prospectus.

The closing of each Merger is contingent upon certain conditions being satisfied or waived. Among other conditions, shareholders of each Target Fund, voting separately on a fund-by-fund basis, must approve the Agreement and Plan of Merger. The closing of each Merger is contingent upon each Target Fund obtaining the requisite shareholder approval and each Target Fund satisfying (or obtaining the waiver of) its other respective closing conditions. Therefore, even if shareholders of your Target Fund approve the Merger and your Target Fund satisfies all of its other closing conditions, none of the Mergers will occur if one or more of the other Target Funds does not obtain its requisite shareholder approval or satisfy its other closing conditions. If the Mergers are not consummated, each Target Fund’s Board may take such actions as it deems in the best interests of such Target Fund, including continuing to operate the Target Fund as a stand-alone fund or recommending the liquidation of the Target Fund.

Terms of the Mergers

General.    The Agreement and Plan of Merger, in the form attached as Appendix A, sets forth the terms of the Mergers and provides for each Target Fund to merge with and into the Merger Sub, a Massachusetts limited liability company to be organized as a wholly-owned subsidiary of the Acquiring Fund, a newly organized Massachusetts business trust, with shareholders of each Target Fund receiving newly issued common shares, par value $0.01 per share, of the Acquiring Fund in exchange for their Target Fund shares (with cash being distributed in lieu of any fractional Acquiring Fund common shares). As soon as practicable following the completion of the Mergers, the Merger Sub will distribute its assets to the Acquiring Fund, and the Acquiring Fund will assume the liabilities of the Merger Sub, in complete liquidation and dissolution of the Merger Sub under Massachusetts law.

As a result of the Mergers, the assets of the Target Funds will be combined, and the shareholders of each Target Fund will become shareholders of the Acquiring Fund, which will operate after the Mergers as a registered closed-end management investment company with the investment objective and policies described in this Joint Proxy Statement/Prospectus.

If the conditions to closing the Mergers are satisfied or waived, the Mergers are expected to occur on the Closing Date. Following the Mergers, each Target Fund would terminate its registration as an investment company under the 1940 Act.

The aggregate net asset value of Acquiring Fund common shares issued to each Target Fund shareholder in a Merger will equal, as of the Valuation Time (as defined below), the aggregate net asset value of Target Fund common shares held by such shareholder of the Target Fund as of such time. No fractional Acquiring Fund common shares, however, will be distributed in connection with a Merger. The Acquiring Fund’s transfer agent will aggregate all fractional Acquiring Fund shares due to Target Fund shareholders as of the Closing Date and will sell the resulting whole shares on the NYSE for the account of holders of all such fractional interests at a value that may be higher or lower than net asset value, and each such holder will be entitled to a pro rata share of the proceeds from such sale. With respect to the aggregation and sale of fractional common shares, the Acquiring Fund’s transfer agent will act directly on behalf of the shareholders entitled to receive fractional shares and will accumulate fractional shares, sell the shares and distribute the cash proceeds net of brokerage commissions, if any, directly to shareholders entitled to receive the fractional shares (without interest and subject to withholding taxes). For federal income tax purposes, shareholders will be treated as if they received fractional share interests and then sold such interests for cash. The holding period and the aggregate tax basis of fractional share interests deemed received by a shareholder will be the same as the holding period and aggregate tax basis of the Target Fund common shares previously held by the shareholder and exchanged therefor, provided the Target Fund shares exchanged therefor were held as capital assets. As a result of the Mergers, shareholders of the Target Funds will hold reduced percentages of ownership in the larger Acquiring Fund than they held in the Target Funds individually.

Valuation of Assets and Liabilities.    The value of the net assets of each Target Fund will be the value of its assets, less its liabilities, computed as of the close of regular trading on the NYSE on the business day immediately prior to the Closing Date (such time and date being referred to herein as the “Valuation Time”). The value of each Target Fund’s assets shall be determined by using the valuation procedures adopted by the Target Funds’ Boards or such other valuation procedures as shall be mutually agreed upon by the parties to the Mergers. The initial net asset value of Acquiring Fund shares will be $20.00 per share.

Distributions.    Undistributed net investment income represents net earnings from a Target Fund’s investment portfolio that over time have not been distributed to shareholders. Under the terms of the Agreement and Plan of Merger, each Target Fund that has undistributed net investment income or undistributed realized net capital gains is required to declare a distribution, which, together with all previous distributions, shall have the effect of distributing to its shareholders all undistributed net investment income and undistributed realized net capital gains (after reduction by any available capital loss carryforwards) for all taxable periods ending on or before the Closing Date.

Amendments.    Under the terms of the Agreement and Plan of Merger, the Agreement and Plan of Merger may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the officers of each Fund party thereto subject to the prior review of each Fund’s counsel and the authorization of each Fund’s Board; provided, however, that following the meeting of the shareholders of a Target Fund called by such Target Fund, no such amendment, modification or supplement may have the effect of changing the provisions for determining the number of Acquiring Fund shares to be issued to the Target Funds under the Agreement and Plan of Merger to the detriment of such shareholders without their further approval.

Conditions.    Under the terms of the Agreement and Plan of Merger, the closing of the Mergers is conditioned upon, among other things, (a) the requisite approval by the shareholders of each Target Fund of their Fund’s Merger, (b) the Funds’ receipt of an opinion substantially to the effect that each merger of a Target Fund with and into the Merger Sub will qualify as a reorganization under the Code (see “—Material Federal Income Tax Consequences of the Mergers”), (c) the absence of legal proceedings challenging the Mergers and (d) the Funds’ receipt of certain customary certificates and legal opinions. Additionally, in order for the Mergers to be consummated, each Fund must obtain certain consents, confirmations and/or waivers from various third parties.

Furthermore, the obligations of Nuveen Fund Advisors and USBAM to consummate the Mergers will be subject to certain additional conditions set forth in the Facilitation Agreement, including, among other things, the receipt by each of Nuveen Fund Advisors and USBAM of certain customary certificates and the absence of any Material Compliance Matters (as defined in the 1940 Act) with respect to the Target Funds. See “Other Agreements—Facilitation Agreement” below.

Termination.    The Agreement and Plan of Merger may be terminated by the mutual agreement of the parties and such termination may be effected by each Fund’s Chief Administrative Officer, President or any Vice President, as applicable, without further action by the Board of either the Acquiring Fund or any Target Fund. In addition, any Fund may at its option terminate the Agreement and Plan of Merger at or before the Closing Date due to (a) a breach by any other party of any representation, warranty, or agreement contained therein to be performed at or before the Closing Date, if not cured within 30 days, (b) a condition precedent to the obligations of the terminating party that has not been met and it reasonably appears it will not or cannot be met, or (c) a determination by its Board that the consummation of the transactions contemplated by the Agreement and Plan of Merger is not in the best interests of the Fund.

Reasons for the Mergers

Based on the considerations below, the Board of each Target Fund, which is comprised entirely of Independent Board Members, has determined that the Merger would be in the best interests of the Fund and that the interests of the existing shareholders of such Target Fund would not be diluted as a result of such Merger. The Boards approved the Mergers and recommended that shareholders of each Target Fund approve the Mergers.

In preparation for a meeting of the Board of each Target Fund held on April 28, 2014 (the “Meeting”) at which the Mergers were considered, USBAM and Nuveen provided each Target Fund Board, prior to the Meeting and in prior meetings, with information regarding the proposed Mergers, including the rationale therefor and alternatives considered to the Mergers. Prior to approving the Mergers, the Independent Board Members reviewed the foregoing information with their independent legal counsel and with management, reviewed with independent legal counsel applicable law and their duties in considering such matters, and met with independent legal counsel in a private session without management present. The Board of each Target Fund considered a number of principal factors presented at the time of the Meeting or prior meetings in reaching its determinations, including the following:

•	the similarities and differences in the Target Funds’ and Acquiring Fund’s investment objectives and principal investment strategies;

•	the Target Funds’ and Acquiring Fund’s relative risks;

•	the Target Funds’ relative sizes;

•	the relative investment performance and trading discount history of the Target Funds;

•

the relative fees and expense ratios of the Target Funds and the Acquiring Fund, including caps on the Acquiring Fund’s expenses for a period of two years following the closing of the Mergers agreed to by Nuveen;

•	the anticipated federal income tax-free nature of the Mergers;

•	the expected costs of the Mergers and the extent to which the Funds would bear any such costs;

•	the terms of the Mergers and whether the Mergers would dilute the interests of shareholders of the Funds;

•	the effect of the Mergers on shareholder services and shareholder rights;

•	alternatives to the Mergers; and

•	any potential benefits to Nuveen and its affiliates as a result of the Mergers.

Investment Similarities and Differences.    Based on the information presented, the Boards considered that the Target Funds have the same primary investment objective (current income) and the same secondary investment objective (capital appreciation). The Boards took into account that the Acquiring Fund’s investment objective of seeking to provide a high level of current income and long-term capital appreciation is substantially similar to the investment objectives of the Target Funds. The Boards recognized that the Target Funds employ leverage through borrowings in the form of reverse repurchase agreements and term and revolving loans and that the Acquiring Fund may utilize leverage including through reverse repurchase agreements, term and revolving loans and the issuance of preferred shares.

While the investment policies, strategies and risks of the Target Funds and the Acquiring Fund share many similarities, the Boards noted certain differences between the principal investment strategies of the Target Funds and Acquiring Fund insofar as the Target Funds focus on mortgage-related assets, while the Acquiring Fund emphasizes securities in the real estate and infrastructure sectors; however, the Acquiring Fund maintains flexibility to invest in the same types of securities and other interests eligible for investment by the Target Funds. The Boards further noted that the Target Funds invest primarily in debt securities and the Acquiring Fund may invest in a broader range of equity and debt securities. The Boards considered that, under normal market conditions, each Target Fund invests at least 65% of its total assets in income-producing securities whereas, under normal market conditions, the Acquiring Fund will invest up to 80% of its Managed Assets in securities or other instruments that provide investment exposure to real assets. In terms of other differences, the Boards considered that the Target Funds may not invest in securities rated below investment grade, while the Acquiring Fund emphasizes such securities. The Boards also considered that the Target Funds invest primarily in U.S. securities, while the Acquiring Fund may invest anywhere in the world. The Boards also noted that the Target Funds generally may use derivatives for hedging purposes, while the Acquiring Fund may use derivatives for hedging and non-hedging purposes.

Relative Risks.    The Boards noted that the Funds are subject to similar principal risks except that the Acquiring Fund is subject to foreign securities risk, below investment-grade risk and sector risk in addition to the risks also applicable to the Target Funds.

Relative Sizes.    The Boards noted that the Acquiring Fund has carried on no business activities and has no assets, but noted that the Acquiring Fund was created to continue the business of the Target Funds with the changes previously described.

Investment Performance and Portfolio Managers.    The Boards considered the investment performance of the Target Funds over various periods. The Boards took into account that the same sub-advisers that currently manage the Target Funds will also manage the Acquiring Fund. The Boards considered that the Acquiring Fund has not commenced operations and does not have a performance record. The Boards also considered that the performance of the Acquiring Fund is expected to differ from the historical results of the Target Funds as a result of the differences in investment strategies to be employed by the Acquiring Fund. The Boards considered the Target Funds’ discount trading history and noted that the Acquiring Fund may trade more strongly relative to net asset value due to its solution-oriented investment strategy focused on income-producing real asset investments; its position within a category of funds that historically has been able to attract more consistent secondary market demand over time; and its anticipated competitive distributions and attractive long-term return potential with lower volatility.

Fees and Expense Ratios.    The Boards considered that the fee and expense structure of the Acquiring Fund differs from the Target Funds’ current fee and expense structure. The Boards noted that based on average assets for the fiscal year ended August 31, 2013, the management fee under the Acquiring Fund’s investment management agreement would have been higher than the current management and administrative fees paid by each Target Fund. The Boards further noted that Nuveen has agreed to waive its fees or reimburse expenses for the first two years after the closing, so that the total annual operating expense ratio (excluding the costs of leverage) of the Acquiring Fund will be two basis points less than the lowest total expense ratio (excluding the costs of leverage) of the Target Funds for the period from the first day of the current fiscal year through the last day of the month prior to the consummation of the Mergers, on an annualized basis.

The Boards recognized that while the investment advisory services to be provided under the investment management agreement between the Acquiring Fund and Nuveen Fund Advisors are similar to those provided under the current advisory agreement between each Target Fund and USBAM, there are differences in the terms of the agreements because the Acquiring Fund’s agreement is based on the form used by the Nuveen Funds. One important difference is that the fee rate under the Acquiring Fund’s investment management agreement will be comprised of a fund-level fee rate and a complex-level fee rate, both of which include breakpoints, while the rate in the current advisory agreements is based only on a fund-level fee rate that does not include breakpoints. The Boards noted that the fee rate under the Acquiring Fund’s investment management agreement is calculated based on Managed Assets, while the fee rate under each current advisory agreement is calculated based on net assets. The Boards considered that fees based on Managed Assets generally include net assets as well as assets attributable to all types of leverage. The Boards also noted that another important difference is that the services to be provided under the Acquiring Fund’s investment management agreement includes certain administrative services. Under the current structure, administrative services and certain additional services are provided pursuant to a separate administration agreement between each Target Fund and USBAM.

Tax Consequences of the Mergers.    The Boards considered the federal income tax implications of the Mergers. The Boards noted that the mergers of the Target Funds with and into the Merger Sub will be structured with the intention that each qualify as a tax-free reorganization for federal income tax purposes. The Boards further considered that, as a condition to closing, the Funds will receive an opinion of Vedder Price P.C. substantially to the effect that, subject to certain assumptions and representations to be made by the Funds, each proposed merger of a Target Fund with and into the Merger Sub will qualify as a tax-free reorganization under Section 368 of the Code. Accordingly, the Boards noted that it is expected that no Fund will recognize gain or loss for federal income tax purposes as a direct result of the Mergers. The Boards recognized that prior to the closing of the Mergers, each Target Fund expects to declare a distribution of all of its undistributed net investment income and realized net capital gains, if any, and that all or a portion of such distribution may be taxable to a Target Fund’s shareholders for federal income tax purposes. As described in more detail below, certain of the Target Funds have capital loss carryovers from prior years that can be used by such Target Funds to offset capital gains recognized in later years. After the Mergers the Acquiring Fund’s ability to use the Target Funds’ pre-Merger capital losses may be limited under federal income tax rules applicable to mergers of this type. Therefore, in certain circumstances, shareholders of the Target Funds having such loss carryovers may pay federal income taxes sooner, or pay more federal income taxes, than they would have had the Mergers not occurred. The effect of these potential limitations, however, will depend on a number of factors including the amount of the losses, the amount and timing of gains to be offset, the exact timing of the Mergers and the amount of unrealized capital gains in the Target Funds at the time of the Mergers.

Costs of the Mergers.    The Boards considered that each Target Fund will bear a portion of the expenses related to the Meetings, including additional stock exchange listing fees, SEC registration fees, legal and accounting fees and expenses, proxy solicitation and distribution costs and other related administrative or operational costs, up to the amounts incurred by such Target Fund in connection with its last annual meeting of shareholders. Nuveen will bear all expenses in excess of such amounts.

Dilution.    The Boards considered that holders of common shares of each Target Fund will receive newly issued common shares of the Acquiring Fund, the aggregate net asset value of which will be equal to the aggregate net asset value of the common shares of such Target Fund as of the Valuation Time (including for this purpose any fractional Acquiring Fund common shares to which shareholders would be entitled). The Boards noted that fractional shares will be sold on the open market and shareholders will receive cash in lieu of such fractional shares.

Effect on Shareholder Rights.    The Boards considered that, with respect to the Acquiring Fund, under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Acquiring Fund. However, the Boards noted that, the Acquiring Fund’s declaration of trust contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the trustees. The Boards also considered that the Acquiring Fund’s declaration of trust further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the Boards noted that the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Acquiring Fund would be unable to meet its obligations.

Alternatives to the Mergers.    The Boards considered alternatives to the Mergers, but concluded that each Merger was in the best interests of each Target Fund and its shareholders.

Potential Benefits to Nuveen.    The Boards recognized that the Mergers may result in some benefits for Nuveen insofar as the Acquiring Fund will be a new closed-end fund and will expand Nuveen’s current closed-end fund offerings.

Conclusion.    The Boards approved the Mergers, concluding that each Merger is in the best interests of each Target Fund and that the interests of existing shareholders of the Target Funds will not be diluted as a result of the Mergers. The Boards did not identify any single factor discussed above as all-important or controlling, but considered all such factors together in approving the Mergers.

Capitalization

The following table sets forth the unaudited capitalization of the Target Funds as of February 28, 2014, and the pro-forma combined capitalization of the Acquiring Fund as if the Mergers had occurred on that date, and assumes an initial net asset value per common share of $20.00 for the Acquiring Fund. The table reflects pro forma exchange ratios of approximately 0.54818500, 0.46137000, 0.38683500 and 0.56365500 common shares of the Acquiring Fund issued for each common share of Strategic Income Portfolio, Strategic Income Portfolio II, Strategic Income Portfolio III and Select Portfolio, respectively. If the Mergers are consummated, the actual exchange ratios may vary.

	Strategic Income Portfolio	Strategic Income Portfolio II	Strategic Income Portfolio III	Select Portfolio	Pro Forma Adjustments		Acquiring Fund Pro Forma(1)
Common Shareholders’ Equity:
Common Shares, $0.01 par value per share; 4,231,331 shares outstanding for Strategic Income Portfolio; 15,985,741 shares outstanding for Strategic Income Portfolio II; 21,356,023 shares outstanding for Strategic Income Portfolio III; 10,662,195 shares outstanding for Select Portfolio; and 23,965,962 shares outstanding for Acquiring Fund Pro Forma	$42,313	$159,857	$213,560	$106,622	$(282,692	)(2)	$239,660
Paid-in surplus	48,502,970	187,120,288	236,183,896	129,004,450	282,692		601,094,296
Undistributed (Over-distribution of) net investment income	207,221	(57,515)	(404,115)	671,797	(2,173,381	)(3)	(1,755,993)
Accumulated realized net capital gain (loss)	938,193	(7,689,058)	(38,227,764)	17,190	(106,009)		(45,067,448)
Net unrealized appreciation (depreciation)	(1,699,023)	(32,026,351)	(31,447,572)	(8,528,385)	—		(73,701,331)
Net unrealized appreciation (depreciation) of real estate owned	(1,489,940)	—	—	—	—		(1,489,940)

Net assets attributable to common shares	$46,501,734	$147,507,221	$166,318,005	$121,271,674	$(2,279,390)		$479,319,214

Net asset value per common share outstanding (net assets attributable to common shares, divided by common shares outstanding)	$10.99	$9.23	$7.79	$11.37			$20.00

Authorized shares	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000			Unlimited

(1)	The pro forma balances are presented as if the Mergers were effective as of February 28, 2014, and are presented for informational purposes only. The actual Closing Date of the Mergers is expected to be on or about [—], 2014, or such later time agreed to by the parties at which time the results would be reflective of the actual composition of shareholders’ equity as of that date.
(2)	Assumes the issuance of 2,319,563, 7,375,361, 8,261,214 and 6,009,824 Acquiring Fund common shares to the common shareholders of Strategic Income Portfolio, Strategic Income Portfolio II, Strategic Income Portfolio III and Select Portfolio, respectively. These numbers are based on the net asset values of the Target Funds as of February 28, 2014, adjusted for estimated Merger costs and the effect of distributions.
(3)	Assumes Strategic Income Portfolio, Strategic Income Portfolio III and Select Portfolio make net investment income distributions of $110,484, $1,093,719 and $968,178, respectively, and Select Portfolio makes an accumulated realized net capital gain distribution of $106,009.

Expenses Associated with the Mergers

Each Target Fund will bear a portion of the expenses related to the Meetings, including additional stock exchange listing fees, SEC registration fees, legal and accounting fees and expenses, proxy solicitation and distribution costs and other related administrative or operational costs, up to the amounts incurred by such Target Fund in connection with its last annual meeting of shareholders. Nuveen will bear all expenses in excess of such amounts.

Additional solicitation may be made by letter or telephone by officers or employees of USBAM or Nuveen, or by dealers and their representatives. The Target Funds have engaged Computershare Fund Services to assist in the solicitation of proxies at an estimated aggregate cost of $[—] per Target Fund plus reasonable expenses.

Dissenting Shareholders’ Rights of Appraisal

Under Minnesota law, shareholders generally are entitled to assert dissenters’ rights in connection with a merger and obtain payment of the “fair value” of their shares, provided that they comply with the requirements of Minnesota law. However, because the common shares of each Target Fund are listed and trade on an exchange and the shares of the Acquiring Fund to be issued in exchange therefor will, upon issuance, be listed and trade on an exchange, under Minnesota law, the holders of Target Fund common shares will not be entitled to assert dissenters’ rights.

Material Federal Income Tax Consequences of the Mergers

As a condition to each Target Fund’s obligation to consummate the Mergers, each Target Fund will receive a tax opinion from Vedder Price P.C. (which opinion will be based on certain factual representations and certain reasonable assumptions) with respect to its Merger(s) substantially to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes:

1.	The merger of the Target Fund with and into the Merger Sub pursuant to applicable state laws will constitute a “reorganization” within the meaning of Section 368(a) of the Code and the Acquiring Fund and the Target Fund will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the merger.

2.	No gain or loss will be recognized by the Acquiring Fund or the Merger Sub upon the merger of the Target Fund with and into the Merger Sub pursuant to applicable state laws or upon the liquidation of the Merger Sub.

3.	No gain or loss will be recognized by the Target Fund upon the merger of the Target Fund with and into the Merger Sub pursuant to applicable state laws.

4.	No gain or loss will be recognized by the Target Fund shareholders upon the exchange of their Target Fund shares solely for Acquiring Fund Shares in the merger of the Target Fund with and into the Merger Sub pursuant to applicable state laws or upon the liquidation of the Merger Sub, except with respect to any cash received in lieu of a fractional Acquiring Fund share.

5.

The aggregate basis of the Acquiring Fund Shares received by each Target Fund shareholder pursuant to the merger (including any fractional Acquiring Fund Share to which a Target Fund shareholder would be entitled) will be the same as the aggregate basis of the Target Fund shares exchanged for such Acquiring Fund Shares. The holding period of the Acquiring Fund Shares received by each Target Fund shareholder (including any fractional Acquiring Fund Share to which a shareholder would be entitled) will include the period during which the Target Fund shares exchanged for Acquiring Fund Shares were held by such shareholder, provided such Target Fund shares are held as capital assets at the time of the merger.

6.	The basis of the Target Fund’s assets in the hands of Merger Sub will be the same as the basis of such assets in the hands of the Target Fund immediately before the merger. The holding period of the assets of the Target Fund in the hands of Merger Sub will include the period during which those assets were held by the Target Fund.

No opinion will be expressed as to (1) the effect of the Mergers on a Target Fund, the Acquiring Fund, the Merger Sub or any Target Fund shareholder with respect to any asset (including, without limitation, any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code) as to which any unrealized gain or loss is required to be recognized under federal income tax principles (i) at the end of a taxable year (or on the termination thereof) or (ii) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code, or (2) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

The opinion will be based on certain factual representations and assumptions, including a representation from the Target Funds and the Acquiring Fund that the tender offers described below under “—Other Agreements—Standstill Agreements and Post-Merger Tender Offers” are not expected to result in the historic shareholders of a Target Fund tendering Acquiring Fund common shares that would reduce the former Target Fund shareholders’ ownership of Acquiring Fund common shares to a number of shares having a value as of the effective time of the Merger of less than 50% of the value of all of the formerly outstanding shares of the Target Fund as of the same time. The opinion will rely on such representation and will assume the accuracy of such representation. If such assumption is incorrect, the merger of the Target Fund with and into the Merger Sub may not qualify as a tax-free reorganization for federal income tax purposes, and the Target Funds and Target Fund shareholders may recognize taxable gain or loss as a result of the Mergers.

If a Target Fund shareholder receives cash in lieu of a fractional Acquiring Fund common share, the shareholder will be treated as having received the fractional Acquiring Fund share pursuant to the Merger and then as having sold that fractional Acquiring Fund common share for cash. As a result, each such Target Fund shareholder generally will recognize gain or loss equal to the difference between the amount of cash received and the basis in the fractional Acquiring Fund common share to which the shareholder is entitled. This gain or loss generally will be a capital gain or loss and generally will be long-term capital gain or loss if, as of the effective time of the Mergers, the holding period for the shares (including the holding period of Target Fund shares surrendered therefor if such Target Fund shares were held as capital assets at the time of the Merger) is more than one year. The deductibility of capital losses is subject to limitations. Any cash received in lieu of a fractional share may be subject to backup withholding taxes.

Prior to the closing of the Mergers, each Target Fund will declare a distribution to its common shareholders, which together with all other distributions to shareholders made with respect to the taxable year in which the Merger occurs and all prior taxable years, will have the effect of distributing to shareholders all its net investment income and realized net capital gains (after reduction by any available capital loss carryforwards), if any, through the Closing Date of the Mergers. To the extent distributions are attributable to ordinary taxable income or capital gains, the distribution will be taxable to shareholders for federal income tax purposes. Additional distributions may be made if necessary. All dividends and distributions will be paid in cash unless a shareholder has made an election to reinvest dividends and distributions in additional shares under the Target Fund’s dividend reinvestment plan. Dividends and distributions are treated the same for federal income tax purposes whether received in cash or additional shares.

After the Mergers, the Acquiring Fund’s ability to use the Target Funds’ pre-Merger capital losses may be limited under certain federal income tax rules applicable to mergers of this type. Therefore, in certain circumstances, shareholders may pay federal income taxes sooner, or pay more federal income taxes, than they would have had the Mergers not occurred. The effect of these potential limitations, however, will depend on a number of factors including the amount of the losses, the amount of gains to be offset, the exact timing of the Mergers and the amount of unrealized capital gains in the Target Funds at the time of the Mergers. For federal income tax purposes, the Target Funds had capital loss carryovers as of August 31, 2013, which, if not offset by subsequent capital gains, will expire on such Target Funds’ fiscal year-ends as follows:

	Strategic Income Portfolio	Strategic Income Portfolio II	Strategic Income Portfolio III	Select Portfolio
2015	—	—	$551,492	—
2016	—	—	381,985	—
2017	—	$1,884,191	5,238,593	—
2018	—	2,208,521	2,790,093	—
2019	—	—	8,176,579	—
Indefinite	—	—	16,279,297	—
Total	—	$4,092,712	$33,418,039	—

The Target Funds incurred a loss for federal income tax purposes for the period from November 1, 2012 to August 31, 2013. As permitted by the Code, the Target Funds intend to elect to defer and treat the losses as arising in the fiscal year ending August 31, 2014. The deferred losses were as follows:

Amount
Strategic Income Portfolio	—
Strategic Income Portfolio II	—
Strategic Income Portfolio III	$4,641,059
Select Portfolio	—

For net capital losses arising in taxable years beginning after December 22, 2010 (“post-enactment losses”), a Fund will generally be able to carry forward such capital losses indefinitely. A Fund’s net capital losses from taxable years beginning on or prior to December 22, 2010, however, will remain subject to their current expiration dates and can be used only after the post-enactment losses have been fully used.

This description of the federal income tax consequences of the Mergers is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisers as to the specific consequences to them of the Mergers, including the applicability and effect of state, local, non-U.S. and other tax laws.

The foregoing is intended to be only a summary of the principal federal income tax consequences of the Mergers and should not be considered to be tax advice. There can be no assurance that the IRS will concur on all or any of the issues discussed above. Shareholders are urged to consult their own tax advisers regarding the federal, state and local tax consequences with respect to the foregoing matters and any other considerations which may be applicable to them.

Votes Required

Each Merger is required to be approved by the affirmative vote of the holders of a majority (more than 50%) of each Target Fund’s outstanding common shares entitled to vote on the matter.

Abstentions and broker non-votes will be treated as present for purposes of determining a quorum at the Special Meeting. Abstentions and broker non-votes will have the same effect as a vote against the approval of the Mergers. “Broker non-votes” are shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter.

The closing of each Merger is contingent upon certain conditions being satisfied or waived. Among other conditions, shareholders of each Target Fund, voting separately on a fund-by-fund basis, must approve the Agreement and Plan of Merger. The closing of each Merger is contingent upon each Target Fund obtaining the requisite shareholder approval and each Target Fund satisfying (or obtaining the waiver of) its other respective closing conditions. Therefore, even if shareholders of your Target Fund approve the Merger and your Target Fund satisfies all of its other closing conditions, none of the Mergers will occur if one or more of the other Target Funds does not obtain its requisite shareholder approval or satisfy its other closing conditions. If the Mergers are not consummated, each Target Fund’s Board may take such actions as it deems in the best interests of such Target Fund, including continuing to operate the Target Fund as a stand-alone fund or recommending the liquidation of the Target Fund.

Description of Common Shares to Be Issued by the Acquiring Fund; Comparison to Target Funds

General.    As a general matter, with respect to the Acquiring Fund and each Target Fund, the common shares have equal voting rights and equal rights with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of their respective Fund and have no preemptive, conversion or exchange rights or rights to cumulative voting. Holders of whole common shares of each Fund are entitled to one vote per share on any matter on which the shares are entitled to vote, while each fractional share is entitled to a proportional fractional vote. Furthermore, the provisions set forth in the Acquiring Fund’s declaration of trust are similar to the provisions of each Target Fund’s articles of incorporation and each contains, among other things, similar super-majority voting provisions, as described under “Additional Information about the Funds—Certain Provisions in the Articles of Incorporation and Declaration of Trust.” The full text of the Acquiring Fund’s declaration of trust and each Target Fund’s articles of incorporation is on file with the SEC and may be obtained as described on page 64.

The Acquiring Fund’s declaration of trust authorizes an unlimited number of common shares, par value $0.01 per share. If the Mergers are consummated, the Acquiring Fund will issue common shares to the common shareholders of each Target Fund based on the relative per share net asset value of the Acquiring Fund and the net asset values of the assets of such Target Fund, in each case as of the Valuation Time. Acquiring Fund common shares have equal rights with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The Acquiring Fund common shares, when issued, will be fully paid and non-assessable and have no preemptive, conversion or exchange rights or rights to cumulative voting. See also “Comparison of Massachusetts Business Trusts and Minnesota Corporations.”

Distributions.    The Funds have similar dividend policies with respect to the payment of dividends on their common shares. Distributions of net investment income for each Fund are declared and paid on a monthly basis. The net income of a Fund generally consists of all interest income accrued on portfolio assets less all expenses of the Fund. Any net gains realized by the Funds on sales of securities are distributed to shareholders at least annually. As explained more fully below, at least annually, the Acquiring Fund may elect to retain rather than distribute all or a portion of any net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) otherwise allocable to shareholders and pay federal income tax on the retained gain. As provided under federal income tax law, shareholders of record as of the end of the Acquiring Fund’s taxable year will include their share of the retained net capital gain in their income for the year as a long-term capital gain (regardless of their holding period in the common shares), and will be entitled to an income tax credit or refund for the federal income tax deemed paid on their behalf by the Acquiring Fund. See “Federal Income Tax Matters Associated with Investment in the Funds” under “Additional Information” below and “Federal Income Tax Matters” in the Merger SAI.

Dividend Reinvestment Plan.    Generally, the terms of the dividend reinvestment plan (the “Plan”) for the Acquiring Fund and each Target Fund are similar. Under the Acquiring Fund’s Plan, if your Acquiring Fund common shares are registered directly with the Acquiring Fund or if you hold your common shares with a brokerage firm that participates in the Acquiring Fund’s Plan, your distributions, including any capital gain distributions, will automatically be reinvested in additional common shares under the Plan unless you request otherwise. If you elect not to participate in the Plan, or are not eligible to participate because your brokerage firm does not participate in the Plan, you will receive all distributions in cash paid by check mailed directly to you or your brokerage firm by State Street Bank and Trust Company (“State Street”), as dividend paying agent. The tax character of distributions (as consisting of ordinary income or capital gain) will be the same regardless of whether such distributions are reinvested or received in cash. See “Federal Income Tax Matters Associated with Investment in the Funds” under “Additional Information.”

Under the Plan of the Acquiring Fund, the number of common shares you will receive will be determined as follows:

(1)        If the common shares are trading at or above net asset value at the time of valuation, the Fund will issue new common shares at a price equal to the greater of (i) net asset value per common share on that date or (ii) 95% of the market price on that date.

(2)        If common shares are trading below net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase common shares in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the common shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer common shares than if the dividend or distribution had been paid in common shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase common shares in the open market within 30 days of the valuation date. Interest will not be paid on any uninvested cash payments. The Plan provides that if common shares start trading at or above net asset value before the Plan Agent has completed its purchases, the Plan Agent may cease purchasing common shares in the open market, and may invest the uninvested portion in new common shares at a price equal to the greater of (i) net asset value per common share determined on the last business day immediately prior to the purchase date or (ii) 95% of the market price on that date.

You may withdraw from the Plan at any time by giving written notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive whole common shares in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your common shares and send you the proceeds, minus brokerage commissions and a $2.50 service fee.

The Acquiring Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Acquiring Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from State Street, Attn: Computershare Nuveen Investments, P.O. Box 43071, Providence, Rhode Island 02940-3071, (800) 257-8787.

For each Target Fund, beginning no more than three business days before the dividend payment date, Computershare will buy shares of the Fund on the NYSE or elsewhere on the open market only when the price of the Fund’s shares on the NYSE plus commissions is less than a 5% premium to the Fund’s most recently calculated net asset value per share. If, at the close of business on the dividend payment date, the shares purchased in the open market are insufficient to satisfy the dividend reinvestment requirement, Computershare will accept payment of the dividend, or the remaining portion, in authorized but unissued shares of the Fund. These shares will be issued at a per-share price equal to the higher of (a) the net asset value per share as of the close of business on the payment date or (b) 95% of the closing market price per share on the payment date.

Each Target Fund reserves the right to amend or terminate the plan. Should the plan be amended or terminated, participants will be notified in writing at least 90 days before the record date for such dividend or distribution. The plan may also be amended or terminated by Computershare with at least 90 days written notice to participants in the plan.

For Each Fund.    The Plan Agent maintains all shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all common shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in common shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions.

If you hold your common shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial adviser for more information.

In connection with the Mergers, the Target Funds’ Plans will be terminated and shareholders who elected to participate in such Plans as of the Closing Date will be automatically enrolled in the Acquiring Fund Plan.

Common Share Price Data.    The following tables show for the periods indicated: (i) the high and low sales prices for common shares reported as of the end of the day on the NYSE, (ii) the high and low net asset values of the common shares, and (iii) the high and low of the premium/(discount) to net asset value (expressed as a percentage) of the common shares.

	Strategic Income Portfolio
	Market Price		Net Asset Value		Premium/(Discount)
Fiscal Quarter Ended	High	Low	High	Low	High	Low
February 2014	10.22	8.96	11.42	10.44	-6.92%	-16.93%
November 2013	9.97	9.45	11.63	11.21	-14.05%	-17.13%
August 2013	10.97	9.32	12.31	11.11	-10.89%	-17.41%
May 2013	11.74	11.12	12.81	12.44	-7.99%	-11.21%
February 2013	12.05	11.45	12.94	12.53	-6.52%	-10.02%
November 2012	12.33	11.59	13.07	12.89	-5.66%	-10.09%
August 2012	12.17	11.41	13.03	12.76	-6.19%	-10.87%
May 2012	11.81	11.29	12.84	12.54	-6.71%	-10.61%
February 2012	11.69	10.38	12.63	12.31	-7.44%	-16.18%
November 2011	10.94	10.05	12.44	12.23	-11.56%	-18.12%

	Strategic Income Portfolio II
	Market Price		Net Asset Value		Premium/(Discount)
Fiscal Quarter Ended	High	Low	High	Low	High	Low
February 2014	8.27	7.69	9.23	8.79	-10.40%	-13.33%
November 2013	8.28	7.85	9.13	8.89	-8.50%	-12.97%
August 2013	8.81	7.77	10.14	8.90	-9.73%	-15.17%
May 2013	9.10	8.82	10.46	10.22	-11.23%	-14.15%
February 2013	9.15	8.82	10.30	10.21	-10.99%	-14.04%
November 2012	9.20	8.63	10.33	10.17	-10.85%	-15.56%
August 2012	8.86	8.38	10.28	10.01	-13.39%	-17.19%
May 2012	8.48	8.12	10.06	9.69	-14.76%	-17.27%
February 2012	8.35	7.83	9.77	9.67	-14.18%	-19.67%
November 2011	8.62	7.72	9.92	9.65	-13.02%	-20.53%

	Strategic Income Portfolio III
	Market Price		Net Asset Value		Premium/(Discount)
Fiscal Quarter Ended	High	Low	High	Low	High	Low
February 2014	7.15	6.36	7.79	7.30	-8.22%	-13.70%
November 2013	7.01	6.53	7.68	7.44	-8.17%	-12.93%
August 2013	7.09	6.63	8.12	7.44	-9.76%	-14.41%
May 2013	7.50	7.13	8.29	8.11	-9.20%	-12.77%
February 2013	7.63	7.25	8.22	8.08	-6.61%	-10.93%

	Strategic Income Portfolio III
	Market Price		Net Asset Value		Premium/(Discount)
Fiscal Quarter Ended	High	Low	High	Low	High	Low
November 2012	7.66	7.26	8.27	8.16	-6.69%	-11.14%
August 2012	7.35	6.84	8.20	8.07	-9.84%	-15.24%
May 2012	7.01	6.81	8.17	7.97	-13.46%	-15.82%
February 2012	6.92	6.47	8.16	7.99	-13.61%	-20.59%
November 2011	7.48	6.50	8.37	8.10	-10.53%	-20.42%

	Select Portfolio
	Market Price		Net Asset Value		Premium/(Discount)
Fiscal Quarter Ended	High	Low	High	Low	High	Low
February 2014	9.91	9.20	11.38	10.74	-11.92%	-15.68%
November 2013	9.71	9.42	11.53	11.00	-13.46%	-16.33%
August 2013	10.40	9.39	12.07	11.03	-12.78%	-16.11%
May 2013	10.93	10.42	12.49	12.01	-10.85%	-15.15%
February 2013	11.20	10.65	12.20	11.99	-7.05%	-12.13%
November 2012	11.45	10.32	12.11	11.92	-4.90%	-13.78%
August 2012	10.91	10.28	12.04	11.77	-8.94%	-13.23%
May 2012	10.42	10.15	11.83	11.49	-10.36%	-12.97%
February 2012	10.36	9.70	11.56	11.33	-10.38%	-14.99%
November 2011	10.25	9.32	11.48	11.26	-10.02%	-17.44%

On May 15, 2014, the closing sale prices of Strategic Income Portfolio, Strategic Income Portfolio II, Strategic Income Portfolio III and Select Portfolio common shares were $10.17, $8.61, $7.22 and $10.46, respectively, and their net asset values per share were $11.31, $9.70, $8.06 and $11.72, respectively. The closing sale prices represent discounts to net asset value for Strategic Income Portfolio, Strategic Income Portfolio II, Strategic Income Portfolio III and Select Portfolio of -10.08%, -11.24%, -10.42% and -10.75%, respectively.

Common shares of each Target Fund have historically traded at a discount to net asset value. It is not possible to state whether Acquiring Fund common shares will trade at a discount or premium to net asset value following the Mergers, or what the extent of any such discount or premium might be.

Comparison of Massachusetts Business Trusts and Minnesota Corporations

The Acquiring Fund is organized as a Massachusetts business trust. Each of the Target Funds is organized as a Minnesota corporation.

The following description is based on relevant provisions of applicable Massachusetts law, the Minnesota Business Corporation Act (“MBCA”) and each Fund’s operative documents. This summary does not purport to be complete and we refer you to applicable Massachusetts law, the MBCA and each Fund’s operative documents.

General

The Acquiring Fund is organized as a Massachusetts business trust. A fund organized as a Massachusetts business trust is governed by the trust’s declaration of trust or similar instrument.

Massachusetts law allows the trustees of a business trust to set the terms of a fund’s governance in its declaration. All power and authority to manage the fund and its affairs generally reside with the trustees, and shareholder voting and other rights are limited to those provided to the shareholders in the declaration.

Because Massachusetts law governing business trusts provides more flexibility compared to typical state corporate statutes, the Massachusetts business trust is a common form of organization for closed-end funds. However, some consider it less desirable than other entities because it relies on the terms of the applicable declaration and judicial interpretations rather than statutory provisions for substantive issues, such as the personal liability of shareholders and trustees, and does not provide the level of certitude that corporate laws like those of Minnesota, or newer statutory trust laws, such as those of Delaware, provide.

Each of the Target Funds is a Minnesota corporation. A fund organized as a Minnesota corporation is governed both by the MBCA and the corporation’s articles of incorporation and by-laws. For a Minnesota corporation, unlike a Massachusetts business trust, the MBCA prescribes many aspects of corporate governance.

Shareholders of a Minnesota corporation generally are shielded from personal liability for the corporation’s debts or obligations. Shareholders of a Massachusetts business trust, on the other hand, are not afforded the statutory limitation of personal liability generally afforded to shareholders of a corporation from the trust’s liabilities. Instead, the declaration of trust of a fund organized as a Massachusetts business trust typically provides that a shareholder will not be personally liable, and further provides for indemnification to the extent that a shareholder is found personally liable, for the fund’s acts or obligations. The declaration of trust for the Acquiring Fund contains such provisions.

Similarly, the trustees of a Massachusetts business trust are not afforded statutory protection from personal liability for the obligations of the trust. The directors of a Minnesota corporation, on the other hand, generally are shielded from personal liability for the corporation’s acts or obligations by the MBCA. Courts in Massachusetts have, however, recognized limitations of a trustee’s personal liability in contract actions for the obligations of a trust contained in the trust’s declaration, and declarations may also provide that trustees may be indemnified out of the assets of the trust to the extent held personally liable. The declaration of trust for the Acquiring Fund contains such provisions.

Massachusetts Business Trusts

The Acquiring Fund is governed by its declaration of trust and by-laws. Under the declaration of trust, any determination as to what is in the interests of the Acquiring Fund made by the trustees in good faith is conclusive, and in construing the provisions of the declaration of trust, there is a presumption in favor of a grant of power to the trustees. Further, the declaration of trust provides that certain determinations made in good faith by the trustees are binding upon the Acquiring Fund and all shareholders, and shares are issued and sold on the condition and understanding, evidenced by the purchase of shares, that any and all such determinations shall be so binding. The following is a summary of some of the key provisions of the governing documents of the Acquiring Fund.

Shareholder Voting.    The declaration of trust of the Acquiring Fund requires a shareholder vote on a number of matters, including certain amendments to the declaration of trust, the election of trustees, the merger or reorganization of the Acquiring Fund (under certain circumstances) or sales of assets in certain circumstances and matters required to be voted by the 1940 Act.

Meetings of shareholders may be called by the trustees and by the written request of shareholders owning at least 10% of the outstanding shares entitled to vote. The by-laws of the Acquiring Fund provide that the holders of a majority of the voting power of the shares of beneficial interest of the Acquiring Fund entitled to vote at a meeting shall constitute a quorum for the transaction of business. The declaration of trust of the Acquiring Fund provides that the affirmative vote of the holders of a majority of the shares present in person or by proxy and entitled to vote at a meeting of shareholders at which a quorum is present is required to approve a matter, except in the case of the election of trustees, which only requires a plurality vote, and for events to which other voting provisions apply under the 1940 Act or the declaration of trust and by-laws, such as the super-majority voting provisions with respect to a merger, consolidation or dissolution of, or sale of substantially all of the assets by, the Acquiring Fund, or its conversion to an open-end investment company in certain circumstances under the terms of the declaration of trust.

Election and Removal of Trustees.    The declaration of trust of the Acquiring Fund provides that the trustees determine the size of the Board, subject to a minimum and a maximum number. Subject to the provisions of the 1940 Act, the declaration of trust also provides that vacancies on the Board may be filled by the remaining trustees. A trustee may only be removed for cause by action of at least two-thirds of the remaining trustees or by action of at least 66 2/3% of the outstanding shares of the class or classes that elected such trustee.

Issuance of Shares.    Under the declaration of trust of the Acquiring Fund, the trustees are permitted to issue an unlimited number of shares for such consideration and on such terms as the trustees may determine. Shareholders are not entitled to any preemptive rights or other rights to subscribe to additional shares, except as the trustees may determine. Shares are subject to such other preferences, conversion, exchange or similar rights, as the trustees may determine.

Classes.    The declaration of trust of the Acquiring Fund gives broad authority to the trustees to establish classes or series in addition to those currently established and to determine the rights and preferences, conversion rights, voting powers, restrictions, limitations, qualifications or terms or conditions of redemptions of the shares of the classes or series. The trustees are also authorized to terminate a class or series without a vote of shareholders under certain circumstances.

Amendments to Declaration of Trust.    Amendments to the Acquiring Fund’s declaration of trust generally require the consent of shareholders owning more than 50% of shares entitled to vote, voting in the aggregate. Certain amendments may be made by the trustees without a shareholder vote, and any amendment to the voting requirements contained in the declaration of trust requires the approval of 66 2/3% of the outstanding common shares and preferred shares, if any, voting in the aggregate and not by class except to the extent that applicable law or the declaration of trust may require voting by class.

Shareholder, Trustee and Officer Liability.    The declaration of trust of the Acquiring Fund provides that shareholders have no personal liability for the acts or obligations of the Acquiring Fund and requires the Acquiring Fund to indemnify a shareholder from any loss or expense arising solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reasons. In addition, the Acquiring Fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. Similarly, the declaration of trust provides that any person who is a trustee, officer or employee of the Acquiring Fund is not personally liable to any person in connection with the affairs of the Acquiring Fund, other than to the Acquiring Fund and its shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his or her duty. The declaration of trust further provides for indemnification of such persons and advancement of the expenses of defending any such actions for which indemnification might be sought. The declaration of trust also provides that the trustees may rely in good faith on expert advice.

Derivative Actions.    Massachusetts has what is commonly referred to as a “universal demand statute,” which requires that a shareholder make a written demand on the board, requesting the board members to bring an action, before the shareholder is entitled to bring or maintain a court action or claim on behalf of the entity.

Minnesota Corporations

A Minnesota corporation is governed by the MBCA, its articles of incorporation and bylaws. Some of the key provisions of the MBCA and the articles of incorporation and by-laws of the Target Funds are summarized below.

Shareholder Voting.    Under the MBCA, a Minnesota corporation generally cannot dissolve, amend its articles of incorporation, sell or otherwise transfer all or substantially all of its property and assets outside the ordinary course of business, or engage in a statutory share exchange, merger or consolidation unless approved by a vote of shareholders. Depending on the circumstances and the articles of incorporation of the corporation, there may be various exceptions to these votes. Shareholders of Minnesota corporations are generally entitled to one vote per share and fractional votes for fractional shares held.

The Target Funds’ by-laws state that the dates of regular meetings of shareholders shall be set by the Board. Special meetings of shareholders may be called by the chairman of the board, the president, and two or more directors or shareholders owning at least 10% of the outstanding shares entitled to vote. The by-laws of each Target Fund provide that the holders of a majority of the shares outstanding and entitled to vote at a meeting shall constitute a quorum for the transaction of business.

Election and Removal of Directors.    Shareholders of a Minnesota corporation generally are entitled to elect and remove directors. Shareholders of the Target Funds may elect directors at any meeting at which a quorum is present. The MBCA and the Target Funds’ by-laws provide that directors are elected by a plurality of votes present and entitled to vote at such meeting. The MBCA does not require a corporation to hold an annual meeting unless required by the articles of incorporation or by-laws. The Target Funds’ by-laws state that annual meetings of shareholders are required and that a special meeting of shareholders may be called for any purpose at any time by the chairman of the board, the president, and two or more directors or by one or more shareholders holding 10% or more of the outstanding shares entitled to vote. The by-laws provide that a director may be removed from office with or without cause by a vote of a majority of the outstanding shares entitled to vote on an election of directors.

Issuance of Shares.    The board of directors of a Minnesota corporation has the power to authorize the issuance of shares. If so provided in the articles of incorporation, the board of directors may authorize the issuance of shares in more than one class or series, and prior to the issuance of shares of each class or series, the board of directors must set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Under the articles of incorporation, the board of directors of each Target Fund are permitted to issue 1 billion shares of common stock, $0.01 par value. Shareholders are not entitled to any preemptive rights.

Amendments to the Articles of Incorporation.    Under the MBCA, subject to certain exceptions, shareholders of corporations generally are entitled to vote on amendments to the articles of incorporation.

Shareholder, Director and Officer Liability.    Under Minnesota law, shareholders generally are not personally liable for debts or obligations of a corporation. Minnesota law provides that a director’s personal liability to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director may be eliminated or limited in the articles of incorporation, except for a director’s breach of the duty of loyalty, for acts or omissions not in good faith or that involve an intentional or knowing violation of law, or for any transaction from which the director derived an improper personal benefit. The articles of incorporation of the Target Funds provide such a limitation of director liability. Minnesota law provides that, unless prohibited by a corporation’s articles of incorporation or by-laws, a corporation must indemnify and advance expenses to its directors for acts and omissions in their official capacity, subject to certain exceptions, and the articles of incorporation of each Fund do not prohibit such indemnification or advances. The indemnification provisions and the limitation on liability are both subject to any limitations of the 1940 Act, which generally provides that no director or officer shall be protected from liability to the corporation or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The provisions governing the advance of expenses are subject to applicable requirements of the 1940 Act or rules thereunder.

Dissenters’ Right of Appraisal.    Under Minnesota law, shareholders generally are entitled to assert dissenters’ rights in connection with certain amendments to the articles of incorporation, asset sales and mergers and obtain payment of the “fair value” of their shares, provided that they comply with the requirements of Minnesota law. These rights, however, are subject to certain exceptions under the MBCA, including, in the case of asset sales and mergers, if the shares to which the dissenters’ rights relate and the shares, if any, that a shareholder is to receive are traded on an exchange. Under Minnesota law, common shareholders of the Target Funds do not have dissenters’ rights of appraisal, because the Target Funds’ common shares are listed and trade on an exchange and the shares of the Acquiring Fund to be issued in exchange therefor will upon issuance be listed and trade on an exchange.

Derivative Actions.    Under Minnesota law, applicable case law at the time of a particular derivative action will establish any requirements or limitations with respect to shareholder derivative actions.

The foregoing is only a summary of certain rights of shareholders under the governing documents of the Target Funds and under applicable state law, and is not a complete description of provisions contained in those sources. Shareholders should refer to the provisions of those documents and state law directly for a more thorough description.

Other Agreements

Facilitation Agreement

USBAM, U.S. Bank and Nuveen Fund Advisors have entered into a Facilitation Agreement that provides for each party to take certain actions to facilitate the consummation of the Mergers. The

Facilitation Agreement provides, among other things, that USBAM and Nuveen Fund Advisors will use their reasonable best efforts to obtain the requisite shareholder approvals for the Mergers and to take such other actions as are necessary to effect the Mergers. The Facilitation Agreement also provides for the transfer to Nuveen Fund Advisors of Target Fund records held by USBAM and USBAM records that relate to the Target Funds; the continuation of certain agreements and the termination of other agreements of the Target Funds; the transfer and assignment by USBAM to Nuveen Fund Advisors of USBAM’s whole loan valuation model; and a commitment from USBAM to make its personnel available to Nuveen Fund Advisors for a limited time after the Closing Date to assist Nuveen Fund Advisors with respect to certain regulatory matters with respect to the Acquiring Fund. No Fund is a party to the Facilitation Agreement.

The Facilitation Agreement further provides that each Target Fund will bear a portion of the expenses related to the Meetings, including additional stock exchange listing fees, SEC registration fees, legal and accounting fees and expenses, proxy solicitation and distribution costs and other related administrative or operational costs, up to the amounts incurred by such Target Fund in connection with its last annual meeting of shareholders. Nuveen will bear all expenses in excess of such amounts.

In addition, the Facilitation Agreement provides that the obligations of Nuveen Fund Advisors and USBAM to consummate the Mergers will be subject to certain conditions set forth in the Facilitation Agreement, including, among other things, the conditions set forth in the Agreement and Plan of Merger (see “—Terms of the Mergers—Conditions”), the receipt by each of Nuveen Fund Advisors and USBAM of certain customary certificates and the absence of any Material Compliance Matters (as defined in the 1940 Act) with respect to the Target Funds.

Standstill Agreements and Post-Merger Tender Offers

Each Target Fund has entered into a Standstill Agreement dated April 23, 2014 among the Target Fund, certain other First American closed-end funds and Sit Investment Associates, Inc. (“Sit”). Under the Standstill Agreement with Sit, Sit agreed to vote or cause to be voted all shares of each Target Fund that Sit directly or indirectly has the power to vote or direct the vote of, in accordance with each Target Fund Board’s recommendation regarding the Merger of such Target Fund and, subject to shareholder approval of the Mergers, to generally refrain from submitting or soliciting proxies for shareholder proposals or nominating any candidate for the election of directors with respect to each Target Fund or any successor until September 30, 2016.

Each Target Fund has entered into a Standstill Agreement dated April 28, 2014 among the Target Fund, certain other First American closed-end funds and Bulldog Investors, LLC (“Bulldog”). Under the Standstill Agreement, Bulldog has agreed to vote or cause to be voted all shares of each Target Fund that Bulldog directly or indirectly has the power to vote or direct the vote of, in accordance with each Target Fund Board’s recommendation regarding the Merger of such Target Fund and, subject to shareholder approval of the Mergers, to generally refrain from submitting or soliciting proxies for shareholder proposals or nominating any candidate for the election of directors with respect to each Target Fund or any successor until September 30, 2016.

In connection with the Standstill Agreements, the Board of the Acquiring Fund (which is comprised of the same Board Members as the Board of each Target Fund) has authorized the Acquiring Fund to conduct a series of up to three tender offers following the completion of the Mergers (each, a “Tender Offer”). Pursuant to each Tender Offer, the Acquiring Fund will offer to purchase up to 10% of its then outstanding common shares for cash on a pro rata basis (disregarding fractional shares), at a price per share, without interest, equal to 99% of the net asset value per share of its common shares as determined as of the close of regular trading on the NYSE on the expiration date of the Tender Offer.

If the Mergers are consummated, the Acquiring Fund expects (1) to publicly announce the first Tender Offer within one month after the Closing Date, with payment for common shares purchased in the first Tender Offer to take place within three months after the Closing Date, and (2) to publicly announce the second Tender Offer within seven months after the Closing Date, with payment for common shares purchased in the second Tender Offer to take place within nine months after the Closing Date. In addition, if the Acquiring Fund’s average daily trading discount exceeds 10% during the 90 calendar days preceding the last day of the thirteenth month following the Closing Date, the Acquiring Fund expects to publicly announce a third Tender Offer, with payment for common shares purchased in the third Tender Offer to take place within 15 months after the Closing Date.

A sale of Acquiring Fund common shares in a Tender Offer will be a taxable transaction for U.S. federal income tax purposes. Depending on the particular circumstances of a participating Acquiring Fund shareholder, and the number of shares tendered and purchased pursuant to the Tender Offer, the sale of shares pursuant to each Tender Offer will be treated as either (i) a “sale or exchange” of those shares, producing gain or loss equal to the difference, if any, between the amount of cash received and the shareholder’s adjusted tax basis in the shares sold pursuant to the offer, or (ii) the receipt of a distribution from the Acquiring Fund, taxable as a dividend to the extent of such shareholder’s allocable share of the Acquiring Fund’s “earnings and profits.”

In order to pay for common shares purchased in a Tender Offer, the Acquiring Fund will be required to sell a portion of its portfolio investments. The Acquiring Fund may be required to make such sales under adverse market or economic conditions, which could result in the Acquiring Fund selling portfolio investments at prices lower than the values at which the Acquiring Fund carries the investments on its books. In addition, if, at the time of sale, the Acquiring Fund’s portfolio investments have appreciated in value, the sale would result in realization of capital gains, which would then need to be distributed to Acquiring Fund shareholders. This may result in U.S. federal income tax liability for persons who remain Acquiring Fund shareholders following the completion of a Tender Offer.

E.	ADDITIONAL INFORMATION ABOUT THE INVESTMENT POLICIES

Comparison of the Investment Objectives and Policies of the Acquiring Fund and the Target Funds

General

The Acquiring Fund has a broad and flexible mandate that permits investments in both the types of securities that the Target Funds may hold, as well as other types of securities that are not eligible for investment by the Target Funds. Under current market conditions, the Acquiring Fund is expected to sell a substantial portion of the more liquid assets acquired from the Target Funds within approximately three months following the Mergers in order to take advantage of its ability to invest in a broader range of securities including infrastructure related securities, equity securities of all types and foreign securities. Over a longer period of time of up to two to three years, the Acquiring Fund will continue to hold certain less liquid investments of the Target Funds including whole loans and loan participations. The reinvestment of proceeds from the disposition of such assets will depend on market conditions at the time that such instruments mature or may otherwise be sold.

Investment Objectives and Policies

Each Target Fund’s primary investment objective is current income and its secondary investment objective is to seek capital appreciation. The Acquiring Fund’s investment objective is to provide a high level of current income and long-term capital appreciation. Each Target Fund’s investment objective is fundamental, while the Acquiring Fund’s investment objective is non-fundamental.

Each Target Fund currently invests in mortgage-related assets that directly or indirectly represent a participation in or are secured by and payable from mortgage loans, including whole loans, loan participations and mortgage-backed securities. Each Target Fund may invest up to 25% of its total assets in investment grade preferred issues of REITs. The Target Funds also may invest in asset-backed securities, U.S. Government securities, corporate debt securities and mortgage servicing rights. During normal market conditions, at least 65% of the Target Funds’ total assets are invested in income-producing securities.

The Acquiring Fund will invest in securities of real estate and infrastructure companies as well as other real asset related interests (including whole loans and loan participations secured by real property). The Acquiring Fund will actively manage the portfolio allocation among infrastructure and real estate companies, with flexibility to invest across the capital structure—in any type of equity and debt securities offered by a particular company. The Acquiring Fund may invest in below investment grade debt securities, which are regarded as having predominately speculative characteristics with respect to an issuer’s capacity to pay interest and repay principal, and are commonly referred to as junk bonds or high yield debt.

Principal Investments

The Acquiring Fund will emphasize investments in securities or other instruments that provide investment exposure to real assets, with a particular focus on real estate and infrastructure companies, and may also invest in other real asset related investments, including whole loans and loan participations secured by real property. Infrastructure consists of the physical structures and networks upon which the operation, growth and development of a community depends, which include water, sewer and energy utilities; transportation and communication networks; health care facilities, government accommodations and other public service facilities; and shipping, timber, alternative energy and other resources and services needed for the construction and maintenance of these physical structures and networks. Real estate companies (primarily REITs) are publicly traded corporations or trusts that invest in commercial, including industrial, retail, office and storage facilities, and/or residential, including multifamily and senior housing, real estate. REITs generally can be classified among the following three types: equity REITs, which invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains or real estate appreciation; mortgage REITs, which invest the majority of their assets in commercial or residential real estate mortgage loans and derive their income primarily from interest payments; and hybrid REITs, which combine the characteristics of equity REITs and mortgage REITs. Additional real estate investments may include securities of companies engaged in the real estate industry.

The Acquiring Fund will invest in both equity securities and debt securities. Equity securities include common stocks, preferred stocks, convertible securities, hybrid securities (which have characteristics of both equity and fixed-income instruments), warrants, rights, depositary receipts

(which reference ownership of underlying non-U.S. securities) and REIT equity securities issued by companies of any market capitalization. The Acquiring Fund’s equity investments also may include ETNs, other investment companies (including ETFs) and equity interests in MLPs. Debt securities in which the Acquiring Fund may invest include corporate debt instruments, MBS, CMBS and debt securities issued by MLPs and REITs. The Acquiring Fund may invest in debt securities that are, at the time of investment, rated below investment grade or unrated but judged by the portfolio managers to be of comparable quality. Such debt securities are regarded as having predominantly speculative characteristics with respect to an issuer’s capacity to pay interest and repay principal, and are commonly referred to as junk bonds or high yield debt. These characteristics imply higher price volatility and default risk than investment grade securities of comparable quality and duration. See “C. Risk Factors—Below Investment Grade Risk.” MBS and CMBS in which the Acquiring Fund invests will be rated BB-/Ba3 or higher at the time of investment, or unrated but judged to be of comparable quality by the Acquiring Fund’s portfolio managers. The Acquiring Fund does not currently intend to invest in any asset-backed securities (“ABS”); however, to the extent that the Fund does invest in ABS, such ABS will be offered by an issuer of real estate and/or infrastructure securities.

The Acquiring Fund may invest in companies located anywhere in the world. The Acquiring Fund’s non-U.S. investments may be denominated in non-U.S. currencies without limit. Generally, the Acquiring Fund will not hedge such non-U.S. currencies exposures, unless for defensive purposes, Nuveen Asset Management determines that it is in the best interests of shareholders to hedge non-U.S. currency exposure or increase allocations to U.S. securities.

In addition, the Acquiring Fund will employ a limited option writing strategy seeking to enhance the Fund’s risk-adjusted total returns and also to generate option premiums to more efficiently implement its distribution policy. The Acquiring Fund also may utilize derivatives, including options, swaps, futures contracts, options on futures contracts and forward foreign currency exchange contracts. The Acquiring Fund may use derivatives to manage market or business risk, to enhance the Fund’s return or to hedge against adverse movements in currency exchange rates.

Options Strategy.    The Acquiring Fund will employ, to a limited extent, an integrated and dynamic option writing strategy focused on securities issued by real asset related companies (the “Options Strategy”) that seeks to produce option premiums for the purpose of enhancing the Fund’s risk-adjusted total returns over time. Option premiums generated by this strategy may also enable the Acquiring Fund to more efficiently implement its distribution policy.

The Acquiring Fund will implement the Options Strategy by writing (selling) call options primarily on custom baskets of real estate securities not owned by the Fund. The Acquiring Fund may also write (sell) covered call options on individual real estate and/or infrastructure securities owned by the Fund. The call options written by the Acquiring Fund will be collateralized by a portion of the Fund’s portfolio. A custom basket call option is an option whose value is linked to the market value of the portfolio of securities underlying the call options. The Acquiring Fund also may write call options on stock indices or ETFs when Nuveen Asset Management believes such techniques are more efficient than writing custom basket call options and may add value. As the seller of a call option, the Acquiring Fund creates the potential for a liability to the extent the asset(s) underlying the option appreciates to a level above the strike price. In addition, the Acquiring Fund will continue to bear the risk of the declines in the value of the Fund’s investment portfolio that serves as collateral for the written options.

Custom basket call options are OTC options and generally the contract settlement will be “European style,” meaning that generally, the options only may be exercised on their expiration date.

Nuveen Asset Management generally will hold such options positions until expiration at which time Nuveen Asset Management will roll the contract forward by entering into a new position. The premium, the exercise price and the market value of the basket or security underlying the option at expiration or contract termination determine the gain or loss realized by the Acquiring Fund as the seller of the call option.

The Acquiring Fund intends primarily to write (sell) custom basket call options on real estate securities. In selecting real estate securities for each custom basket, the Acquiring Fund will seek to minimize the difference between the returns of the underlying stocks of the custom basket and an index of real estate securities (commonly referred to as tracking error) and, at the same time, maximize exposure to securities that the portfolio managers believe are less likely to outperform the relevant market benchmarks over time. Securities selected for each custom basket will primarily consist of underweighted positions relative to the relevant market benchmarks, and may include securities held and not held in the Acquiring Fund’s portfolio. The objective in structuring these custom baskets is to produce option premiums without limiting the upside potential for specific securities that the portfolio managers believe may outperform over time. The Acquiring Fund also may write (sell) covered call options on individual securities issued by real asset related companies.

With respect to call options written on individual securities, the Acquiring Fund will not write “naked” or uncovered call options. A call option written by the Acquiring Fund on an individual security is “covered” if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration. Custom basket call options written by the Acquiring Fund will generally not be fully covered because the Fund will not own each of the underlying securities comprising the basket or have the right to acquire such securities without additional cash consideration. Writing uncovered custom basket call options subjects the Acquiring Fund to risks. See “C. Risk Factors—Risks Associated with the Options Strategy—Risks Associated with Selling Options.”

The notional value of the call options written by the Acquiring Fund may range from 0% to 25% of Managed Assets, depending on market conditions and Nuveen Asset Management’s ongoing assessment of the attractiveness of writing call options from a risk-adjusted return standpoint. When the Acquiring Fund writes call options, the potential appreciation from the portion of the portfolio on which calls have been written is limited.

The Options Strategy will be actively managed by Nuveen Asset Management in a manner that is consistent with the Acquiring Fund’s investment objective of providing a high level of current income and long-term capital appreciation. In implementing the Options Strategy, Nuveen Asset Management will use its proprietary investment process to evaluate projections of global and sector returns, taking into account potential market volatility, tracking error, and the correlation of returns between the Acquiring Fund’s investment portfolio and the Options Strategy. There can be no assurance that the Options Strategy will be successful.

Portfolio Composition and Other Information

The Acquiring Fund’s portfolio will be composed principally of the following investments. More detailed information about the Acquiring Fund’s portfolio investments is contained in the Merger SAI under “Portfolio Composition.”

Equity Securities

Common Stock.    Common stock generally represents an equity ownership interest in an issuer. Although common stocks have historically generated higher average total returns than fixed-income securities over the long term, common stocks also have experienced significantly more volatility in those returns and may under-perform relative to fixed-income securities during certain periods. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Acquiring Fund. Also, prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Acquiring Fund has exposure. Common stock prices fluctuate for several reasons including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or the occurrence of political or economic events which effect the issuers. In addition, common stock prices may be particularly sensitive to rising interest rates, which increases borrowing costs and the costs of capital.

Preferred Stock.    Preferred stock, which generally pays fixed or adjustable rate dividends or interest to investors, has preference over common stock in the payment of dividends or interest and the liquidation of a company’s assets, which means that a company typically must pay dividends or interest on its preferred stock before paying any dividends on its common stock. On the other hand, preferred stock is junior to all forms of the company’s debt, including both senior and subordinated debt. Because of its subordinated position in the capital structure of an issuer, the ability to defer dividend or interest payments for extended periods of time without adverse consequences to the issuer, and certain other features, preferred stock is often treated as an equity-like instrument by both issuers and investors, as its quality and value is heavily dependent on the profitability and cash flows of the issuer rather than on any legal claims to specific assets.

Convertible Securities.    Convertible securities are hybrid securities that combine the investment characteristics of bonds and common stocks. Convertible securities typically consist of debt securities or preferred securities that may be converted within a specified period of time (typically for the entire life of the security) into a certain amount of common stock or other equity security of the same or a different issuer at a predetermined price. They also include debt securities with warrants or common stock attached and derivatives combining features of debt securities and equity securities. Convertible securities entitle the holder to receive interest paid or accrued on debt securities, or dividends paid or accrued on preferred to securities, until the securities mature or are redeemed, converted or exchanged.

Other Investment Companies.    The Acquiring Fund may invest up to 10% of its total assets in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in securities of the types in which the Fund may invest directly. The Acquiring Fund may invest in investment companies that are advised by Nuveen Fund Advisors or its affiliates to the extent permitted by applicable law and/or pursuant to exemptive relief from the SEC. As a shareholder in an investment company, the Acquiring Fund will bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s management fees with respect to assets so invested. Shareholders would therefore be subject to duplicative expenses to the extent the Acquiring Fund invests in other investment companies. Nuveen Asset Management will take expenses into account when evaluating the investment merits of an investment in an investment company relative to available security investments.

REITs.    REITs are typically publicly traded corporations or trusts that invest in residential or commercial real estate. REITs generally can be divided into the following three types: (i) equity REITs which invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains or real estate appreciation; (ii) mortgage REITs which invest the majority of their assets in real estate mortgage loans and derive their income primarily from interest payments; and (iii) hybrid REITs which combine the characteristics of equity REITs and mortgage REITs. The Acquiring Fund can invest in common stock, preferred stock, debt securities and convertible securities issued by REITs.

Other Equity Securities.    The Acquiring Fund may invest in other equity securities, including hybrid securities (which have characteristics of both equity and fixed-income instruments), warrants, rights and depositary receipts (which reference ownership of underlying non-U.S. securities). For more information, see “Portfolio Composition” in the Merger SAI.

Debt Securities

Debt Instruments.    Debt instruments generally are used by corporations to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Certain debt instruments in which the Acquiring Fund may invest may be “perpetual” in that they have no maturity date and some may be convertible into equity securities of the issuer or its affiliates. The Acquiring Fund may invest in debt instruments of any quality and such debt instruments may be secured or unsecured. In addition, certain debt instruments in which the Acquiring Fund may invest may be subordinated to the payment of an issuer’s senior debt.

High Yield Bonds.    Bonds that are rated lower than investment grade are commonly referred to as high yield bonds or junk bonds. These bonds generally provide high income in an effort to compensate investors for their higher risk of default, which is the failure to make required interest or principal payments. High yield bond issuers include small or relatively new companies lacking the history or capital to merit investment-grade status, former blue chip companies downgraded because of financial problems, companies electing to borrow heavily to finance or avoid a takeover or buyout, and firms with heavy debt loads.

Exchange-Traded Notes (ETNs).    ETNs are a type of senior, unsecured, unsubordinated debt security issued by financial institutions that combine aspects of both bonds and ETFs. An ETN’s returns are based on the performance of a market index minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the market index to which the ETN is linked minus certain fees.

Commercial Paper and Repurchase Agreements.    For information regarding commercial paper and repurchase agreements, see “Portfolio Composition—Commercial Paper” and “Portfolio Composition—Repurchase Agreements” in the Merger SAI.

Mortgage-Backed Securities

A mortgage-backed security is a type of pass-through security backed by an ownership interest in a pool of mortgage loans. The Acquiring Fund may invest in mortgage-backed securities guaranteed by, or secured by collateral that is guaranteed by, the United States government, its agencies, instrumentalities or sponsored corporations. It also may invest in privately issued mortgage-backed securities, including commercial mortgage-backed securities. A commercial mortgage-backed security is a type of mortgage-backed security that is secured by the loans on commercial properties. Similar to a mortgage-backed security, the ownership interest of a commercial mortgage-backed security is in a pool of mortgages on commercial property.

Whole Loans and Loan Participations

Whole loans are entire ownership interests in mortgage loans or installment sales contracts on residential property, including multifamily and/or single family residences. An installment sales contract is an agreement by a seller to deliver a deed to property when certain conditions have been met, such as the completion of payment by the purchaser. Payments typically include an initial down payment with the balance being paid in installments over a period of time. Mortgage participations are fractional interests in mortgage loans or installment sales contracts on residential property, including multifamily and/or single family residences. Payments of principal and interest on each underlying mortgage loan or installment sales contract are made by the borrower to the mortgage servicer who in turn is responsible for remitting to each mortgage participation holder its proportionate share of such payments in accordance with each holder’s percentage interest in the underlying mortgage or installment sales contract.

Derivatives and Other Portfolio Components

Derivatives.    The Acquiring Fund may invest in certain derivative instruments. Such instruments may include interest rate swaps, and other derivative instruments. Interest rate swaps involve the exchange by the Acquiring Fund with a counterparty of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. The Acquiring Fund will usually enter into interest rate swaps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Acquiring Fund receiving or paying, as the case may be, only the net amount of the two payments.

The Acquiring Fund may utilize certain derivative instruments as a hedging technique to protect against potential adverse changes in the market value of portfolio securities. The Acquiring Fund also may use derivatives to attempt to protect the net asset value of the Acquiring Fund, to facilitate the sale of certain portfolio securities, to manage the Acquiring Fund’s effective interest rate exposure as a temporary substitute for purchasing or selling particular securities. From time to time, the Acquiring Fund also may utilize derivative instruments to create investment exposure to the extent such derivatives may facilitate implementation of its strategy more efficiently than through outright purchases or sales of portfolio securities.

Other derivative instruments that may be used, or other transactions that may be entered into, by the Acquiring Fund may include the purchase or sale of futures contracts on securities, credit-linked notes, securities indices, other indices or other financial instruments; options on futures contracts; exchange-traded and OTC options on securities or indices; index linked securities; swaps, including credit default swaps; and currency exchange transactions. A credit default swap is a bilateral contract that enables an investor to buy or sell protection against a defined-issuer credit event. Some, but not all, of the derivative instruments may be traded and listed on an exchange. The positions in derivatives will be marked-to-market daily at the closing price established on the exchange or at a fair value. For more information, see “Portfolio Composition” in the Merger SAI.

There is no assurance that these derivative strategies will be available at any time, that Nuveen Fund Advisors and Nuveen Asset Management will determine to use them for the Acquiring Fund or, if used, that the strategies will be successful.

Non-U.S. Issuers.    The Acquiring Fund may invest up to 75% of its Managed Assets in securities of non-U.S. issuers through the direct investment in securities of non-U.S. companies and through depositary receipts. Non-U.S. companies are those (i) whose securities are traded principally on a stock exchange or OTC in a non-U.S. country, (ii) that are organized under the laws of and have a principal office(s) in a non-U.S. country or (iii) that have at least 50% of their revenues, profits or assets in non-U.S. countries.

Emerging Markets Issuers.    The Acquiring Fund may invest up to 50% of its Managed Assets in securities of emerging markets issuers. Emerging markets issuers are those (i) whose securities are traded principally on a stock exchange or OTC in an emerging market country, (ii) that are organized under the laws of and have a principal office(s) in an emerging market country or (iii) that have at least 50% of their revenues, profits or assets in emerging market countries. Emerging market countries include any country other than Canada, the United States and the countries comprising the MSCI EAFE® Index (currently, Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom).

Master Limited Partnerships (MLPs).    MLPs are publicly traded limited partnerships. The partnership units are registered with the SEC and are freely exchanged on a securities exchange or in the OTC market. MLPs that are taxed as partnerships for federal income tax purposes are limited by the Code to enterprises that engage in certain businesses, mostly pertaining to the use of natural resources, such as petroleum and natural gas extraction and transportation. Some real estate enterprises also may qualify as MLPs taxed as partnerships.

When-issued and Delayed Delivery Transactions.    The Acquiring Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date.

Illiquid Securities.    The Acquiring Fund may invest in securities and other instruments that, at the time of investment, are illiquid (i.e., securities that are not readily marketable). For this purpose, illiquid securities may include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”) that are deemed to be illiquid, and certain repurchase agreements.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the 1933 Act. Where registration is required, the Acquiring Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Acquiring Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at fair value as determined in good faith by the Board or its delegate. If, through the appreciation of illiquid securities or the depreciation of liquid securities, the Acquiring Fund should be in a position where more than

50% of the value of its Managed Assets is invested in illiquid securities, including restricted securities that are not readily marketable, the Fund will take such steps as are deemed advisable, if any, to protect liquidity.

Other Policies

During temporary defensive periods or in order to keep the Acquiring Fund’s cash fully invested, the Acquiring Fund may deviate from its investment policies and objective. During such periods, the Acquiring Fund may invest up to 100% of its Managed Assets in short-term investments, including high quality, short-term securities or may invest in short-, intermediate-, or long-term U.S. Treasury Bonds. There can be no assurance that such strategies will be successful.

The Funds cannot change their fundamental investment restrictions without the approval of the holders of a “majority of the outstanding” common shares. When used with respect to particular shares of a Fund, a “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy or (ii) more than 50% of the shares, whichever is less. See “Investment Restrictions” in the Merger SAI for information regarding the Funds’ fundamental investment restrictions. All of the Funds’ other investment policies, including as noted above, are non-fundamental and can be changed by the Board without a vote of the shareholders.

Each Target Fund’s investment objective is fundamental and cannot be changed without the approval of the holders of a “majority of the outstanding” common shares. The Acquiring Fund’s investment objective and its policy of investing 80% of its Managed Assets in securities or other instruments that provide investment exposure to real assets are not fundamental and can be changed without a vote of the shareholders. However, the Board will provide 60 days’ prior written notice to shareholder of a change in such policies.

ADDITIONAL INFORMATION ABOUT THE FUNDS

Certain Provisions in the Articles of Incorporation and Declaration of Trust

Each Target Fund’s articles of incorporation include provisions that could limit the ability of the Fund to convert to open-end status. The holders of at least 66 2/3% of the shares of common stock must vote to authorize a conversion of the Fund from a closed-end to an open-end investment company. The votes required to approve the conversion of the Fund from a closed-end to an open-end investment company are higher than those required by the 1940 Act.

With respect to the Acquiring Fund, under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Acquiring Fund. However, the Acquiring Fund’s declaration of trust contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the trustees. The Acquiring Fund’s declaration of trust further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Acquiring Fund would be unable to meet its obligations. The Acquiring Fund believes that the likelihood of such circumstances is remote.

The Acquiring Fund’s declaration of trust includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. Specifically, the Acquiring Fund’s declaration of trust requires a vote by holders of at least 66 2/3% of the outstanding common shares and preferred shares, if any, voting as a single class, except as described below, to authorize (1) a conversion of the Fund from a closed-end to an open-end investment company, (2) a merger or consolidation of the Fund with any corporation, association, trust or other organization or a reorganization of the Fund or a series or class of the Fund, (3) a sale, lease or transfer of all or substantially all of the Fund’s assets (other than in the regular course of the Fund’s investment activities), (4) in certain circumstances, a termination of the Fund, or (5) a removal of trustees by shareholders, and then only for cause, unless, with respect to (1) through (4), such transaction has already been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Acquiring Fund’s declaration of trust or the Acquiring Fund’s by-laws, in which case the affirmative vote of the holders of at least a majority of the Fund’s outstanding common shares and preferred shares, if any, voting as a single class, is required, provided, however, that, where only a particular class or series is affected (or, in the case of removing a trustee, when the trustee has been elected by only one class), only the required vote by the applicable class or series will be required. Approval of shareholders is not required, however, for any transaction, whether deemed a merger, consolidation, reorganization or otherwise, whereby the Fund issues shares in connection with the acquisition of assets (including those subject to liabilities) of any other investment company or similar entity. In the case of the conversion of the Acquiring Fund to an open-end investment company, or in the case of any of the foregoing transactions constituting a plan of reorganization (as that term is used in the 1940 Act) which adversely affects the holders of preferred shares, the action in question will also require the affirmative vote of the holders of at least 66 2/3% of the Acquiring Fund’s preferred shares outstanding at the time, if any, voting as a separate class, or, if such action has been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Acquiring Fund’s declaration of trust or the Acquiring Fund’s by-laws, the affirmative vote of the holders of at least a majority of the Acquiring Fund’s preferred shares outstanding at the time, if any, voting as a separate class. None of the foregoing voting provisions may be amended or repealed except by the vote of at least 66 2/3% of the common shares and preferred shares, if any, voting as a single class. The votes required to approve the conversion of the Acquiring Fund from a closed-end to an open-end investment company or to approve transactions constituting a plan of reorganization which adversely affects the holders of preferred shares are higher than those required by the 1940 Act.

The provisions of the Acquiring Fund’s declaration of trust described above could have the effect of depriving the common shareholders of opportunities to sell their common shares at a premium to the then-current market price of the common shares by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. They provide, however, the advantage of potentially requiring persons seeking control of a Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund’s investment objectives and policies.

The Acquiring Fund’s declaration of trust provides that the obligations of the Acquiring Fund are not binding upon the Fund’s trustees individually, but only upon the assets and property of the Fund, and that the trustees shall not be liable for errors of judgment or mistakes of fact or law. Nothing in the Acquiring Fund’s declaration of trust, however, protects a trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

The Acquiring Fund’s declaration of trust provides that common shareholders shall have no right to acquire, purchase or subscribe for any shares or securities of the Fund, other than such right, if any, as the Fund’s Board in its discretion may determine.

Reference should be made to each Target Fund’s articles of incorporation and the Acquiring Fund’s declaration of trust on file with the SEC for the full text of these provisions.

Repurchase of Common Shares; Conversion to Open-End Fund

The Acquiring Fund is a closed-end management investment company, and as such its shareholders do not have the right to cause the Acquiring Fund to redeem their common shares. Instead, the common shares of the Acquiring Fund trade in the open market at a price that is a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, dividend stability, portfolio credit quality, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because common shares of closed-end management investment companies may frequently trade at prices lower than net asset value, the Acquiring Fund’s Board has determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount to net asset value in respect of common shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at net asset value, or the conversion of the Acquiring Fund to an open-end investment company. There is no assurance that the Acquiring Fund’s Board will decide to take any of these actions, or that share repurchases or tender offers will actually reduce market discount.

If the Acquiring Fund converted to an open-end investment company, it would be required to redeem all its preferred shares then outstanding (requiring in turn that it liquidate a portion of its investment portfolio), and the common shares would no longer be listed on an exchange. In contrast to a closed-end management investment company, shareholders of an open-end management investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less any redemption charge that is in effect at the time of redemption. See “Certain Provisions in the Articles of Incorporation and Declaration of Trust” above for a discussion of the voting requirements applicable to the conversion of the Acquiring Fund to an open-end management investment company.

Before deciding whether to take any action if the common shares trade below net asset value, the Board would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Acquiring Fund’s portfolio, the impact of any action that might be taken on the Acquiring Fund or its shareholders, and market considerations. Based on these considerations, even if the Acquiring Fund’s common shares should trade at a discount, the Board may determine that, in the interest of the Acquiring Fund, no action should be taken. See the Merger SAI under “Repurchase of Common Shares; Conversion to Open-End Fund” for a further discussion of possible action to reduce or eliminate such discount to net asset value.

Custodian, Transfer Agent, Dividend Disbursing Agent and Redemption Agent

The custodian of the assets of the Acquiring Fund is State Street, One Lincoln Street, Boston, Massachusetts 02111. The custodian performs custodial, fund accounting and portfolio accounting services. The sub-custodian of the whole loan assets of the Acquiring Fund is U.S. Bank, 1555 North Rivercenter Drive, Suite 302, Milwaukee, Wisconsin 53212. The Acquiring Fund’s transfer, shareholder services and dividend disbursing agent and redemption and paying agent is also State Street, 250 Royall Street, Canton, Massachusetts 02021. State Street has subcontracted the transfer agency servicing of the Acquiring Fund to Computershare, Inc. The custodian of the assets of each Target Fund is U.S. Bank. State Street serves as the accounting agent of each Target Fund, responsible for fund accounting and recordkeeping services. Together, Computershare Inc. and Computershare Trust Company, N.A. serve as each Target Fund’s transfer, shareholder services and dividend disbursing agent and redemption and paying agent.

Federal Income Tax Matters Associated with Investment in the Funds

The following is a general summary of certain U.S. federal income tax consequences that may be relevant to a shareholder that acquires, holds and/or disposes of shares of the Acquiring Fund. This discussion only addresses U.S. federal income tax consequences to U.S. shareholders who hold their shares as capital assets and does not address all of the U.S. federal income tax consequences that may be relevant to particular shareholders in light of their individual circumstances. This discussion also does not address the tax consequences to shareholders who are subject to special rules, including, without limitation, shareholders with large positions in the Acquiring Fund, financial institutions, insurance companies, dealers in securities or foreign currencies, foreign holders, persons who hold their shares as or in a hedge against currency risk, a constructive sale, or conversion transaction, holders who are subject to the federal alternative minimum tax, or tax-exempt or tax-deferred plans, accounts, or entities. In addition, the discussion does not address any state, local, or foreign tax consequences. The discussion reflects applicable tax laws of the United States as of the date of this Joint Proxy Statement/Prospectus, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (“IRS”) retroactively or prospectively. No attempt is made to present a detailed explanation of all U.S. federal income tax concerns affecting the Acquiring Fund and its shareholders, and the discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers to determine the specific tax consequences to them of investing in the Acquiring Fund, including the applicable federal, state, local and foreign tax consequences to them and the effect of possible changes in tax laws.

The Acquiring Fund intends to elect to be treated, and intends to qualify each year, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, the Acquiring Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or non-U.S. currencies, other income derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in “qualified publicly traded partnerships,” as defined in the Code; (b) diversify its holdings so that, at the end of each quarter of each taxable year, (i) at least 50% of the value of the Acquiring Fund’s assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Acquiring Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other regulated investment companies) of a single issuer, or two or more issuers that the Acquiring Fund controls and are engaged in the same, similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships; and (c) distribute each year an amount equal to or greater than the sum of 90% of its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and 90% of its net tax-exempt interest. Each Target Fund has elected to be treated, and intends to continue to qualify each year, as a regulated investment company under Subchapter M of the Code. As such, the foregoing discussion applies to each Target Fund.

If the Acquiring Fund failed to qualify as a regulated investment company in any taxable year, the Acquiring Fund would be taxed in the same manner as a regular corporation on its taxable income (even if such income were distributed to its shareholders) and distributions to shareholders would not be deductible by the Acquiring Fund in computing its taxable income. Additionally, all distributions out of earnings and profits (including distributions from net capital gain and net tax-exempt interest) would be taxed to shareholders as ordinary dividend income. Such distributions generally would be eligible (i) to be treated as “qualified dividend income,” as discussed below in the case of noncorporate shareholders and (ii) for the dividends received deduction under Section 243 of the Code (the “Dividends Received Deduction”) in the case of corporate shareholders.

As a regulated investment company, the Acquiring Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to shareholders. The Acquiring Fund may retain for investment its net capital gain. However, if the Acquiring Fund retains any net capital gain or any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Acquiring Fund retains any net capital gain, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their share of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the federal income tax paid by the Acquiring Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the basis of shares owned by a shareholder of the Acquiring Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the federal income tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The Acquiring Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid) and the net capital gain not otherwise retained by the Acquiring Fund.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% federal excise tax. To prevent imposition of the excise tax, the Acquiring Fund must distribute during each calendar year an amount at least equal to the sum of (1) 98% of its ordinary taxable income (not taking into account any capital gains or losses) for the calendar year, (2) 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (3) any ordinary taxable income and capital gains for previous years that were not distributed during those years and on which the Acquiring Fund paid no U.S. federal income tax. To prevent application of the excise tax, the Acquiring Fund intends to make distributions in accordance with the calendar year distribution requirement.

The Acquiring Fund may acquire securities that are market discount bonds. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond). If the Acquiring Fund invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary taxable income to the extent of the accrued market discount unless the Acquiring Fund elects to include the market discount in taxable income as it accrues.

If the Acquiring Fund invests in certain taxable pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Acquiring Fund elects to include market discount in income currently), the Acquiring Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Acquiring Fund must distribute to shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid) and net tax-exempt interest, including such accrued income, to continue to qualify as a regulated investment company and (with respect to taxable income) to avoid federal income and excise taxes. Therefore, the Acquiring Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.

The Acquiring Fund’s investment in lower-rated or unrated debt securities, if any, may present issues for the Acquiring Fund if the issuers of these securities default on their obligations because the federal income tax consequences to a holder of such securities are not certain.

Certain of the Acquiring Fund’s investment practices are subject to special provisions of the Code that, among other things, may defer the use of certain deductions or losses of the Acquiring Fund, affect the holding period of securities held by the Acquiring Fund and alter the character of the gains or losses realized by the Acquiring Fund. These provisions may also require the Acquiring Fund to recognize income or gain without receiving cash with which to make distributions in the amounts necessary to satisfy the requirements for maintaining regulated investment company status and for avoiding federal income and excise taxes. The Acquiring Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Acquiring Fund as a regulated investment company.

If an option which the Acquiring Fund has written expires on its stipulated expiration date, the Acquiring Fund recognizes a short-term capital gain. If the Acquiring Fund enters into a closing purchase transaction with respect to an option which the Acquiring Fund has written, the Acquiring Fund realizes a short-term capital gain (or loss if the cost of the closing transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which the Acquiring Fund has written is exercised, the Acquiring Fund realizes a capital gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received.

If an option which the Acquiring Fund has purchased expires on the stipulated expiration date, the Acquiring Fund realizes a short-term or long-term capital loss for federal income tax purposes in the amount of the cost of the option. If the Acquiring Fund exercises a put option, it realizes a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security which will be decreased by the premium originally paid.

The Acquiring Fund’s investment in so-called “section 1256 contracts,” which include certain futures contracts as well as listed non-equity options written or purchased by the Acquiring Fund on

U.S. exchanges (including options on futures contracts, equity indices and debt securities), are subject to special federal income tax rules. All section 1256 contracts held by the Acquiring Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Acquiring Fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Acquiring Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were neither part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss (although certain foreign currency gains and losses from such contracts may be treated as ordinary in character), regardless of the period of time the positions were actually held by the Acquiring Fund.

The application of certain requirements for qualification as a regulated investment company and the application of certain other federal income tax rules may be unclear in some respects in connection with investments in certain derivatives and other investments. As a result, the Acquiring Fund may be required to limit the extent to which it invests in such investments and it is also possible that the IRS may not agree with the Acquiring Fund’s treatment of such investments. In addition, the tax treatment of derivatives and certain other investments may be affected by future legislation, Treasury Regulations and guidance issued by the IRS (which could apply retroactively) that could affect the timing, character and amount of the Acquiring Fund’s income and gains and distributions to shareholders, affect whether the Acquiring Fund has made sufficient distributions and otherwise satisfied the requirements to maintain its qualification as a regulated investment company and avoid federal income and excise taxes or limit the extent to which the Acquiring Fund may invest in certain derivatives and other investments in the future.

Generally, the character of the income or capital gains that the Acquiring Fund receives from another investment company will pass through to the Acquiring Fund’s shareholders as long as the Acquiring Fund and the other investment company each qualify as regulated investment companies. However, to the extent that another investment company that qualifies as a regulated investment company realizes net losses on its investments for a given taxable year, the Acquiring Fund will not be able to recognize its share of those losses until it disposes of shares of such investment company. Moreover, even when the Acquiring Fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for federal income tax purposes as an ordinary deduction. In particular, the Acquiring Fund will not be able to offset any capital losses from its dispositions of shares of other investment companies against its ordinary income. As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of net investment income and net capital gains that the Acquiring Fund will be required to distribute to shareholders will be greater than such amounts would have been had the Acquiring Fund invested directly in the securities held by the investment companies in which it invests, rather than investing in shares of the investment companies. For similar reasons, the character of distributions from the Acquiring Fund (e.g., long-term capital gain, qualified dividend income, etc.) will not necessarily be the same as it would have been had the Acquiring Fund invested directly in the securities held by the investment companies in which it invests.

The Acquiring Fund may invest to a limited degree in MLPs that are treated as qualified publicly traded partnerships for federal income tax purposes. Net income derived from an interest in a qualified publicly traded partnership is included in the sources of income from which a regulated investment company may derive 90% of its gross income. However, no more than 25% of the value of a regulated investment company’s total assets at the end of each fiscal quarter may be invested in securities of qualified publicly traded partnerships. If an MLP in which the Acquiring Fund invests is taxed as a partnership for federal income tax purposes, the Acquiring Fund will be taxable on its allocable share of the MLP’s income regardless of whether the Acquiring Fund receives any distribution from the MLP. Thus, the Acquiring Fund may be required to sell other securities in order to satisfy the distribution requirements to qualify as a regulated investment company and to avoid federal income and excise taxes. Distributions to the Acquiring Fund from an MLP that is taxed as a partnership for federal income tax purposes will constitute a return of capital to the extent of the Acquiring Fund’s basis in its interest in the MLP. If the Acquiring Fund’s basis is reduced to zero, distributions will constitute capital gain for federal income tax purposes.

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Acquiring Fund accrues income or receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Acquiring Fund actually collects such income or pays such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain other instruments, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also may be treated as ordinary gain or loss. These gains and losses, referred to under the Code as “Section 988” gains or losses, may increase or decrease the amount of the Acquiring Fund’s investment company taxable income to be distributed to its shareholders as ordinary income.

If the Acquiring Fund receives an “excess distribution” with respect to the stock of a passive foreign investment company (“PFIC”), the Acquiring Fund itself may be subject to federal income tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Acquiring Fund to shareholders. In general, a foreign corporation is classified as a PFIC for a taxable year if at least 50% of its assets constitute certain investment-type assets or 75% or more of its gross income is certain investment-type income.

Under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Acquiring Fund held the PFIC stock. The Acquiring Fund itself will be subject to U.S. federal income tax (including interest) on the portion, if any, of an excess distribution that is so allocated to prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC stock are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

Rather than being taxed on the PFIC income as discussed above, the Acquiring Fund may be eligible to elect alternative tax treatment. Under an election that currently is available in certain circumstances, the Acquiring Fund generally would be required to include in its gross income its share of the PFIC’s income and net capital gain annually, regardless of whether distributions are received from the PFIC in a given year. In addition, another election may be available that would involve marking to market the Acquiring Fund’s PFIC shares at the end of each taxable year (and on certain other dates prescribed in the Code), with the result that unrealized gains are treated as though they were realized and treated as ordinary income or loss (subject to certain limitations). If this election were made, federal income tax at the Acquiring Fund level under the PFIC rules would generally be eliminated, but the Acquiring Fund could, in limited circumstances, incur nondeductible interest charges. The Acquiring Fund’s intention to qualify annually as a regulated investment company may limit its options with respect to PFIC shares.

Because the application of the PFIC rules may affect, among other things, the character of gains and the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, and may subject the Acquiring Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to shareholders and that will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased as compared to a fund that did not invest in PFIC shares.

The Acquiring Fund’s investments in REITs may result in the Acquiring Fund’s receipt of cash in excess of the REIT’s earnings; if the Acquiring Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for federal income tax purposes. Investments in REIT equity securities also may require the Acquiring Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Acquiring Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. Dividends received by the Acquiring Fund from a REIT will not qualify for the corporate Dividends Received Deduction and generally will not constitute qualified dividend income.

The Acquiring Fund may invest in REITs that hold residual interests in real estate mortgage investment conduits (“REMICs”). Under a notice issued by the IRS, a portion of the Acquiring Fund’s income from a REIT (or other pass-through entity) that is attributable to a residual interest in a REMIC (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events. The notice provides that excess inclusion income of a regulated investment company, such as the Acquiring Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly. In general, excess inclusion income allocated to shareholders (a) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (b) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a federal income tax return, to file a tax return and pay tax on such income, and (c) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (as defined by the Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations.

Shareholders will be subject to federal income taxes on distributions made by the Acquiring Fund whether received in cash or additional shares of the Acquiring Fund. Distributions of net investment income (including any net short-term capital gain in excess of any net long-term capital loss), other than “qualified dividend income,” if any, will be taxable to shareholders as ordinary income. Distributions of qualified dividend income, as such term is defined in Section 1(h)(11) of the Code (generally dividends received from U.S. domestic corporations and certain qualified foreign corporations), by the Acquiring Fund to its non-corporate shareholders generally will be taxed at the federal income tax rates applicable to net capital gain, provided certain holding period and other requirements are satisfied. Dividends received from REITs and certain foreign corporations generally will not constitute qualified dividend income. Distributions of net capital gain (the excess of net long-term capital gains over net short-term capital losses), if any, will be taxable to shareholders as long-term capital gain, without regard to how long a shareholder has held shares of the Acquiring Fund.

Long-term capital gains are generally taxable to individuals and other non-corporate taxpayers at a maximum federal income tax rate of 20%. Dividends paid by the Acquiring Fund may also qualify in part for the 70% Dividends Received Deduction available to corporate shareholders, provided that certain holding period and other requirements under the Code are satisfied. Generally, however, dividends received from most REITs and on stocks of foreign issuers are not eligible for the Dividends Received Deduction when distributed to the Acquiring Fund’s corporate shareholders.

If the Acquiring Fund receives dividends from another investment company, including an ETF, that qualifies as a regulated investment company and the investment company designates such dividends as qualified dividend income, then the Acquiring Fund may in turn designate that portion of its distributions derived from those dividends as qualified dividend income, provided the Acquiring Fund meets the holding period and other requirements with respect to its shares of the investment company.

Distributions, if any, in excess of the Acquiring Fund’s earnings and profits will first reduce the adjusted tax basis of a shareholder’s shares and, after that basis has been reduced to zero, will constitute capital gain to the shareholder (assuming the shares are held as a capital asset).

If the Acquiring Fund utilizes leverage through borrowings, or otherwise, asset coverage limitations imposed by the 1940 Act as well as additional restrictions that may be imposed by certain lenders on the payment of dividends or distributions potentially could limit or eliminate the Acquiring Fund’s ability to make distributions on its common shares and/or preferred shares until the asset coverage is restored. These limitations could prevent the Acquiring Fund from distributing at least 90% of its investment company taxable income as is required under the Code and therefore might jeopardize the Acquiring Fund’s qualification as a regulated investment company and/or might subject the Acquiring Fund to a nondeductible 4% federal excise tax. The Acquiring Fund endeavors to avoid restrictions on its ability to distribute dividends.

Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in one of those months and paid during the following January, will be treated as having been distributed by the Acquiring Fund (and received by the shareholders) on December 31 of the year declared.

The sale or exchange of shares of the Acquiring Fund normally will result in capital gain or loss to shareholders who hold their shares as capital assets. Generally, a shareholder’s gain or loss will be long-term capital gain or loss if the shares have been held for more than one year. The gain or loss on shares held for one year or less will generally be treated as short-term capital gain or loss. Present law taxes both long-term and short-term capital gains of corporations at the same rates applicable to ordinary income. For noncorporate taxpayers, however, long-term capital gains are currently taxed at a maximum federal income tax rate of 20%, while short-term capital gains and other ordinary income are currently taxed at ordinary income rates. If a shareholder sells or otherwise disposes of shares before holding them for more than six months, any loss on the sale or disposition will be treated as a long-term capital loss to the extent of any net capital gain dividends received by the shareholder with respect to such shares. Any loss realized on a sale or exchange of shares of the Acquiring Fund will be disallowed to the extent those shares of the Acquiring Fund are replaced by other substantially identical shares of the Acquiring Fund or other substantially identical stock or securities (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the original shares. In that event, the basis of the replacement stock or securities will be adjusted to reflect the disallowed loss.

Certain noncorporate shareholders are subject to an additional 3.8% tax on some or all of their “net investment income,” which will include items of gross income that are attributable to interest, dividends, original issue discount and market discount, as well as net gain from the disposition of certain property. This tax generally applies to the extent net investment income, when added to other modified adjusted gross income, exceeds $200,000 for an unmarried individual, $250,000 for a married taxpayer filing a joint return (or a surviving spouse), or $125,000 for a married individual filing a separate return. Shareholders should consult their tax advisers regarding the applicability of this tax in respect of their shares.

Income received by the Acquiring Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of the Acquiring Fund’s total assets at the close of its taxable year consists of stock or securities of foreign corporations, the Acquiring Fund will be eligible to elect to “pass through” to the Acquiring Fund’s shareholders the amount of eligible foreign income and similar taxes paid by the Acquiring Fund. If this election is made, a shareholder generally subject to federal income tax will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of foreign taxes in computing his or her taxable income and can use such amount as a foreign tax credit against his or her U.S. federal income tax liability or deduct such amount in lieu of claiming a credit, in each case subject to certain limitations. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified after the close of the Acquiring Fund’s taxable year whether the foreign taxes paid by the Acquiring Fund will “pass through” for that year.

If the Acquiring Fund does not satisfy the requirements for passing through to its shareholders their proportionate shares of any foreign taxes paid by the Acquiring Fund, shareholders will not be required to include such taxes in their gross incomes and will not be entitled to a tax deduction or credit for such taxes on their own federal income tax returns.

The Acquiring Fund may be required to withhold U.S. federal income tax at a rate of 28% from all distributions and redemption proceeds payable to shareholders who fail to provide the Acquiring Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. This withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s federal income tax liability, provided the required information is furnished to the IRS.

Net Asset Value

Acquiring Fund Valuation.    The Acquiring Fund’s net asset value per common share is determined as of the close of the regular session trading (normally 4:00 p.m. Eastern time) on each day the NYSE is open for business. Net asset value is calculated by taking the market value of the Acquiring Fund’s total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. All valuations are subject to review by the Acquiring Fund’s Board or its delegate.

In determining the net asset value of the Acquiring Fund, portfolio instruments generally are valued using prices provided by independent pricing services or obtained from other sources, such as broker-dealer quotations, all as approved by the Board. Independent pricing services typically value non-equity portfolio instruments utilizing a range of market-based inputs and assumptions, including readily available market quotations obtained from broker-dealers making markets in such instruments, cash flows and transactions for comparable instruments. In pricing certain securities, particularly less liquid and lower quality securities, the pricing services may consider information about a security, its issuer or market activity provided by Nuveen Fund Advisors or Nuveen Asset Management.

With respect to equity securities, readily marketable portfolio securities listed on the NYSE generally are valued at the last sale price reflected on the consolidated tape at the close of the NYSE on the business day as of which such value is being determined, as provided by the pricing service. Readily marketable securities not listed on the NYSE but listed on other domestic exchanges are valued in a like manner except that Nasdaq Stock Market (“Nasdaq”) securities are valued using the Nasdaq official closing price for such securities. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

The Acquiring Fund’s investments in whole loans (single family, multifamily and commercial) are generally not traded in any organized market and therefore market quotations for these investments are not readily available. These investments are valued at fair value according to procedures adopted by the Acquiring Fund’s Board.

Target Funds Valuation.    Each Target Fund’s net asset value is determined weekly. Security valuations for the Target Funds’ investments (other than whole loans) are generally furnished by an independent pricing service that has been approved by the Board. Investments in equity securities that are traded on a national securities exchange (or reported on the Nasdaq national market system) are stated at the last quoted sales price if readily available for such securities on each business day. For securities traded on the Nasdaq national market system, the Target Funds utilize the Nasdaq Official Closing Price which compares the last trade to the bid/ask price of a security. If the last trade falls within the bid/ask range, then that price will be the closing price. If the last trade is outside the bid/ask range, and falls above the ask, the ask price will be the closing price. If the last trade is below the bid, then the bid will be the closing price. Other equity securities traded in the OTC market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Investments in open-end funds are valued at their net asset values on the valuation date.

Debt obligations exceeding 60 days to maturity are valued by an independent pricing service. Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system. Debt obligations with 60 days or less remaining until maturity may be valued at their amortized cost which approximates market value.

The following investment vehicles, when held by a fund, are priced as follows: exchange listed futures and options on futures are priced at their last sale price on the exchange on which they are principally traded, as determined by USBAM on the day the valuation is made. If there were no sales on that day, futures and options on futures will be valued at the last reported bid price. Options on securities and indices traded on Nasdaq or listed on a stock exchange are valued at the last sale price on Nasdaq or on any exchange on the day the valuation is made. If there were no sales on that day, the options will be valued at the last sale price on the previous valuation date. Last sale prices are obtained from an independent pricing service. Swaps and OTC options on securities and indices are valued at the quotations received from an independent pricing service, if available.

The Target Funds’ investments in whole loans (single family, multifamily, and commercial), are generally not traded in any organized market and therefore, market quotations are not readily available. These investments are valued at fair value according to procedures adopted by the Target Funds’ Boards.

When market quotations are not readily available, securities are internally valued at fair value as determined in good faith by procedures established and approved by the Target Funds’ Boards. Some of the factors that may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on disposition; trading in similar securities of the same issuer or comparable companies; information from broker-dealers; and an evaluation of the forces that influence the market in which the securities are purchased or sold. If events occur that materially affect the value of securities between the close of trading in those securities and the close of regular trading on the NYSE, the securities will be valued at fair value. The use of fair value pricing by a Target Fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without fair value pricing.

Legal Opinions

Certain legal matters in connection with the issuance of common shares pursuant to the Agreement and Plan of Merger will be passed upon by Bingham McCutchen, LLP, Boston, Massachusetts.

Experts

The financial statements of the Target Funds appearing in each Target Fund’s Annual Report for the fiscal year ended August 31, 2013 are incorporated by reference herein. The financial statements have been audited by Ernst & Young LLP, an independent registered public accounting firm, as set forth in such reports thereon and incorporated herein by reference. Such financial statements are incorporated by reference in reliance upon such reports given on the authority of such firm as experts in accounting and auditing. Ernst & Young LLP provides auditing services to the Acquiring Fund and the Target Funds. The principal business address of Ernst & Young LLP is 155  North Wacker Drive, Chicago, Illinois 60606.

Board Recommendation; Required Vote

The Board of each Target Fund recommends that the shareholders of the Target Fund vote in favor of the Merger.

Each Merger is required to be approved by the affirmative vote of the holders of a majority (more than 50%) of the outstanding shares of each Target Fund’s outstanding common shares. Unless otherwise instructed, the proxies will vote for the approval of the Mergers.

Abstentions and broker non-votes will be treated as present for purposes of determining a quorum at the Special Meeting. Abstentions and broker non-votes, if any, will have the same effect as a vote against the approval of the Mergers. “Broker non-votes” are shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter.

The closing of each Merger is contingent upon certain conditions being satisfied or waived. Among other conditions, shareholders of each Target Fund, voting separately on a fund-by-fund basis, must approve the Agreement and Plan of Merger. The closing of each Merger is contingent upon each Target Fund obtaining the requisite shareholder approval and each Target Fund satisfying (or obtaining the waiver of) its other respective closing conditions. Therefore, even if shareholders of your Target Fund approve the Merger and your Target Fund satisfies all of its other closing conditions, none of the Mergers will occur if one or more of the other Target Funds does not obtain its requisite shareholder approval or satisfy its other closing conditions. If the Mergers are not consummated, each Target Fund’s Board may take such actions as it deems in the best interests of such Target Fund, including continuing to operate the Target Fund as a stand-alone fund or recommending the liquidation of the Target Fund.

PROPOSAL 2: APPROVAL OF NEW SUB-ADVISORY AGREEMENTS

Background

USBAM has entered into a Sub-Advisory Agreement with each of Nuveen Fund Advisors and Nuveen Asset Management (in such capacity, each, a “Target Fund Sub-Adviser”) with respect to each Target Fund (each, a “Target Fund Sub-Advisory Agreement”). The date of each Target Fund Sub-Advisory Agreement and the date on which it was last approved by shareholders and approved for continuance by the Board of the applicable Target Fund is provided in Appendix B.

Each of Nuveen Fund Advisors and Nuveen Asset Management is a subsidiary of Nuveen Investments. Nuveen Investments is a wholly-owned subsidiary of Windy City Investments, Inc. (“Windy City”), a corporation formed by an investor group led by Madison Dearborn Partners, LLC (“MDP”), a private equity investment firm based in Chicago, Illinois. Windy City is controlled by MDP on behalf of the Madison Dearborn Capital Partner V funds.

On April 14, 2014, TIAA-CREF entered into a Purchase and Sale Agreement (the “TIAA-CREF Transaction Agreement”) to acquire Nuveen Investments from the investor group led by MDP. TIAA-CREF is a national financial services organization with approximately $569 billion in assets under management, as of March 31, 2014, and is the leading provider of retirement services in the academic, research, medical and cultural fields. If the TIAA-CREF Transaction is completed, Nuveen Investments will become a wholly-owned subsidiary of TIAA-CREF. Nuveen Investments will operate as a separate subsidiary within TIAA-CREF’s asset management business. Nuveen Investments’ current leadership and key investment teams are expected to stay in place.

Each Target Fund Sub-Advisory Agreement, as required by Section 15 of the 1940 Act, provides for its automatic termination in the event of its “assignment” (as defined in the 1940 Act). Any change in control of an investment adviser or sub-adviser is deemed to be an assignment. The completion of the TIAA-CREF Transaction will result in a change in control of Nuveen Fund Advisors and Nuveen Asset Management, each of which is a subsidiary of Nuveen Investments, and therefore, if the Mergers are not approved or the closing of the TIAA-CREF Transaction takes place before the closing of the Mergers, the completion of the TIAA-CREF Transaction will be deemed an assignment of each Target Fund Sub-Advisory Agreement. As a result, if the Mergers are not approved or the closing of the TIAA-CREF Transaction takes place before the closing of the Mergers, the completion of the TIAA-CREF Transaction will result in the termination of each Target Fund Sub-Advisory Agreement.

Completion of the TIAA-CREF Transaction is subject to a number of conditions, including obtaining consent to the TIAA-CREF Transaction by a portion of Nuveen Investments’ clients representing at least 80% of annualized investment advisory, investment management and sub-advisory fees (which includes approval by shareholders of the various Nuveen Funds of new investment management agreements with Nuveen Fund Advisors). Nuveen Investments and TIAA-CREF currently expect to complete the TIAA-CREF Transaction by year-end 2014.

The TIAA-CREF Transaction has been structured in reliance upon Section 15(f) of the 1940 Act. Section 15(f) provides in substance that when a sale of a controlling interest in an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection with the sale so long as two conditions are satisfied. The first condition of Section 15(f) is that, during the three-year period following the consummation of a transaction, at least 75% of the investment company’s board of directors must not be “interested persons” (as defined in the 1940 Act) of the investment adviser or predecessor adviser. Each of the Funds currently meets this test. Second, an “unfair burden” (as defined in the 1940 Act, including any interpretations or no-action letters of the SEC or the staff of the SEC) must not be imposed on the investment company as a result of the transaction relating to the sale of such interest, or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” (as defined in the 1940 Act) includes any arrangement, during the two-year period after the transaction, whereby the investment adviser (or predecessor or successor adviser), or any “interested person” (as defined in the 1940 Act) of such an adviser, receives or is entitled to receive any compensation directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for the investment company). Under the TIAA-CREF Transaction Agreement, TIAA-CREF acknowledges the sellers’ reliance on Section 15(f) of the 1940 Act and has agreed that it will, and will cause its affiliates to, use commercially reasonable efforts to enable the provisions of Section 15(f) to be true in relation to the Funds.

To prevent the occurrence of an “unfair burden” under Section 15(f), the expense commitments presented to the Target Fund Boards in connection with the Mergers will extend until the later of two years after (a) the closing of the Mergers or (b) the closing of the TIAA-CREF Transaction.

In anticipation of the TIAA-CREF Transaction and to provide for the event that the Mergers are not approved or the closing of the TIAA-CREF Transaction takes place before the closing of the Mergers, each Target Fund’s Board met in person at joint meetings on April 28, 2014 for purposes of, among other things, considering whether it would be in the best interests of each Target Fund to approve a new sub-advisory agreement between USBAM and each Target Fund Sub-Adviser (each a “New Target Fund Sub-Advisory Agreement” and collectively, the “New Target Fund Sub-Advisory Agreements”). Forms of the New Target Fund Sub-Advisory Agreements are attached hereto as Appendix F.

The 1940 Act requires that each New Target Fund Sub-Advisory Agreement be approved by the Target Fund’s shareholders in order for it to become effective. At the April 28, 2014 Board meeting, and for the reasons discussed below (see “Board Considerations” after Proposal 2), each Target Fund Board, which is comprised entirely of Independent Board Members, unanimously approved the New Target Fund Sub-Advisory Agreement and unanimously recommended approval of the New Target Fund Sub-Advisory Agreement by shareholders.

Each new Target Fund Sub-Advisory Agreement will take effect only if the Mergers are not approved or the closing of the TIAA-CREF Transaction takes place before the closing of the Mergers. If the closing of the Mergers takes place before the closing of the TIAA-CREF Transaction, shareholders of each Target Fund will become shareholders of the Acquiring Fund, and the New Target Fund Sub-Advisory Agreements will not take effect.

In the event the Mergers are not approved or the closing of the TIAA-CREF Transaction takes place before the closing of the Mergers and shareholders of a Target Fund do not approve the New Target Fund Sub-Advisory Agreements at the Special Meeting or any adjournment, postponement or delay thereof prior to the closing of the TIAA-CREF Transaction, an interim sub-advisory agreement between USBAM and each Target Fund Sub-Adviser (each, an “Interim Target Fund Sub-Advisory Agreement” and collectively, the “Interim Target Fund Sub-Advisory Agreements”) will take effect upon the closing of the TIAA-CREF Transaction. At the April 28, 2014 meeting, the Board of each Target Fund, including the Independent Board Members, also unanimously approved Interim Target Fund Sub-Advisory Agreements in order to assure continuity of advisory services to the Target Funds after the TIAA-CREF Transaction, in the event the TIAA-CREF Transaction takes place before the closing of the Mergers. The terms of each Interim Target Fund Sub-Advisory Agreement are substantially identical to those of the Target Fund Sub-Advisory Agreements and New Target Fund Sub-Advisory Agreements, except for the term and escrow provisions described below. Each Interim Target Fund Sub-Advisory Agreement will continue in effect for a term ending on the earliest of 150 days from the closing of the TIAA-CREF Transaction (the “150-day period”), the Closing Date of the Mergers or when shareholders of a Target Fund approve that Fund’s New Target Fund Sub-Advisory Agreements. Pursuant to Rule 15a-4 under the 1940 Act, compensation earned by a Target Fund Sub-Adviser under an Interim Target Fund Sub-Advisory Agreement will be held in an interest-bearing escrow account. If shareholders of a Target Fund approve the New Target Fund Sub-Advisory Agreements prior to the end of the 150-day period, the amounts held in the escrow account under the Interim Target Fund Sub-Advisory Agreements will be paid to the Target Fund Sub-Advisers. If shareholders of a Target Fund do not approve the New Target Fund Sub-Advisory Agreements prior to the end of the 150-day period, the Board of such Target Fund will take such action as it deems to be in the best interests of the Target Fund, and each Target Fund Sub-Adviser will be paid the lesser of its costs incurred in performing its services under the Interim Target Fund Sub-Advisory Agreement or the total amount in the escrow account, plus interest earned.

If the closing of the Mergers takes place before the closing of the TIAA-CREF Transaction, the Acquiring Fund’s investment advisory agreement with Nuveen Fund Advisors and sub-advisory agreement with Nuveen Asset Management that take effect upon the closing of the Mergers will be deemed to have been assigned, and therefore terminated, upon the closing of the TIAA-CREF Transaction. Accordingly, it is a condition to the closing of the Mergers that the initial shareholder of the Acquiring Fund shall have approved such new agreements. If shareholders approve the Mergers and the other closing conditions for the Mergers are satisfied or waived, the Mergers will be consummated whether or not the Target Funds have approved the new agreements in connection with the TIAA-CREF Transaction. In this event, Nuveen Fund Advisors and Nuveen Asset Management will continue to manage the Acquiring Fund according to the same objectives and policies described in this Joint Proxy Statement/Prospectus, and do not anticipate any significant changes to the Acquiring Fund’s operations.

Comparison of Original Sub-Advisory Agreements and New Sub-Advisory Agreements

The terms of each New Target Fund Sub-Advisory Agreement, including fees payable to each Target Fund Sub-Adviser by USBAM thereunder, are substantially identical to those of the corresponding Target Fund Sub-Advisory Agreement, except for the date of effectiveness. There is no change in the fee rates payable by USBAM to the Target Fund Sub-Advisers. If approved by shareholders of a Target Fund, the New Target Fund Sub-Advisory Agreements for the Target Fund will expire on [—], unless continued. Each New Target Fund Sub-Advisory Agreement will continue in effect from year to year thereafter if such continuance is approved for the Target Fund at least annually in the manner required by the 1940 Act and the rules and regulations thereunder. Notwithstanding the foregoing, if shareholders of each Target Fund approve the Mergers and the closing of the Mergers takes place after the closing of the TIAA-CREF Transaction, each New Target Fund Sub-Advisory

Agreement will terminate in connection with the closing of the Mergers. Below is a comparison of certain terms of the Original Sub-Advisory Agreements to the terms of the New Sub-Advisory Agreements.

Advisory Services.    The advisory services to be provided by each Target Fund Sub-Adviser to each Target Fund under the applicable New Target Fund Sub-Advisory Agreement will be identical to those advisory services currently provided by such Target Fund Sub-Adviser to each Target Fund under the applicable Target Fund Sub-Advisory Agreement. Both the Target Fund Sub-Advisory Agreements and New Target Fund Sub-Advisory Agreements with Nuveen Fund Advisors provide that Nuveen Fund Advisors’ investment sub-advisory responsibilities include assisting in the supervision of each Target Fund’s investment program, monitoring risks and managing leverage, providing assistance in connection with determining dividends and distributions, providing tax advice and assisting in the pricing of Target Fund securities. Both the Target Fund Sub-Advisory Agreement and New Target Fund Sub-Advisory Agreement with Nuveen Asset Management provide that Nuveen Asset Management’s investment sub-advisory responsibilities include making investment decisions, placing purchase and sale orders for portfolio transactions in a Target Fund and employing professional portfolio managers and securities analysts to provide research services relating to a Target Fund. It is not anticipated that the TIAA-CREF Transaction will have any adverse effect on the performance of a Target Fund Sub-Adviser’s obligations under the New Target Fund Sub-Advisory Agreements.

Brokerage.    Both the Target Fund Sub-Advisory Agreements and New Target Fund Sub-Advisory Agreements with Nuveen Asset Management authorize Nuveen Asset Management to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Target Funds, subject to its obligation to obtain best execution under the circumstances, which may take account of the overall quality of brokerage and research services provided to Nuveen Asset Management.

Fees.    Under both the Target Fund Sub-Advisory Agreements and New Target Fund Sub-Advisory Agreements, USBAM pays each Target Fund Sub-Adviser a sub-advisory fee out of the investment management fee it receives from the Target Funds. The rates of the sub-advisory fees payable by USBAM to the Target Fund Sub-Advisers under the New Target Fund Sub-Advisory Agreements are identical to the rates of the fees paid under the Target Fund Sub-Advisory Agreements. The rates of sub-advisory fees payable to the Target Fund Sub-Advisers under the Target Fund Sub-Advisory Agreements and the New Sub-Advisory Agreements and the fees paid by USBAM to the Target Fund Sub-Advisers with respect to each Target Fund during each Target Fund’s last fiscal year are set forth in Appendix C to this Joint Proxy Statement/Prospectus.

Payment of Expenses.    Under each Target Fund Sub-Advisory Agreement and New Target Fund Sub-Advisory Agreement, the Target Fund Sub-Adviser agrees to pay all expenses it incurs in connection with the performance of its services under the Agreement other than the cost of securities (including brokerage commissions) purchased for the Target Fund.

Limitation on Liability.    The Target Fund Sub-Advisory Agreements and New Target Fund Sub-Advisory Agreements provide that the Target Fund Sub-Advisers will not be liable for any error of judgment or mistake of law or for any loss suffered by the Target Fund in connection with the performance of the Target Fund Sub-Adviser’s duties under the Agreement, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Target Fund Sub-Adviser in the performance of duties under the Agreement, or by reason of its reckless disregard of its obligations and duties under the Agreement.

Continuance.    Each Target Fund Sub-Advisory Agreement of each Target Fund originally was in effect for an initial term and could be continued thereafter for successive annual periods if such continuance was specifically approved at least annually in the manner required by the 1940 Act. If the shareholders of a Target Fund approve the New Target Fund Sub-Advisory Agreements for that Target Fund, the New Target Fund Sub-Advisory Agreements will expire on [—], unless continued. Thereafter, the New Target Fund Sub-Advisory Agreements may be continued for successive one-year periods if approved at least annually in the manner required by the 1940 Act.

Termination.    The Target Fund Sub-Advisory Agreements and New Target Fund Sub-Advisory Agreements for each Target Fund provide that the Agreement may be terminated at any time without the payment of any penalty by either party on 60 days’ written notice. The Target Fund Sub-Advisory Agreements and New Target Fund Sub-Advisory Agreements may also be terminated by action of the Target Fund’s Board or by a vote of a majority of the outstanding voting securities of that Target Fund, accompanied by 60 days’ written notice. In addition, each of the Target Fund Sub-Advisory Agreements and New Target Fund Sub-Advisory Agreements will terminate immediately upon termination of the applicable Target Fund’s investment management agreement or in the event of its “assignment” (as defined in the 1940 Act).

Information About the Target Fund Sub-Advisers

Nuveen Fund Advisors and Nuveen Asset Management.    Nuveen Fund Advisors is a wholly-owned subsidiary of Nuveen Investments and serves as an investment sub-adviser to each Target Fund. Nuveen Fund Advisors is organized as a Delaware limited liability company and its sole managing member is Nuveen Investments. Nuveen Asset Management is an affiliate of Nuveen Fund Advisors and also serves as an investment sub-adviser to each Target Fund. Nuveen Asset Management is organized as a Delaware limited liability company, and its sole managing member is Nuveen Fund Advisors. Founded in 1898, Nuveen Investments and its affiliates had approximately $224.6 billion in assets under management as of March 31, 2014. The business address of each of Nuveen Fund Advisors and Nuveen Asset Management is 333 West Wacker Drive, Chicago, Illinois 60606.

Additional Information.    Appendix D includes the advisory fee rates and net assets of registered investment companies not included in this Joint Proxy Statement/Prospectus advised by each Target Fund Sub-Adviser with similar investment objectives as the Target Funds.

Certain information regarding the executive officers and directors of each Target Fund Sub-Adviser is set forth in Appendix E.

Affiliated Brokerage and Other Fees

No Target Fund paid brokerage commissions within the last fiscal year to (i) any broker that is an affiliated person of such Target Fund or an affiliated person of such person, or (ii) any broker an affiliated person of which is an affiliated person of such Target Fund, USBAM, Nuveen Fund Advisors or Nuveen Asset Management.

During each Target Fund’s last fiscal year, no Target Fund paid any amounts to USBAM, Nuveen Fund Advisors or Nuveen Asset Management or any affiliated person of the foregoing for services provided to the Target Fund (other than pursuant to the applicable USBAM Advisory Agreement or Target Fund Sub-Advisory Agreements or for brokerage commissions).

Shareholder Approval

To become effective with respect to a particular Target Fund, each New Target Fund Sub-Advisory Agreement must be approved by a vote of a majority of the outstanding voting securities of the Target Fund. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the shares of the Fund entitled to vote thereon present at the meeting if the holders of more than 50% of such outstanding shares are present in person or represented by proxy; or (ii) more than 50% of such outstanding shares of the Fund entitled to vote thereon. Abstentions and broker non-votes will be treated as present for purposes of determining a quorum at the Special Meeting. For purposes of determining the approval of the New Target Fund Sub-Advisory Agreements, abstentions and broker non-votes will have the same effect as shares voted against the proposal.

Each New Target Fund Sub-Advisory Agreement was approved by the Board of the applicable Target Fund after consideration of all factors which it determined to be relevant to its deliberations, including those discussed below. The Board of each Target Fund also determined to submit the New Target Fund Sub-Advisory Agreements for consideration by the shareholders of the Target Fund.

The Board of each Target Fund unanimously recommends that shareholders of the Target Fund vote FOR approval of the Target Fund’s New Target Fund Sub-Advisory Agreements.

BOARD CONSIDERATIONS

At the Meeting, the Board of each Target Fund, which is comprised entirely of Independent Board Members, considered information relating to the proposed New Target Fund Sub-Advisory Agreements between USBAM and each Target Fund Sub-Adviser. In connection with the evaluation of the New Target Fund Sub-Advisory Agreements, the Board requested and received a substantial amount of information about Nuveen Fund Advisors and Nuveen Asset Management and the services to be provided to each Target Fund, along with other matters believed to be relevant to its deliberations.

In considering the New Target Fund Sub-Advisory Agreements, the Board, advised by independent legal counsel, noted that each New Target Fund Sub-Advisory Agreement will take effect only if the Mergers are not approved or the closing of the TIAA-CREF Transaction takes place before the closing of the Mergers. If the closing of the Mergers takes place before the closing of the TIAA-CREF Transaction, shareholders of each Target Fund will become shareholders of the Acquiring Fund, and the New Target Fund Sub-Advisory Agreements will not take effect. The Board reviewed and considered the factors it deemed relevant, including: (1) the nature, quality and extent of the services to be provided by Nuveen Fund Advisors and Nuveen Asset Management, (2) the costs of services to be provided by Nuveen Fund Advisors and Nuveen Asset Management, (3) the Target Funds’ performance and discount history, and (4) other benefits that may accrue to Nuveen Fund Advisors and Nuveen Asset Management through their relationship with each Target Fund. The Board considered that the fee rate under the New Target Fund Sub-Advisory Agreements, which is a percentage of the advisory fees, will also benefit from the fund-level fee rate and the complex-level fee rate based on Managed Assets (i.e., the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating effective leverage)), both of which include breakpoints. In contrast, the Board also considered that each Target Fund’s management fee schedule does not include breakpoints and is comprised of a fund-level fee rate based on average weekly net assets. The Board noted that for Strategic Income Portfolio, Strategic Income Portfolio II and Strategic Income Portfolio III, the management fee also includes a second component based on daily gross income. In its deliberations, the Board did not identify any single factor which alone was responsible for the Board’s decision to approve the New Target Fund Sub-Advisory Agreements.

Before approving the New Target Fund Sub-Advisory Agreements, the Board met in executive session with their independent counsel to consider the materials provided by Nuveen Fund Advisors and Nuveen Asset Management and the terms of the New Target Fund Sub-Advisory Agreements. Based on its evaluation of those materials, the Board concluded that the New Target Fund Sub-Advisory Agreements are fair and in the best interests of each Target Fund’s shareholders and recommended that each Target Fund’s shareholders approve the New Target Fund Sub-Advisory Agreements. In reaching its conclusions, the Board considered the following:

Nature, Quality and Extent of Investment Advisory Services

The Board considered information about the nature, quality and extent of the services to be provided to each Target Fund under the New Target Fund Sub-Advisory Agreements. The Board considered that the advisory services to be provided by each Target Fund Sub-Adviser to each Target Fund under the applicable New Target Fund Sub-Advisory Agreement will be identical to those advisory services currently provided by such Target Fund Sub-Adviser to each Target Fund under the applicable Target Fund Sub-Advisory Agreement. The Board noted that both the Target Fund Sub-Advisory Agreements and New Target Fund Sub-Advisory Agreements with Nuveen Fund Advisors provide that Nuveen Fund Advisors’ investment sub-advisory responsibilities include assisting in the supervision of each Target Fund’s investment program, monitoring risks and managing leverage, providing assistance in connection with determining dividends and distributions, providing tax advice and assisting in the pricing of Target Fund securities. The Board further noted that both the Target Fund Sub-Advisory Agreement and New Target Fund Sub-Advisory Agreement with Nuveen Asset Management provide that Nuveen Asset Management’s investment sub-advisory responsibilities include making investment decisions, placing purchase and sale orders for portfolio transactions in a Target Fund and employing professional portfolio managers and securities analysts to provide research services relating to a Target Fund.

Costs of Services to be Provided by Nuveen Fund Advisors and Nuveen Asset Management

The Board considered that under both the Target Fund Sub-Advisory Agreements and New Target Fund Sub-Advisory Agreements, USBAM pays each Target Fund Sub-Adviser a sub-advisory fee out of the investment management fee it receives from the Target Funds. The Board noted that the rates of the sub-advisory fees payable by USBAM to the Target Fund Sub-Advisers under the New Target Fund Sub-Advisory Agreements are identical to the rates of the fees paid under the Target Fund Sub-Advisory Agreements.

Investment Performance of the Target Funds

The Board considered the Target Funds’ performance and discount history. The Board considered whether the Target Funds may benefit from the continuity of management and services to be provided under the New Target Fund Sub-Advisory Agreements. The Board considered how the continuity of services provided by Nuveen Fund Advisors and Nuveen Asset Management might minimize each Target Fund’s trading discount in the future.

Other Benefits to Nuveen Fund Advisors and Nuveen Asset Management

In evaluating the benefits that may accrue to Nuveen Fund Advisors and Nuveen Asset Management, the Board noted that Nuveen Fund Advisors and Nuveen Asset Management currently serve as sub-advisers to each Target Fund and will continue in those capacities under the New Target Fund Sub-Advisory Agreements. The Board considered that each service provided to the Target Funds by Nuveen Fund Advisors and Nuveen Asset Management is pursuant to a written agreement, which the Board evaluates periodically as required by law.

After full consideration of these factors, the Board concluded that approval of the New Target Fund Sub-Advisory Agreements was in the interest of the respective Target Fund and its shareholders.

Interim Target Fund Sub-Advisory Agreements

The Board considered that, in the event the Mergers are not approved or the closing of the TIAA-CREF Transaction takes place before the closing of the Mergers and shareholders of a Target Fund do not approve the New Target Fund Sub-Advisory Agreements at the Special Meeting or any adjournment, postponement or delay thereof prior to the closing of the TIAA-CREF Transaction, an interim sub-advisory agreement between USBAM and each Target Fund Sub-Adviser (each, an “Interim Target Fund Sub-Advisory Agreement” and collectively, the “Interim Target Fund Sub-Advisory Agreements”) will take effect upon the closing of the TIAA-CREF Transaction. At the Meeting, the Board of each Target Fund, including the Independent Board Members, also unanimously approved Interim Target Fund Sub-Advisory Agreements in order to assure continuity of advisory services to the Target Funds after the TIAA-CREF Transaction, in the event the TIAA-CREF Transaction takes place before the closing of the Mergers. The terms of each Interim Target Fund Sub-Advisory Agreement are substantially identical to those of the Target Fund Sub-Advisory Agreements and New Target Fund Sub-Advisory Agreements, except for the term and escrow provisions. The Board considered that each Interim Target Fund Sub-Advisory Agreement will continue in effect for a term ending on the earliest of 150 days from the closing of the TIAA-CREF Transaction, the Closing Date of the Mergers or when shareholders of a Target Fund approve that Fund’s New Target Fund Sub-Advisory Agreements. The Board noted that, pursuant to Rule 15a-4 under the 1940 Act, compensation earned by a Target Fund Sub-Adviser under an Interim Target Fund Sub-Advisory Agreement will be held in an interest-bearing escrow account. The Board also noted that if shareholders of a Target Fund approve the New Target Fund Sub-Advisory Agreements prior to the end of the 150-day period, the amounts held in the escrow account under the Interim Target Fund Sub-Advisory Agreements will be paid to the Target Fund Sub-Advisers. The Board further noted that if shareholders of a Target Fund do not approve the New Target Fund Sub-Advisory Agreements prior to the end of the 150-day period, the Board of such Target Fund will take such action as it deems to be in the best interests of the Target Fund, and each Target Fund Sub-Adviser will be paid the lesser of its costs incurred in performing its services under the Interim Target Fund Sub-Advisory Agreement or the total amount in the escrow account, plus interest earned.

ANNUAL MEETING PROPOSAL

PROPOSAL 1: ELECTION OF BOARD MEMBERS

At the Annual Meeting, shareholders of each Target Fund will be asked to elect the nominees listed below as members of that Fund’s Board. Each nominee is considered an Independent Board Member. It is intended that the enclosed proxy will be voted for the election of each of the individuals named below as Board Members of the Target Funds unless such authority has been withheld in the proxy.

Biographical information regarding each nominee as of [—], 2014 is set forth below. Each nominee currently serves as a Board Member of each Target Fund and the Acquiring Fund and also serves as a director of the other closed-end and open-end investment companies managed by USBAM (the “First American Fund Complex”). The First American Fund Complex currently consists of eight closed-end funds (each of which is a registered investment company) and six open-end funds (which are portfolios of two registered investment companies). The business address of each of the nominees is First American Funds, P.O. Box 1329, Minneapolis, Minnesota 55440-1329.

Board Nominees/Board Members

Name and Year of Birth	Position Held with the Target Funds	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Last Five Years	Number of Portfolios in First American Fund Complex Overseen by Board Member	Other Board Memberships Held by Board Member(2)
Roger A. Gibson (1946)	Director	Mr. Gibson has served as a Board Member of each of the Target Funds since August 1998.	Director, Charterhouse Group, Inc., a private equity firm, since October 2005; Advisor/Consultant, Future Freight™, a logistics/supply chain company; non-profit board member; prior to retirement in 2005, served in several executive positions for United Airlines, including Vice President and Chief Operating Officer—Cargo; Independent Board Member, First American Fund Complex since 1997.	14	Trustee, Diversified Real Asset Income Fund (investment company); Trustee, Nuveen Minnesota Municipal Income Fund (investment company); Trustee, Nuveen Multi-Market Income Fund.

Name and Year of Birth	Position Held with the Target Funds	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Last Five Years	Number of Portfolios in First American Fund Complex Overseen by Board Member	Other Board Memberships Held by Board Member(2)
John P. Kayser (1949)	Director	Mr. Kayser has served as a Board Member of each of the Target Funds since October 2006.	Retired; non-profit board member; prior to retirement in 2004, Principal, William Blair & Company, LLC, a Chicago-based investment firm; previously served on board of governors, Chicago Stock Exchange; former Director, William Blair Mutual Funds, Inc., Midwest Securities Trust Company, and John O. Butler Co.; Independent Board Member, First American Fund Complex since 2006.	14	Trustee, Diversified Real Asset Income Fund (investment company); Trustee, Nuveen Minnesota Municipal Income Fund (investment company); Trustee, Nuveen Multi-Market Income Fund.

Name and Year of Birth	Position Held with the Target Funds	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Last Five Years	Number of Portfolios in First American Fund Complex Overseen by Board Member	Other Board Memberships Held by Board Member(2)
Leonard W. Kedrowski (1941)	Chair; Director	Mr. Kedrowski has served as Chair of each of the Funds since January 2011 and as a Board Member of each of the Target Funds since August 1998.	Owner and President, Executive and Management Consulting, Inc., a management consulting firm; Chief Executive Officer, Blue Earth Internet, a web site development company; Board member, GC McGuiggan Corporation (d/b/a Smyth Companies), a label printer; Member, investment advisory committee, Sisters of the Good Shepherd; Certified Public Accountant; former Vice President, Chief Financial Officer, Treasurer, Secretary, and Director, Andersen Windows, a large privately-held manufacturer of wood windows; former Director, Protection Mutual Insurance Company, an international property and casualty insurer; Independent Board Member, First American Fund Complex since 1993.	14	Trustee, Diversified Real Asset Income Fund (investment company); Trustee, Nuveen Minnesota Municipal Income Fund (investment company); Trustee, Nuveen Multi-Market Income Fund.

Name and Year of Birth	Position Held with the Target Funds	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Last Five Years	Number of Portfolios in First American Fund Complex Overseen by Board Member	Other Board Memberships Held by Board Member(2)
Richard K. Riederer (1944)	Director	Mr. Riederer has served as a Board Member of each of the Target Funds since August 2001.	Owner and Chief Executive Officer, RKR Consultants, Inc., a consulting company providing advice on business strategy, mergers and acquisitions; Director, Cliffs Natural Resources, Inc.; Certified Financial Analyst; non-profit board member; former Chief Executive Officer and President, Weirton Steel Corporation; former Vice President and Treasurer, Harnischfeger Industries, a capital machinery manufacturer; former Treasurer and Director of Planning, Allis Chalmers Corporation, an equipment manufacturing company; former Chairman, American Iron & Steel Institute, a North American steel industry trade association; Independent Board Member, First American Fund Complex since 2001 and Firstar Funds 1988-2001.	14	Cliffs Natural Resources, Inc. (a producer of iron ore pellets and coal); Trustee, Diversified Real Asset Income Fund (investment company); Trustee, Nuveen Minnesota Municipal Income Fund (investment company); Trustee, Nuveen Multi-Market Income Fund.

Name and Year of Birth	Position Held with the Target Funds	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Last Five Years	Number of Portfolios in First American Fund Complex Overseen by Board Member	Other Board Memberships Held by Board Member(2)
James M. Wade (1943)	Director	Mr. Wade has served as a Board Member of each of the Target Funds since August 2001.	Owner and President, Jim Wade Homes, a homebuilding company; formerly, Vice President and Chief Financial Officer, Johnson Controls, Inc.; Independent Board Member, First American Fund Complex since 2001 and Firstar Funds 1988-2001.	14	Trustee, Diversified Real Asset Income Fund (investment company); Trustee, Nuveen Minnesota Municipal Income Fund (investment company); Trustee, Nuveen Multi-Market Income Fund.

(1)	Each Board Member serves for a one-year term that expires at the next annual meeting of shareholders or, if earlier, until his death, resignation, removal or disqualification.
(2)	Includes only board memberships in a company with a class of securities registered pursuant to Section 12 of the Exchange Act or subject to the requirements of Section 15(d) of the Exchange Act, or any company registered as an investment company under the 1940 Act.

There were eight meetings of the Board during the fiscal year ended August 31, 2013. During the fiscal year, each of the Board Members standing for re-election attended at least 75% of all meetings of the Board and of committees of which he was a regular member that were held while he she was serving on the Board or on such committee.

Board Leadership Structure

The Board is responsible for overseeing generally the operation of each Target Fund. The Board has approved the USBAM Advisory Agreements, the Target Fund Sub-Advisory Agreements as well as other contracts with USBAM, its affiliates, and other service providers.

As noted above, the Board consists entirely of Independent Board Members. The Board Members also serve as directors of the other funds in the First American Fund Complex. Taking into account the number, diversity and complexity of the funds overseen by the Board Members and the aggregate amount of assets under management in the First American Fund Complex, the Board has determined that the efficient conduct of its affairs makes it desirable to delegate responsibility for certain matters to committees of the Board. These committees, which are described in more detail below, review and evaluate matters specified in their charters and make recommendations to the Board as they deem appropriate. Each committee may use the resources of the Target Funds’ counsel and auditors, counsel to the Independent Board Members, if any, as well as other experts. The committees meet as often as necessary, either in conjunction with regular meetings of the Board or otherwise.

The Target Funds are subject to a number of risks, including investment, compliance, operational, and valuation risks. The Board’s role in risk oversight of each Target Fund reflects its responsibility to oversee generally, rather than to manage, the operations of the Fund. The actual day-to-day risk management of the Target Funds currently resides with USBAM and the other service providers to the Funds. In line with the Board’s oversight responsibility, the Board receives reports and makes inquiries regarding various risks at its regular meetings or otherwise. However, the Board relies upon the Target Funds’ Chief Compliance Officer, who reports directly to the Board, and USBAM (including its Senior Business Line Risk Manager and other members of its management team) to assist the Board in identifying and understanding the nature and extent of such risks and determining whether, and to what extent, such risks may be eliminated or mitigated. Although the risk management policies of USBAM and the other service providers are designed to be effective, those policies and their implementation vary among service providers and over time, and there is no guarantee that they will be effective. Not all risks that may affect the Target Funds can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are simply beyond any control of the Target Funds or USBAM, its affiliates or other service providers. If the Mergers are consummated, on behalf of the Acquiring Fund, the Board will continue its role of providing risk oversight, but the day-to-day risk management of the Acquiring Fund will reside with Nuveen Fund Advisors and the other service providers to the Acquiring Fund.

Standing Committees

The Board currently has two standing committees: an Audit Committee and a Governance Committee.

Audit Committee.    The purposes of the Audit Committee are (1) to oversee the Target Funds’ accounting and financial reporting policies and practices, their internal controls and, as appropriate, the internal controls of certain service providers; (2) to oversee the quality of the Target Funds’ financial statements and the independent audit thereof; (3) to oversee the valuation of the securities held by the Target Funds; (4) to assist Board oversight of the Target Funds’ compliance with legal and regulatory requirements; and (5) to act as a liaison between the Target Funds’ independent auditors and the full Board. The Audit Committee, together with the Board, has the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the outside auditor (or to nominate the outside auditor to be proposed for shareholder approval in any proxy statement). The Audit Committee has adopted a written charter setting forth, among other things, requirements with respect to the composition of the Committee, the purposes of the Committee, and the Committee’s duties and powers. A copy of this charter is attached hereto as Appendix G. The Audit Committee currently consists of Mr. Gibson (chair), Mr. Kayser, Mr. Kedrowski, Mr. Riederer and Mr. Wade. The Board has determined that each member of the Audit Committee is “independent” within the meaning of NYSE and NYSE MKT listing standards and is not an “interested person” as defined in the 1940 Act. The Board has designated Mr. Kayser, Mr. Kedrowski and Mr. Riederer as Audit Committee financial experts. The Audit Committee met five times during the fiscal year ended August 31, 2013.

Governance Committee.    The Governance Committee of the Board is responsible for nominating Board Members and making recommendations to the Board concerning Board composition, committee structure and governance, Board Member education, and governance practices. The members of the Governance Committee are Mr. Riederer (Chair), Mr. Gibson, Mr. Kayser, Mr. Kedrowski and Mr. Wade. The Board has determined that each member of the Governance Committee is “independent” within the meaning of NYSE and NYSE MKT listing standards and is not an “interested person” as defined in the 1940 Act. The Governance Committee met four times during the fiscal year ended August 31, 2013. The Governance Committee Charter is attached hereto as Appendix H.

Selection of Board Member Nominees

The Governance Committee will consider shareholder recommendations for Board Member nominees in connection with each annual shareholders meeting of the Target Funds and any special shareholders meeting that is called for the purpose of electing Board Members. There are no differences in the manner in which the Governance Committee evaluates nominees for Board membership based on whether the nominee is recommended by a shareholder.

A shareholder who wishes to recommend a Board Member nominee should submit his or her recommendation in writing to the Chair of the Board (Mr. Kedrowski) or the Chair of the Governance Committee (Mr. Riederer), in either case at c/o Paul H. Dykstra, Esq., K&L Gates LLP, 70 West Madison Street, Suite 3100, Chicago, Illinois 60602. At a minimum, the recommendation should include:

•	the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•	a statement concerning whether the person is “independent” within the meaning of NYSE and NYSE MKT listing standards and is not an “interested person” as defined in the 1940 Act;

•	any other information that the Target Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

•	the name and address of the person submitting the recommendation, together with the number of Target Fund shares held by such person and the period for which the shares have been held.

The recommendation also can include any additional information that the person submitting it believes would assist the Governance Committee in evaluating the recommendation. In order for the Governance Committee to consider a shareholder’s recommended nominee for election at the annual shareholders meeting in a given year, the recommendation should be submitted to the Governance Committee no later than August 31 in that year.

The Board currently is composed entirely of persons who are not “interested persons” as defined in the 1940 Act. The Board currently intends to remain composed only of such persons. Shareholders should note that a person who owns securities issued by U.S. Bancorp (the indirect parent company of USBAM) would be deemed an “interested person” under the 1940 Act. In addition, certain other relationships with U.S. Bancorp or its subsidiaries, with registered broker-dealers, or with the Target Funds’ outside legal counsel may cause a person to be deemed an “interested person.”

The Governance Committee has not established specific, minimum qualifications that it believes must be met by a Board Member nominee. In evaluating Board Member nominees, the

Governance Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is “independent” within the meaning of applicable stock exchange listing standards and is not an “interested person” as defined in the 1940 Act; and whether the individual is “financially literate” or would be deemed an “audit committee financial expert” within the meaning of such listing standards and applicable SEC rules. The Governance Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the diversity of the Board. In addition to considering shareholder recommendations, the Governance Committee may consider recommendations by business and personal contacts of current Board members, by Target Fund management, and by executive search firms that the committee may engage from time to time.

Before the Governance Committee decides to nominate an individual as a Board Member, committee members and other Board Members customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire, which is designed to elicit information that must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a board member of a registered investment company.

Shareholder Communications with Board Members

Shareholders of the Target Funds can communicate directly with the Board by writing to the Chair of the Board, c/o Paul H. Dykstra, Esq., K&L Gates LLP, 70 West Madison Street, Suite 3100, Chicago, Illinois 60602. Shareholders can communicate directly with an individual Board Member by writing to that Board Member at c/o Paul H. Dykstra, Esq., K&L Gates LLP, 70 West Madison Street, Suite 3100, Chicago, Illinois 60602. Such communications to the Board or individual Board Members are not screened before being delivered to the addressee.

Board Member Attendance at Shareholder Meetings

The Board encourages Board Members to attend annual shareholder meetings of the Target Funds in person or by telephone. All of the Board Members standing for re-election attended the Target Funds’ most recent annual shareholder meeting either in person or telephonically.

Board Member Qualifications

The Board has determined that each of its Board Members should continue to serve as such based on several factors (none of which alone is decisive). Each Board Member has served in his role as Board Member of the Target Funds since the dates noted in the table above. Because of this experience, each Board Member is knowledgeable regarding the Target Funds’ business and service provider arrangements. In addition, each Board Member has served for a number of years as a director of other funds in the First American Fund Complex, as indicated in the “Board Nominees/Board Members” table above. Among the factors the Board considered when concluding that an individual should serve on the Board were the following: (i) the individual’s business and professional experience and accomplishments; (ii) the individual’s ability to work effectively with other members of the Board; (iii) the individual’s prior experience, if any, serving on the boards of public companies and other complex enterprises and organizations; and (iv) how the individual’s skills, experiences and attributes would contribute to an appropriate mix of relevant skills, diversity and experience on the Board. The Board believes that, collectively, its Board Members have balanced and diverse qualifications, skills, experiences, and attributes, which allow the Board to operate effectively in governing the Target Funds and protecting the interests of shareholders. Information about the specific qualifications, skills, experiences, and attributes of each Board Member, which in each case contributed to the Board’s conclusion that the Board Member should serve (or continue to serve) as Board Member of the Target Funds, is provided in the “Board Nominees/Board Members” table above.

Board Member Compensation

The First American Fund Complex currently pays Board Members who are not paid employees or affiliates of any fund in the First American Fund Complex an annual retainer of $160,000 ($265,000 in the case of the Chair). The Audit Committee Chair and Governance Committee Chair each receive an additional annual retainer of $15,000.

Board Members also receive $3,500 per day when traveling out of town on First American Fund Complex business that does not involve a Board or committee meeting. In addition, Board Members are reimbursed for their out-of-pocket expenses in traveling from their primary or secondary residence to Board and committee meetings, on First American Fund Complex business and to attend mutual fund industry conferences or seminars. Currently, the amounts specified above are allocated evenly among the funds in the First American Fund Complex. If the Mergers are consummated, amounts for compensation and reimbursements will be allocated one-half to the open-end funds and one-half to the closed-end funds in the First American Fund Complex, and further allocated among the closed-end funds pro rata by assets.

The following table sets forth the compensation received by each Board Member standing for re-election from each Target Fund for its most recent fiscal year, as well as the total compensation received by each such Board Member from the First American Fund Complex for the fiscal year ended August 31, 2013.

Name of Board Member	Aggregate Compensation from Strategic Income Portfolio	Aggregate Compensation from Strategic Income Portfolio II	Aggregate Compensation from Strategic Income Portfolio III	Aggregate Compensation from Select Portfolio	Total Compensation from First American Fund Complex Paid to Board Members(1)
Roger A. Gibson	$12,500	$12,500	$12,500	$12,500	$162,500
John P. Kayser	11,429	11,429	11,429	11,429	148,571
Leonard W. Kedrowski	18,929	18,929	18,929	18,929	246,071
Richard K. Riederer	11,429	11,429	11,429	11,429	148,571
James M. Wade	12,500	12,500	12,500	12,500	162,500

(1)	The First American Fund Complex consists of six open-end funds (which are portfolios of two investment companies) and eight closed-end investment companies, totaling 14 funds, managed by USBAM, including the Target Funds. Total compensation reflected does not include the portion of the annual retainer and any additional annual retainer attributable to one of the open-end funds, which is paid to Board Members by USBAM.

Board Member Shareholdings

The following table discloses the dollar range of equity securities beneficially owned by each Board Member standing for re-election (i) in the Target Funds and (ii) on an aggregate basis in any of the funds in the First American Fund Complex.

Name of Board Member	Dollar Range of Equity Securities in the Target Funds(1)	Aggregate Dollar Range of Equity Securities in the First American Fund Complex(1)
Roger A. Gibson	Select Portfolio: $10,001-$50,000	$10,001-$50,000
John P. Kayser	None	$10,001-$50,000
Leonard W. Kedrowski	Strategic Income Portfolio: $10,001-$50,000; Strategic Income Portfolio II: $50,001-$100,000; Strategic Income Portfolio III: $10,001-$50,000	Over $100,000
Richard K. Riederer	None	None
James M. Wade	None	$1-$10,000

(1)	The dollar range disclosed is based on the value of the securities as of March 31, 2014.

No Board Member/nominee who is not an interested person of the Target Funds or his immediate family member owns beneficially or of record, any security of USBAM, Nuveen Fund Advisors or Nuveen Asset Management or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with USBAM, Nuveen Fund Advisors or Nuveen Asset Management.

To the knowledge of the Target Funds, as of March 31, 2014, the officers and Board Members of each Target Fund as a group beneficially owned less than 1% of the outstanding shares of each Target Fund.

Officers of the Target Funds

Officers of the Target Funds are elected by the Board annually. Officers of each Target Fund may be removed by the Board, with or without cause, and officers may resign in the manner provided in the by-laws. Information relating to the current officers of the Target Funds is set forth in Appendix I to this Joint Proxy Statement/Prospectus.

Board Recommendation; Required Vote

The Board of each Target Fund recommends that shareholders of the Target Fund vote in favor of all nominees to serve as Board Members for the Fund.

For each Target Fund, if at least a quorum is represented in person or by proxy, the vote of a plurality of the shares represented at the Annual Meeting is sufficient for the election of each nominee. Unless otherwise instructed, the proxies named in the proxy card enclosed herewith will vote for all nominees. In the event any of the above nominees are not candidates for election at the Annual Meeting due to events not now known or anticipated, the proxies will vote for such other persons as the Board may designate.

Abstentions and broker non-votes will be treated as present for purposes of determining a quorum at the Annual Meeting. Abstentions and broker non-votes, if any, will have no effect on the proposal to elect the nominees. “Broker non-votes” are shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter.

Audit Committee Report

The Audit Committee and the Board of each Target Fund have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the Target Funds’ independent registered public accounting firm (or to nominate the independent registered public accounting firm to be proposed for shareholder approval in any proxy statement). The function of the Audit Committee is oversight. It is Target Fund management’s responsibility to maintain appropriate systems for accounting and internal control and for preparing the Target Funds’ financial statements, and the independent registered public accounting firm’s responsibility is to plan and carry out a proper audit of the financial statements.

In this context, the Audit Committee has met and held discussions with management and the independent accountants. Target Fund management represented to the Audit Committee that each Target Fund’s financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the financial statements with management and the independent accountants. The Audit Committee discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 16.

The Target Funds’ independent registered public accounting firm also provided to the Audit Committee the written disclosures and a letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountants’ communications with the Audit Committee concerning independence, and the Audit Committee discussed with the independent accountants the accounting firm’s independence. The Audit Committee also considered whether non-audit services provided by the independent accountants during the last fiscal year were compatible with maintaining the accountants’ independence.

Based upon the Audit Committee’s discussion with management and the independent accountants and the Audit Committee’s review of the representation of management and the report of the independent accountants to the Audit Committee, the Audit Committee recommended to the Board that, with respect to each Target Fund, the audited financial statements for the Target Fund’s most recent fiscal year be included in the Target Fund’s Annual Report for that fiscal year filed with the SEC.

Members of the Audit Committee Roger A. Gibson, Chair John P. Kayser Leonard W. Kedrowski Richard K. Riederer James M. Wade

Fees Paid to Ernst & Young

Audit Fees.    Ernst & Young’s fees for professional services rendered for the audit of each Target Fund’s annual financial statements for its two most recently completed fiscal years were as set forth in the following table. These amounts included fees associated with the annual audit, SEC Rule 17f-2 security count filings and filings of the Target Funds’ Annual Reports on Form N-CSR.

	Fiscal Year ended 8/31/13	Fiscal Year ended 8/31/12
Strategic Income Portfolio	$47,775	$47,038
Strategic Income Portfolio II	$47,775	$47,038
Strategic Income Portfolio III	$47,775	$47,038
Select Portfolio	$47,775	$47,038

Audit-Related Fees.    Ernst & Young’s fees for audit-related services for its two most recently completed fiscal years were as set forth in the following table. These audit-related services primarily related to the review of the semi-annual financial statements.

	Fiscal Year ended 8/31/13	Fiscal Year ended 8/31/12
Strategic Income Portfolio	$2,813	$2,481
Strategic Income Portfolio II	$2,813	$2,481
Strategic Income Portfolio III	$2,813	$2,481
Select Portfolio	$2,813	$2,481

Tax Fees.    Ernst & Young’s fees for tax services for its two most recently completed fiscal years were as set forth in the following table. These tax services included tax compliance, tax advice and tax planning services. Tax compliance, tax advice and tax planning services primarily relate to the preparation of original and amended tax returns, timely regulated investment company qualification reviews, and tax distribution analysis and planning.

	Fiscal Year ended 8/31/13	Fiscal Year ended 8/31/12
Strategic Income Portfolio	$6,381	$9,693
Strategic Income Portfolio II	$6,381	$9,693
Strategic Income Portfolio III	$6,381	$9,693
Select Portfolio	$6,381	$9,693

All Other Fees.    There were no fees billed by Ernst & Young for other services during each Target Fund’s two most recently completed fiscal years.

Aggregate Non-Audit Fees.    The aggregate non-audit fees billed by Ernst & Young to each of the Target Funds and USBAM and entities controlling, controlled by or under common control with USBAM that provide ongoing services to the Target Funds for the two most recently completed fiscal years are set forth in the following table.

	Fiscal Year ended 8/31/13	Fiscal Year ended 8/31/12
Strategic Income Portfolio	$36,381	$217,000
Strategic Income Portfolio II	$36,381	$217,000
Strategic Income Portfolio III	$36,381	$217,000
Select Portfolio	$36,381	$217,000

Audit Committee Pre-Approval Policies

The Audit Committee has established procedures requiring the pre-approval of all audit and non-audit services performed for the Target Funds by Ernst & Young. Such procedures also require the pre-approval of non-audit services provided to USBAM, U.S. Bank and any other entity under common control with USBAM that provides ongoing services to the Target Funds, but only if those services relate directly to the operations and financial reporting of the Target Funds. All of the services described above were pre-approved in accordance with the Audit Committee’s pre-approval procedures. None of the services rendered by Ernst & Young to each Fund or USBAM, U.S. Bank, and any other entity under common control with USBAM were pre-approved by the Audit Committee pursuant to the pre-approval exception under Rule 2-01(c)(7)(i)(C) or Rule 2-01(c)(7)(ii) of Regulation S-X.

GENERAL INFORMATION

Outstanding Shares of the Acquiring Fund and the Target Funds

The following table sets forth the number of outstanding common shares and certain other share information of each Fund as of April 30, 2014.

(1) Title of Class	(2) Shares Authorized	(3) Shares Held by Fund for Its Own Account	(4) Shares Outstanding Exclusive of Shares Shown under (3)
Strategic Income Portfolio:
Common shares	1,000,000,000	—	4,231,331
Strategic Income Portfolio II:
Common shares	1,000,000,000	—	15,985,741
Strategic Income Portfolio III:
Common shares	1,000,000,000	—	21,356,023
Select Portfolio:
Common shares	1,000,000,000	—	10,662,195
Acquiring Fund:
Common shares	Unlimited	—	[—]

The common shares of Strategic Income Portfolio, Strategic Income Portfolio II, Strategic Income Portfolio III and Select Portfolio are listed and trade on the NYSE under the ticker symbols ASP, BSP, CSP and SLA, respectively. Upon the closing of the Mergers, it is expected that the common shares of the Acquiring Fund will be listed on the NYSE, subject to notice of issuance, under the ticker symbol DRA.

Shareholders of the Acquiring Fund and the Target Funds

As of March 31, 2014, the members of the Board and officers of each Fund as a group owned less than 1% of the total outstanding common shares of such Fund.

Information regarding shareholders or groups of shareholders who beneficially own more than 5% of a class of shares of a Fund is provided below. Information in the table below regarding the number and percentage of shares owned is based on a review of Schedule 13D and 13G filings and amendments made on or before [—], 2014. The estimated pro forma information presented is calculated assuming that outstanding common shares were as of [—], 2014.

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned	Estimated Pro Forma of Acquiring Fund
Strategic Income Portfolio—
Common shares
Strategic Income Portfolio II—
Common shares
Strategic Income Portfolio III—
Common shares
Select Portfolio—
Common shares
Acquiring Fund—
Common shares

Expenses of Proxy Solicitation

Each Target Fund will bear a portion of the expenses related to the Meetings, including additional stock exchange listing fees, Securities and Exchange Commission registration fees, legal and accounting fees and expenses, proxy solicitation and distribution costs and other related administrative or operational costs, up to the amounts incurred by such Target Fund in connection with its last annual meeting of shareholders. Strategic Income Portfolio, Strategic Income Portfolio II, Strategic Income Portfolio III and Select Portfolio incurred $6,847, $14,705, $15,724 and $12,399, respectively, in connection with its 2013 annual meeting of shareholders. Nuveen will bear all expenses in excess of such amounts. Additional solicitation may be made by letter or telephone by officers or employees of USBAM or Nuveen or by dealers and their representatives.

Shareholder Proposals

To be considered for presentation at the 2015 annual meeting of shareholders of the Target Funds, a shareholder proposal submitted pursuant to Rule 14a-8 under the Exchange Act must have been received at the offices of the Target Funds, 800 Nicollet Mall, Minneapolis, Minnesota 55402, not later than [—]. A shareholder wishing to provide notice in the manner prescribed by Rule 14a-4(c)(1) of a proposal submitted outside of the process of Rule 14a-8 must, pursuant to each Target Fund’s by-laws, submit such written notice to the respective Target Fund not later than [—]. Timely submission of a proposal does not mean that such proposal will be included in a proxy statement.

If the Mergers are consummated, the Target Funds will cease to exist and will not hold their 2015 annual meetings. If the Mergers are not approved or are not consummated, each Target Fund will hold its 2015 annual meeting of shareholders, expected to be held in [—] 2015.

If the Mergers are consummated, shareholders of the Target Funds will become shareholders of the Acquiring Fund, which will hold a 2015 annual meeting of shareholders, expected to be held in [—] 2015. In that event, to be considered for presentation at the 2015 annual meeting of shareholders of the Acquiring Fund, a shareholder proposal submitted pursuant to Rule 14a-8 under the Exchange Act must have been received at the offices of the Acquiring Fund, 333 West Wacker Drive, Chicago, Illinois 60606, not later than [—]. A shareholder wishing to provide notice in the manner prescribed by

Rule 14a-4(c)(1) of a proposal submitted outside of the process of Rule 14a-8 must, pursuant to the Acquiring Fund’s by-laws, submit such written notice to the Acquiring Fund not later than [—]. Timely submission of a proposal does not mean that such proposal will be included in a proxy statement

Shareholder Communications

Target Fund shareholders who want to communicate with the Board or any individual Board Member should write to the Chair of the Board, c/o Paul H. Dykstra, Esq., K&L Gates LLP, 70 West Madison Street, Suite 3100, Chicago, Illinois 60602. Shareholders can communicate directly with an individual Board Member by writing to that Board Member, c/o Paul H. Dykstra, Esq., K&L Gates LLP, 70 West Madison Street, Suite 3100, Chicago, Illinois 60602. The letter should indicate that you are a Target Fund shareholder and note the Fund or Funds that you own. If the communication is intended for a specific Board Member and so indicates, it will be sent only to that Board Member. If a communication does not indicate a specific Board Member it will be sent to the Independent Chairman and the outside counsel to the Independent Board Members for further distribution as deemed appropriate by such persons. Such communications to the Board or individual Board Members are not screened before being delivered to the addressee.

Fiscal Year

In May 2014, the Board of each Target Fund approved changing the fiscal year end of each Target Fund to June 30. Prior to this change, the fiscal year end of each Target Fund was August 31. The fiscal year end of the Acquiring Fund is [—].

Appointment of the Independent Registered Public Accounting Firm

The Board of each Target Fund has appointed Ernst & Young LLP as independent registered public accounting firm to audit the books and records of each Target Fund for its current fiscal year. A representative of Ernst & Young LLP will be present at the Meetings to make a statement, if such representative so desires, and to respond to shareholders’ questions. Ernst & Young LLP has informed each Target Fund that it has no direct or indirect material financial interest in the Target Funds, Nuveen, the Adviser or any other investment company sponsored by Nuveen.

Section 16(a) Beneficial Ownership Reporting Compliance

Based on Target Fund records and other information, the Target Funds believe that all SEC filing requirements with respect to the Target Funds applicable to their Board Members and officers, USBAM and companies affiliated with USBAM, pursuant to Section 16(a) of the Exchange Act, with respect to each Target Fund’s fiscal year end were satisfied.

Shareholder Report Delivery

Shareholder reports will be sent to shareholders of record of each Fund following each Fund’s fiscal year end. Each Fund will furnish, without charge, a copy of its annual report and/or semi-annual report as available upon request. Such written or oral requests should be directed to a Target Fund at P.O. Box 1330, Minneapolis, Minnesota 55440-1330 or by calling (800) 677-3863.

Please note that only one annual report or proxy statement may be delivered to two or more shareholders of a Target Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report or proxy statement, or for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact the applicable Fund at the address and phone number set forth above.

Additional Voting Information

The person(s) named as proxies on the enclosed proxy card will vote in accordance with your directions, if your proxy card is received properly executed or if you vote appropriately by phone or over the Internet. If your Target Fund receives your proxy card, and it is executed properly, but you give no voting instructions with respect to any proposal on which you are entitled to vote, your shares will be voted in accordance with the recommendation of your Target Fund’s Board with respect to each such proposal. The duly appointed proxies may, in their discretion, vote upon such other matters as may properly come before the Meetings and any adjournment(s) or postponement(s) thereof.

A proxy with respect to shares held in the name of two or more persons shall be valid if executed by one of them unless at or prior to exercise of such proxy your Target Fund receives a specific written notice to the contrary from any one of them.

In order that your shares may be represented at the Meetings, you are requested to vote your shares by mail, over the Internet or by telephone by following the instructions on your proxy card. If you vote by telephone or over the Internet, please do not return your proxy card, unless you later elect to change your vote. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise by attending the Meetings and voting his or her shares in person, by submitting a letter of revocation or by submitting a later-dated proxy to your Target Fund at the above address prior to the date of the Meetings. However, attendance in person at a Meeting, by itself, will not revoke a previously tendered proxy.

Other Information

Management of the Target Funds does not intend to present and does not have reason to believe that others will present any items of business at the Meetings, except as described in this Joint Proxy Statement/Prospectus. However, if other matters are properly presented at the Meetings for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

A list of shareholders of each Target Fund entitled to be present and to vote at the Meetings will be available at the offices of the Target Funds, 800 Nicollet Mall, Minneapolis, Minnesota 55402, for inspection by any shareholder of the Target Funds during regular business hours for ten days prior to the date of the Meetings.

In the absence of a quorum for a particular matter, business may proceed on any other matter or matters which may properly come before the Meetings if there shall be present, in person or by proxy, a quorum of shareholders in respect of such other matters.

For each Target Fund, the persons named as proxies may propose one or more adjournments of a Meeting for the Target Fund to permit further solicitation of proxies, whether or not a quorum is present. In determining whether to adjourn a Meeting, the following factors may be considered, among others: the nature of the proposal; the percentage of votes actually cast; the percentage of negative votes actually cast; the nature of any further solicitation; and the information to be provided to shareholder with respect to the reasons for the further solicitation. Any adjournment of a Meeting will require a vote in favor of the adjournment by the holders of a majority of the shares present in person or by proxy at such Meeting or any adjournment or postponement thereof.

Broker-dealer firms holding shares in “street name” for the benefit of their customers and clients will request the instruction of such customers and clients on how to vote their shares on the proposals other than the election of Board Members. A broker-dealer firm that has not received instructions from a customer prior to the date specified in its request for voting instructions may not vote such customer’s shares on such proposals. A signed proxy card or other authorization by a beneficial owner of shares of a Target Fund that does not specify how the beneficial owner’s shares are to be voted on a proposal may be deemed to be an instruction to vote such shares in favor of the proposal.

IF YOU CANNOT BE PRESENT AT THE MEETINGS, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Richard J. Ertel

Secretary

First American Funds

APPENDIX A

FORM OF

AGREEMENT AND PLAN OF MERGER

THIS AGREEMENT AND PLAN OF MERGER (the “Agreement”) is made as of this              day of             , 2014 by and among Diversified Real Asset Income Fund (the “Acquiring Fund”), a newly created business trust formed under the laws of Massachusetts, American Strategic Income Portfolio Inc., American Strategic Income Portfolio Inc.-II, American Strategic Income Portfolio Inc.-III and American Select Portfolio Inc. (each, a “Target Fund” and, collectively, the “Target Funds”), each a Minnesota corporation, DRAIF Merger Sub, LLC (“Merger Sub”), a Massachusetts limited liability company and a direct, wholly-owned subsidiary of the Acquiring Fund and, for purposes of Section 9.1 of the Agreement only, U.S. Bancorp Asset Management, Inc., the investment adviser to the Target Funds (the “Adviser”) and Nuveen Fund Advisors, LLC, a sub-adviser to the Target Funds (“Nuveen Fund Advisors”). The Acquiring Fund and Merger Sub may be referred to herein together as the “Acquiring Fund Parties.” The Acquiring Fund and each Target Fund may be referred to herein as a “Fund” and, collectively, as the “Funds.”

For each Merger (as defined below), this Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder.

The reorganization of each Target Fund will consist of the merger of the Target Fund with and into Merger Sub pursuant to which shareholders of the Target Fund (collectively, “Target Fund Shareholders”) will receive newly issued common shares of beneficial interest, par value $0.01 per share, of the Acquiring Fund (“Acquiring Fund Shares”) as provided herein, all upon the terms and conditions set forth in this Agreement (each, a “Merger” and together, the “Mergers”).

WHEREAS, Section 302A.651 of the Minnesota Business Corporation Act, Minn. Stat. ch. 302A, §302A.011, et seq. (“MN Act”), authorizes the merger of a Minnesota corporation with a foreign limited liability company and Section 59 of the Massachusetts Limited Liability Company Act, M.G.L. ch. 156C, §1, et seq. (“MA Act”), authorizes the merger of a Massachusetts limited liability company with a foreign corporation;

WHEREAS, each Fund is a closed-end, management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and each Target Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Acquiring Fund Parties currently have no assets and have carried on no business activities prior to the date first shown above and will have had de minimis assets and will have carried on no business activities prior to the consummation of the transactions described herein, other than as necessary to complete the transactions contemplated hereby; and

WHEREAS, the Acquiring Fund is authorized to issue the Acquiring Fund Shares.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

MERGER

1.1          MERGER.     Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, and in accordance with the MN Act and the MA Act, at the Effective Time (as defined in Section 1.1(e)), each Target Fund shall be merged with and into Merger Sub, the separate corporate existence of each Target Fund shall cease and Merger Sub shall be the surviving company in the Mergers (sometimes referred to herein as the “Surviving Company”) in accordance with applicable law and shall continue as a wholly-owned subsidiary of the Acquiring Fund. The separate limited liability company existence of Merger Sub shall continue unaffected and unimpaired by the Mergers and, as the Surviving Company, it shall be governed by the MA Act.

(a)        At the Effective Time, as a result of the Mergers and without any action on the part of the holder of any shares of any Target Fund:

(i)        Each share of common stock of a Target Fund issued and outstanding immediately prior to the Effective Time (collectively, the “Target Fund Shares”) shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into the number of Acquiring Fund Shares provided for in Section 2.3 (with cash being distributed in lieu of fractional Acquiring Fund Shares as set forth in Section 2.3); and

(ii)        The membership interests in Merger Sub issued and outstanding immediately prior to the Effective Time shall remain unchanged as a result of the Merger and shall remain as the only issued and outstanding membership interests of the Surviving Company.

(b)        The certificate of organization of Merger Sub as in effect immediately prior to the Effective Time shall be the certificate of organization of the Surviving Company (the “Certificate of Organization”), unless and until amended in accordance with its terms and applicable law. The operating agreement of Merger Sub in effect immediately prior to the Effective Time shall be the operating agreement of the Surviving Company (the “LLC Agreement”), unless and until amended in accordance with its terms and applicable law.

(c)        At the Effective Time, Merger Sub shall continue in existence as the Surviving Company, and without further transfer, succeed to and possess all of the rights, privileges and powers of each Target Fund, and all of the assets and property of whatever kind and character of each Target Fund shall vest in Merger Sub without further act or deed. Thereafter, Merger Sub, as the Surviving Company, shall be liable for all of the liabilities and obligations of each Target Fund, and any claim or judgment against a Target Fund may be enforced against Merger Sub, as the Surviving Company, in accordance with applicable law.

(d)        Acquiring Fund will issue Acquiring Fund Shares to Target Fund Shareholders in exchange for their Target Fund Shares by opening shareholder accounts on the share ledger records of the Acquiring Fund in the names of and in the amounts due to the shareholders of the Target Funds based on their respective holdings in the Target Funds as of the Valuation Time (as defined in Section 2.1). Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent, and the Acquiring Fund will not issue certificates representing Acquiring Fund Shares in connection with the Mergers. All Acquiring Fund Shares to be issued pursuant to the Mergers shall be deemed issued and outstanding as of the Effective Time.

(e)        Upon the terms and subject to the conditions of this Agreement, the parties shall cause the Mergers to be consummated by filing a certificate of merger (the “Certificate of Merger”) with the Secretary of State of the Commonwealth of Massachusetts in accordance with the MA Act and articles of merger (the “Articles of Merger”) with the Secretary of State of the State of Minnesota in accordance with the MN Act. Each Merger shall become effective at such time as the Certificate of Merger and Articles of Merger are duly filed, or at such subsequent date or time as the Acquiring Fund Parties and the Target Funds shall agree and specify in the Certificate of Merger and Articles of Merger (the “Effective Time”).

(f)        Each Target Fund agrees to dispose of certain assets prior to the Closing Date, but only if and to the extent necessary, so that at Closing (as defined in Section 3.1), when the Target Funds’ assets are aggregated, the resulting portfolio will meet the Acquiring Fund’s investment objective, policies and restrictions, as set forth in the Acquiring Fund’s Registration Statement (as defined in Section 5.5). Notwithstanding the foregoing, nothing herein will require any Target Fund to dispose of any investments or securities if, in the reasonable judgment of the Board of Directors of such Target Fund (each, a “Target Fund Board”) or the Adviser or sub-advisers to the Target Funds, such disposition would adversely affect the status of its Merger as a “reorganization” as such term is used in Section 368(a) of the Code or would otherwise not be in the best interests of such Target Fund.

1.2        DISSOLUTION, LIQUIDATION AND TERMINATION.    As soon as practicable, after the Effective Time, Merger Sub shall be dissolved and the Acquiring Fund will assume all of Merger Sub’s liabilities and obligations, known and unknown, contingent or otherwise, whether or not determinable, and Merger Sub will distribute to the Acquiring Fund, which will be the sole member of Merger Sub at such time, all of the assets of Merger Sub in complete liquidation of its interest in Merger Sub in accordance with a Plan of Dissolution adopted by the Merger Sub on the date hereof.

1.3        ACCOUNTING AND PERFORMANCE SURVIVOR.    In connection with the transactions contemplated by this Agreement, notwithstanding that the Merger Sub shall be the surviving entity in each Merger, [Name of Target Fund] shall be deemed the survivor solely for accounting and performance purposes.

1.4        INITIAL SHAREHOLDER APPROVALS.    Immediately prior to the Effective Time, Nuveen Fund Advisors will acquire one Acquiring Fund Share at the net asset value set forth in Section 2.2 and, as the sole shareholder of the Acquiring Fund, shall (a) approve the advisory agreement with Nuveen Fund Advisors with respect to the Acquiring Fund, in the form described in the Joint Proxy Statement/Prospectus (as defined in Section 8.6), (b) approve the subadvisory agreement between Nuveen Fund Advisors and Nuveen Asset Management, LLC (“NAM”) with respect to the Acquiring Fund, in the form described in the Joint Proxy Statement/Prospectus, (c) approve an advisory agreement with Nuveen Fund Advisors and a subadvisory agreement with NAM in connection with a change of control, (d) elect as Trustees of the Acquiring Fund and (e) approve any other matter for which shareholder approval is required.

1.5        TRANSFER TAXES.    Any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than the registered holder of a Target Fund’s shares on the books of such Target Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.6        REPORTING.    Any reporting responsibility of a Target Fund, including, without limitation, the responsibility for filing of regulatory reports, tax returns or other documents with the Securities and Exchange Commission (the “Commission”) or other regulatory authority, the exchange on which such Target Fund’s shares are listed or any state securities commission and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of such Target Fund or its duly appointed agent.

1.7        BOOKS AND RECORDS.    Each Target Fund shall have arranged for the availability prior to, and the transfer as soon as practicable following, the Closing Date to the Acquiring Fund, or its designated agent, of the Target Fund’s books and records required to be maintained under the 1940 Act, and the rules and regulations thereunder.

ARTICLE II

VALUATION

2.1        VALUATION OF ASSETS.    The value of the net assets of each Target Fund shall be the value of its assets, less its liabilities, computed as of the close of regular trading on the New York Stock Exchange on the business day immediately prior to the Closing Date (such time and date being hereinafter called the “Valuation Time”), using the valuation procedures of the Target Fund or such valuation procedures as shall be mutually agreed upon by the parties (and approved by the respective Target Fund Board and Board of Trustees of the Acquiring Fund (the “Acquiring Fund Board”)).

2.2        VALUATION OF SHARES.    The net asset value per Acquiring Fund Share at the Valuation Time shall be set in an amount equal to [            ].

2.3        SHARES TO BE ISSUED.    As of the Effective Time, each Target Fund Share of each Target Fund outstanding immediately prior to the Effective Time shall be converted into a number of Acquiring Fund Shares equal to one multiplied by the quotient of the net asset value per share of such Target Fund determined in accordance with Section 2.1 divided by the net asset value of an Acquiring Fund Share determined in accordance with Section 2.2. The aggregate net asset value of Acquiring Fund Shares received by the Target Fund Shareholders in each Merger will equal, as of the Valuation Time, the aggregate net asset value of the Target Fund Shares held by such Target Fund Shareholders as of such time. No fractional Acquiring Fund Shares will be distributed to Target Fund Shareholders and, in lieu of such fractional shares, Target Fund Shareholders will receive cash. In the event Target Fund Shareholders would be entitled to receive fractional Acquiring Fund Shares, the Acquiring Fund’s transfer agent will aggregate such fractional common shares and sell the resulting whole shares on the exchange on which such shares are listed for the account of all such Target Fund Shareholders, and each such Target Fund Shareholder will be entitled to a pro rata share of the proceeds from such sale. With respect to the aggregation and sale of fractional Acquiring Fund Shares, the Acquiring Fund’s transfer agent will act directly on behalf of the Target Fund Shareholders entitled to receive fractional shares and will accumulate such fractional shares, sell the shares and distribute the cash proceeds net of brokerage commissions, if any, directly to Target Fund Shareholders entitled to receive the fractional shares (without interest and subject to withholding taxes).

2.4        EFFECT OF SUSPENSION IN TRADING.    In the event that at the Valuation Time an accurate appraisal of the value of the net assets of a Target Fund is impracticable due to either: (a)the closure of, or the imposition of a trading restriction on, the exchange on which shares of a Target Fund are listed or another exchange on which the portfolio securities of a Target Fund are purchased or sold; or (b)a disruption in trading or the reporting of trading on the exchange on which shares of a Target Fund are listed or elsewhere, the Valuation Time shall be postponed until at least the first business day after the day when trading is fully resumed and/or reporting is restored or such later time as the parties may agree pursuant to Section 3.1.

2.5        COMPUTATIONS OF NET ASSETS.    All computations of net asset value in this Article II (other than Section 2.2) shall be made by or under the direction of the Target Funds’ fund accounting agent, State Street Bank and Trust Company, in accordance with its regular practice as the accounting agent of the Funds.

ARTICLE III

CLOSINGS AND CLOSING DATE

3.1        CLOSING DATE.    The conditions precedent set forth in Articles VI-VIII herein must be satisfied or waived with respect to all Funds in order for the closing of any Merger to take place. The closing of each Merger (each, a “Closing” and, collectively, the “Closings”) shall occur on                     , or such later date not to exceed sixty (60) days following the satisfaction or waiver of all Closing conditions, or such other date as the parties may agree (the “Closing Date”). Unless otherwise provided, all acts taking place at a Closing shall be deemed to take place as of 7:59 a.m. Central time on the Closing Date. Each Closing shall be held as of 7:59 a.m. Central time at the offices of Vedder Price P.C. in Chicago, Illinois or at such other time and/or place as the parties may agree.

3.2        CUSTODIAN’S CERTIFICATE.    Each Target Fund shall cause its custodian to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer identifying all of the Target Fund’s portfolio securities, investments, cash, and any other assets as of the Valuation Time and stating that the Target Fund’s portfolio securities, investments, cash, and any other assets shall have been delivered in proper form to constitute good delivery thereof to the Acquiring Fund’s custodian on behalf of the Acquiring Fund on the Closing Date.

3.3        CERTIFICATES OF TRANSFER AGENT.

(a)        Each Target Fund shall issue and deliver or cause its transfer agent to issue and to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer setting forth the number of Target Fund Shares outstanding as of the Valuation Time and stating that its records contain the names and addresses of all holders of common shares of such Target Fund and the number and percentage ownership of outstanding common shares owned by each such Target Fund Shareholder immediately prior to the Closing.

(b)        The Acquiring Fund shall issue and deliver or cause its transfer agent to issue and deliver to each Target Fund a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the shareholders of such Target Fund or provide evidence satisfactory to each Target Fund that such Acquiring Fund Shares have been credited to the account of the shareholders of such Target Fund on the books of the Acquiring Fund.

3.4        DELIVERY OF ADDITIONAL ITEMS.    At the Closing, each party shall deliver to the other parties such bills of sale, checks, assignments, assumptions of liability, share certificates, opinions, receipts and other documents or instruments, if any, as such other parties or their counsel may reasonably request to effect the transactions contemplated by this Agreement. The Target Funds shall, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Acquiring Fund or Merger Sub may reasonably deem necessary or desirable in order to ultimately vest and confirm Merger Sub’s title to and possession of all of the assets of the Target Funds and to otherwise carry out the intent and purpose of this Agreement.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1        REPRESENTATIONS OF EACH TARGET FUND.    Each Target Fund represents and warrants solely on its own behalf with respect to its Merger as follows:

(a)        The Target Fund is a corporation duly organized, validly existing and in good standing under the laws of the State of Minnesota.

(b)        The Target Fund is registered as a closed-end management investment company under the 1940 Act, and such registration is in full force and effect.

(c)        The Target Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result, in violation of any provision of the Target Fund’s Articles of Incorporation, By-Laws, or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Target Fund is a party or by which it is bound.

(d)        There are no contracts outstanding to which the Target Fund is a party that have not been disclosed in writing to the Acquiring Fund. Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, the Target Fund has no material contracts or other commitments that will be terminated with liability to it on or before the Closing Date.

(e)        No litigation, administrative proceeding, or investigation of or before any court or governmental body presently is pending or to its knowledge threatened against the Target Fund or any of its properties or assets, which, if adversely determined, would result in liability on the part of the Target Fund other than as have been disclosed to the Acquiring Fund. The Target Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(f)        The financial statements of the Target Fund as of August 31, 2013, and for the fiscal year then ended have been prepared in accordance with generally accepted accounting principles and have been audited by independent auditors, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Target Fund as of August 31, 2013, and there are no known liabilities, contingent or otherwise, of the Target Fund as of such date that are not disclosed in such statements.

(g)        The financial statements of the Target Fund as of February 28, 2014, and for the period then ended have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Target Fund as of February 28, 2014, and there are no known liabilities, contingent or otherwise, of the Target Fund as of such date that are not disclosed in such statements.

(h)        Since the date of the financial statements referred to in subsection (g) above, there have been no material adverse changes in the Target Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business) and there are no liabilities of a material nature, contingent or otherwise, of the Target Fund arising after such date. Before the Closing Date, the Target Fund will advise the Acquiring Fund of all material liabilities, contingent or otherwise, incurred by it subsequent to February 28, 2014, whether or not incurred in the ordinary course of business.

(i)        As of the date hereof, except as previously disclosed to the Acquiring Fund in writing, and except as have been corrected as required by applicable law, there have been no material miscalculations of the net asset value of the Target Fund during the twelve-month period preceding the date hereof and preceding the Closing Date, and all such calculations have been or will be made in accordance with the applicable provisions of the 1940 Act.

(j)        All federal, state, local and other tax returns and reports of the Target Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All federal, state, local and other taxes of the Target Fund required to be paid (whether or not shown on any such return or report) have been paid, or provision shall have been made for the payment thereof and any such unpaid taxes as of the date of the financial statements referred to above, are properly reflected thereon. To the best of the Target Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Target Fund, and no assessment for taxes, interest, additions to tax or penalties has been asserted against the Target Fund.

(k)        The authorized capital of the Target Fund consists of 1,000,000,000 shares of common stock, par value $0.01 per share. All issued and outstanding shares of the Target Fund are duly and validly issued, fully paid and non-assessable by the Target Fund. All of the issued and outstanding shares of the Target Fund will, at the time of the Closing, be held by the persons and in the amounts set forth in the records of the Target Fund’s transfer agent as provided in Section 3.3. The Target Fund has no outstanding options, warrants or other rights to subscribe for or purchase any shares of the Target Fund, and has no outstanding securities convertible into shares of the Target Fund.

(l)        At the Closing, the Target Fund will have good and marketable title to the Target Fund’s assets held immediately prior to the Effective Time, and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder free and clear of any liens or encumbrances, except those liens and encumbrances to which the Acquiring Fund Parties have received written notice and have not objected, and Merger Sub will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the Securities Act of 1933, as amended (the “1933 Act”).

(m)        The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Target Fund. Subject to approval by its shareholders, this Agreement constitutes a valid and binding obligation of the Target Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(n)        The information to be furnished by the Target Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations.

(o)        Except as previously disclosed to the Acquiring Fund in writing, the minute books and other similar records of the Target Fund as made available to the Acquiring Fund prior to the execution of this Agreement contain a true and complete record of all action taken at all meetings and by all written consents in lieu of meetings of the shareholders of the Target Fund, the Target Fund Board and committees of the Target Fund Board. The records of the Target Fund contain the names and addresses of all holders of common shares of the Target Fund and the number and percentage ownership of outstanding common shares owned by the Target Fund Shareholders immediately prior to the Closing and such records are accurate as of the Closing.

(p)        The Target Fund has maintained, or caused to be maintained on its behalf, all books and records required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and rules thereunder.

(q)        From the effective date of the Registration Statement (as defined in Section 5.5) through the time of the meeting of shareholders and on the Closing Date, any written information furnished by the Target Fund with respect to the Target Fund for use in the Registration Statement, and any supplement or amendment thereto or to the documents included or incorporated by reference therein, or any other materials provided in connection with the Merger, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(r)        The Target Fund has complied, and is in compliance, in all material respects, with its investment policies and restrictions currently in effect.

(s)        No consent, approval, authorization, or order of any court, governmental authority, the Financial Industry Regulatory Authority or any stock exchange on which shares of the Target Fund are listed is required for the consummation by the Target Fund of the transactions contemplated herein, except such as have been or will be obtained.

(t)        For each taxable year of its operations (including the taxable year ending on the Closing Date), the Target Fund (i) has elected to qualify, and has qualified or will qualify (in the case of the short taxable year ending on the Closing Date), as a “regulated investment company” under the Code (a “RIC”); (ii) has been eligible to compute and has computed its federal income tax under Section 852 of the Code, and on or prior to the Closing Date will have declared a distribution with respect to all its investment company taxable income (determined without regard to the deduction for dividends paid), the excess of its interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code and its net capital gain (as such terms are defined in the Code) that has accrued or will accrue on or prior to the

Closing Date, and (iii) has been, and will be (in the case of the short taxable year ending on the Closing Date), treated as a separate corporation for federal income tax purposes.

4.2        REPRESENTATIONS OF THE ACQUIRING FUND PARTIES.    Each of the Acquiring Fund and Merger Sub, as applicable, represents and warrants as follows:

(a)        The Acquiring Fund is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts.

(b)        The Merger Sub is a limited liability company, validly existing and in good standing under the laws of the Commonwealth of Massachusetts.

(c)        The Acquiring Fund is registered as a closed-end management investment company under the 1940 Act, and such registration is in full force and effect.

(d)        The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in violation of the Acquiring Fund’s Declaration of Trust or By-Laws.

(e)        The Merger Sub is not, and the execution, delivery and performance of this Agreement will not result, in violation of Merger Sub’s Certificate of Organization or LLC Agreement.

(f)        No litigation, administrative proceeding or investigation of or before any court or governmental body presently is pending or to its knowledge threatened against the Acquiring Fund or Merger Sub or any of their properties or assets, which, if adversely determined, would result in liability on the part of the Acquiring Fund or Merger Sub, other than as have been disclosed to the Target Fund. The Acquiring Fund and Merger Sub know of no facts that might form the basis for the institution of such proceedings and neither is a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(g)        The authorized capital of the Acquiring Fund consists of an unlimited number of common shares of beneficial interest, par value $0.01 per share, and an unlimited number of preferred shares of beneficial interest, par value $0.01 per share. The Acquiring Fund has [no outstanding shares/an outstanding share], [no] options, warrants, or other rights to subscribe for or purchase any shares of the Acquiring Fund, and has no outstanding securities convertible into shares of the Acquiring Fund immediately prior to the Closing.

(h)        The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund and Merger Sub. This Agreement constitutes a valid and binding obligation of the Acquiring Fund and Merger Sub, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(i)        The Acquiring Fund Shares to be issued and delivered pursuant to the terms of this Agreement will, at the Closing, have been duly authorized. When so issued and delivered, such Acquiring Fund Shares will be duly and validly issued shares of the Acquiring Fund, and will be fully paid and non-assessable by the Acquiring Fund (recognizing that under Massachusetts law, Acquiring Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund).

(j)        The information to be furnished by the Acquiring Fund and Merger Sub for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations.

(k)        From the effective date of the Registration Statement (as defined in Section 5.5) through the time of the meeting of shareholders and on the Closing Date, any written information furnished by the Acquiring Fund and Merger Sub with respect to the Acquiring Fund and Merger Sub for use in the Registration Statement, and any supplement or amendment thereto or to the documents included or incorporated by reference therein, or any other materials provided in connection with the Mergers, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(l)        No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund or Merger Sub of the transactions contemplated herein, except such as have been or will be obtained.

(m)        The Acquiring Fund (i) has filed an election to be treated as an association taxable as a corporation for federal income tax purposes for its taxable year that includes the Closing Date, (ii) will elect to be taxed as a RIC, will qualify for the tax treatment afforded RICs under the Code for its taxable year that includes the Closing Date, and intends to continue to qualify for such treatment for its subsequent taxable years, (iii) will be eligible to compute its federal income tax under Section 852 of the Code for its taxable year that includes the Closing Date, and (iv) will be treated as a separate corporation for federal income tax purposes for the taxable year that includes the Closing Date. The Acquiring Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken which action or failure could cause the Acquiring Fund to fail to qualify as a RIC. Prior to the Closing, the Acquiring Fund will have had no earnings and profits accumulated in any taxable year.

(n)        The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and any state securities laws as it may deem appropriate in order to consummate the transactions hereunder.

(o)        All of the issued and outstanding membership interests in Merger Sub are, and at the Effective Time and on the Closing Date will be, owned by the Acquiring Fund, as the sole member of the Merger Sub, and there are (i) no other membership interests or voting securities of Merger Sub, (ii) no securities of Merger Sub convertible into membership interests or voting securities of Merger Sub and (iii) no options or other rights to acquire from Merger Sub, and no obligations of Merger Sub to issue, any membership interests, voting securities or securities convertible into membership interests or voting securities of Merger Sub.

(p)        Since the date of its organization, Merger Sub has been disregarded as an entity separate from its owner within the meaning of Section 301.7701-3 of the Treasury Regulations. Merger Sub has not elected, and will not elect, to be classified, with effect as of or prior to the Closing Date, as an association taxable as a corporation pursuant to Section 301.7701-3 of the Treasury Regulations.

(q)        The Acquiring Fund has no assets, and will have no assets as of the Closing Date other than as necessary to issue one share to the initial shareholder, and has engaged in no activities other than as necessary to consummate the transactions hereunder.

ARTICLE V

COVENANTS OF THE FUNDS AND MERGER SUBSIDIARY

5.1        OPERATION IN ORDINARY COURSE.    Subject to Sections 1.1(f), and 8.5, each Target Fund will operate its respective business in the ordinary course from the date of this Agreement through the Closing, it being understood that such ordinary course of business will include customary dividends and distributions, and any other distribution necessary or desirable to avoid federal income or excise taxes.

5.2        APPROVAL OF SHAREHOLDERS.    Each Target Fund will call a meeting of its shareholders to consider and act upon this Agreement and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein.

5.3        ADDITIONAL INFORMATION.    Each Target Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund’s shares.

5.4        FURTHER ACTION.    Subject to the provisions of this Agreement, each Fund and Merger Sub will take or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

5.5        PREPARATION OF REGISTRATION STATEMENT AND PROXY MATERIALS. The Funds will prepare and file with the Commission a registration statement on Form N-14 relating to the Acquiring Fund Shares to be issued to Target Fund Shareholders (the “Registration Statement”). The Registration Statement shall include a proxy statement of the Target Funds and a prospectus of the Acquiring Fund relating to the transactions contemplated by this Agreement. The Registration Statement shall be in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended, and the 1940 Act, as applicable. Each party will provide the other party with the materials and information necessary to prepare the Registration Statement, including the proxy statement and related materials (the “Proxy Materials”) for inclusion therein, in connection with the meetings of the Target Funds’ shareholders to consider the approval of this Agreement and the transactions contemplated herein.

5.6        TAX STATUS OF REORGANIZATIONS.    The intention of the parties is that each Merger will qualify as a “reorganization” within the meaning of Section 368(a) of the Code. None of the Target Funds, the Acquiring Fund or Merger Sub shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return), that is inconsistent with such treatment or that results in the failure of the transactions to qualify as “reorganizations” within the meaning of Section 368(a) of the Code. At or prior to the Closing, the parties to this Agreement will take such action, or cause such action to be taken, as is reasonably necessary to enable counsel to render the tax opinion contemplated in Section 8.8.

ARTICLE VI

CONDITION PRECEDENT TO OBLIGATIONS OF EACH TARGET FUND

The obligations of each Target Fund to consummate the transactions provided for herein shall be subject to the fulfillment or waiver of the following condition:

6.1        All representations and warranties of the Acquiring Fund Parties contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if made on and as of the Closing. The Acquiring Fund shall have delivered to each Target Fund a certificate executed in the Acquiring Fund’s name by the Acquiring Fund’s (i) President or Vice President and (ii) Treasurer, in form and substance satisfactory to each Target Fund and dated as of the Closing Date, to such effect and as to such other matters as each Target Fund shall reasonably request.

6.2        The Acquiring Fund Parties shall have performed and complied in all material respects with all terms, conditions, covenants, obligations, agreements and restrictions required by this Agreement to be performed or complied with by it prior to or at the Closing Date.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND PARTIES

The obligations of the Acquiring Fund Parties to consummate the transactions provided for herein shall be subject to the fulfillment or waiver of the following conditions:

7.1        All representations and warranties of each Target Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if made on and as of the Closing. Each Target Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in the Target Fund’s name by the Target Fund’s (i) President or Vice President and (ii) Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

7.2        Each Target Fund shall have performed and complied in all material respects with all terms, conditions, covenants, obligations, agreements and restrictions required by this Agreement to be performed or complied with by it prior to or at the Closing Date.

7.3        Each Target Fund shall have delivered to the Acquiring Fund a statement of the Target Fund’s assets and liabilities, together with a list of the Target Fund’s portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing, certified by the Treasurer of such Target Fund.

7.4        The Target Funds shall have delivered such records, agreements, certificates, instruments and such other documents as the Acquiring Fund Parties shall reasonably request.

7.5        All contracts of each Target Fund set forth on Schedule 7.5 will be terminated with respect to the Target Fund as of the Closing.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT

The obligations of the Funds to consummate the transactions under this Agreement are subject to the fulfillment (or waiver by the affected parties) of the following conditions precedent:

8.1        This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of each Target Fund in accordance with applicable law and the provisions of each Target Fund’s Articles of Incorporation and By-Laws. Notwithstanding anything herein to the contrary, none of the parties may waive the condition set forth in this Section 8.1.

8.2        The Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.

8.3        All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state securities authorities, including any necessary “no-action” positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained.

8.4        The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5        Each Target Fund shall have declared prior to the Valuation Time a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its shareholders at least all of the Target Fund’s investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income excludible from gross income under Section 103(a) of the Code, if any, over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods ending on or before the Closing Date and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any available capital loss carryforward). Prior to the Closing, each Target Fund shall establish an escrow account and set aside assets in the amount of such dividend or dividends to be held solely for the benefit of Target Fund shareholders as of the record date for such dividend.

8.6        The Target Funds shall have received on the Closing Date an opinion from Vedder Price P.C. dated as of the Closing Date, substantially to the effect that:

(a)        The Acquiring Fund has been formed as a voluntary association with transferable shares of beneficial interest commonly referred to as a “Massachusetts business trust,” and is existing under the laws of the Commonwealth of Massachusetts and, to such counsel’s knowledge, has the power as a business trust to own all of its properties and assets and to carry on its business as presently conducted, in each case as described in the definitive joint proxy statement/prospectus as filed with the Commission (the “Joint Proxy Statement/Prospectus”).

(b)        The Merger Sub has been formed as a limited liability company and is existing under the laws of the Commonwealth of Massachusetts.

(c)        The Acquiring Fund is registered as a closed-end management investment company under the 1940 Act, and, to such counsel’s knowledge, such registration under the 1940 Act is in full force and effect.

(d)        Assuming that the Acquiring Fund Shares will be issued in accordance with the terms of this Agreement, the Acquiring Fund Shares to be issued and delivered to the Target Fund Shareholders as provided by this Agreement are duly authorized and upon such delivery will be validly issued and fully paid and non-assessable by the Acquiring Fund, except that, as described in the Joint Proxy Statement/Prospectus, shareholders of the Acquiring Fund may under certain circumstances be held personally liable for its obligations, and no shareholder of the Acquiring Fund has, as such holder, any preemptive rights to acquire, purchase or subscribe for any securities of the Acquiring Fund under the Acquiring Fund’s Declaration of Trust, By-Laws or Massachusetts law.

(e)        The Registration Statement is effective and, to such counsel’s knowledge, no stop order under the 1933 Act pertaining thereto has been issued.

(f)        To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the Commonwealth of Massachusetts is required for consummation by the Acquiring Fund or Merger Sub of the transactions contemplated herein, except as have been obtained.

(g)        The execution and delivery of this Agreement by the Acquiring Fund and Merger Sub, did not, and the consummation by the Acquiring Fund and Merger Sub of the transactions contemplated herein will not, violate the Acquiring Fund’s Declaration of Trust or By-Laws or Merger Sub’s Certificate of Organization or LLC Agreement, respectively.

Insofar as the opinions expressed above relate to or are dependent upon matters that are governed by the laws of the Commonwealth of Massachusetts, Vedder Price P.C. may rely on the opinions of Bingham McCutchen LLP.

8.7        The Acquiring Fund shall have received on the Closing Date an opinion from K&L Gates LLP dated as of the Closing Date, substantially to the effect that:

(a)        Each Target Fund has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Minnesota and to such counsel’s knowledge, has the power to own all of its properties and assets and to carry on its business as presently conducted, in each case as described in the Joint Proxy Statement/Prospectus.

(b)        Each Target Fund is registered as a closed-end management investment company under the 1940 Act, and, to such counsel’s knowledge, such registration under the 1940 Act is in full force and effect.

(c)        To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Minnesota is required for consummation by the Target Funds of the transactions contemplated herein, except as have been obtained.

(d)        To the knowledge of such counsel, each Target Fund has the power to sell, assign, convey, transfer and deliver the assets as contemplated by this Agreement.

(e)        With respect to each Target Fund, the execution and delivery of this Agreement by the Target Fund, did not, and the consummation by the Target Fund of the transactions contemplated herein will not, violate the Target Fund’s Articles of Incorporation or By-Laws (assuming the requisite approval of the Target Fund’s shareholders has been obtained in accordance with its Articles of Incorporation and By-Laws).

Insofar as the opinions expressed above relate to or are dependent upon matters governed by the laws of the State of Minnesota, K&L Gates LLP may rely on the opinion of Dorsey & Whitney LLP.

8.8        With respect to each Merger, the Funds participating in such Merger shall have received on the Closing Date an opinion of Vedder Price P.C. addressed to the Acquiring Fund and the Target Fund substantially to the effect that for federal income tax purposes:

(a)        The merger of the Target Fund with and into Merger Sub pursuant to applicable state laws will constitute a “reorganization” within the meaning of Section 368(a) of the Code and the Acquiring Fund and the Target Fund will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the merger.

(b)        No gain or loss will be recognized by the Acquiring Fund or Merger Sub upon the merger of the Target Fund with and into Merger Sub pursuant to applicable state laws or upon the liquidation of Merger Sub.

(c)        No gain or loss will be recognized by the Target Fund upon the merger of the Target Fund with and into Merger Sub pursuant to applicable state laws.

(d)        No gain or loss will be recognized by the Target Fund Shareholders upon the exchange of their Target Fund shares solely for Acquiring Fund Shares in the merger of the Target Fund with and into Merger Sub pursuant to applicable state laws or upon the liquidation of Merger Sub, except with respect to any cash received in lieu of a fractional Acquiring Fund Share.

(e)        The aggregate basis of the Acquiring Fund Shares received by each Target Fund Shareholder pursuant to the merger (including any fractional Acquiring Fund Share to which a Target Fund Shareholder would be entitled) will be the same as the aggregate basis of the Target Fund shares exchanged for such Acquiring Fund Shares. The holding period of the Acquiring Fund Shares received by each Target Fund Shareholder (including any fractional Acquiring Fund Share to which a shareholder would be entitled) will include the period during which the Target Fund shares exchanged for such Acquiring Fund Shares were held by such shareholder, provided such Target Fund shares are held as capital assets at the time of the merger.

(f)        The basis of the Target Fund’s assets in the hands of Merger Sub will be the same as the basis of such assets in the hands of the Target Fund immediately before the merger. The holding period of the assets of the Target Fund in the hands of Merger Sub will include the period during which those assets were held by the Target Fund.

No opinion will be expressed as to (1) the effect of the mergers on a Target Fund, the Acquiring Fund or any Target Fund Shareholder with respect to any asset (including, without limitation, any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code) as to which any unrealized gain or loss is required to be recognized under federal income tax principles (i) at the end of a taxable year (or on the termination thereof) or (ii) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code, or (2) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

Such opinion shall be based on reasonable assumptions and such representations as Vedder Price P.C. may request of the Funds and Merger Sub, including assumptions and representations regarding the Acquiring Fund tender offers, if any, that may occur after the Mergers. Each Target Fund and the Acquiring Fund Parties will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor any Target Fund may waive the conditions set forth in this Section 8.8.

8.9        For the avoidance of doubt, each Merger is contingent on the consummation of each other Merger, and no Closing will take effect unless the conditions precedent for each Merger have been satisfied or waived.

ARTICLE IX

EXPENSES

9.1        Each Target Fund will bear that portion of the expenses associated with the preparation, printing and mailing of the Joint Proxy Statement/Prospectus, the solicitation of proxy votes and the costs of holding the meetings of such Target Fund up to the amounts incurred by such Target Fund in connection with its last annual meeting of shareholders. The expenses incurred in connection with the Mergers (whether or not the Mergers are consummated) and the liquidation and dissolution described in Section 1.2 in excess of that amount will be borne by the Adviser, Nuveen Fund Advisors or their affiliates. Merger, liquidation and dissolution expenses include, without limitation: (a) expenses associated with the preparation and filing of the Registration Statement and Proxy Materials; (b) postage; (c) printing; (d) accounting fees; (e) legal fees incurred by each Fund; (f) solicitation costs of the transactions; and (g) other related administrative or operational costs. For the purposes of this section, Merger, liquidation and dissolution costs do not include commissions or other transaction costs in connection with any repositioning of the portfolios of the Funds, and each Fund shall bear such costs.

9.2        Each party represents and warrants to the other parties that there is no person or entity entitled to receive any broker’s fees or similar fees or commission payments in connection with structuring the transactions provided for herein.

9.3        Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another party of such expenses would result in the disqualification of a Target Fund or the Acquiring Fund, as the case may be, as a RIC under the Code.

ARTICLE X

ENTIRE AGREEMENT

10.1        The parties agree that no party has made to any other party any representation, warranty and/or covenant not set forth herein, and that this Agreement constitutes the entire agreement between and among the parties.

ARTICLE XI

TERMINATION

11.1        This Agreement may be terminated by the mutual agreement of the parties and such termination may be effected by each Fund’s Chief Administrative Officer, President or any Vice President without further action by the Acquiring Fund Board or a Target Fund Board. In addition, this Agreement may be terminated at or before the Closing Date due to:

(a)        a breach by the non-terminating party of any representation, or warranty, or agreement to be performed at or before the Closing, if not cured within 30 days of the breach and prior to the Closing;

(b)        a condition precedent to the obligations of the terminating party that has not been met or waived and it reasonably appears that it will not or cannot be met; or

(c)        a determination by the Acquiring Fund Board or a Target Fund Board that the consummation of the transactions contemplated herein is not in the best interests of its respective Fund involved in the transactions contemplated by this Agreement.

11.2        In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the Acquiring Fund Board, any Target Fund Board, any Target Fund, the Acquiring Fund, Merger Sub, the adviser to the Acquiring Fund or any Target Fund, the sub-adviser to the Acquiring Fund or any Target Fund, or any officers of such Funds or Merger Sub or such advisers and sub-advisers.

ARTICLE XII

AMENDMENTS

12.1        This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the officers of each Fund subject to the prior review of each Fund’s counsel and the authorization of each Fund’s Board of Trustees or Board of Directors, as applicable; provided, however, that following the meeting of the shareholders of the Target Funds called by each Target Fund pursuant to Section 5.2 of this Agreement, no such amendment, modification or supplement may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Target Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;

LIMITATION OF LIABILITY

13.1        The article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2        This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3        This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

13.4        This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, and no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5        With respect to the Acquiring Fund, it is expressly agreed that the obligations of such Fund hereunder shall not be binding upon any of the Board members, shareholders, nominees, officers, agents, or employees of the Fund personally, but shall bind only the property of the Fund, as provided in the Fund’s Declaration of Trust, which is on file with the Secretary of State of the Commonwealth of Massachusetts. The execution and delivery of this Agreement have been authorized by the Acquiring Fund Board, and signed by authorized officers of the Fund acting as such. Neither the authorization by such Board members nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Fund as provided in the Fund’s Declaration of Trust.

13.6        It is understood and agreed that the use of a single agreement is for administrative convenience only and shall constitute a separate agreement between each Target Fund and the Acquiring Fund, as if each party had executed a separate document. No Fund shall have any liability for the obligations of any other Fund, and the liabilities of each Fund shall be several and not joint.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

AMERICAN STRATEGIC INCOME PORTFOLIO INC.

By:
Name:
Title:

AMERICAN STRATEGIC INCOME PORTFOLIO INC.-II

By:
Name:
Title:

AMERICAN STRATEGIC INCOME PORTFOLIO INC.-III

By:
Name:
Title:

AMERICAN SELECT PORTFOLIO INC.

By:
Name:
Title:

DIVERSIFIED REAL ASSET INCOME FUND

By:
Name:
Title:

DRAIF MERGER SUB, LLC

By:
Name:
Title:

The undersigned is a party to this Agreement for the purposes of Section 9.1 only:

U.S. BANCORP ASSET MANAGEMENT, INC.

By:
Name:
Title:

The undersigned is a party to this Agreement for the purposes of Section 9.1 only:

NUVEEN FUND ADVISORS, LLC

By:
Name:
Title:

Schedule 7.5

American Strategic Income Portfolio, Inc. (ASP)

•	Administration Agreement between American Strategic Income Portfolio, Inc. and U.S. Bancorp Asset Management, Inc. dated July 1, 2005

•	Sub-Administration Agreement between FAF Advisors, Inc. and State Street Bank and Trust Company dated December 15, 2006

•	Sub-Administration Agreement between U.S. Bancorp Asset Management, Inc. and Nuveen Fund Advisors, Inc. dated January 1, 2011

•	Custodian Agreement, as amended, between American Strategic Income Portfolio, Inc. and U.S. Bank National Association dated December 8, 1999

•	Investment Advisory and Management Agreement, as amended, between American Strategic Income Portfolio, Inc. and U.S. Bank National Association dated August 10, 1998

•	Assignment and Assumption Agreement among American Strategic Income Portfolio, Inc., U.S. Bank National Association and U.S. Bancorp Piper Jaffray Asset Management, Inc. dated May 2, 2001

•	Investment Sub-Advisory Agreement between U.S. Bancorp Asset Management, Inc. and Nuveen Asset Management, LLC dated January 1, 2011

•	Investment Sub-Advisory Agreement between U.S. Bancorp Asset Management, Inc. and Nuveen Fund Advisors, Inc. dated January 1, 2011

•	Master Fund Accounting Services Agreement between American Strategic Income Portfolio, Inc. and State Street Bank and Trust Company dated October 3, 2005

•	Master Repurchase Agreement between J.P. Morgan Securities, Inc. and FAF Advisors, Inc., acting as agent for American Strategic Income Portfolio, Inc. dated June 1, 2010

•	Master Repurchase Agreement between Goldman, Sachs & Co. and FAF Advisors, Inc., acting as agent for American Strategic Income Portfolio, Inc. dated December 2, 2010 (unsigned)

•	Master Repurchase Agreement between J.P. Morgan Securities, LLC and Nuveen Asset Management, LLC, acting as agent for American Strategic Income Portfolio, Inc. dated January 1, 2011

•	Master Repurchase Agreement between Merrill Lynch, Pierce, Fenner & Smith, Inc. and Nuveen Asset Management, LLC, acting as agent for American Strategic Income Portfolio, Inc.) dated May 20, 2011

•

Transfer Agency and Stock Transfer Services Agreement, as amended, among U.S. Bancorp Asset Management Closed-End Investment Companies (including American Strategic Income Portfolio, Inc.), EquiServe Inc. and EquiServe Trust Company, N.A. dated October 1, 2002

•

Customer Account Agreement, as amended, between American Strategic Income Portfolio, Inc. and Merrill Lynch Professional Clearing Corp., on behalf of itself and as agent for BofAML Entities, dated July 18, 2011

•	Special Custody and Pledge Agreement among American Strategic Income Portfolio, Inc., Bank of America, N.A., London Branch and U.S. Bank National Association dated July 18, 2011

American Strategic Income Portfolio, Inc.-II (BSP)

•	Administration Agreement between American Strategic Income Portfolio, Inc. II and U.S. Bancorp Asset Management, Inc. dated July 1, 2005

•	Sub-Administration Agreement between FAF Advisors, Inc. and State Street Bank and Trust Company dated December 15, 2006

•	Sub-Administration Agreement between U.S. Bancorp Asset Management, Inc. and Nuveen Fund Advisors, Inc. dated January 1, 2011

•	Custodian Agreement, as amended, between American Strategic Income Portfolio, Inc. II and U.S. Bank National Association dated December 8, 1999

•	Investment Advisory and Management Agreement, as amended, between American Strategic Income Portfolio Inc. II and U.S. Bank National Association dated August 10, 1998

•	Assignment and Assumption Agreement among American Strategic Income Portfolio, Inc. II, U.S. Bank National Association and U.S. Bancorp Piper Jaffray Asset Management, Inc. dated May 2, 2001

•	Investment Sub-Advisory Agreement between U.S. Bancorp Asset Management, Inc. and Nuveen Asset Management, LLC dated January 1, 2011

•	Investment Sub-Advisory Agreement between U.S. Bancorp Asset Management, Inc. and Nuveen Fund Advisors, Inc. dated January 1, 2011

•	Master Fund Accounting Services Agreement between American Strategic Income Portfolio, Inc. II and State Street Bank and Trust Company dated October 3, 2005

•	Master Repurchase Agreement between J.P. Morgan Securities Inc. and FAF Advisors, Inc., acting as agent for American Strategic Income Portfolio, Inc. II dated June 1, 2010

•	Master Repurchase Agreement between Goldman, Sachs & Co. and FAF Advisors, Inc., acting as agent for American Strategic Income Portfolio, Inc. II dated December 2, 2010 (unsigned)

•	Master Repurchase Agreement between J.P. Morgan Securities, LLC and Nuveen Asset Management, LLC, acting as agent for American Strategic Income Portfolio, Inc. II dated January 1, 2011

•	Master Repurchase Agreement between Merrill Lynch, Pierce, Fenner & Smith, Inc. and Nuveen Asset Management, LLC, acting as agent for American Strategic Income Portfolio, Inc. II dated May 20, 2011

•

Transfer Agency and Stock Transfer Services Agreement, as amended, among U.S. Bancorp Asset Management Closed-End Investment Companies (including American Strategic Income Portfolio, Inc. II), EquiServe Inc. and EquiServe Trust Company, N.A. dated October 1, 2002

•

Customer Account Agreement, as amended, between American Strategic Income Portfolio, Inc. II and Merrill Lynch Professional Clearing Corp., on behalf of itself and as agent for BofAML Entities, dated July 18, 2011

•	Special Custody and Pledge Agreement, as amended, among American Strategic Income Portfolio, Inc. II, Bank of America, N.A., London Branch and U.S. Bank National Association dated July 18, 2011

American Strategic Income Portfolio, Inc.-III (CSP)

•	Administration Agreement between American Strategic Income Portfolio, Inc. III and U.S. Bancorp Asset Management, Inc. dated July 1, 2005

•	Sub-Administration Agreement between FAF Advisors, Inc. and State Street Bank and Trust Company dated December 15, 2006

•	Sub-Administration Agreement, Inc. between U.S. Bancorp Asset Management, Inc. and Nuveen Fund Advisors, Inc. dated January 1, 2011

•	Custodian Agreement, as amended, between American Strategic Income Portfolio, Inc. III and U.S. Bank National Association dated December 8, 1999

•	Investment Advisory and Management Agreement, as amended, between American Strategic Income Portfolio, Inc. III and U.S. Bank National Association dated August 10, 1998

•	Assignment and Assumption Agreement among American Strategic Income Portfolio, Inc. III, U.S. Bank National Association and U.S. Bancorp Piper Jaffray Asset Management, Inc. dated May 2, 2001

•	Investment Sub-Advisory Agreement between U.S. Bancorp Asset Management, Inc. and Nuveen Asset Management, LLC dated January 1, 2011

•	Investment Sub-Advisory Agreement between U.S. Bancorp Asset Management, Inc. and Nuveen Fund Advisors, Inc. dated January 1, 2011

•	Master Fund Accounting Services Agreement between American Strategic Income Portfolio, Inc. III and State Street Bank and Trust Company dated October 3, 2005

•	Master Repurchase Agreement between J.P. Morgan Securities Inc. and FAF Advisors, Inc., acting as agent for American Strategic Income Portfolio, Inc. III dated June 1, 2010

•	Master Repurchase Agreement between Goldman, Sachs & Co. and FAF Advisors, Inc., acting as agent for American Strategic Income Portfolio, Inc. III dated December 2, 2010 (unsigned)

•	Master Repurchase Agreement between J.P. Morgan Securities, LLC and Nuveen Asset Management, LLC, acting as agent for American Strategic Income Portfolio, Inc. III dated January 1, 2011

•	Master Repurchase Agreement between Merrill Lynch, Pierce, Fenner & Smith, Inc. and Nuveen Asset Management, LLC, acting as agent for American Strategic Income Portfolio, Inc. III dated May 20, 2011

•

Transfer Agency and Stock Transfer Services Agreement, as amended, among U.S. Bancorp Asset Management Closed-End Investment Companies (including American Strategic Income Portfolio, Inc. III), EquiServe Inc. and EquiServe Trust Company, N.A. dated October 1, 2002

•

Customer Account Agreement, as amended, between American Strategic Income Portfolio, Inc. III and Merrill Lynch Professional Clearing Corp., on behalf of itself and as agent for BofAML Entities, dated July 18, 2011

•	Special Custody and Pledge Agreement among American Strategic Income Portfolio, Inc. III, Bank of America, N.A., London Branch and U.S. Bank National Association dated July 18, 2011

American Select Portfolio, Inc. (SLA)

•	Administration Agreement between American Select Portfolio, Inc. and U.S. Bancorp Asset Management, Inc. dated July 1, 2005

•	Sub-Administration Agreement between FAF Advisors, Inc. and State Street Bank and Trust Company dated December 15, 2006

•	Sub-Administration Agreement between U.S. Bancorp Asset Management, Inc. and Nuveen Fund Advisors, Inc. dated January 1, 2011

•	Custodian Agreement, as amended, between American Select Portfolio, Inc. and U.S. Bank National Association dated December 8, 1999

•	Investment Advisory and Management Agreement, as amended, between American Select Portfolio, Inc. and U.S. Bank National Association dated August 10, 1998

•	Assignment and Assumption Agreement among American Select Portfolio, Inc., U.S. Bank National Association and U.S. Bancorp Piper Jaffray Asset Management, Inc. dated May 2, 2001

•	Investment Sub-Advisory Agreement between U.S. Bancorp Asset Management, Inc. and Nuveen Asset Management, LLC dated January 1, 2011

•	Investment Sub-Advisory Agreement between U.S. Bancorp Asset Management, Inc. and Nuveen Fund Advisors, Inc. dated January 1, 2011

•	Master Fund Accounting Services Agreement between American Select Portfolio, Inc. and State Street Bank and Trust Company dated October 3, 2005

•	Master Repurchase Agreement between J.P. Morgan Securities Inc. and FAF Advisors, Inc., acting as agent for American Select Portfolio, Inc. dated June 1, 2010

•	Master Repurchase Agreement between Goldman, Sachs & Co. and FAF Advisors, Inc., acting as agent for American Select Portfolio, Inc. dated December 2, 2010 (unsigned)

•	Master Repurchase Agreement between J.P. Morgan Securities LLC and Nuveen Asset Management, LLC, acting as agent for American Select Portfolio, Inc. dated January 1, 2011.

•	Master Repurchase Agreement between Merrill Lynch, Pierce, Fenner & Smith Inc. and Nuveen Asset Management, LLC, acting as agent for American Select Portfolio, Inc. dated May 20, 2011

•

Transfer Agency and Stock Transfer Services Agreement, as amended, among U.S. Bancorp Asset Management Closed-End Investment Companies (including American Select Portfolio, Inc.), EquiServe Inc. and EquiServe Trust Company, N.A. dated October 1, 2002

•	Customer Account Agreement, as amended, between American Select Portfolio, Inc. and Merrill Lynch Professional Clearing Corp., on behalf of itself and as agent for BofAML Entities, dated July 18, 2011

•	Special Custody and Pledge Agreement among American Select Portfolio, Inc., Bank of American, N.A., London Branch, and U.S. Bank National Association dated July 18, 2011

APPENDIX B

DATES RELATING TO TARGET FUND SUB-ADVISORY AGREEMENTS

Target Fund	Target Fund Sub- Adviser	Date of Target Fund Sub- Advisory Agreement	Date Target Fund Sub- Advisory Agreement Last Approved by Shareholders	Date Target Fund Sub- Advisory Agreement Last Approved For Continuance by Board
Strategic Income Portfolio	Nuveen Fund Advisors	January 1, 2011	December 17, 2010	June 17–18, 2013
	Nuveen Asset Management	January 1, 2011	December 17, 2010	June 17–18, 2013
Strategic Income Portfolio II	Nuveen Fund Advisors	January 1, 2011	December 17, 2010	June 17–18, 2013
	Nuveen Asset Management	January 1, 2011	December 17, 2010	June 17–18, 2013
Strategic Income Portfolio III	Nuveen Fund Advisors	January 1, 2011	December 17, 2010	June 17–18, 2013
	Nuveen Asset Management	January 1, 2011	December 17, 2010	June 17–18, 2013
Select Portfolio	Nuveen Fund Advisors	January 1, 2011	December 17, 2010	June 17–18, 2013
	Nuveen Asset Management	January 1, 2011	December 17, 2010	June 17–18, 2013

B-1

APPENDIX C

TARGET FUND SUB-ADVISORY FEE RATES AND AGGREGATE TARGET FUND SUB-ADVISORY FEES PAID

Target Fund	Fiscal Year End	Target Fund Sub-Adviser	Fee Rate Under Target Fund Sub- Advisory Agreement	Fees Paid to the Target Fund Sub- Adviser During Last Fiscal Year	Total Net Assets as of August 31, 2013
Strategic Income Portfolio	August 31, 2013	Nuveen Fund Advisors	1.50% of daily gross income accrued during the month(1)	$57,902	$48,389,928
	August 31, 2013	Nuveen Asset Management	0.10% of average weekly net assets and 3.00% of daily gross income accrued during the month(2)	$168,816	$48,389,928
Strategic Income Portfolio II	August 31, 2013	Nuveen Fund Advisors	1.50% of daily gross income accrued during the month(1)	$172,846	$144,675,846
	August 31, 2013	Nuveen Asset Management	0.10% of average weekly net assets and 3.00% of daily gross income accrued during the month(2)	$506,117	$144,675,846
Strategic Income Portfolio III	August 31, 2013	Nuveen Fund Advisors	1.50% of daily gross income accrued during the month(1)	$210,705	$161,860,451
	August 31, 2013	Nuveen Asset Management	0.10% of average weekly net assets and 3.00% of daily gross income accrued during the month(2)	$594,209	$161,860,451
Select Portfolio	August 31, 2013	Nuveen Fund Advisors	0.10% of average weekly net assets	$127,847	$119,741,377
	August 31, 2013	Nuveen Asset Management	0.30% of average weekly net assets	$383,542	$119,741,377

(1)	The monthly sub-advisory fee may not exceed, in the aggregate, 1/12 of 0.175% of the Target Fund’s average weekly net assets during the month (approximately 0.175% on an annual basis).

(2)	The monthly sub-advisory fee may not exceed, in the aggregate, 1/12 of 0.45% of the Target Fund’s average weekly net assets during the month (approximately 0.45% on an annual basis).

C-1

APPENDIX D

FEE RATES AND NET ASSETS OF OTHER FUNDS ADVISED BY TARGET FUND SUB-ADVISERS WITH SIMILAR INVESTMENT OBJECTIVES AS THE TARGET FUNDS

None.

D-1

APPENDIX E

OFFICERS AND DIRECTORS OF NUVEEN FUND ADVISORS

The following table provides the names of the Directors and Principal Executive Officers of Nuveen Fund Advisors and their principal occupation and position(s). The address of each Director and Principal Officer of Nuveen Fund Advisors listed below is c/o Nuveen Investments, 333 West Wacker Drive, Chicago, IL 60606. Currently, none of the persons listed below holds any position with the Target Funds.

Name	Position(s) with Nuveen Fund Advisors
William Adams IV	Co-President
Thomas S. Schreier, Jr.	Co-President
Kevin J. McCarthy	Managing Director, Co-General Counsel and Assistant Secretary
Kathleen L. Prudhomme	Managing Director, Co-General Counsel and Assistant Secretary
Gifford R. Zimmerman	Managing Director, Co-General Counsel and Assistant Secretary
Joseph T. Castro	Managing Director, Chief Compliance Officer and UCITS Compliance Manager
Scott S. Grace	Managing Director and Treasurer
Sherri A. Hlavacek	Managing Director and Controller
Stuart J. Cohen	Managing Director and Assistant Secretary
John L. MacCarthy	Executive Vice President and Secretary
Margo L. Cook	Executive Vice President, Investment Services
Robert D. Luse	Executive Vice President
Stephen D. Foy	Senior Vice President
Timothy N. Kafesjian	Senior Vice President
Lucas A Satre	Senior Vice President and Assistant Secretary
Margaret Panopoulos	Vice President and UCITS Compliance Manager
Diane S. Meggs	Vice President

OFFICERS AND DIRECTORS OF NUVEEN ASSET MANAGEMENT

The following table provides the names of the Directors and Principal Officers of Nuveen Asset Management and their principal occupation and position(s). The address of each Director and Principal Officer of Nuveen Asset Management listed below is c/o Nuveen Investments, 333 West Wacker Drive, Chicago, IL 60606. Currently, none of the persons listed below holds any position with the Target Funds.

Name	Position(s) with Nuveen Asset Management
William T. Huffman	President
Thomas S. Schreier, Jr.	Chairman
Kevin J. McCarthy	Managing Director, Associate General Counsel and Assistant Secretary
Kathleen L. Prudhomme	Managing Director, Associate General Counsel and Assistant Secretary
Gifford R. Zimmerman	Managing Director, Associate General Counsel and Assistant Secretary
Stuart J. Cohen	Managing Director, Associate General Counsel and Assistant Secretary
Charles R. Manzoni, Jr.	Managing Director, Chief Operating Officer and General Counsel
Scott S. Grace	Managing Director and Treasurer
Sherri A. Hlavacek	Managing Director and Controller
John L. MacCarthy	Executive Vice President and Secretary
Robert D. Luse	Executive Vice President
Timothy N. Kafesjian	Senior Vice President
Lucas A. Satre	Senior Vice President and Assistant Secretary
Mark Slevin	Senior Vice President
Diane S. Meggs	Vice President and Chief Compliance Officer

E-1

APPENDIX F

FORMS OF NEW TARGET FUND SUB-ADVISORY AGREEMENTS

FORM OF

INVESTMENT SUB-ADVISORY AGREEMENT

AMERICAN STRATEGIC INCOME PORTFOLIO INC.

THIS AGREEMENT is made as of the      day of             , 2014, between U.S. Bancorp Asset Management, Inc., a Delaware corporation (the “Advisor”) and Nuveen Fund Advisors, LLC, a Delaware limited liability company (the “Sub-Advisor”).

WHEREAS, the Advisor acts as the investment advisor for American Strategic Income Portfolio Inc. (the “Fund”), a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), pursuant to an investment advisory agreement between the Advisor and the Fund (the “Advisory Agreement”);

WHEREAS, the Advisor desires to retain the Sub-Advisor to furnish sub-investment advisory services for the Fund, upon the terms and conditions hereafter set forth;

NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants contained herein, the parties agree as follows:

1.        Appointment of Sub-Advisor. The Advisor desires to engage and hereby appoints the Sub-Advisor to provide certain sub-investment advisory services to the Fund for the period and on the terms set forth in this Agreement. The Sub-Advisor accepts the appointment and agrees to furnish the services described herein for the compensation set forth below.

2.        Duties of Sub-Advisor.

The Sub-Advisor is hereby employed and authorized to perform the following sub-investment advisory services on behalf of the Fund: (a) assist in the supervision of the Fund’s investment program; (b) monitor the level of risk incurred by the Fund in connection with its investment program; (c) manage the forms and levels of leverage employed by the Fund, negotiate the terms and conditions of leverage facilities and monitor the Fund’s compliance with leverage limits imposed under the 1940 Act; (d) provide assistance in connection with determining dividend and distribution levels for the Fund; (e) provide tax advice on issues arising in connection with management of the Fund’s portfolio; and (f) assist with pricing the Fund’s portfolio securities, provided that Sub-Advisor shall not be liable for any valuation determined or adopted by the Fund, unless such determination is made based upon information provided by the Sub-Advisor that is materially incorrect or incomplete as a result of the Sub-Advisor’s gross negligence.

The Advisor has furnished to the Sub-Advisor the Fund’s compliance procedures pursuant to Rules 10f-3, 17a-7, and 17e-1 under the 1940 Act (collectively, the “Compliance Procedures”), the Articles of Incorporation and Bylaws of the Fund, each as amended to date (the “Charter Documents”), and the Fund’s investment objective(s), policies and restrictions. The Advisor agrees, on an ongoing basis, to provide to the Sub-Advisor, as promptly as practicable, copies of all amendments and supplements to the Compliance Procedures, all amendments to the Charter Documents and all revisions to the Fund’s investment objective(s), policies and restrictions.

3.        Information Provided to the Advisor.

(a)        The Sub-Advisor will keep the Advisor informed of developments materially affecting the Fund and will, on its own initiative, furnish the Advisor from time to time with whatever information the Sub-Advisor believes is appropriate for this purpose.

(b)        The Sub-Advisor will confer with the Advisor as the Advisor may reasonably request regarding the investment and management of the Fund. The Sub-Advisor will not be required to advise the Advisor or act for the Advisor or the Fund in any legal proceedings, including bankruptcies or class actions, involving securities in the Fund or the issuers of the securities.

(c)        The Sub-Advisor agrees to comply with all reporting requirements that the Board of Directors of the Fund (the “Board”) or the Advisor reasonably adopt and communicate to the Sub-Advisor in writing.

(d)        The Sub-Advisor has provided the Advisor with a true and complete copy of its compliance policies and procedures that are reasonably designed to prevent violations of the “federal securities laws” (as such term is defined in Rule 38a-1 under the 1940 Act) and Rule 206(4)-7 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) (the “Sub-Advisor Compliance Policies”). The Sub-Advisor’s chief compliance officer (the “Sub-Advisor CCO”) shall provide to the Fund’s chief compliance officer (the “Fund CCO”) or his or her delegate, promptly (and in no event more than 10 business days) after the occurrence of the triggering event, the following:

(i)        a report of any material changes to the Sub-Advisor Compliance Policies;

(ii)        a report of any “material compliance matters,” as defined by Rule 38a-1 under the 1940 Act, that have occurred in connection with the Sub-Advisor Compliance Policies;

(iii)        a copy of a summary of the Sub-Advisor CCO’s report with respect to the annual review of the Sub-Advisor Compliance Policies pursuant to Rule 206(4)-7 under the Advisers Act; and

(iv)        an annual (or more frequently as the Fund CCO may request) certification regarding the Sub-Advisor’s compliance with Rule 206(4)-7 under the Advisers Act and Section 38a-1 under the 1940 Act as well as the foregoing sub-paragraphs (i) - (iii).

(e)        The Sub-Advisor will timely notify the Advisor of any material violations by the Sub-Advisor of the Fund’s investment policies or restrictions or any applicable law or regulation.

4.        Standard of Care. The Sub-Advisor shall exercise its best judgment in rendering the services described in paragraph 2 above. The Sub-Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or the Advisor in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Sub-Advisor’s part in the performance of its duties or from reckless disregard by the Sub-Advisor of its obligations and duties under this Agreement (each such act or omission shall be referred to as “Disqualifying Conduct”). Neither the Sub-Advisor nor its members, partners, officers, employees and agents shall be liable to the Advisor, the Fund, its shareholders or any other person (a) for the acts, omissions, errors of judgment or mistakes of law of any other fiduciary or other person with respect to the Fund or (b) for any failure or delay in performance of the Sub-Advisor’s obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control, including, without limitation, acts of civil or military authority, national emergencies, labor difficulties, fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply.

5.        Compensation. In consideration of the services rendered pursuant to this Agreement, the Advisor will pay the Sub-Advisor on the fifth business day of each month a fee for the previous month according to the attached Schedule A. The fee for the period from the date of this Agreement to the end of the calendar month shall be prorated according to the proportion that such period bears to the full monthly period. Upon any termination of this Agreement before the end of a month, the fee for such part of that month shall be prorated according to the proportion that such period bears to the full monthly period and shall be payable upon the date of termination of this Agreement.

6.        Expenses. The Sub-Advisor will bear all of its expenses in connection with the performance of its services under this Agreement. All other expenses to be incurred in the operation of the Fund will be borne by the Fund, except to the extent specifically assumed by the Sub-Advisor. The expenses to be borne by the Fund include, by way of example, but not by way of limitation, (a) brokerage and commission expenses; (b) Federal, state, local and foreign taxes, including issue and transfer taxes incurred by or levied on the Fund; (c) interest charges on borrowings; (d) the Fund’s organizational and offering expenses; (e) fees and expenses of registering the Fund’s shares under the appropriate Federal securities laws and qualifying the Fund’s shares under applicable state securities laws; (f) fees and expenses of listing and maintaining the listing of the Fund’s shares on the principal securities exchanges where listed, or, if the Fund’s shares are not so listed, fees and expenses of listing and maintaining the quotation of the Fund’s shares on the principal securities market where traded; (g) expenses of printing and distributing reports to shareholders; (h) expenses of shareholders’ meetings and proxy solicitation; (i) charges and expenses of the Fund’s administrator, custodian and registrar, transfer agent and dividend disbursing agent; (j) expenses incident to foreclosure on property underlying mortgage loans; (k) fees of outside parties retained to assist in conducting due diligence respecting Whole Loans and Participation Mortgages, as defined in the Fund’s Registration Statement on Form N-2; (l) compensation of the Fund’s officers, directors and employees that are not affiliated persons or interested persons (as defined in Section 2(a)(19) of the 1940 Act and the rules, regulations and releases relating thereto) of the Advisor or Sub-Advisor; (m) legal and auditing expenses; (n) cost of certificates representing shares of the fund; (o) costs of stationery and supplies; (p) insurance expenses; and (q) association membership dues.

7.        Services to Other Companies or Accounts. The Advisor understands that the Sub-Advisor now acts, will continue to act and may act in the future as investment advisor to fiduciary and other managed accounts and as investment advisor to other investment companies, and the Advisor has no objection to the Sub-Advisor so acting, provided that whenever the Fund and one or more other accounts or investment companies advised by the Sub-Advisor have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a methodology believed to be equitable to each entity. The Sub-Advisor agrees to similarly allocate opportunities to sell securities. The Advisor recognizes that, in some cases, this procedure may limit the size of the position that may be acquired or sold for the Fund. In addition, the Advisor understands that the persons employed by the Sub-Advisor to assist in the performance of the Sub-Advisor’s duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict the right of the Sub-Advisor or any affiliate of the Sub-Advisor to engage in and devote time and attention to other business or to render services of whatever kind or nature.

8.        Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Advisor hereby agrees that all records which it specifically maintains for the Fund are the property of the Fund and further agrees to surrender promptly to the Fund copies of any of such records upon the Fund’s or the Advisor’s request. The Sub-Advisor further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records relating to its activities hereunder required to be maintained by Rule 31a-1 under the 1940 Act and to preserve the records relating to its activities hereunder required by Rule 204-2 under the Advisers Act for the period specified in said Rule.

9.        Term of Agreement. Unless sooner terminated, this Agreement shall continue in effect until                     ,         . Thereafter, this Agreement shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by the Board in the manner required by the 1940 Act. This Agreement is terminable, without penalty, on 60 days’ written notice (the date of termination may be less than 60 days after the written notice of termination so long as the duration of the notice period is agreed upon by the Advisor and Sub-Advisor) by the Advisor, by the Fund’s Board, by vote of a majority of the Fund’s outstanding voting securities, or by the Sub-Advisor, and will immediately terminate upon termination of the Advisory Agreement. This Agreement also will terminate automatically in the event of its assignment (as defined in the 1940 Act).

10.        Indemnification. (a) The Advisor agrees to indemnify and hold harmless the Sub-Advisor and its members, partners, officers, employees, agents, successors and assigns (each a “Sub-Advisor Indemnified Person”) from and against any and all claims, losses, liabilities or damages (including reasonable attorneys’ fees and other related expenses) to which any Sub-Advisor Indemnified Person may become subject as a result of the Advisor’s material breach of this Agreement or as a result of the Advisor’s willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties hereunder or violation of applicable law; provided, however, that no Sub-Advisor Indemnified Person shall be indemnified for any claim, loss, liability or damage that may be sustained as a result of the Sub-Advisor’s Disqualifying Conduct.

(b)        The Sub-Advisor agrees to indemnify and hold harmless the Advisor and the Fund and their respective shareholders, members, partners, directors, officers, employees, agents, successors and assigns (each an “Advisor Indemnified Person”) from and against any and all claims, losses, liabilities or damages (including reasonable attorney’s fees and other related expenses) to which any Advisor Indemnified Person may become subject as a result of the Sub-Advisor’s material breach of this Agreement or as a result of the Sub-Advisor’s willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties hereunder or violation of applicable law; provided, however, that no Advisor Indemnified Person shall be indemnified for any claim, loss, liability or damage that may be sustained as a result of the Advisor’s Disqualifying Conduct.

11.        Delegation to Third Parties. Except where prohibited by applicable law or regulation, the Sub-Advisor may delegate or may employ a third party to perform any accounting, administrative, reporting and ancillary services required to enable the Sub-Advisor to perform its functions under this Agreement. Notwithstanding any other provision of the Agreement, the Sub-Advisor may provide information about the Advisor and the Fund to any such third party for the purposes of this paragraph, provided that the third party is subject to a confidentiality agreement that specifically prevents the misuse of any such information, including portfolio holdings. The Sub-Advisor will act in good faith and with due diligence in the selection, use and monitoring of third parties and shall be solely responsible for any loss, mistake, gross negligence or misconduct caused by such third party.

12.        Disclosure. Neither the Advisor, on its own behalf or on behalf of the Fund, or the Sub-Advisor shall disclose information of a confidential nature acquired in consequence of this Agreement, except for information that they may be entitled or bound to disclose by law, regulation or that is disclosed to their advisors where reasonably necessary for the performance of their professional services or, in the case of the Sub-Advisor, as permitted in accordance with Section 11 of this Agreement.

13.        Instructions to Custodian. The Sub-Advisor shall have authority to issue to the Fund’s custodian such instructions as it may consider appropriate in connection with the settlement of any transaction relating to the Fund that it has initiated. The Advisor shall ensure that the Fund’s custodian is obliged to comply with any instructions of the Sub-Advisor given in accordance with this Agreement. The Sub-Advisor will not be responsible for supervising the Fund’s custodian.

14.        Representations and Warranties. (a) The Advisor represents and warrants to the Sub-Advisor that the Advisor:

(i)        has full power and authority to appoint the Sub-Advisor to manage the Fund in accordance with the terms of this Agreement; and

(ii)        this Agreement is valid and has been duly authorized by appropriate action of the Advisor, the Board and the Fund’s shareholders, does not violate any obligation by which the Advisor is bound, and when so executed and delivered, will be binding upon the Advisor in accordance with its terms subject to applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally and general principles of equity.

(b)        The Sub-Advisor represents and warrants to the Advisor that the Sub-Advisor:

(i)        is registered as an “investment adviser” under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect;

(ii)        is not currently the subject of, and has not been the subject of during the last three (3) years, any enforcement action by a regulator, except as previously disclosed to the Advisor; and

(iii)        maintains insurance coverage in an appropriate amount and shall upon request provide to the Advisor any information it may reasonably require concerning the amount of or scope of such insurance.

15.        Miscellaneous.

(a)        Notices. All notices provided for by this Agreement shall be in writing and shall be deemed given when received, against appropriate receipt, by the General Counsel of the Advisor or Sub-Advisor, as the case may be, or such other person as a party shall designate by notice to the other parties.

(b)        Amendment. This Agreement may be amended at any time, but only by written agreement between the Advisor and the Sub-Advisor, which amendment must be approved by the Board in the manner required by the 1940 Act.

(c)        Entire Agreement. This Agreement constitutes the entire agreement among the parties hereto and supersedes any prior agreement among the parties relating to the subject matter hereof.

(d)        Severability. If any provision of this Agreement will be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement will not be affected thereby.

(e)        Headings. The paragraph headings of this Agreement are for convenience of reference and do not constitute a part hereof.

(f)        Governing Law. This Agreement shall be governed in accordance with the internal laws of the State of Minnesota, without giving effect to principles of conflict of laws.

(g)        Use of Sub-Advisor’s Name. The Advisor shall furnish to the Sub-Advisor all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution which refers to the Sub-Advisor by name prior to the use thereof. The Advisor shall not use or cause the Fund to use any such materials if the Sub-Advisor reasonably objects to such use. This paragraph shall survive the termination of this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective duly authorized representatives as of the date first written above.

U.S. Bancorp Asset Management, Inc.

By:

Name:

Title:

Nuveen Fund Advisors, LLC

By:

Name:

Title:

Schedule A

Pursuant to Section 5, the Advisor shall pay the Sub-Advisor, for services rendered to the Fund, a monthly sub-advisory fee in an amount equal to 1.5% of the Fund’s daily gross income (i.e., investment income including amortization of discount income, other than gains from the sale of securities or gains received from options and futures contracts less interest on money borrowed by the Fund) accrued by the Fund during the month but such monthly management fee shall not exceed in the aggregate 1/12th of 0.175% of the Fund’s average weekly net assets during the month (approximately 0.175% on an annual basis). Average weekly net assets shall be calculated in the same manner as is used to determine the fee paid by the Fund to the Advisor under the Advisory Agreement.

FORM OF

INVESTMENT SUB-ADVISORY AGREEMENT AMERICAN STRATEGIC INCOME PORTFOLIO INC.-II

THIS AGREEMENT is made as of the      day of             , 2014, between U.S. Bancorp Asset Management, Inc., a Delaware corporation (the “Advisor”) and Nuveen Fund Advisors, LLC, a Delaware limited liability company (the “Sub-Advisor”).

WHEREAS, the Advisor acts as the investment advisor for American Strategic Income Portfolio Inc.-II (the “Fund”), a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), pursuant to an investment advisory agreement between the Advisor and the Fund (the “Advisory Agreement”);

WHEREAS, the Advisor desires to retain the Sub-Advisor to furnish sub-investment advisory services for the Fund, upon the terms and conditions hereafter set forth;

NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants contained herein, the parties agree as follows:

1.        Appointment of Sub-Advisor. The Advisor desires to engage and hereby appoints the Sub-Advisor to provide certain sub-investment advisory services to the Fund for the period and on the terms set forth in this Agreement. The Sub-Advisor accepts the appointment and agrees to furnish the services described herein for the compensation set forth below.

2.        Duties of Sub-Advisor.

The Sub-Advisor is hereby employed and authorized to perform the following sub-investment advisory services on behalf of the Fund: (a) assist in the supervision of the Fund’s investment program; (b) monitor the level of risk incurred by the Fund in connection with its investment program; (c) manage the forms and levels of leverage employed by the Fund, negotiate the terms and conditions of leverage facilities and monitor the Fund’s compliance with leverage limits imposed under the 1940 Act; (d) provide assistance in connection with determining dividend and distribution levels for the Fund; (e) provide tax advice on issues arising in connection with management of the Fund’s portfolio; and (f) assist with pricing the Fund’s portfolio securities, provided that Sub-Advisor shall not be liable for any valuation determined or adopted by the Fund, unless such determination is made based upon information provided by the Sub-Advisor that is materially incorrect or incomplete as a result of the Sub-Advisor’s gross negligence.

The Advisor has furnished to the Sub-Advisor the Fund’s compliance procedures pursuant to Rules 10f-3, 17a-7, and 17e-1 under the 1940 Act (collectively, the “Compliance Procedures”), the Articles of Incorporation and Bylaws of the Fund, each as amended to date (the “Charter Documents”), and the Fund’s investment objective(s), policies and restrictions. The Advisor agrees, on an ongoing basis, to provide to the Sub-Advisor, as promptly as practicable, copies of all amendments and supplements to the Compliance Procedures, all amendments to the Charter Documents and all revisions to the Fund’s investment objective(s), policies and restrictions.

3.        Information Provided to the Advisor.

(a)        The Sub-Advisor will keep the Advisor informed of developments materially affecting the Fund and will, on its own initiative, furnish the Advisor from time to time with whatever information the Sub-Advisor believes is appropriate for this purpose.

(b)        The Sub-Advisor will confer with the Advisor as the Advisor may reasonably request regarding the investment and management of the Fund. The Sub-Advisor will not be required to advise the Advisor or act for the Advisor or the Fund in any legal proceedings, including bankruptcies or class actions, involving securities in the Fund or the issuers of the securities.

(c)        The Sub-Advisor agrees to comply with all reporting requirements that the Board of Directors of the Fund (the “Board”) or the Advisor reasonably adopt and communicate to the Sub-Advisor in writing.

(d)        The Sub-Advisor has provided the Advisor with a true and complete copy of its compliance policies and procedures that are reasonably designed to prevent violations of the “federal securities laws” (as such term is defined in Rule 38a-1 under the 1940 Act) and Rule 206(4)-7 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) (the “Sub-Advisor Compliance Policies”). The Sub-Advisor’s chief compliance officer (the “Sub-Advisor CCO”) shall provide to the Fund’s chief compliance officer (the “Fund CCO”) or his or her delegate, promptly (and in no event more than 10 business days) after the occurrence of the triggering event, the following:

(i)        a report of any material changes to the Sub-Advisor Compliance Policies;

(ii)        a report of any “material compliance matters,” as defined by Rule 38a-1 under the 1940 Act, that have occurred in connection with the Sub-Advisor Compliance Policies;

(iii)        a copy of a summary of the Sub-Advisor CCO’s report with respect to the annual review of the Sub-Advisor Compliance Policies pursuant to Rule 206(4)-7 under the Advisers Act; and

(iv)        an annual (or more frequently as the Fund CCO may request) certification regarding the Sub-Advisor’s compliance with Rule 206(4)-7 under the Advisers Act and Section 38a-1 under the 1940 Act as well as the foregoing sub-paragraphs (i) - (iii).

(e)        The Sub-Advisor will timely notify the Advisor of any material violations by the Sub-Advisor of the Fund’s investment policies or restrictions or any applicable law or regulation.

4.        Standard of Care. The Sub-Advisor shall exercise its best judgment in rendering the services described in paragraph 2 above. The Sub-Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or the Advisor in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Sub-Advisor’s part in the performance of its duties or from reckless disregard by the Sub-Advisor of its obligations and duties under this Agreement (each such act or omission shall be referred to as “Disqualifying Conduct”). Neither the Sub-Advisor nor its members, partners, officers, employees and agents shall be liable to the Advisor, the Fund, its shareholders or any other person (a) for the acts, omissions, errors of judgment or mistakes of law of any other fiduciary or other person with respect to the Fund or (b) for any failure or delay in performance of the Sub-Advisor’s obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control, including, without limitation, acts of civil or military authority, national emergencies, labor difficulties, fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply.

5.        Compensation. In consideration of the services rendered pursuant to this Agreement, the Advisor will pay the Sub-Advisor on the fifth business day of each month a fee for the previous month according to the attached Schedule A. The fee for the period from the date of this Agreement to the end of the calendar month shall be prorated according to the proportion that such period bears to the full monthly period. Upon any termination of this Agreement before the end of a month, the fee for such part of that month shall be prorated according to the proportion that such period bears to the full monthly period and shall be payable upon the date of termination of this Agreement.

6.        Expenses. The Sub-Advisor will bear all of its expenses in connection with the performance of its services under this Agreement. All other expenses to be incurred in the operation of the Fund will be borne by the Fund, except to the extent specifically assumed by the Sub-Advisor. The expenses to be borne by the Fund include, by way of example, but not by way of limitation, (a) brokerage and commission expenses; (b) Federal, state, local and foreign taxes, including issue and transfer taxes incurred by or levied on the Fund; (c) interest charges on borrowings; (d) the Fund’s organizational and offering expenses; (e) fees and expenses of registering the Fund’s shares under the appropriate Federal securities laws and qualifying the Fund’s shares under applicable state securities laws; (f) fees and expenses of listing and maintaining the listing of the Fund’s shares on the principal securities exchanges where listed, or, if the Fund’s shares are not so listed, fees and expenses of listing and maintaining the quotation of the Fund’s shares on the principal securities market where traded; (g) expenses of printing and distributing reports to shareholders; (h) expenses of shareholders’ meetings and proxy solicitation; (i) charges and expenses of the Fund’s administrator, custodian and registrar, transfer agent and dividend disbursing agent; (j) expenses incident to foreclosure on property underlying mortgage loans; (k) fees of outside parties retained to assist in conducting due diligence respecting Whole Loans and Participation Mortgages, as defined in the Fund’s Registration Statement on Form N-2; (l) compensation of the Fund’s officers, directors and employees that are not affiliated persons or interested persons (as defined in Section 2(a)(19) of the 1940 Act and the rules, regulations and releases relating thereto) of the Advisor or Sub-Advisor; (m) legal and auditing expenses; (n) cost of certificates representing shares of the fund; (o) costs of stationery and supplies; (p) insurance expenses; and (q) association membership dues.

7.        Services to Other Companies or Accounts. The Advisor understands that the Sub-Advisor now acts, will continue to act and may act in the future as investment advisor to fiduciary and other managed accounts and as investment advisor to other investment companies, and the Advisor has no objection to the Sub-Advisor so acting, provided that whenever the Fund and one or more other accounts or investment companies advised by the Sub-Advisor have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a methodology believed to be equitable to each entity. The Sub-Advisor agrees to similarly allocate opportunities to sell securities. The Advisor recognizes that, in some cases, this procedure may limit the size of the position that may be acquired or sold for the Fund. In addition, the Advisor understands that the persons employed by the Sub-Advisor to assist in the performance of the Sub-Advisor’s duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict the right of the Sub-Advisor or any affiliate of the Sub-Advisor to engage in and devote time and attention to other business or to render services of whatever kind or nature.

8.        Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Advisor hereby agrees that all records which it specifically maintains for the Fund are the property of the Fund and further agrees to surrender promptly to the Fund copies of any of such records upon the Fund’s or the Advisor’s request. The Sub-Advisor further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records relating to its activities hereunder required to be maintained by Rule 31a-1 under the 1940 Act and to preserve the records relating to its activities hereunder required by Rule 204-2 under the Advisers Act for the period specified in said Rule.

9.        Term of Agreement. Unless sooner terminated, this Agreement shall continue in effect until                     ,         . Thereafter, this Agreement shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by the Board in the manner required by the 1940 Act. This Agreement is terminable, without penalty, on 60 days’ written notice (the date of termination may be less than 60 days after the written notice of termination so long as the duration of the notice period is agreed upon by the Advisor and Sub-Advisor) by the Advisor, by the Fund’s Board, by vote of a majority of the Fund’s outstanding voting securities, or by the Sub-Advisor, and will immediately terminate upon termination of the Advisory Agreement. This Agreement also will terminate automatically in the event of its assignment (as defined in the 1940 Act).

10.        Indemnification. (a) The Advisor agrees to indemnify and hold harmless the Sub-Advisor and its members, partners, officers, employees, agents, successors and assigns (each a “Sub-Advisor Indemnified Person”) from and against any and all claims, losses, liabilities or damages (including reasonable attorneys’ fees and other related expenses) to which any Sub-Advisor Indemnified Person may become subject as a result of the Advisor’s material breach of this Agreement or as a result of the Advisor’s willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties hereunder or violation of applicable law; provided, however, that no Sub-Advisor Indemnified Person shall be indemnified for any claim, loss, liability or damage that may be sustained as a result of the Sub-Advisor’s Disqualifying Conduct.

(b)        The Sub-Advisor agrees to indemnify and hold harmless the Advisor and the Fund and their respective shareholders, members, partners, directors, officers, employees, agents, successors and assigns (each an “Advisor Indemnified Person”) from and against any and all claims, losses, liabilities or damages (including reasonable attorney’s fees and other related expenses) to which any Advisor Indemnified Person may become subject as a result of the Sub-Advisor’s material breach of this Agreement or as a result of the Sub-Advisor’s willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties hereunder or violation of applicable law; provided, however, that no Advisor Indemnified Person shall be indemnified for any claim, loss, liability or damage that may be sustained as a result of the Advisor’s Disqualifying Conduct.

11.        Delegation to Third Parties. Except where prohibited by applicable law or regulation, the Sub-Advisor may delegate or may employ a third party to perform any accounting, administrative, reporting and ancillary services required to enable the Sub-Advisor to perform its functions under this Agreement. Notwithstanding any other provision of the Agreement, the Sub-Advisor may provide information about the Advisor and the Fund to any such third party for the purposes of this paragraph, provided that the third party is subject to a confidentiality agreement that specifically prevents the misuse of any such information, including portfolio holdings. The Sub-Advisor will act in good faith and with due diligence in the selection, use and monitoring of third parties and shall be solely responsible for any loss, mistake, gross negligence or misconduct caused by such third party.

12.        Disclosure. Neither the Advisor, on its own behalf or on behalf of the Fund, or the Sub-Advisor shall disclose information of a confidential nature acquired in consequence of this Agreement, except for information that they may be entitled or bound to disclose by law, regulation or that is disclosed to their advisors where reasonably necessary for the performance of their professional services or, in the case of the Sub-Advisor, as permitted in accordance with Section 11 of this Agreement.

13.        Instructions to Custodian. The Sub-Advisor shall have authority to issue to the Fund’s custodian such instructions as it may consider appropriate in connection with the settlement of any transaction relating to the Fund that it has initiated. The Advisor shall ensure that the Fund’s custodian is obliged to comply with any instructions of the Sub-Advisor given in accordance with this Agreement. The Sub-Advisor will not be responsible for supervising the Fund’s custodian.

14.        Representations and Warranties. (a) The Advisor represents and warrants to the Sub-Advisor that the Advisor:

(i)        has full power and authority to appoint the Sub-Advisor to manage the Fund in accordance with the terms of this Agreement; and

(ii)        this Agreement is valid and has been duly authorized by appropriate action of the Advisor, the Board and the Fund’s shareholders, does not violate any obligation by which the Advisor is bound, and when so executed and delivered, will be binding upon the Advisor in accordance with its terms subject to applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally and general principles of equity.

(b)        The Sub-Advisor represents and warrants to the Advisor that the Sub-Advisor:

(i)        is registered as an “investment adviser” under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect;

(ii)        is not currently the subject of, and has not been the subject of during the last three (3) years, any enforcement action by a regulator, except as previously disclosed to the Advisor; and

(iii)        maintains insurance coverage in an appropriate amount and shall upon request provide to the Advisor any information it may reasonably require concerning the amount of or scope of such insurance.

15.        Miscellaneous.

(a)        Notices. All notices provided for by this Agreement shall be in writing and shall be deemed given when received, against appropriate receipt, by the General Counsel of the Advisor or Sub-Advisor, as the case may be, or such other person as a party shall designate by notice to the other parties.

(b)        Amendment. This Agreement may be amended at any time, but only by written agreement between the Advisor and the Sub-Advisor, which amendment must be approved by the Board in the manner required by the 1940 Act.

(c)        Entire Agreement. This Agreement constitutes the entire agreement among the parties hereto and supersedes any prior agreement among the parties relating to the subject matter hereof.

(d)        Severability. If any provision of this Agreement will be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement will not be affected thereby.

(e)        Headings. The paragraph headings of this Agreement are for convenience of reference and do not constitute a part hereof.

(f)        Governing Law. This Agreement shall be governed in accordance with the internal laws of the State of Minnesota, without giving effect to principles of conflict of laws.

(g)        Use of Sub-Advisor’s Name. The Advisor shall furnish to the Sub-Advisor all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution which refers to the Sub-Advisor by name prior to the use thereof. The Advisor shall not use or cause the Fund to use any such materials if the Sub-Advisor reasonably objects to such use. This paragraph shall survive the termination of this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective duly authorized representatives as of the date first written above.

U.S. Bancorp Asset Management, Inc.

By:

Name:

Title:

Nuveen Fund Advisors, LLC

By:

Name:

Title:

Schedule A

Pursuant to Section 5, the Advisor shall pay the Sub-Advisor, for services rendered to the Fund, a monthly sub-advisory fee in an amount equal to 1.5% of the Fund’s daily gross income (i.e., investment income including amortization of discount income, other than gains from the sale of securities or gains received from options and futures contracts less interest on money borrowed by the Fund) accrued by the Fund during the month but such monthly management fee shall not exceed in the aggregate 1/12th of 0.175% of the Fund’s average weekly net assets during the month (approximately 0.175% on an annual basis). Average weekly net assets shall be calculated in the same manner as is used to determine the fee paid by the Fund to the Advisor under the Advisory Agreement.

FORM OF

INVESTMENT SUB-ADVISORY AGREEMENT AMERICAN STRATEGIC INCOME PORTFOLIO INC.-III

THIS AGREEMENT is made as of the      day of             , 2014, between U.S. Bancorp Asset Management, Inc., a Delaware corporation (the “Advisor”) and Nuveen Fund Advisors, LLC, a Delaware limited liability company (the “Sub-Advisor”).

WHEREAS, the Advisor acts as the investment advisor for American Strategic Income Portfolio Inc.-III (the “Fund”), a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), pursuant to an investment advisory agreement between the Advisor and the Fund (the “Advisory Agreement”);

WHEREAS, the Advisor desires to retain the Sub-Advisor to furnish sub-investment advisory services for the Fund, upon the terms and conditions hereafter set forth;

NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants contained herein, the parties agree as follows:

1.        Appointment of Sub-Advisor. The Advisor desires to engage and hereby appoints the Sub-Advisor to provide certain sub-investment advisory services to the Fund for the period and on the terms set forth in this Agreement. The Sub-Advisor accepts the appointment and agrees to furnish the services described herein for the compensation set forth below.

2.        Duties of Sub-Advisor.

The Sub-Advisor is hereby employed and authorized to perform the following sub-investment advisory services on behalf of the Fund: (a) assist in the supervision of the Fund’s investment program; (b) monitor the level of risk incurred by the Fund in connection with its investment program; (c) manage the forms and levels of leverage employed by the Fund, negotiate the terms and conditions of leverage facilities and monitor the Fund’s compliance with leverage limits imposed under the 1940 Act; (d) provide assistance in connection with determining dividend and distribution levels for the Fund; (e) provide tax advice on issues arising in connection with management of the Fund’s portfolio; and (f) assist with pricing the Fund’s portfolio securities, provided that Sub-Advisor shall not be liable for any valuation determined or adopted by the Fund, unless such determination is made based upon information provided by the Sub-Advisor that is materially incorrect or incomplete as a result of the Sub-Advisor’s gross negligence.

The Advisor has furnished to the Sub-Advisor the Fund’s compliance procedures pursuant to Rules 10f-3, 17a-7, and 17e-1 under the 1940 Act (collectively, the “Compliance Procedures”), the Articles of Incorporation and Bylaws of the Fund, each as amended to date (the “Charter Documents”), and the Fund’s investment objective(s), policies and restrictions. The Advisor agrees, on an ongoing basis, to provide to the Sub-Advisor, as promptly as practicable, copies of all amendments and supplements to the Compliance Procedures, all amendments to the Charter Documents and all revisions to the Fund’s investment objective(s), policies and restrictions.

3.        Information Provided to the Advisor.

(a)        The Sub-Advisor will keep the Advisor informed of developments materially affecting the Fund and will, on its own initiative, furnish the Advisor from time to time with whatever information the Sub-Advisor believes is appropriate for this purpose.

(b)        The Sub-Advisor will confer with the Advisor as the Advisor may reasonably request regarding the investment and management of the Fund. The Sub-Advisor will not be required to advise the Advisor or act for the Advisor or the Fund in any legal proceedings, including bankruptcies or class actions, involving securities in the Fund or the issuers of the securities.

(c)        The Sub-Advisor agrees to comply with all reporting requirements that the Board of Directors of the Fund (the “Board”) or the Advisor reasonably adopt and communicate to the Sub-Advisor in writing.

(d)        The Sub-Advisor has provided the Advisor with a true and complete copy of its compliance policies and procedures that are reasonably designed to prevent violations of the “federal securities laws” (as such term is defined in Rule 38a-1 under the 1940 Act) and Rule 206(4)-7 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) (the “Sub-Advisor Compliance Policies”). The Sub-Advisor’s chief compliance officer (the “Sub-Advisor CCO”) shall provide to the Fund’s chief compliance officer (the “Fund CCO”) or his or her delegate, promptly (and in no event more than 10 business days) after the occurrence of the triggering event, the following:

(i)        a report of any material changes to the Sub-Advisor Compliance Policies;

(ii)        a report of any “material compliance matters,” as defined by Rule 38a-1 under the 1940 Act, that have occurred in connection with the Sub-Advisor Compliance Policies;

(iii)        a copy of a summary of the Sub-Advisor CCO’s report with respect to the annual review of the Sub-Advisor Compliance Policies pursuant to Rule 206(4)-7 under the Advisers Act; and

(iv)        an annual (or more frequently as the Fund CCO may request) certification regarding the Sub-Advisor’s compliance with Rule 206(4)-7 under the Advisers Act and Section 38a-1 under the 1940 Act as well as the foregoing sub-paragraphs (i) - (iii).

(e)        The Sub-Advisor will timely notify the Advisor of any material violations by the Sub-Advisor of the Fund’s investment policies or restrictions or any applicable law or regulation.

4.        Standard of Care. The Sub-Advisor shall exercise its best judgment in rendering the services described in paragraph 2 above. The Sub-Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or the Advisor in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Sub-Advisor’s part in the performance of its duties or from reckless disregard by the Sub-Advisor of its obligations and duties under this Agreement (each such act or omission shall be referred to as “Disqualifying Conduct”). Neither the Sub-Advisor nor its members, partners, officers, employees and agents shall be liable to the Advisor, the Fund, its shareholders or any other person (a) for the acts, omissions, errors of judgment or mistakes of law of any other fiduciary or other person with respect to the Fund or (b) for any failure or delay in performance of the Sub-Advisor’s obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control, including, without limitation, acts of civil or military authority, national emergencies, labor difficulties, fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply.

5.         Compensation. In consideration of the services rendered pursuant to this Agreement, the Advisor will pay the Sub-Advisor on the fifth business day of each month a fee for the previous month according to the attached Schedule A. The fee for the period from the date of this Agreement to the end of the calendar month shall be prorated according to the proportion that such period bears to the full monthly period. Upon any termination of this Agreement before the end of a month, the fee for such part of that month shall be prorated according to the proportion that such period bears to the full monthly period and shall be payable upon the date of termination of this Agreement.

6.        Expenses. The Sub-Advisor will bear all of its expenses in connection with the performance of its services under this Agreement. All other expenses to be incurred in the operation of the Fund will be borne by the Fund, except to the extent specifically assumed by the Sub-Advisor. The expenses to be borne by the Fund include, by way of example, but not by way of limitation, (a) brokerage and commission expenses; (b) Federal, state, local and foreign taxes, including issue and transfer taxes incurred by or levied on the Fund; (c) interest charges on borrowings; (d) the Fund’s organizational and offering expenses; (e) fees and expenses of registering the Fund’s shares under the appropriate Federal securities laws and qualifying the Fund’s shares under applicable state securities laws; (f) fees and expenses of listing and maintaining the listing of the Fund’s shares on the principal securities exchanges where listed, or, if the Fund’s shares are not so listed, fees and expenses of listing and maintaining the quotation of the Fund’s shares on the principal securities market where traded; (g) expenses of printing and distributing reports to shareholders; (h) expenses of shareholders’ meetings and proxy solicitation; (i) charges and expenses of the Fund’s administrator, custodian and registrar, transfer agent and dividend disbursing agent; (j) expenses incident to foreclosure on property underlying mortgage loans; (k) fees of outside parties retained to assist in conducting due diligence respecting Whole Loans and Participation Mortgages, as defined in the Fund’s Registration Statement on Form N-2; (l) compensation of the Fund’s officers, directors and employees that are not affiliated persons or interested persons (as defined in Section 2(a)(19) of the 1940 Act and the rules, regulations and releases relating thereto) of the Advisor or Sub-Advisor; (m) legal and auditing expenses; (n) cost of certificates representing shares of the fund; (o) costs of stationery and supplies; (p) insurance expenses; and (q) association membership dues.

7.        Services to Other Companies or Accounts. The Advisor understands that the Sub-Advisor now acts, will continue to act and may act in the future as investment advisor to fiduciary and other managed accounts and as investment advisor to other investment companies, and the Advisor has no objection to the Sub-Advisor so acting, provided that whenever the Fund and one or more other accounts or investment companies advised by the Sub-Advisor have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a methodology believed to be equitable to each entity. The Sub-Advisor agrees to similarly allocate opportunities to sell securities. The Advisor recognizes that, in some cases, this procedure may limit the size of the position that may be acquired or sold for the Fund. In addition, the Advisor understands that the persons employed by the Sub-Advisor to assist in the performance of the Sub-Advisor’s duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict the right of the Sub-Advisor or any affiliate of the Sub-Advisor to engage in and devote time and attention to other business or to render services of whatever kind or nature.

8.        Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Advisor hereby agrees that all records which it specifically maintains for the Fund are the property of the Fund and further agrees to surrender promptly to the Fund copies of any of such records upon the Fund’s or the Advisor’s request. The Sub-Advisor further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records relating to its activities hereunder required to be maintained by Rule 31a-1 under the 1940 Act and to preserve the records relating to its activities hereunder required by Rule 204-2 under the Advisers Act for the period specified in said Rule.

9.        Term of Agreement. Unless sooner terminated, this Agreement shall continue in effect until                     ,         . Thereafter, this Agreement shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by the Board in the manner required by the 1940 Act. This Agreement is terminable, without penalty, on 60 days’ written notice (the date of termination may be less than 60 days after the written notice of termination so long as the duration of the notice period is agreed upon by the Advisor and Sub-Advisor) by the Advisor, by the Fund’s Board, by vote of a majority of the Fund’s outstanding voting securities, or by the Sub-Advisor, and will immediately terminate upon termination of the Advisory Agreement. This Agreement also will terminate automatically in the event of its assignment (as defined in the 1940 Act).

10.        Indemnification. (a) The Advisor agrees to indemnify and hold harmless the Sub-Advisor and its members, partners, officers, employees, agents, successors and assigns (each a “Sub-Advisor Indemnified Person”) from and against any and all claims, losses, liabilities or damages (including reasonable attorneys’ fees and other related expenses) to which any Sub-Advisor Indemnified Person may become subject as a result of the Advisor’s material breach of this Agreement or as a result of the Advisor’s willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties hereunder or violation of applicable law; provided, however, that no Sub-Advisor Indemnified Person shall be indemnified for any claim, loss, liability or damage that may be sustained as a result of the Sub-Advisor’s Disqualifying Conduct.

(b)        The Sub-Advisor agrees to indemnify and hold harmless the Advisor and the Fund and their respective shareholders, members, partners, directors, officers, employees, agents, successors and assigns (each an “Advisor Indemnified Person”) from and against any and all claims, losses, liabilities or damages (including reasonable attorney’s fees and other related expenses) to which any Advisor Indemnified Person may become subject as a result of the Sub-Advisor’s material breach of this Agreement or as a result of the Sub-Advisor’s willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties hereunder or violation of applicable law; provided, however, that no Advisor Indemnified Person shall be indemnified for any claim, loss, liability or damage that may be sustained as a result of the Advisor’s Disqualifying Conduct.

11.        Delegation to Third Parties. Except where prohibited by applicable law or regulation, the Sub-Advisor may delegate or may employ a third party to perform any accounting, administrative, reporting and ancillary services required to enable the Sub-Advisor to perform its functions under this Agreement. Notwithstanding any other provision of the Agreement, the Sub-Advisor may provide information about the Advisor and the Fund to any such third party for the purposes of this paragraph, provided that the third party is subject to a confidentiality agreement that specifically prevents the misuse of any such information, including portfolio holdings. The Sub-Advisor will act in good faith and with due diligence in the selection, use and monitoring of third parties and shall be solely responsible for any loss, mistake, gross negligence or misconduct caused by such third party.

12.        Disclosure. Neither the Advisor, on its own behalf or on behalf of the Fund, or the Sub-Advisor shall disclose information of a confidential nature acquired in consequence of this Agreement, except for information that they may be entitled or bound to disclose by law, regulation or that is disclosed to their advisors where reasonably necessary for the performance of their professional services or, in the case of the Sub-Advisor, as permitted in accordance with Section 11 of this Agreement.

13.        Instructions to Custodian. The Sub-Advisor shall have authority to issue to the Fund’s custodian such instructions as it may consider appropriate in connection with the settlement of any transaction relating to the Fund that it has initiated. The Advisor shall ensure that the Fund’s custodian is obliged to comply with any instructions of the Sub-Advisor given in accordance with this Agreement. The Sub-Advisor will not be responsible for supervising the Fund’s custodian.

14.        Representations and Warranties. (a) The Advisor represents and warrants to the Sub-Advisor that the Advisor:

(i)        has full power and authority to appoint the Sub-Advisor to manage the Fund in accordance with the terms of this Agreement; and

(ii)        this Agreement is valid and has been duly authorized by appropriate action of the Advisor, the Board and the Fund’s shareholders, does not violate any obligation by which the Advisor is bound, and when so executed and delivered, will be binding upon the Advisor in accordance with its terms subject to applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally and general principles of equity.

(b)        The Sub-Advisor represents and warrants to the Advisor that the Sub-Advisor:

(i)        is registered as an “investment adviser” under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect;

(ii)        is not currently the subject of, and has not been the subject of during the last three (3) years, any enforcement action by a regulator, except as previously disclosed to the Advisor; and

(iii)        maintains insurance coverage in an appropriate amount and shall upon request provide to the Advisor any information it may reasonably require concerning the amount of or scope of such insurance.

15.        Miscellaneous.

(a)        Notices. All notices provided for by this Agreement shall be in writing and shall be deemed given when received, against appropriate receipt, by the General Counsel of the Advisor or Sub-Advisor, as the case may be, or such other person as a party shall designate by notice to the other parties.

(b)        Amendment. This Agreement may be amended at any time, but only by written agreement between the Advisor and the Sub-Advisor, which amendment must be approved by the Board in the manner required by the 1940 Act.

(c)        Entire Agreement. This Agreement constitutes the entire agreement among the parties hereto and supersedes any prior agreement among the parties relating to the subject matter hereof.

(d)        Severability. If any provision of this Agreement will be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement will not be affected thereby.

(e)        Headings. The paragraph headings of this Agreement are for convenience of reference and do not constitute a part hereof.

(f)        Governing Law. This Agreement shall be governed in accordance with the internal laws of the State of Minnesota, without giving effect to principles of conflict of laws.

(g)        Use of Sub-Advisor’s Name. The Advisor shall furnish to the Sub-Advisor all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution which refers to the Sub-Advisor by name prior to the use thereof. The Advisor shall not use or cause the Fund to use any such materials if the Sub-Advisor reasonably objects to such use. This paragraph shall survive the termination of this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective duly authorized representatives as of the date first written above.

U.S. Bancorp Asset Management, Inc.

By:

Name:

Title:

Nuveen Fund Advisors, LLC

By:

Name:

Title:

Schedule A

Pursuant to Section 5, the Advisor shall pay the Sub-Advisor, for services rendered to the Fund, a monthly sub-advisory fee in an amount equal to 1.5% of the Fund’s daily gross income (i.e., investment income including amortization of discount income, other than gains from the sale of securities or gains received from options and futures contracts less interest on money borrowed by the Fund) accrued by the Fund during the month but such monthly management fee shall not exceed in the aggregate 1/12th of 0.175% of the Fund’s average weekly net assets during the month (approximately 0.175% on an annual basis). Average weekly net assets shall be calculated in the same manner as is used to determine the fee paid by the Fund to the Advisor under the Advisory Agreement.

FORM OF INVESTMENT SUB-ADVISORY AGREEMENT AMERICAN SELECT PORTFOLIO INC.

THIS AGREEMENT is made as of the      day of             , 2014, between U.S. Bancorp Asset Management, Inc., a Delaware corporation (the “Advisor”) and Nuveen Fund Advisors, LLC, a Delaware limited liability company (the “Sub-Advisor”).

WHEREAS, the Advisor acts as the investment advisor for American Select Portfolio Inc. (the “Fund”), a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), pursuant to an investment advisory agreement between the Advisor and the Fund (the “Advisory Agreement”);

WHEREAS, the Advisor desires to retain the Sub-Advisor to furnish sub-investment advisory services for the Fund, upon the terms and conditions hereafter set forth;

NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants contained herein, the parties agree as follows:

1.        Appointment of Sub-Advisor. The Advisor desires to engage and hereby appoints the Sub-Advisor to provide certain sub-investment advisory services to the Fund for the period and on the terms set forth in this Agreement. The Sub-Advisor accepts the appointment and agrees to furnish the services described herein for the compensation set forth below.

2.        Duties of Sub-Advisor.

The Sub-Advisor is hereby employed and authorized to perform the following sub-investment advisory services on behalf of the Fund: (a) assist in the supervision of the Fund’s investment program; (b) monitor the level of risk incurred by the Fund in connection with its investment program; (c) manage the forms and levels of leverage employed by the Fund, negotiate the terms and conditions of leverage facilities and monitor the Fund’s compliance with leverage limits imposed under the 1940 Act; (d) provide assistance in connection with determining dividend and distribution levels for the Fund; (e) provide tax advice on issues arising in connection with management of the Fund’s portfolio; and (f) assist with pricing the Fund’s portfolio securities, provided that Sub-Advisor shall not be liable for any valuation determined or adopted by the Fund, unless such determination is made based upon information provided by the Sub-Advisor that is materially incorrect or incomplete as a result of the Sub-Advisor’s gross negligence.

The Advisor has furnished to the Sub-Advisor the Fund’s compliance procedures pursuant to Rules 10f-3, 17a-7, and 17e-1 under the 1940 Act (collectively, the “Compliance Procedures”), the Articles of Incorporation and Bylaws of the Fund, each as amended to date (the “Charter Documents”), and the Fund’s investment objective(s), policies and restrictions. The Advisor agrees, on an ongoing basis, to provide to the Sub-Advisor, as promptly as practicable, copies of all amendments and supplements to the Compliance Procedures, all amendments to the Charter Documents and all revisions to the Fund’s investment objective(s), policies and restrictions.

3.        Information Provided to the Advisor.

(a) The Sub-Advisor will keep the Advisor informed of developments materially affecting the Fund and will, on its own initiative, furnish the Advisor from time to time with whatever information the Sub-Advisor believes is appropriate for this purpose.

(b)        The Sub-Advisor will confer with the Advisor as the Advisor may reasonably request regarding the investment and management of the Fund. The Sub-Advisor will not be required to advise the Advisor or act for the Advisor or the Fund in any legal proceedings, including bankruptcies or class actions, involving securities in the Fund or the issuers of the securities.

(c)        The Sub-Advisor agrees to comply with all reporting requirements that the Board of Directors of the Fund (the “Board”) or the Advisor reasonably adopt and communicate to the Sub-Advisor in writing.

(d)        The Sub-Advisor has provided the Advisor with a true and complete copy of its compliance policies and procedures that are reasonably designed to prevent violations of the “federal securities laws” (as such term is defined in Rule 38a-1 under the 1940 Act) and Rule 206(4)-7 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) (the “Sub-Advisor Compliance Policies”). The Sub-Advisor’s chief compliance officer (the “Sub-Advisor CCO”) shall provide to the Fund’s chief compliance officer (the “Fund CCO”) or his or her delegate, promptly (and in no event more than 10 business days) after the occurrence of the triggering event, the following:

(i)        a report of any material changes to the Sub-Advisor Compliance Policies;

(ii)        a report of any “material compliance matters,” as defined by Rule 38a-1 under the 1940 Act, that have occurred in connection with the Sub-Advisor Compliance Policies;

(iii)        a copy of a summary of the Sub-Advisor CCO’s report with respect to the annual review of the Sub-Advisor Compliance Policies pursuant to Rule 206(4)-7 under the Advisers Act; and

(iv)        an annual (or more frequently as the Fund CCO may request) certification regarding the Sub-Advisor’s compliance with Rule 206(4)-7 under the Advisers Act and Section 38a-1 under the 1940 Act as well as the foregoing sub-paragraphs (i) - (iii).

(e)        The Sub-Advisor will timely notify the Advisor of any material violations by the Sub-Advisor of the Fund’s investment policies or restrictions or any applicable law or regulation.

4.        Standard of Care. The Sub-Advisor shall exercise its best judgment in rendering the services described in paragraph 2 above. The Sub-Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or the Advisor in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Sub-Advisor’s part in the performance of its duties or from reckless disregard by the Sub-Advisor of its obligations and duties under this Agreement (each such act or omission shall be referred to as “Disqualifying Conduct”). Neither the Sub-Advisor nor its members, partners, officers, employees and agents shall be liable to the Advisor, the Fund, its shareholders or any other person (a) for the acts, omissions, errors of judgment or mistakes of law of any other fiduciary or other person with respect to the Fund or (b) for any failure or delay in performance of the Sub-Advisor’s obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control, including, without limitation, acts of civil or military authority, national emergencies, labor difficulties, fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply.

5. Compensation. In consideration of the services rendered pursuant to this Agreement, the Advisor will pay the Sub-Advisor on the fifth business day of each month a fee for the previous month equal to 1/12 of the per annum rate of 0.10% of the Fund’s average weekly net assets, calculated in the same manner as the fee paid by the Fund to the Advisor under the Advisory Agreement. The fee for the period from the date of this Agreement to the end of the calendar month shall be prorated according to the proportion that such period bears to the full monthly period. Upon any termination of this Agreement before the end of a month, the fee for such part of that month shall be prorated according to the proportion that such period bears to the full monthly period and shall be payable upon the date of termination of this Agreement.

6.        Expenses. The Sub-Advisor will bear all of its expenses in connection with the performance of its services under this Agreement. All other expenses to be incurred in the operation of the Fund will be borne by the Fund, except to the extent specifically assumed by the Sub-Advisor. The expenses to be borne by the Fund include, by way of example, but not by way of limitation, (a) brokerage and commission expenses; (b) Federal, state, local and foreign taxes, including issue and transfer taxes incurred by or levied on the Fund; (c) interest charges on borrowings; (d) the Fund’s organizational and offering expenses; (e) fees and expenses of registering the Fund’s shares under the appropriate Federal securities laws and qualifying the Fund’s shares under applicable state securities laws; (f) fees and expenses of listing and maintaining the listing of the Fund’s shares on the principal securities exchanges where listed, or, if the Fund’s shares are not so listed, fees and expenses of listing and maintaining the quotation of the Fund’s shares on the principal securities market where traded; (g) expenses of printing and distributing reports to shareholders; (h) expenses of shareholders’ meetings and proxy solicitation; (i) charges and expenses of the Fund’s administrator, custodian and registrar, transfer agent and dividend disbursing agent; (j) expenses incident to foreclosure on property underlying mortgage loans; (k) fees of outside parties retained to assist in conducting due diligence respecting Whole Loans and Participation Mortgages, as defined in the Fund’s Registration Statement on Form N-2; (l) compensation of the Fund’s officers, directors and employees that are not affiliated persons or interested persons (as defined in Section 2(a)(19) of the 1940 Act and the rules, regulations and releases relating thereto) of the Advisor or Sub-Advisor; (m) legal and auditing expenses; (n) cost of certificates representing shares of the fund; (o) costs of stationery and supplies; (p) insurance expenses; and (q) association membership dues.

7.        Services to Other Companies or Accounts. The Advisor understands that the Sub-Advisor now acts, will continue to act and may act in the future as investment advisor to fiduciary and other managed accounts and as investment advisor to other investment companies, and the Advisor has no objection to the Sub-Advisor so acting, provided that whenever the Fund and one or more other accounts or investment companies advised by the Sub-Advisor have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a methodology believed to be equitable to each entity. The Sub-Advisor agrees to similarly allocate opportunities to sell securities. The Advisor recognizes that, in some cases, this procedure may limit the size of the position that may be acquired or sold for the Fund. In addition, the Advisor understands that the persons employed by the Sub-Advisor to assist in the performance of the Sub-Advisor’s duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict the right of the Sub-Advisor or any affiliate of the Sub-Advisor to engage in and devote time and attention to other business or to render services of whatever kind or nature.

8.        Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Advisor hereby agrees that all records which it specifically maintains for the Fund are the property of the Fund and further agrees to surrender promptly to the Fund copies of any of such records upon the Fund’s or the Advisor’s request. The Sub-Advisor further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records relating to its activities hereunder required to be maintained by Rule 31a-1 under the 1940 Act and to preserve the records relating to its activities hereunder required by Rule 204-2 under the Advisers Act for the period specified in said Rule.

9.        Term of Agreement. Unless sooner terminated, this Agreement shall continue in effect until                     ,         . Thereafter, this Agreement shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by the Board in the manner required by the 1940 Act. This Agreement is terminable, without penalty, on 60 days’ written notice (the date of termination may be less than 60 days after the written notice of termination so long as the duration of the notice period is agreed upon by the Advisor and Sub-Advisor) by the Advisor, by the Fund’s Board, by vote of a majority of the Fund’s outstanding voting securities, or by the Sub-Advisor, and will immediately terminate upon termination of the Advisory Agreement. This Agreement also will terminate automatically in the event of its assignment (as defined in the 1940 Act).

10.        Indemnification. (a) The Advisor agrees to indemnify and hold harmless the Sub-Advisor and its members, partners, officers, employees, agents, successors and assigns (each a “Sub-Advisor Indemnified Person”) from and against any and all claims, losses, liabilities or damages (including reasonable attorneys’ fees and other related expenses) to which any Sub-Advisor Indemnified Person may become subject as a result of the Advisor’s material breach of this Agreement or as a result of the Advisor’s willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties hereunder or violation of applicable law; provided, however, that no Sub-Advisor Indemnified Person shall be indemnified for any claim, loss, liability or damage that may be sustained as a result of the Sub-Advisor’s Disqualifying Conduct.

(b)        The Sub-Advisor agrees to indemnify and hold harmless the Advisor and the Fund and their respective shareholders, members, partners, directors, officers, employees, agents, successors and assigns (each an “Advisor Indemnified Person”) from and against any and all claims, losses, liabilities or damages (including reasonable attorney’s fees and other related expenses) to which any Advisor Indemnified Person may become subject as a result of the Sub-Advisor’s material breach of this Agreement or as a result of the Sub-Advisor’s willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties hereunder or violation of applicable law; provided, however, that no Advisor Indemnified Person shall be indemnified for any claim, loss, liability or damage that may be sustained as a result of the Advisor’s Disqualifying Conduct.

11.        Delegation to Third Parties. Except where prohibited by applicable law or regulation, the Sub-Advisor may delegate or may employ a third party to perform any accounting, administrative, reporting and ancillary services required to enable the Sub-Advisor to perform its functions under this Agreement. Notwithstanding any other provision of the Agreement, the Sub-Advisor may provide information about the Advisor and the Fund to any such third party for the purposes of this paragraph, provided that the third party is subject to a confidentiality agreement that specifically prevents the misuse of any such information, including portfolio holdings. The Sub-Advisor will act in good faith and with due diligence in the selection, use and monitoring of third parties and shall be solely responsible for any loss, mistake, gross negligence or misconduct caused by such third party.

12.        Disclosure. Neither the Advisor, on its own behalf or on behalf of the Fund, or the Sub-Advisor shall disclose information of a confidential nature acquired in consequence of this Agreement, except for information that they may be entitled or bound to disclose by law, regulation or that is disclosed to their advisors where reasonably necessary for the performance of their professional services or, in the case of the Sub-Advisor, as permitted in accordance with Section 11 of this Agreement.

13.        Instructions to Custodian. The Sub-Advisor shall have authority to issue to the Fund’s custodian such instructions as it may consider appropriate in connection with the settlement of any transaction relating to the Fund that it has initiated. The Advisor shall ensure that the Fund’s custodian is obliged to comply with any instructions of the Sub-Advisor given in accordance with this Agreement. The Sub-Advisor will not be responsible for supervising the Fund’s custodian.

14.        Representations and Warranties. (a) The Advisor represents and warrants to the Sub-Advisor that the Advisor:

(i)        has full power and authority to appoint the Sub-Advisor to manage the Fund in accordance with the terms of this Agreement; and

(ii)        this Agreement is valid and has been duly authorized by appropriate action of the Advisor, the Board and the Fund’s shareholders, does not violate any obligation by which the Advisor is bound, and when so executed and delivered, will be binding upon the Advisor in accordance with its terms subject to applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally and general principles of equity.

(b)        The Sub-Advisor represents and warrants to the Advisor that the Sub-Advisor:

(i)        is registered as an “investment adviser” under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect;

(ii)        is not currently the subject of, and has not been the subject of during the last three (3) years, any enforcement action by a regulator, except as previously disclosed to the Advisor; and

(iii)        maintains insurance coverage in an appropriate amount and shall upon request provide to the Advisor any information it may reasonably require concerning the amount of or scope of such insurance.

15.        Miscellaneous.

(a)        Notices. All notices provided for by this Agreement shall be in writing and shall be deemed given when received, against appropriate receipt, by the General Counsel of the Advisor or Sub-Advisor, as the case may be, or such other person as a party shall designate by notice to the other parties.

(b)        Amendment. This Agreement may be amended at any time, but only by written agreement between the Advisor and the Sub-Advisor, which amendment must be approved by the Board in the manner required by the 1940 Act.

(c)        Entire Agreement. This Agreement constitutes the entire agreement among the parties hereto and supersedes any prior agreement among the parties relating to the subject matter hereof.

(d)        Severability. If any provision of this Agreement will be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement will not be affected thereby.

(e)        Headings. The paragraph headings of this Agreement are for convenience of reference and do not constitute a part hereof.

(f)        Governing Law. This Agreement shall be governed in accordance with the internal laws of the State of Minnesota, without giving effect to principles of conflict of laws.

(g)        Use of Sub-Advisor’s Name. The Advisor shall furnish to the Sub-Advisor all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution which refers to the Sub-Advisor by name prior to the use thereof. The Advisor shall not use or cause the Fund to use any such materials if the Sub-Advisor reasonably objects to such use. This paragraph shall survive the termination of this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective duly authorized representatives as of the date first written above.

U.S. Bancorp Asset Management, Inc.

By:

Name:

Title:

Nuveen Fund Advisors, LLC

By:

Name:

Title:

FORM OF

INVESTMENT SUB-ADVISORY AGREEMENT AMERICAN STRATEGIC INCOME PORTFOLIO INC.

THIS AGREEMENT is made as of the      day of             , 2014, between U.S. Bancorp Asset Management, Inc., a Delaware corporation (the “Advisor”), and Nuveen Asset Management, LLC, a Delaware limited liability company (the “Sub-Advisor”).

WHEREAS, the Advisor acts as the investment advisor for American Strategic Income Portfolio Inc. (the “Fund”), a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), pursuant to an investment advisory agreement between the Advisor and the Fund (the “Advisory Agreement”);

WHEREAS, the Advisor desires to retain the Sub-Advisor to furnish sub-investment advisory services for the Fund, upon the terms and conditions hereafter set forth;

NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants contained herein, the parties agree as follows:

1.        Appointment of Sub-Advisor. The Advisor desires to engage and hereby appoints the Sub-Advisor to provide certain sub-investment advisory services to the Fund for the period and on the terms set forth in this Agreement. The Sub-Advisor accepts the appointment and agrees to furnish the services described herein for the compensation set forth below.

2.        Duties of Sub-Advisor.

The Sub-Advisor is hereby employed and authorized to conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the assets in the Fund. In connection therewith, the Sub-Advisor will (a) make investment decisions for the Fund; (b) place purchase and sale orders for portfolio transactions in the Fund; and (c) employ professional portfolio managers and securities analysts to provide research services relating to the Fund. Subject to the supervision of the Fund’s Board of Directors (the “Board”) and the Advisor, the Sub-Advisor will manage the assets in the Fund in accordance with (a) the Fund’s investment objective(s), policies and restrictions, to the extent the Sub-Advisor has been notified of such objectives, policies and restrictions, (b) the Charter Documents (as such term is defined below), to the extent that they have been provided to the Sub-Advisor, and (c) applicable laws and regulations.

The Advisor has furnished to the Sub-Advisor the Fund’s compliance procedures pursuant to Rules 10f-3, 17a-7, and 17e-1 under the 1940 Act (collectively, the “Compliance Procedures”), the Articles of Incorporation and Bylaws of the Fund, each as amended to date (the “Charter Documents”), and the Fund’s investment objective(s), policies and restrictions. The Advisor agrees, on an ongoing basis, to provide to the Sub-Advisor, as promptly as practicable, copies of all amendments and supplements to the Compliance Procedures, all amendments to the Charter Documents and all revisions to the Fund’s investment objective(s), policies and restrictions.

3.        Brokerage. In selecting brokers or dealers to execute transactions on behalf of the Fund, the Sub-Advisor will seek the best overall terms available. In assessing the best overall terms available for any transaction, the Sub-Advisor will consider factors it deems relevant, including, without limitation, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In selecting brokers or dealers to execute a particular transaction, and in evaluating the best overall terms available, the Sub-Advisor is authorized to consider brokerage and research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934, as amended). The Sub-Advisor will not execute any portfolio transactions with a broker or dealer which is an “affiliated person” (as defined in the 1940 Act) of the Sub-Advisor or the Advisor, except pursuant to the Board’s approved 17e-1 Policies and Procedures for affiliated brokerage transactions. The Advisor will provide the Sub-Advisor with a list of brokers and dealers that are “affiliated persons” of the Advisor.

4.        Proxy Voting. The Sub-Advisor shall vote all proxies with respect to securities held in the Fund in accordance with the Sub-Advisor’s proxy voting guidelines and procedures in effect from time to time. In the event material changes are made to such proxy voting guidelines, the Sub-Advisor agrees to provide the Advisor with a copy of the revised proxy voting guidelines. The Advisor agrees to instruct the Fund’s custodian to forward all proxy materials and related shareholder communications to the Sub-Advisor promptly upon receipt. The Sub-Advisor agrees to promptly inform the Advisor and the Fund of any conflict of interest of which the Sub-Advisor is aware that the Sub-Advisor has in voting proxies with respect to securities held in the Fund. The Sub-Advisor shall not be liable with regard to voting of proxies or other corporate actions if the proxy materials and related communications are not received in a timely manner.

5.        Information Provided to the Advisor.

(a)        The Sub-Advisor will keep the Advisor informed of developments materially affecting the Fund and will, on its own initiative, furnish the Advisor from time to time with whatever information the Sub-Advisor believes is appropriate for this purpose.

(b)        The Sub-Advisor will confer with the Advisor as the Advisor may reasonably request regarding the investment and management of the Fund. The Sub-Advisor will not be required to advise the Advisor or act for the Advisor or the Fund in any legal proceedings, including bankruptcies or class actions, involving securities in the Fund or the issuers of the securities, except that the Sub-Advisor, if requested by the Advisor or the Board, shall act on behalf of the Advisor and/or the Fund in any legal proceedings relating specifically to Whole Loans and Participation Mortgages held by the Fund.

(c)        The Sub-Advisor agrees to comply with all reporting requirements that the Board or the Advisor reasonably adopt and communicate to the Sub-Advisor in writing, including reporting requirements related to performance of the Fund, brokerage practices, and proxy voting.

(d)        The Sub-Advisor will monitor the pricing of portfolio securities, and events relating to the issuers of those securities and the markets in which the securities trade in the ordinary course of managing the portfolio securities of the Fund, and will notify the Advisor promptly of any issuer-specific or market events or other situations that occur (particularly those that may occur after the close of a foreign market in which the securities may primarily trade but before the time at which the Fund’s securities are priced on a given day) that may materially impact the pricing of one or more securities in the Fund. In addition, upon the request of Advisor, the Sub-Advisor will assist the Advisor in evaluating the impact that such an event may have on the net asset value of the Fund and in determining a recommended fair value of the affected security or securities. Sub-Advisor shall not be liable for any valuation determined or adopted by the Fund, unless such determination is made based upon information provided by the Sub-Advisor that is materially incorrect or incomplete as a result of the Sub-Advisor’s gross negligence.

(e)        The Sub-Advisor has provided the Advisor with a true and complete copy of its compliance policies and procedures that are reasonably designed to prevent violations of the “federal securities laws” (as such term is defined in Rule 38a-1 under the 1940 Act) and Rule 206(4)-7 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) (the “Sub-Advisor Compliance Policies”). The Sub-Advisor’s chief compliance officer (the “Sub-Advisor CCO”) shall provide to the Fund’s chief compliance officer (the “Fund CCO”) or his or her delegate, promptly (and in no event more than 10 business days) after the occurrence of the triggering event, the following:

(i)        a report of any material changes to the Sub-Advisor Compliance Policies;

(ii)        a report of any “material compliance matters,” as defined by Rule 38a-1 under the 1940 Act, that have occurred in connection with the Sub-Advisor Compliance Policies;

(iii)        a copy of a summary of the Sub-Advisor CCO’s report with respect to the annual review of the Sub-Advisor Compliance Policies pursuant to Rule 206(4)-7 under the Advisers Act; and

(iv)        an annual (or more frequently as the Fund CCO may request) certification regarding the Sub-Advisor’s compliance with Rule 206(4)-7 under the Advisers Act and Section 38a-1 under the 1940 Act as well as the foregoing sub-paragraphs (i) - (iii).

(f)        The Sub-Advisor will timely notify the Advisor of any material violations by the Sub-Advisor of the Fund’s investment policies or restrictions or any applicable law or regulation.

6.        Standard of Care. The Sub-Advisor shall exercise its best judgment in rendering the services described in paragraphs 2, 3 and 4 above. The Sub-Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or the Advisor in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Sub-Advisor’s part in the performance of its duties or from reckless disregard by the Sub-Advisor of its obligations and duties under this Agreement (each such act or omission shall be referred to as “Disqualifying Conduct”). Neither the Sub-Advisor nor its members, partners, officers, employees and agents shall be liable to the Advisor, the Fund, its shareholders or any other person (a) for the acts, omissions, errors of judgment or mistakes of law of any other fiduciary or other person with respect to the Fund or (b) for any failure or delay in performance of the Sub-Advisor’s obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control, including, without limitation, acts of civil or military authority, national emergencies, labor difficulties, fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply.

The Sub-Advisor does not guarantee the future performance of the Fund or any specific level of performance, the success of any investment decision or strategy that the Sub-Advisor may use, or the success of the Sub-Advisor’s overall management of the Fund. The Advisor understands that investment decisions made for the Fund by the Sub-Advisor are subject to various market, currency, economic, political and business risks, and that those investment decisions will not always be profitable.

7.        Compensation.

In consideration of the services rendered pursuant to this Agreement, the Advisor will pay the Sub-Advisor on the fifth business day of each month a fee for the previous month according to the attached Schedule A. The fee for the period from the date of this Agreement to the end of the calendar month shall be prorated according to the proportion that such period bears to the full monthly period. Upon any termination of this Agreement before the end of a month, the fee for such part of that month shall be prorated according to the proportion that such period bears to the full monthly period and shall be payable upon the date of termination of this Agreement.

8.        Expenses. The Sub-Advisor will bear all of its expenses in connection with the performance of its services under this Agreement. All other expenses to be incurred in the operation of the Fund will be borne by the Fund, except to the extent specifically assumed by the Sub-Advisor. The expenses to be borne by the Fund include, by way of example, but not by way of limitation, (a) brokerage and commission expenses; (b) Federal, state, local and foreign taxes, including issue and transfer taxes incurred by or levied on the Fund; (c) interest charges on borrowings; (d) the Fund’s organizational and offering expenses; (e) fees and expenses of registering the Fund’s shares under the appropriate Federal securities laws and qualifying the Fund’s shares under applicable state securities laws; (f) fees and expenses of listing and maintaining the listing of the Fund’s shares on the principal securities exchanges where listed, or, if the Fund’s shares are not so listed, fees and expenses of listing and maintaining the quotation of the Fund’s shares on the principal securities market where traded; (g) expenses of printing and distributing reports to shareholders; (h) expenses of shareholders’ meetings and proxy solicitation; (i) charges and expenses of the Fund’s administrator, custodian and registrar, transfer agent and dividend disbursing agent; (j) expenses incident to foreclosure on property underlying mortgage loans; (k) fees of outside parties retained to assist in conducting due diligence respecting Whole Loans and Participation Mortgages, as defined in the Fund’s Registration Statement on Form N-2; (l) compensation of the Fund’s officers, directors and employees that are not affiliated persons or interested persons (as defined in Section 2(a)(19) of the 1940 Act and the rules, regulations and releases relating thereto) of the Advisor or Sub-Advisor; (m) legal and auditing expenses, including any legal expenses incurred by the Sub-Advisor in performing its obligations under Section 5(b) hereof; (n) cost of certificates representing shares of the fund; (o) costs of stationery and supplies; (p) insurance expenses; and (q) association membership dues.

9.        Services to Other Companies or Accounts. The Advisor understands that the Sub-Advisor now acts, will continue to act and may act in the future as investment advisor to fiduciary and other managed accounts and as investment advisor to other investment companies, and the Advisor has no objection to the Sub-Advisor so acting, provided that whenever the Fund and one or more other accounts or investment companies advised by the Sub-Advisor have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a methodology believed to be equitable to each entity. The Sub-Advisor agrees to similarly allocate opportunities to sell securities. The Advisor recognizes that, in some cases, this procedure may limit the size of the position that may be acquired or sold for the Fund. In addition, the Advisor understands that the persons employed by the Sub-Advisor to assist in the performance of the Sub-Advisor’s duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict the right of the Sub-Advisor or any affiliate of the Sub-Advisor to engage in and devote time and attention to other business or to render services of whatever kind or nature.

10.        Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Advisor hereby agrees that all records which it specifically maintains for the Fund are the property of the Fund and further agrees to surrender promptly to the Fund copies of any of such records upon the Fund’s or the Advisor’s request. The Sub-Advisor further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records relating to its activities hereunder required to be maintained by Rule 31a-1 under the 1940 Act and to preserve the records relating to its activities hereunder required by Rule 204-2 under the Advisers Act for the period specified in said Rule.

11.        Term of Agreement. Unless sooner terminated, this Agreement shall continue in effect until                 ,         . Thereafter, this Agreement shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by the Board in the manner required by the 1940 Act. This Agreement is terminable, without penalty, on 60 days’ written notice (the date of termination may be less than 60 days after the written notice of termination so long as the duration of the notice period is agreed upon by the Advisor and Sub-Advisor) by the Advisor, by the Fund’s Board, by vote of a majority of the Fund’s outstanding voting securities, or by the Sub-Advisor, and will immediately terminate upon termination of the Advisory Agreement. This Agreement also will terminate automatically in the event of its assignment (as defined in the 1940 Act).

12.        Trade Settlement at Termination. Termination will be without prejudice to the completion of any transaction already initiated. On, or after, the effective date of termination, the Sub-Advisor shall be entitled, without prior notice to the Advisor or the Fund, to direct the Fund’s custodian to retain and/or realize any assets of the Fund as may be required to settle transactions already initiated. Following the date of effective termination, any new transactions will only be executed by mutual agreement between the Advisor and the Sub-Advisor.

13.        Indemnification. (a) The Advisor agrees to indemnify and hold harmless the Sub-Advisor and its members, partners, officers, employees, agents, successors and assigns (each a “Sub-Advisor Indemnified Person”) from and against any and all claims, losses, liabilities or damages (including reasonable attorneys’ fees and other related expenses) to which any Sub-Advisor Indemnified Person may become subject as a result of the Advisor’s material breach of this Agreement or as a result of the Advisor’s willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties hereunder or violation of applicable law; provided, however, that no Sub-Advisor Indemnified Person shall be indemnified for any claim, loss, liability or damage that may be sustained as a result of the Sub-Advisor’s Disqualifying Conduct.

(b)        The Sub-Advisor agrees to indemnify and hold harmless the Advisor and the Fund and their respective shareholders, members, partners, directors, officers, employees, agents, successors and assigns (each an “Advisor Indemnified Person”) from and against any and all claims, losses, liabilities or damages (including reasonable attorney’s fees and other related expenses) to which any Advisor Indemnified Person may become subject as a result of the Sub-Advisor’s material breach of this Agreement or as a result of the Sub-Advisor’s willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties hereunder or violation of applicable law; provided, however, that no Advisor Indemnified Person shall be indemnified for any claim, loss, liability or damage that may be sustained as a result of the Advisor’s Disqualifying Conduct.

14.        Delegation to Third Parties. Except where prohibited by applicable law or regulation, the Sub-Advisor may delegate or may employ a third party to perform any accounting, administrative, reporting and ancillary services required to enable the Sub-Advisor to perform its functions under this Agreement. Notwithstanding any other provision of the Agreement, the Sub-Advisor may provide information about the Advisor and the Fund to any such third party for the purposes of this paragraph, provided that the third party is subject to a confidentiality agreement that specifically prevents the misuse of any such information, including portfolio holdings. The Sub-Advisor will act in good faith and with due diligence in the selection, use and monitoring of third parties and shall be solely responsible for any loss, mistake, gross negligence or misconduct caused by such third party.

15.        Disclosure. (a) Neither the Advisor, on its own behalf or on behalf of the Fund, or the Sub-Advisor shall disclose information of a confidential nature acquired in consequence of this Agreement, except for information that they may be entitled or bound to disclose by law, regulation or that is disclosed to their advisors where reasonably necessary for the performance of their professional services or, in the case of the Sub-Advisor, as permitted in accordance with Section 14 of this Agreement.

(b)        Notwithstanding the provisions of Subsection 15(a), to the extent that any market counterparty with whom the Sub-Advisor deals requires information relating to the Fund (including, but not limited to, the identity of the Advisor or the Fund and market value of the Fund), the Sub-Advisor shall be permitted to disclose such information to the extent necessary to effect transactions on behalf of the Fund in accordance with the terms of this Agreement.

(c)        Notwithstanding the provisions of Subsections 15(a) and 15(b), the Sub-Advisor acknowledges that the Advisor and the Fund intend to rely on Rule 17a-7, Rule 17a-10, Rule 10f-3, Rule 12d3-1 and Rule 17e-1 under the 1940 Act, and the Sub-Advisor hereby agrees that it shall not consult with any other sub-advisor to a fund under common control with the Fund with respect to transactions for the Fund in securities or other assets.

16.        Instructions to Custodian. The Sub-Advisor shall have authority to issue to the Fund’s custodian such instructions as it may consider appropriate in connection with the settlement of any transaction relating to the Fund that it has initiated. The Advisor shall ensure that the Fund’s custodian is obliged to comply with any instructions of the Sub-Advisor given in accordance with this Agreement. The Sub-Advisor will not be responsible for supervising the Fund’s custodian.

17.        Representations and Warranties. (a) The Advisor represents and warrants to the Sub-Advisor that the Advisor:

(i)        has full power and authority to appoint the Sub-Advisor to manage the Fund in accordance with the terms of this Agreement; and

(ii)        this Agreement is valid and has been duly authorized by appropriate action of the Advisor, the Board and the Fund’s shareholders, does not violate any obligation by which the Advisor is bound, and when so executed and delivered, will be binding upon the Advisor in accordance with its terms subject to applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally and general principles of equity.

(b)        The Sub-Advisor represents and warrants to the Advisor that the Sub-Advisor:

(i)        is registered as an “investment adviser” under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect;

(ii)        is not currently the subject of, and has not been the subject of during the last three (3) years, any enforcement action by a regulator, except as previously disclosed to the Advisor; and

(iii)        maintains insurance coverage in an appropriate amount and shall upon request provide to the Advisor any information it may reasonably require concerning the amount of or scope of such insurance.

18.        Miscellaneous.

(a)        Notices. All notices provided for by this Agreement shall be in writing and shall be deemed given when received, against appropriate receipt, by the General Counsel of the Advisor or Sub-Advisor, as the case may be, or such other person as a party shall designate by notice to the other parties.

(b)        Amendment. This Agreement may be amended at any time, but only by written agreement between the Advisor and the Sub-Advisor, which amendment must be approved by the Board in the manner required by the 1940 Act.

(c)        Entire Agreement. This Agreement constitutes the entire agreement among the parties hereto and supersedes any prior agreement among the parties relating to the subject matter hereof.

(d)        Severability. If any provision of this Agreement will be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement will not be affected thereby.

(e)        Headings. The paragraph headings of this Agreement are for convenience of reference and do not constitute a part hereof.

(f)        Governing Law. This Agreement shall be governed in accordance with the internal laws of the State of Minnesota, without giving effect to principles of conflict of laws.

(g)        Use of Sub-Advisor’s Name. The Advisor shall furnish to the Sub-Advisor all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution which refers to the Sub-Advisor by name prior to the use thereof. The Advisor shall not use or cause the Fund to use any such materials if the Sub-Advisor reasonably objects to such use. This paragraph shall survive the termination of this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective duly authorized representatives as of the date first written above.

U.S. Bancorp Asset Management, Inc.

By:

Name:

Title:

Nuveen Asset Management, LLC

By:

Name:

Title:

Schedule A

Pursuant to Section 7, the Advisor shall pay the Sub-Advisor, for services rendered to the Fund, a monthly sub-advisory fee in an amount equal to the sum of .008335% of the Fund’s average weekly net assets during the month (approximately 0.10% on an annual basis) and 3.0% of the Fund’s daily gross income (i.e., investment income including amortization of discount income, other than gains from the sale of securities or gains received from options and futures contracts less interest on money borrowed by the Fund) accrued by the Fund during the month but such monthly management fee shall not exceed in the aggregate 1/12th of 0.45% of the Fund’s average weekly net assets during the month (approximately 0.45% on an annual basis). Average weekly net assets shall be calculated in the same manner as is used to determine the fee paid by the Fund to the Advisor under the Advisory Agreement.

FORM OF

INVESTMENT SUB-ADVISORY AGREEMENT AMERICAN STRATEGIC INCOME PORTFOLIO INC.-II

THIS AGREEMENT is made as of the      day of             , 2014, between U.S. Bancorp Asset Management, Inc., a Delaware corporation (the “Advisor”), and Nuveen Asset Management, LLC, a Delaware limited liability company (the “Sub-Advisor”).

WHEREAS, the Advisor acts as the investment advisor for American Strategic Income Portfolio Inc.-II (the “Fund”), a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), pursuant to an investment advisory agreement between the Advisor and the Fund (the “Advisory Agreement”);

WHEREAS, the Advisor desires to retain the Sub-Advisor to furnish sub-investment advisory services for the Fund, upon the terms and conditions hereafter set forth;

NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants contained herein, the parties agree as follows:

1.        Appointment of Sub-Advisor. The Advisor desires to engage and hereby appoints the Sub-Advisor to provide certain sub-investment advisory services to the Fund for the period and on the terms set forth in this Agreement. The Sub-Advisor accepts the appointment and agrees to furnish the services described herein for the compensation set forth below.

2.        Duties of Sub-Advisor.

The Sub-Advisor is hereby employed and authorized to conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the assets in the Fund. In connection therewith, the Sub-Advisor will (a) make investment decisions for the Fund; (b) place purchase and sale orders for portfolio transactions in the Fund; and (c) employ professional portfolio managers and securities analysts to provide research services relating to the Fund. Subject to the supervision of the Fund’s Board of Directors (the “Board”) and the Advisor, the Sub-Advisor will manage the assets in the Fund in accordance with (a) the Fund’s investment objective(s), policies and restrictions, to the extent the Sub-Advisor has been notified of such objectives, policies and restrictions, (b) the Charter Documents (as such term is defined below), to the extent that they have been provided to the Sub-Advisor, and (c) applicable laws and regulations.

The Advisor has furnished to the Sub-Advisor the Fund’s compliance procedures pursuant to Rules 10f-3, 17a-7, and 17e-1 under the 1940 Act (collectively, the “Compliance Procedures”), the Articles of Incorporation and Bylaws of the Fund, each as amended to date (the “Charter Documents”), and the Fund’s investment objective(s), policies and restrictions. The Advisor agrees, on an ongoing basis, to provide to the Sub-Advisor, as promptly as practicable, copies of all amendments and supplements to the Compliance Procedures, all amendments to the Charter Documents and all revisions to the Fund’s investment objective(s), policies and restrictions.

3.        Brokerage. In selecting brokers or dealers to execute transactions on behalf of the Fund, the Sub-Advisor will seek the best overall terms available. In assessing the best overall terms available for any transaction, the Sub-Advisor will consider factors it deems relevant, including, without limitation, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In selecting brokers or dealers to execute a particular transaction, and in evaluating the best overall terms available, the Sub-Advisor is authorized to consider brokerage and research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934, as amended). The Sub-Advisor will not execute any portfolio transactions with a broker or dealer which is an “affiliated person” (as defined in the 1940 Act) of the Sub-Advisor or the Advisor, except pursuant to the Board’s approved 17e-1 Policies and Procedures for affiliated brokerage transactions. The Advisor will provide the Sub-Advisor with a list of brokers and dealers that are “affiliated persons” of the Advisor.

4.        Proxy Voting. The Sub-Advisor shall vote all proxies with respect to securities held in the Fund in accordance with the Sub-Advisor’s proxy voting guidelines and procedures in effect from time to time. In the event material changes are made to such proxy voting guidelines, the Sub-Advisor agrees to provide the Advisor with a copy of the revised proxy voting guidelines. The Advisor agrees to instruct the Fund’s custodian to forward all proxy materials and related shareholder communications to the Sub-Advisor promptly upon receipt. The Sub-Advisor agrees to promptly inform the Advisor and the Fund of any conflict of interest of which the Sub-Advisor is aware that the Sub-Advisor has in voting proxies with respect to securities held in the Fund. The Sub-Advisor shall not be liable with regard to voting of proxies or other corporate actions if the proxy materials and related communications are not received in a timely manner.

5.        Information Provided to the Advisor.

(a)        The Sub-Advisor will keep the Advisor informed of developments materially affecting the Fund and will, on its own initiative, furnish the Advisor from time to time with whatever information the Sub-Advisor believes is appropriate for this purpose.

(b)        The Sub-Advisor will confer with the Advisor as the Advisor may reasonably request regarding the investment and management of the Fund. The Sub-Advisor will not be required to advise the Advisor or act for the Advisor or the Fund in any legal proceedings, including bankruptcies or class actions, involving securities in the Fund or the issuers of the securities, except that the Sub-Advisor, if requested by the Advisor or the Board, shall act on behalf of the Advisor and/or the Fund in any legal proceedings relating specifically to Whole Loans and Participation Mortgages held by the Fund.

(c)        The Sub-Advisor agrees to comply with all reporting requirements that the Board or the Advisor reasonably adopt and communicate to the Sub-Advisor in writing, including reporting requirements related to performance of the Fund, brokerage practices, and proxy voting.

(d)        The Sub-Advisor will monitor the pricing of portfolio securities, and events relating to the issuers of those securities and the markets in which the securities trade in the ordinary course of managing the portfolio securities of the Fund, and will notify the Advisor promptly of any issuer-specific or market events or other situations that occur (particularly those that may occur after the close of a foreign market in which the securities may primarily trade but before the time at which the Fund’s securities are priced on a given day) that may materially impact the pricing of one or more securities in the Fund. In addition, upon the request of Advisor, the Sub-Advisor will assist the Advisor in evaluating the impact that such an event may have on the net asset value of the Fund and in determining a recommended fair value of the affected security or securities. Sub-Advisor shall not be liable for any valuation determined or adopted by the Fund, unless such determination is made based upon information provided by the Sub-Advisor that is materially incorrect or incomplete as a result of the Sub-Advisor’s gross negligence.

(e)        The Sub-Advisor has provided the Advisor with a true and complete copy of its compliance policies and procedures that are reasonably designed to prevent violations of the “federal securities laws” (as such term is defined in Rule 38a-1 under the 1940 Act) and Rule 206(4)-7 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) (the “Sub-Advisor Compliance Policies”). The Sub-Advisor’s chief compliance officer (the “Sub-Advisor CCO”) shall provide to the Fund’s chief compliance officer (the “Fund CCO”) or his or her delegate, promptly (and in no event more than 10 business days) after the occurrence of the triggering event, the following:

(i)        a report of any material changes to the Sub-Advisor Compliance Policies;

(ii)        a report of any “material compliance matters,” as defined by Rule 38a-1 under the 1940 Act, that have occurred in connection with the Sub-Advisor Compliance Policies;

(iii)        a copy of a summary of the Sub-Advisor CCO’s report with respect to the annual review of the Sub-Advisor Compliance Policies pursuant to Rule 206(4)-7 under the Advisers Act; and

(iv)        an annual (or more frequently as the Fund CCO may request) certification regarding the Sub-Advisor’s compliance with Rule 206(4)-7 under the Advisers Act and Section 38a-1 under the 1940 Act as well as the foregoing sub-paragraphs (i) - (iii).

(f)        The Sub-Advisor will timely notify the Advisor of any material violations by the Sub-Advisor of the Fund’s investment policies or restrictions or any applicable law or regulation.

6.        Standard of Care. The Sub-Advisor shall exercise its best judgment in rendering the services described in paragraphs 2, 3 and 4 above. The Sub-Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or the Advisor in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Sub-Advisor’s part in the performance of its duties or from reckless disregard by the Sub-Advisor of its obligations and duties under this Agreement (each such act or omission shall be referred to as “Disqualifying Conduct”). Neither the Sub-Advisor nor its members, partners, officers, employees and agents shall be liable to the Advisor, the Fund, its shareholders or any other person (a) for the acts, omissions, errors of judgment or mistakes of law of any other fiduciary or other person with respect to the Fund or (b) for any failure or delay in performance of the Sub-Advisor’s obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control, including, without limitation, acts of civil or military authority, national emergencies, labor difficulties, fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply.

The Sub-Advisor does not guarantee the future performance of the Fund or any specific level of performance, the success of any investment decision or strategy that the Sub-Advisor may use, or the success of the Sub-Advisor’s overall management of the Fund. The Advisor understands that investment decisions made for the Fund by the Sub-Advisor are subject to various market, currency, economic, political and business risks, and that those investment decisions will not always be profitable.

7.        Compensation.

In consideration of the services rendered pursuant to this Agreement, the Advisor will pay the Sub-Advisor on the fifth business day of each month a fee for the previous month according to the attached Schedule A. The fee for the period from the date of this Agreement to the end of the calendar month shall be prorated according to the proportion that such period bears to the full monthly period. Upon any termination of this Agreement before the end of a month, the fee for such part of that month shall be prorated according to the proportion that such period bears to the full monthly period and shall be payable upon the date of termination of this Agreement.

8.        Expenses. The Sub-Advisor will bear all of its expenses in connection with the performance of its services under this Agreement. All other expenses to be incurred in the operation of the Fund will be borne by the Fund, except to the extent specifically assumed by the Sub-Advisor. The expenses to be borne by the Fund include, by way of example, but not by way of limitation, (a) brokerage and commission expenses; (b) Federal, state, local and foreign taxes, including issue and transfer taxes incurred by or levied on the Fund; (c) interest charges on borrowings; (d) the Fund’s organizational and offering expenses; (e) fees and expenses of registering the Fund’s shares under the appropriate Federal securities laws and qualifying the Fund’s shares under applicable state securities laws; (f) fees and expenses of listing and maintaining the listing of the Fund’s shares on the principal securities exchanges where listed, or, if the Fund’s shares are not so listed, fees and expenses of listing and maintaining the quotation of the Fund’s shares on the principal securities market where traded; (g) expenses of printing and distributing reports to shareholders; (h) expenses of shareholders’ meetings and proxy solicitation; (i) charges and expenses of the Fund’s administrator, custodian and registrar, transfer agent and dividend disbursing agent; (j) expenses incident to foreclosure on property underlying mortgage loans; (k) fees of outside parties retained to assist in conducting due diligence respecting Whole Loans and Participation Mortgages, as defined in the Fund’s Registration Statement on Form N-2; (l) compensation of the Fund’s officers, directors and employees that are not affiliated persons or interested persons (as defined in Section 2(a)(19) of the 1940 Act and the rules, regulations and releases relating thereto) of the Advisor or Sub-Advisor; (m) legal and auditing expenses, including any legal expenses incurred by the Sub-Advisor in performing its obligations under Section 5(b) hereof; (n) cost of certificates representing shares of the fund; (o) costs of stationery and supplies; (p) insurance expenses; and (q) association membership dues.

9.        Services to Other Companies or Accounts. The Advisor understands that the Sub-Advisor now acts, will continue to act and may act in the future as investment advisor to fiduciary and other managed accounts and as investment advisor to other investment companies, and the Advisor has no objection to the Sub-Advisor so acting, provided that whenever the Fund and one or more other accounts or investment companies advised by the Sub-Advisor have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a methodology believed to be equitable to each entity. The Sub-Advisor agrees to similarly allocate opportunities to sell securities. The Advisor recognizes that, in some cases, this procedure may limit the size of the position that may be acquired or sold for the Fund. In addition, the Advisor understands that the persons employed by the Sub-Advisor to assist in the performance of the Sub-Advisor’s duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict the right of the Sub-Advisor or any affiliate of the Sub-Advisor to engage in and devote time and attention to other business or to render services of whatever kind or nature.

10.        Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Advisor hereby agrees that all records which it specifically maintains for the Fund are the property of the Fund and further agrees to surrender promptly to the Fund copies of any of such records upon the Fund’s or the Advisor’s request. The Sub-Advisor further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records relating to its activities hereunder required to be maintained by Rule 31a-1 under the 1940 Act and to preserve the records relating to its activities hereunder required by Rule 204-2 under the Advisers Act for the period specified in said Rule.

11.        Term of Agreement. Unless sooner terminated, this Agreement shall continue in effect until                 ,        . Thereafter, this Agreement shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by the Board in the manner required by the 1940 Act. This Agreement is terminable, without penalty, on 60 days’ written notice (the date of termination may be less than 60 days after the written notice of termination so long as the duration of the notice period is agreed upon by the Advisor and Sub-Advisor) by the Advisor, by the Fund’s Board, by vote of a majority of the Fund’s outstanding voting securities, or by the Sub-Advisor, and will immediately terminate upon termination of the Advisory Agreement. This Agreement also will terminate automatically in the event of its assignment (as defined in the 1940 Act).

12.        Trade Settlement at Termination. Termination will be without prejudice to the completion of any transaction already initiated. On, or after, the effective date of termination, the Sub-Advisor shall be entitled, without prior notice to the Advisor or the Fund, to direct the Fund’s custodian to retain and/or realize any assets of the Fund as may be required to settle transactions already initiated. Following the date of effective termination, any new transactions will only be executed by mutual agreement between the Advisor and the Sub-Advisor.

13.        Indemnification. (a) The Advisor agrees to indemnify and hold harmless the Sub-Advisor and its members, partners, officers, employees, agents, successors and assigns (each a “Sub-Advisor Indemnified Person”) from and against any and all claims, losses, liabilities or damages (including reasonable attorneys’ fees and other related expenses) to which any Sub-Advisor Indemnified Person may become subject as a result of the Advisor’s material breach of this Agreement or as a result of the Advisor’s willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties hereunder or violation of applicable law; provided, however, that no Sub-Advisor Indemnified Person shall be indemnified for any claim, loss, liability or damage that may be sustained as a result of the Sub-Advisor’s Disqualifying Conduct.

(b)        The Sub-Advisor agrees to indemnify and hold harmless the Advisor and the Fund and their respective shareholders, members, partners, directors, officers, employees, agents, successors and assigns (each an “Advisor Indemnified Person”) from and against any and all claims, losses, liabilities or damages (including reasonable attorney’s fees and other related expenses) to which any Advisor Indemnified Person may become subject as a result of the Sub-Advisor’s material breach of this Agreement or as a result of the Sub-Advisor’s willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties hereunder or violation of applicable law; provided, however, that no Advisor Indemnified Person shall be indemnified for any claim, loss, liability or damage that may be sustained as a result of the Advisor’s Disqualifying Conduct.

14.        Delegation to Third Parties. Except where prohibited by applicable law or regulation, the Sub-Advisor may delegate or may employ a third party to perform any accounting, administrative, reporting and ancillary services required to enable the Sub-Advisor to perform its functions under this Agreement. Notwithstanding any other provision of the Agreement, the Sub-Advisor may provide information about the Advisor and the Fund to any such third party for the purposes of this paragraph, provided that the third party is subject to a confidentiality agreement that specifically prevents the misuse of any such information, including portfolio holdings. The Sub-Advisor will act in good faith and with due diligence in the selection, use and monitoring of third parties and shall be solely responsible for any loss, mistake, gross negligence or misconduct caused by such third party.

15.        Disclosure. (a) Neither the Advisor, on its own behalf or on behalf of the Fund, or the Sub-Advisor shall disclose information of a confidential nature acquired in consequence of this Agreement, except for information that they may be entitled or bound to disclose by law, regulation or that is disclosed to their advisors where reasonably necessary for the performance of their professional services or, in the case of the Sub-Advisor, as permitted in accordance with Section 14 of this Agreement.

(b)        Notwithstanding the provisions of Subsection 15(a), to the extent that any market counterparty with whom the Sub-Advisor deals requires information relating to the Fund (including, but not limited to, the identity of the Advisor or the Fund and market value of the Fund), the Sub-Advisor shall be permitted to disclose such information to the extent necessary to effect transactions on behalf of the Fund in accordance with the terms of this Agreement.

(c)        Notwithstanding the provisions of Subsections 15(a) and 15(b), the Sub-Advisor acknowledges that the Advisor and the Fund intend to rely on Rule 17a-7, Rule 17a-10, Rule 10f-3, Rule 12d3-1 and Rule 17e-1 under the 1940 Act, and the Sub-Advisor hereby agrees that it shall not consult with any other sub-advisor to a fund under common control with the Fund with respect to transactions for the Fund in securities or other assets.

16.        Instructions to Custodian. The Sub-Advisor shall have authority to issue to the Fund’s custodian such instructions as it may consider appropriate in connection with the settlement of any transaction relating to the Fund that it has initiated. The Advisor shall ensure that the Fund’s custodian is obliged to comply with any instructions of the Sub-Advisor given in accordance with this Agreement. The Sub-Advisor will not be responsible for supervising the Fund’s custodian.

17.        Representations and Warranties. (a) The Advisor represents and warrants to the Sub-Advisor that the Advisor:

(i)        has full power and authority to appoint the Sub-Advisor to manage the Fund in accordance with the terms of this Agreement; and

(ii)        this Agreement is valid and has been duly authorized by appropriate action of the Advisor, the Board and the Fund’s shareholders, does not violate any obligation by which the Advisor is bound, and when so executed and delivered, will be binding upon the Advisor in accordance with its terms subject to applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally and general principles of equity.

(b)        The Sub-Advisor represents and warrants to the Advisor that the Sub-Advisor:

(i)        is registered as an “investment adviser” under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect;

(ii)        is not currently the subject of, and has not been the subject of during the last three (3) years, any enforcement action by a regulator, except as previously disclosed to the Advisor; and

(iii)        maintains insurance coverage in an appropriate amount and shall upon request provide to the Advisor any information it may reasonably require concerning the amount of or scope of such insurance.

18.        Miscellaneous.

(a)        Notices. All notices provided for by this Agreement shall be in writing and shall be deemed given when received, against appropriate receipt, by the General Counsel of the Advisor or Sub-Advisor, as the case may be, or such other person as a party shall designate by notice to the other parties.

(b)        Amendment. This Agreement may be amended at any time, but only by written agreement between the Advisor and the Sub-Advisor, which amendment must be approved by the Board in the manner required by the 1940 Act.

(c)        Entire Agreement. This Agreement constitutes the entire agreement among the parties hereto and supersedes any prior agreement among the parties relating to the subject matter hereof.

(d)        Severability. If any provision of this Agreement will be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement will not be affected thereby.

(e)        Headings. The paragraph headings of this Agreement are for convenience of reference and do not constitute a part hereof.

(f)        Governing Law. This Agreement shall be governed in accordance with the internal laws of the State of Minnesota, without giving effect to principles of conflict of laws.

(g)        Use of Sub-Advisor’s Name. The Advisor shall furnish to the Sub-Advisor all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution which refers to the Sub-Advisor by name prior to the use thereof. The Advisor shall not use or cause the Fund to use any such materials if the Sub-Advisor reasonably objects to such use. This paragraph shall survive the termination of this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective duly authorized representatives as of the date first written above.

U.S. Bancorp Asset Management, Inc.

By:

Name:

Title:

Nuveen Asset Management, LLC

By:

Name:

Title:

Schedule A

Pursuant to Section 7, the Advisor shall pay the Sub-Advisor, for services rendered to the Fund, a monthly sub-advisory fee in an amount equal to the sum of .008335% of the Fund’s average weekly net assets during the month (approximately 0.10% on an annual basis) and 3.0% of the Fund’s daily gross income (i.e., investment income including amortization of discount income, other than gains from the sale of securities or gains received from options and futures contracts less interest on money borrowed by the Fund) accrued by the Fund during the month but such monthly management fee shall not exceed in the aggregate 1/12th of 0.45% of the Fund’s average weekly net assets during the month (approximately 0.45% on an annual basis). Average weekly net assets shall be calculated in the same manner as is used to determine the fee paid by the Fund to the Advisor under the Advisory Agreement.

FORM OF INVESTMENT SUB-ADVISORY AGREEMENT AMERICAN STRATEGIC INCOME PORTFOLIO INC.-III

THIS AGREEMENT is made as of the      day of         , 2014, between U.S. Bancorp Asset Management, Inc., a Delaware corporation (the “Advisor”), and Nuveen Asset Management, LLC, a Delaware limited liability company (the “Sub-Advisor”).

WHEREAS, the Advisor acts as the investment advisor for American Strategic Income Portfolio Inc.-III (the “Fund”), a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), pursuant to an investment advisory agreement between the Advisor and the Fund (the “Advisory Agreement”);

WHEREAS, the Advisor desires to retain the Sub-Advisor to furnish sub-investment advisory services for the Fund, upon the terms and conditions hereafter set forth;

NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants contained herein, the parties agree as follows:

1.        Appointment of Sub-Advisor. The Advisor desires to engage and hereby appoints the Sub-Advisor to provide certain sub-investment advisory services to the Fund for the period and on the terms set forth in this Agreement. The Sub-Advisor accepts the appointment and agrees to furnish the services described herein for the compensation set forth below.

2.        Duties of Sub-Advisor.

The Sub-Advisor is hereby employed and authorized to conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the assets in the Fund. In connection therewith, the Sub-Advisor will (a) make investment decisions for the Fund; (b) place purchase and sale orders for portfolio transactions in the Fund; and (c) employ professional portfolio managers and securities analysts to provide research services relating to the Fund. Subject to the supervision of the Fund’s Board of Directors (the “Board”) and the Advisor, the Sub-Advisor will manage the assets in the Fund in accordance with (a) the Fund’s investment objective(s), policies and restrictions, to the extent the Sub-Advisor has been notified of such objectives, policies and restrictions, (b) the Charter Documents (as such term is defined below), to the extent that they have been provided to the Sub-Advisor, and (c) applicable laws and regulations.

The Advisor has furnished to the Sub-Advisor the Fund’s compliance procedures pursuant to Rules 10f-3, 17a-7, and 17e-1 under the 1940 Act (collectively, the “Compliance Procedures”), the Articles of Incorporation and Bylaws of the Fund, each as amended to date (the “Charter Documents”), and the Fund’s investment objective(s), policies and restrictions. The Advisor agrees, on an ongoing basis, to provide to the Sub-Advisor, as promptly as practicable, copies of all amendments and supplements to the Compliance Procedures, all amendments to the Charter Documents and all revisions to the Fund’s investment objective(s), policies and restrictions.

3.        Brokerage. In selecting brokers or dealers to execute transactions on behalf of the Fund, the Sub-Advisor will seek the best overall terms available. In assessing the best overall terms available for any transaction, the Sub-Advisor will consider factors it deems relevant, including, without limitation, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In selecting brokers or dealers to execute a particular transaction, and in evaluating the best overall terms available, the Sub-Advisor is authorized to consider brokerage and research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934, as amended). The Sub-Advisor will not execute any portfolio transactions with a broker or dealer which is an “affiliated person” (as defined in the 1940 Act) of the Sub-Advisor or the Advisor, except pursuant to the Board’s approved 17e-1 Policies and Procedures for affiliated brokerage transactions. The Advisor will provide the Sub-Advisor with a list of brokers and dealers that are “affiliated persons” of the Advisor.

4.        Proxy Voting. The Sub-Advisor shall vote all proxies with respect to securities held in the Fund in accordance with the Sub-Advisor’s proxy voting guidelines and procedures in effect from time to time. In the event material changes are made to such proxy voting guidelines, the Sub-Advisor agrees to provide the Advisor with a copy of the revised proxy voting guidelines. The Advisor agrees to instruct the Fund’s custodian to forward all proxy materials and related shareholder communications to the Sub-Advisor promptly upon receipt. The Sub-Advisor agrees to promptly inform the Advisor and the Fund of any conflict of interest of which the Sub-Advisor is aware that the Sub-Advisor has in voting proxies with respect to securities held in the Fund. The Sub-Advisor shall not be liable with regard to voting of proxies or other corporate actions if the proxy materials and related communications are not received in a timely manner.

5.        Information Provided to the Advisor.

(a)        The Sub-Advisor will keep the Advisor informed of developments materially affecting the Fund and will, on its own initiative, furnish the Advisor from time to time with whatever information the Sub-Advisor believes is appropriate for this purpose.

(b)        The Sub-Advisor will confer with the Advisor as the Advisor may reasonably request regarding the investment and management of the Fund. The Sub-Advisor will not be required to advise the Advisor or act for the Advisor or the Fund in any legal proceedings, including bankruptcies or class actions, involving securities in the Fund or the issuers of the securities, except that the Sub-Advisor, if requested by the Advisor or the Board, shall act on behalf of the Advisor and/or the Fund in any legal proceedings relating specifically to Whole Loans and Participation Mortgages held by the Fund.

(c)        The Sub-Advisor agrees to comply with all reporting requirements that the Board or the Advisor reasonably adopt and communicate to the Sub-Advisor in writing, including reporting requirements related to performance of the Fund, brokerage practices, and proxy voting.

(d)        The Sub-Advisor will monitor the pricing of portfolio securities, and events relating to the issuers of those securities and the markets in which the securities trade in the ordinary course of managing the portfolio securities of the Fund, and will notify the Advisor promptly of any issuer-specific or market events or other situations that occur (particularly those that may occur after the close of a foreign market in which the securities may primarily trade but before the time at which the Fund’s securities are priced on a given day) that may materially impact the pricing of one or more securities in the Fund. In addition, upon the request of Advisor, the Sub-Advisor will assist the Advisor in evaluating the impact that such an event may have on the net asset value of the Fund and in determining a recommended fair value of the affected security or securities. Sub-Advisor shall not be liable for any valuation determined or adopted by the Fund, unless such determination is made based upon information provided by the Sub-Advisor that is materially incorrect or incomplete as a result of the Sub-Advisor’s gross negligence.

(e)        The Sub-Advisor has provided the Advisor with a true and complete copy of its compliance policies and procedures that are reasonably designed to prevent violations of the “federal securities laws” (as such term is defined in Rule 38a-1 under the 1940 Act) and Rule 206(4)-7 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) (the “Sub-Advisor Compliance Policies”). The Sub-Advisor’s chief compliance officer (the “Sub-Advisor CCO”) shall provide to the Fund’s chief compliance officer (the “Fund CCO”) or his or her delegate, promptly (and in no event more than 10 business days) after the occurrence of the triggering event, the following:

(i)        a report of any material changes to the Sub-Advisor Compliance Policies;

(ii)        a report of any “material compliance matters,” as defined by Rule 38a-1 under the 1940 Act, that have occurred in connection with the Sub-Advisor Compliance Policies;

(iii)        a copy of a summary of the Sub-Advisor CCO’s report with respect to the annual review of the Sub-Advisor Compliance Policies pursuant to Rule 206(4)-7 under the Advisers Act; and

(iv)        an annual (or more frequently as the Fund CCO may request) certification regarding the Sub-Advisor’s compliance with Rule 206(4)-7 under the Advisers Act and Section 38a-1 under the 1940 Act as well as the foregoing sub-paragraphs (i) - (iii).

(f)        The Sub-Advisor will timely notify the Advisor of any material violations by the Sub-Advisor of the Fund’s investment policies or restrictions or any applicable law or regulation.

6.        Standard of Care. The Sub-Advisor shall exercise its best judgment in rendering the services described in paragraphs 2, 3 and 4 above. The Sub-Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or the Advisor in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Sub-Advisor’s part in the performance of its duties or from reckless disregard by the Sub-Advisor of its obligations and duties under this Agreement (each such act or omission shall be referred to as “Disqualifying Conduct”). Neither the Sub-Advisor nor its members, partners, officers, employees and agents shall be liable to the Advisor, the Fund, its shareholders or any other person (a) for the acts, omissions, errors of judgment or mistakes of law of any other fiduciary or other person with respect to the Fund or (b) for any failure or delay in performance of the Sub-Advisor’s obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control, including, without limitation, acts of civil or military authority, national emergencies, labor difficulties, fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply.

The Sub-Advisor does not guarantee the future performance of the Fund or any specific level of performance, the success of any investment decision or strategy that the Sub-Advisor may use, or the success of the Sub-Advisor’s overall management of the Fund. The Advisor understands that investment decisions made for the Fund by the Sub-Advisor are subject to various market, currency, economic, political and business risks, and that those investment decisions will not always be profitable.

7.        Compensation.

In consideration of the services rendered pursuant to this Agreement, the Advisor will pay the Sub-Advisor on the fifth business day of each month a fee for the previous month according to the attached Schedule A. The fee for the period from the date of this Agreement to the end of the calendar month shall be prorated according to the proportion that such period bears to the full monthly period. Upon any termination of this Agreement before the end of a month, the fee for such part of that month shall be prorated according to the proportion that such period bears to the full monthly period and shall be payable upon the date of termination of this Agreement.

8.        Expenses. The Sub-Advisor will bear all of its expenses in connection with the performance of its services under this Agreement. All other expenses to be incurred in the operation of the Fund will be borne by the Fund, except to the extent specifically assumed by the Sub-Advisor. The expenses to be borne by the Fund include, by way of example, but not by way of limitation, (a) brokerage and commission expenses; (b) Federal, state, local and foreign taxes, including issue and transfer taxes incurred by or levied on the Fund; (c) interest charges on borrowings; (d) the Fund’s organizational and offering expenses; (e) fees and expenses of registering the Fund’s shares under the appropriate Federal securities laws and qualifying the Fund’s shares under applicable state securities laws; (f) fees and expenses of listing and maintaining the listing of the Fund’s shares on the principal securities exchanges where listed, or, if the Fund’s shares are not so listed, fees and expenses of listing and maintaining the quotation of the Fund’s shares on the principal securities market where traded; (g) expenses of printing and distributing reports to shareholders; (h) expenses of shareholders’ meetings and proxy solicitation; (i) charges and expenses of the Fund’s administrator, custodian and registrar, transfer agent and dividend disbursing agent; (j) expenses incident to foreclosure on property underlying mortgage loans; (k) fees of outside parties retained to assist in conducting due diligence respecting Whole Loans and Participation Mortgages, as defined in the Fund’s Registration Statement on Form N-2; (l) compensation of the Fund’s officers, directors and employees that are not affiliated persons or interested persons (as defined in Section 2(a)(19) of the 1940 Act and the rules, regulations and releases relating thereto) of the Advisor or Sub-Advisor; (m) legal and auditing expenses, including any legal expenses incurred by the Sub-Advisor in performing its obligations under Section 5(b) hereof; (n) cost of certificates representing shares of the fund; (o) costs of stationery and supplies; (p) insurance expenses; and (q) association membership dues.

9.        Services to Other Companies or Accounts. The Advisor understands that the Sub-Advisor now acts, will continue to act and may act in the future as investment advisor to fiduciary and other managed accounts and as investment advisor to other investment companies, and the Advisor has no objection to the Sub-Advisor so acting, provided that whenever the Fund and one or more other accounts or investment companies advised by the Sub-Advisor have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a methodology believed to be equitable to each entity. The Sub-Advisor agrees to similarly allocate opportunities to sell securities. The Advisor recognizes that, in some cases, this procedure may limit the size of the position that may be acquired or sold for the Fund. In addition, the Advisor understands that the persons employed by the Sub-Advisor to assist in the performance of the Sub-Advisor’s duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict the right of the Sub-Advisor or any affiliate of the Sub-Advisor to engage in and devote time and attention to other business or to render services of whatever kind or nature.

10.        Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Advisor hereby agrees that all records which it specifically maintains for the Fund are the property of the Fund and further agrees to surrender promptly to the Fund copies of any of such records upon the Fund’s or the Advisor’s request. The Sub-Advisor further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records relating to its activities hereunder required to be maintained by Rule 31a-1 under the 1940 Act and to preserve the records relating to its activities hereunder required by Rule 204-2 under the Advisers Act for the period specified in said Rule.

11.        Term of Agreement. Unless sooner terminated, this Agreement shall continue in effect until             ,        . Thereafter, this Agreement shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by the Board in the manner required by the 1940 Act. This Agreement is terminable, without penalty, on 60 days’ written notice (the date of termination may be less than 60 days after the written notice of termination so long as the duration of the notice period is agreed upon by the Advisor and Sub-Advisor) by the Advisor, by the Fund’s Board, by vote of a majority of the Fund’s outstanding voting securities, or by the Sub-Advisor, and will immediately terminate upon termination of the Advisory Agreement. This Agreement also will terminate automatically in the event of its assignment (as defined in the 1940 Act).

12.        Trade Settlement at Termination. Termination will be without prejudice to the completion of any transaction already initiated. On, or after, the effective date of termination, the Sub-Advisor shall be entitled, without prior notice to the Advisor or the Fund, to direct the Fund’s custodian to retain and/or realize any assets of the Fund as may be required to settle transactions already initiated. Following the date of effective termination, any new transactions will only be executed by mutual agreement between the Advisor and the Sub-Advisor.

13.        Indemnification. (a) The Advisor agrees to indemnify and hold harmless the Sub-Advisor and its members, partners, officers, employees, agents, successors and assigns (each a “Sub-Advisor Indemnified Person”) from and against any and all claims, losses, liabilities or damages (including reasonable attorneys’ fees and other related expenses) to which any Sub-Advisor Indemnified Person may become subject as a result of the Advisor’s material breach of this Agreement or as a result of the Advisor’s willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties hereunder or violation of applicable law; provided, however, that no Sub-Advisor Indemnified Person shall be indemnified for any claim, loss, liability or damage that may be sustained as a result of the Sub-Advisor’s Disqualifying Conduct.

(b)        The Sub-Advisor agrees to indemnify and hold harmless the Advisor and the Fund and their respective shareholders, members, partners, directors, officers, employees, agents, successors and assigns (each an “Advisor Indemnified Person”) from and against any and all claims, losses, liabilities or damages (including reasonable attorney’s fees and other related expenses) to which any Advisor Indemnified Person may become subject as a result of the Sub-Advisor’s material breach of this Agreement or as a result of the Sub-Advisor’s willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties hereunder or violation of applicable law; provided, however, that no Advisor Indemnified Person shall be indemnified for any claim, loss, liability or damage that may be sustained as a result of the Advisor’s Disqualifying Conduct.

14.        Delegation to Third Parties. Except where prohibited by applicable law or regulation, the Sub-Advisor may delegate or may employ a third party to perform any accounting, administrative, reporting and ancillary services required to enable the Sub-Advisor to perform its functions under this Agreement. Notwithstanding any other provision of the Agreement, the Sub-Advisor may provide information about the Advisor and the Fund to any such third party for the purposes of this paragraph, provided that the third party is subject to a confidentiality agreement that specifically prevents the misuse of any such information, including portfolio holdings. The Sub-Advisor will act in good faith and with due diligence in the selection, use and monitoring of third parties and shall be solely responsible for any loss, mistake, gross negligence or misconduct caused by such third party.

15.        Disclosure. (a) Neither the Advisor, on its own behalf or on behalf of the Fund, or the Sub-Advisor shall disclose information of a confidential nature acquired in consequence of this Agreement, except for information that they may be entitled or bound to disclose by law, regulation or that is disclosed to their advisors where reasonably necessary for the performance of their professional services or, in the case of the Sub-Advisor, as permitted in accordance with Section 14 of this Agreement.

(b)        Notwithstanding the provisions of Subsection 15(a), to the extent that any market counterparty with whom the Sub-Advisor deals requires information relating to the Fund (including, but not limited to, the identity of the Advisor or the Fund and market value of the Fund), the Sub-Advisor shall be permitted to disclose such information to the extent necessary to effect transactions on behalf of the Fund in accordance with the terms of this Agreement.

(c)        Notwithstanding the provisions of Subsections 15(a) and 15(b), the Sub-Advisor acknowledges that the Advisor and the Fund intend to rely on Rule 17a-7, Rule 17a-10, Rule 10f-3, Rule 12d3-1 and Rule 17e-1 under the 1940 Act, and the Sub-Advisor hereby agrees that it shall not consult with any other sub-advisor to a fund under common control with the Fund with respect to transactions for the Fund in securities or other assets.

16.        Instructions to Custodian. The Sub-Advisor shall have authority to issue to the Fund’s custodian such instructions as it may consider appropriate in connection with the settlement of any transaction relating to the Fund that it has initiated. The Advisor shall ensure that the Fund’s custodian is obliged to comply with any instructions of the Sub-Advisor given in accordance with this Agreement. The Sub-Advisor will not be responsible for supervising the Fund’s custodian.

17.        Representations and Warranties. (a) The Advisor represents and warrants to the Sub-Advisor that the Advisor:

(i)        has full power and authority to appoint the Sub-Advisor to manage the Fund in accordance with the terms of this Agreement; and

(ii)        this Agreement is valid and has been duly authorized by appropriate action of the Advisor, the Board and the Fund’s shareholders, does not violate any obligation by which the Advisor is bound, and when so executed and delivered, will be binding upon the Advisor in accordance with its terms subject to applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally and general principles of equity.

(b)        The Sub-Advisor represents and warrants to the Advisor that the Sub-Advisor:

(i)        is registered as an “investment adviser” under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect;

(ii)        is not currently the subject of, and has not been the subject of during the last three (3) years, any enforcement action by a regulator, except as previously disclosed to the Advisor; and

(iii)        maintains insurance coverage in an appropriate amount and shall upon request provide to the Advisor any information it may reasonably require concerning the amount of or scope of such insurance.

18.        Miscellaneous.

(a)        Notices. All notices provided for by this Agreement shall be in writing and shall be deemed given when received, against appropriate receipt, by the General Counsel of the Advisor or Sub-Advisor, as the case may be, or such other person as a party shall designate by notice to the other parties.

(b)        Amendment. This Agreement may be amended at any time, but only by written agreement between the Advisor and the Sub-Advisor, which amendment must be approved by the Board in the manner required by the 1940 Act.

(c)        Entire Agreement. This Agreement constitutes the entire agreement among the parties hereto and supersedes any prior agreement among the parties relating to the subject matter hereof.

(d)        Severability. If any provision of this Agreement will be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement will not be affected thereby.

(e)        Headings. The paragraph headings of this Agreement are for convenience of reference and do not constitute a part hereof.

(f)        Governing Law. This Agreement shall be governed in accordance with the internal laws of the State of Minnesota, without giving effect to principles of conflict of laws.

(g)        Use of Sub-Advisor’s Name. The Advisor shall furnish to the Sub-Advisor all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution which refers to the Sub-Advisor by name prior to the use thereof. The Advisor shall not use or cause the Fund to use any such materials if the Sub-Advisor reasonably objects to such use. This paragraph shall survive the termination of this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective duly authorized representatives as of the date first written above.

U.S. Bancorp Asset Management, Inc.

By:

Name:

Title:

Nuveen Asset Management, LLC

By:

Name:

Title:

Schedule A

Pursuant to Section 7, the Advisor shall pay the Sub-Advisor, for services rendered to the Fund, a monthly sub-advisory fee in an amount equal to the sum of .008335% of the Fund’s average weekly net assets during the month (approximately 0.10% on an annual basis) and 3.0% of the Fund’s daily gross income (i.e., investment income including amortization of discount income, other than gains from the sale of securities or gains received from options and futures contracts less interest on money borrowed by the Fund) accrued by the Fund during the month but such monthly management fee shall not exceed in the aggregate 1/12th of 0.45% of the Fund’s average weekly net assets during the month (approximately 0.45% on an annual basis). Average weekly net assets shall be calculated in the same manner as is used to determine the fee paid by the Fund to the Advisor under the Advisory Agreement.

FORM OF INVESTMENT SUB-ADVISORY AGREEMENT AMERICAN SELECT PORTFOLIO INC.

THIS AGREEMENT is made as of the      day of         , 2014, between U.S. Bancorp Asset Management, Inc., a Delaware corporation (the “Advisor”), and Nuveen Asset Management, LLC, a Delaware limited liability company (the “Sub-Advisor”).

WHEREAS, the Advisor acts as the investment advisor for American Select Portfolio Inc. (the “Fund”), a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), pursuant to an investment advisory agreement between the Advisor and the Fund (the “Advisory Agreement”);

WHEREAS, the Advisor desires to retain the Sub-Advisor to furnish sub-investment advisory services for the Fund, upon the terms and conditions hereafter set forth;

NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants contained herein, the parties agree as follows:

1.        Appointment of Sub-Advisor. The Advisor desires to engage and hereby appoints the Sub-Advisor to provide certain sub-investment advisory services to the Fund for the period and on the terms set forth in this Agreement. The Sub-Advisor accepts the appointment and agrees to furnish the services described herein for the compensation set forth below.

2.        Duties of Sub-Advisor.

The Sub-Advisor is hereby employed and authorized to conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the assets in the Fund. In connection therewith, the Sub-Advisor will (a) make investment decisions for the Fund; (b) place purchase and sale orders for portfolio transactions in the Fund; and (c) employ professional portfolio managers and securities analysts to provide research services relating to the Fund. Subject to the supervision of the Fund’s Board of Directors (the “Board”) and the Advisor, the Sub-Advisor will manage the assets in the Fund in accordance with (a) the Fund’s investment objective(s), policies and restrictions, to the extent the Sub-Advisor has been notified of such objectives, policies and restrictions, (b) the Charter Documents (as such term is defined below), to the extent that they have been provided to the Sub-Advisor, and (c) applicable laws and regulations.

The Advisor has furnished to the Sub-Advisor the Fund’s compliance procedures pursuant to Rules 10f-3, 17a-7, and 17e-1 under the 1940 Act (collectively, the “Compliance Procedures”), the Articles of Incorporation and Bylaws of the Fund, each as amended to date (the “Charter Documents”), and the Fund’s investment objective(s), policies and restrictions. The Advisor agrees, on an ongoing basis, to provide to the Sub-Advisor, as promptly as practicable, copies of all amendments and supplements to the Compliance Procedures, all amendments to the Charter Documents and all revisions to the Fund’s investment objective(s), policies and restrictions.

3.        Brokerage. In selecting brokers or dealers to execute transactions on behalf of the Fund, the Sub-Advisor will seek the best overall terms available. In assessing the best overall terms available for any transaction, the Sub-Advisor will consider factors it deems relevant, including, without limitation, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In selecting brokers or dealers to execute a particular transaction, and in evaluating the best overall terms available, the Sub-Advisor is authorized to consider brokerage and research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934, as amended). The Sub-Advisor will not execute any portfolio transactions with a broker or dealer which is an “affiliated person” (as defined in the 1940 Act) of the Sub-Advisor or the Advisor, except pursuant to the Board’s approved 17e-1 Policies and Procedures for affiliated brokerage transactions. The Advisor will provide the Sub-Advisor with a list of brokers and dealers that are “affiliated persons” of the Advisor.

4.        Proxy Voting. The Sub-Advisor shall vote all proxies with respect to securities held in the Fund in accordance with the Sub-Advisor’s proxy voting guidelines and procedures in effect from time to time. In the event material changes are made to such proxy voting guidelines, the Sub-Advisor agrees to provide the Advisor with a copy of the revised proxy voting guidelines. The Advisor agrees to instruct the Fund’s custodian to forward all proxy materials and related shareholder communications to the Sub-Advisor promptly upon receipt. The Sub-Advisor agrees to promptly inform the Advisor and the Fund of any conflict of interest of which the Sub-Advisor is aware that the Sub-Advisor has in voting proxies with respect to securities held in the Fund. The Sub-Advisor shall not be liable with regard to voting of proxies or other corporate actions if the proxy materials and related communications are not received in a timely manner.

5.        Information Provided to the Advisor.

(a)        The Sub-Advisor will keep the Advisor informed of developments materially affecting the Fund and will, on its own initiative, furnish the Advisor from time to time with whatever information the Sub-Advisor believes is appropriate for this purpose.

(b)        The Sub-Advisor will confer with the Advisor as the Advisor may reasonably request regarding the investment and management of the Fund. The Sub-Advisor will not be required to advise the Advisor or act for the Advisor or the Fund in any legal proceedings, including bankruptcies or class actions, involving securities in the Fund or the issuers of the securities, except that the Sub-Advisor, if requested by the Advisor or the Board, shall act on behalf of the Advisor and/or the Fund in any legal proceedings relating specifically to Whole Loans and Participation Mortgages held by the Fund.

(c)        The Sub-Advisor agrees to comply with all reporting requirements that the Board or the Advisor reasonably adopt and communicate to the Sub-Advisor in writing, including reporting requirements related to performance of the Fund, brokerage practices, and proxy voting.

(d)        The Sub-Advisor will monitor the pricing of portfolio securities, and events relating to the issuers of those securities and the markets in which the securities trade in the ordinary course of managing the portfolio securities of the Fund, and will notify the Advisor promptly of any issuer-specific or market events or other situations that occur (particularly those that may occur after the close of a foreign market in which the securities may primarily trade but before the time at which the Fund’s securities are priced on a given day) that may materially impact the pricing of one or more securities in the Fund. In addition, upon the request of Advisor, the Sub-Advisor will assist the Advisor in evaluating the impact that such an event may have on the net asset value of the Fund and in determining a recommended fair value of the affected security or securities. Sub-Advisor shall not be liable for any valuation determined or adopted by the Fund, unless such determination is made based upon information provided by the Sub-Advisor that is materially incorrect or incomplete as a result of the Sub-Advisor’s gross negligence.

(e)        The Sub-Advisor has provided the Advisor with a true and complete copy of its compliance policies and procedures that are reasonably designed to prevent violations of the “federal securities laws” (as such term is defined in Rule 38a-1 under the 1940 Act) and Rule 206(4)-7 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) (the “Sub-Advisor Compliance Policies”). The Sub-Advisor’s chief compliance officer (the “Sub-Advisor CCO”) shall provide to the Fund’s chief compliance officer (the “Fund CCO”) or his or her delegate, promptly (and in no event more than 10 business days) after the occurrence of the triggering event, the following:

(i)        a report of any material changes to the Sub-Advisor Compliance Policies;

(ii)        a report of any “material compliance matters,” as defined by Rule 38a-1 under the 1940 Act, that have occurred in connection with the Sub-Advisor Compliance Policies;

(iii)        a copy of a summary of the Sub-Advisor CCO’s report with respect to the annual review of the Sub-Advisor Compliance Policies pursuant to Rule 206(4)-7 under the Advisers Act; and

(iv)        an annual (or more frequently as the Fund CCO may request) certification regarding the Sub-Advisor’s compliance with Rule 206(4)-7 under the Advisers Act and Section 38a-1 under the 1940 Act as well as the foregoing sub-paragraphs (i) - (iii).

(f)        The Sub-Advisor will timely notify the Advisor of any material violations by the Sub-Advisor of the Fund’s investment policies or restrictions or any applicable law or regulation.

6.        Standard of Care. The Sub-Advisor shall exercise its best judgment in rendering the services described in paragraphs 2, 3 and 4 above. The Sub-Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or the Advisor in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Sub-Advisor’s part in the performance of its duties or from reckless disregard by the Sub-Advisor of its obligations and duties under this Agreement (each such act or omission shall be referred to as “Disqualifying Conduct”). Neither the Sub-Advisor nor its members, partners, officers, employees and agents shall be liable to the Advisor, the Fund, its shareholders or any other person (a) for the acts, omissions, errors of judgment or mistakes of law of any other fiduciary or other person with respect to the Fund or (b) for any failure or delay in performance of the Sub-Advisor’s obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control, including, without limitation, acts of civil or military authority, national emergencies, labor difficulties, fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply.

The Sub-Advisor does not guarantee the future performance of the Fund or any specific level of performance, the success of any investment decision or strategy that the Sub-Advisor may use, or the success of the Sub-Advisor’s overall management of the Fund. The Advisor understands that investment decisions made for the Fund by the Sub-Advisor are subject to various market, currency, economic, political and business risks, and that those investment decisions will not always be profitable.

7.        Compensation.

In consideration of the services rendered pursuant to this Agreement, the Advisor will pay the Sub-Advisor on the fifth business day of each month a fee for the previous month equal to 1/12 of the per annum rate of 0.30% of the Fund’s average weekly net assets, calculated in the same manner as the fee paid by the Fund to the Advisor under the Advisory Agreement. The fee for the period from the date of this Agreement to the end of the calendar month shall be prorated according to the proportion that such period bears to the full monthly period. Upon any termination of this Agreement before the end of a month, the fee for such part of that month shall be prorated according to the proportion that such period bears to the full monthly period and shall be payable upon the date of termination of this Agreement.

8.        Expenses. The Sub-Advisor will bear all of its expenses in connection with the performance of its services under this Agreement. All other expenses to be incurred in the operation of the Fund will be borne by the Fund, except to the extent specifically assumed by the Sub-Advisor. The expenses to be borne by the Fund include, by way of example, but not by way of limitation, (a) brokerage and commission expenses; (b) Federal, state, local and foreign taxes, including issue and transfer taxes incurred by or levied on the Fund; (c) interest charges on borrowings; (d) the Fund’s organizational and offering expenses; (e) fees and expenses of registering the Fund’s shares under the appropriate Federal securities laws and qualifying the Fund’s shares under applicable state securities laws; (f) fees and expenses of listing and maintaining the listing of the Fund’s shares on the principal securities exchanges where listed, or, if the Fund’s shares are not so listed, fees and expenses of listing and maintaining the quotation of the Fund’s shares on the principal securities market where traded; (g) expenses of printing and distributing reports to shareholders; (h) expenses of shareholders’ meetings and proxy solicitation; (i) charges and expenses of the Fund’s administrator, custodian and registrar, transfer agent and dividend disbursing agent; (j) expenses incident to foreclosure on property underlying mortgage loans; (k) fees of outside parties retained to assist in conducting due diligence respecting Whole Loans and Participation Mortgages, as defined in the Fund’s Registration Statement on Form N-2; (l) compensation of the Fund’s officers, directors and employees that are not affiliated persons or interested persons (as defined in Section 2(a)(19) of the 1940 Act and the rules, regulations and releases relating thereto) of the Advisor or Sub-Advisor; (m) legal and auditing expenses, including any legal expenses incurred by the Sub-Advisor in performing its obligations under Section 5(b) hereof; (n) cost of certificates representing shares of the fund; (o) costs of stationery and supplies; (p) insurance expenses; and (q) association membership dues.

9.        Services to Other Companies or Accounts. The Advisor understands that the Sub-Advisor now acts, will continue to act and may act in the future as investment advisor to fiduciary and other managed accounts and as investment advisor to other investment companies, and the Advisor has no objection to the Sub-Advisor so acting, provided that whenever the Fund and one or more other accounts or investment companies advised by the Sub-Advisor have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a methodology believed to be equitable to each entity. The Sub-Advisor agrees to similarly allocate opportunities to sell securities. The Advisor recognizes that, in some cases, this procedure may limit the size of the position that may be acquired or sold for the Fund. In addition, the Advisor understands that the persons employed by the Sub-Advisor to assist in the performance of the Sub-Advisor’s duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict the right of the Sub-Advisor or any affiliate of the Sub-Advisor to engage in and devote time and attention to other business or to render services of whatever kind or nature.

10.        Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Advisor hereby agrees that all records which it specifically maintains for the Fund are the property of the Fund and further agrees to surrender promptly to the Fund copies of any of such records upon the Fund’s or the Advisor’s request. The Sub-Advisor further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records relating to its activities hereunder required to be maintained by Rule 31a-1 under the 1940 Act and to preserve the records relating to its activities hereunder required by Rule 204-2 under the Advisers Act for the period specified in said Rule.

11.        Term of Agreement. Unless sooner terminated, this Agreement shall continue in effect until                 ,         . Thereafter, this Agreement shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by the Board in the manner required by the 1940 Act. This Agreement is terminable, without penalty, on 60 days’ written notice (the date of termination may be less than 60 days after the written notice of termination so long as the duration of the notice period is agreed upon by the Advisor and Sub-Advisor) by the Advisor, by the Fund’s Board, by vote of a majority of the Fund’s outstanding voting securities, or by the Sub-Advisor, and will immediately terminate upon termination of the Advisory Agreement. This Agreement also will terminate automatically in the event of its assignment (as defined in the 1940 Act).

12.        Trade Settlement at Termination. Termination will be without prejudice to the completion of any transaction already initiated. On, or after, the effective date of termination, the Sub-Advisor shall be entitled, without prior notice to the Advisor or the Fund, to direct the Fund’s custodian to retain and/or realize any assets of the Fund as may be required to settle transactions already initiated. Following the date of effective termination, any new transactions will only be executed by mutual agreement between the Advisor and the Sub-Advisor.

13.        Indemnification. (a) The Advisor agrees to indemnify and hold harmless the Sub-Advisor and its members, partners, officers, employees, agents, successors and assigns (each a “Sub-Advisor Indemnified Person”) from and against any and all claims, losses, liabilities or damages (including reasonable attorneys’ fees and other related expenses) to which any Sub-Advisor Indemnified Person may become subject as a result of the Advisor’s material breach of this Agreement or as a result of the Advisor’s willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties hereunder or violation of applicable law; provided, however, that no Sub-Advisor Indemnified Person shall be indemnified for any claim, loss, liability or damage that may be sustained as a result of the Sub-Advisor’s Disqualifying Conduct.

(b)        The Sub-Advisor agrees to indemnify and hold harmless the Advisor and the Fund and their respective shareholders, members, partners, directors, officers, employees, agents, successors and assigns (each an “Advisor Indemnified Person”) from and against any and all claims, losses, liabilities or damages (including reasonable attorney’s fees and other related expenses) to which any Advisor Indemnified Person may become subject as a result of the Sub-Advisor’s material breach of this Agreement or as a result of the Sub-Advisor’s willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties hereunder or violation of applicable law; provided, however, that no Advisor Indemnified Person shall be indemnified for any claim, loss, liability or damage that may be sustained as a result of the Advisor’s Disqualifying Conduct.

14.        Delegation to Third Parties. Except where prohibited by applicable law or regulation, the Sub-Advisor may delegate or may employ a third party to perform any accounting, administrative, reporting and ancillary services required to enable the Sub-Advisor to perform its functions under this Agreement. Notwithstanding any other provision of the Agreement, the Sub-Advisor may provide information about the Advisor and the Fund to any such third party for the purposes of this paragraph, provided that the third party is subject to a confidentiality agreement that specifically prevents the misuse of any such information, including portfolio holdings. The Sub-Advisor will act in good faith and with due diligence in the selection, use and monitoring of third parties and shall be solely responsible for any loss, mistake, gross negligence or misconduct caused by such third party.

15.        Disclosure. (a) Neither the Advisor, on its own behalf or on behalf of the Fund, or the Sub-Advisor shall disclose information of a confidential nature acquired in consequence of this Agreement, except for information that they may be entitled or bound to disclose by law, regulation or that is disclosed to their advisors where reasonably necessary for the performance of their professional services or, in the case of the Sub-Advisor, as permitted in accordance with Section 14 of this Agreement.

(b)        Notwithstanding the provisions of Subsection 15(a), to the extent that any market counterparty with whom the Sub-Advisor deals requires information relating to the Fund (including, but not limited to, the identity of the Advisor or the Fund and market value of the Fund), the Sub-Advisor shall be permitted to disclose such information to the extent necessary to effect transactions on behalf of the Fund in accordance with the terms of this Agreement.

(c)        Notwithstanding the provisions of Subsections 15(a) and 15(b), the Sub-Advisor acknowledges that the Advisor and the Fund intend to rely on Rule 17a-7, Rule 17a-10, Rule 10f-3, Rule 12d3-1 and Rule 17e-1 under the 1940 Act, and the Sub-Advisor hereby agrees that it shall not consult with any other sub-advisor to a fund under common control with the Fund with respect to transactions for the Fund in securities or other assets.

16.        Instructions to Custodian. The Sub-Advisor shall have authority to issue to the Fund’s custodian such instructions as it may consider appropriate in connection with the settlement of any transaction relating to the Fund that it has initiated. The Advisor shall ensure that the Fund’s custodian is obliged to comply with any instructions of the Sub-Advisor given in accordance with this Agreement. The Sub-Advisor will not be responsible for supervising the Fund’s custodian.

17.        Representations and Warranties. (a) The Advisor represents and warrants to the Sub-Advisor that the Advisor:

(i)        has full power and authority to appoint the Sub-Advisor to manage the Fund in accordance with the terms of this Agreement; and

(ii)        this Agreement is valid and has been duly authorized by appropriate action of the Advisor, the Board and the Fund’s shareholders, does not violate any obligation by which the Advisor is bound, and when so executed and delivered, will be binding upon the Advisor in accordance with its terms subject to applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally and general principles of equity.

(b)        The Sub-Advisor represents and warrants to the Advisor that the Sub-Advisor:

(i)        is registered as an “investment adviser” under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect;

(ii)        is not currently the subject of, and has not been the subject of during the last three (3) years, any enforcement action by a regulator, except as previously disclosed to the Advisor; and

(iii)        maintains insurance coverage in an appropriate amount and shall upon request provide to the Advisor any information it may reasonably require concerning the amount of or scope of such insurance.

18.        Miscellaneous.

(a)        Notices. All notices provided for by this Agreement shall be in writing and shall be deemed given when received, against appropriate receipt, by the General Counsel of the Advisor or Sub-Advisor, as the case may be, or such other person as a party shall designate by notice to the other parties.

(b)        Amendment. This Agreement may be amended at any time, but only by written agreement between the Advisor and the Sub-Advisor, which amendment must be approved by the Board in the manner required by the 1940 Act.

(c)        Entire Agreement. This Agreement constitutes the entire agreement among the parties hereto and supersedes any prior agreement among the parties relating to the subject matter hereof.

(d)        Severability. If any provision of this Agreement will be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement will not be affected thereby.

(e)        Headings. The paragraph headings of this Agreement are for convenience of reference and do not constitute a part hereof.

(f)        Governing Law. This Agreement shall be governed in accordance with the internal laws of the State of Minnesota, without giving effect to principles of conflict of laws.

(g)        Use of Sub-Advisor’s Name. The Advisor shall furnish to the Sub-Advisor all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution which refers to the Sub-Advisor by name prior to the use thereof. The Advisor shall not use or cause the Fund to use any such materials if the Sub-Advisor reasonably objects to such use. This paragraph shall survive the termination of this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective duly authorized representatives as of the date first written above.

U.S. Bancorp Asset Management, Inc.

By:

Name:

Title:

Nuveen Asset Management, LLC

By:

Name:

Title:

APPENDIX G

AUDIT COMMITTEE CHARTER

First American Funds

Audit Committee Charter

[As amended effective June 18, 2013]

1.        The First American Funds Complex Audit Committee (Audit Committee) shall be composed entirely of independent directors1 who are not “interested persons” of the Funds within the meaning of the Investment Company Act of 1940. The Audit Committee shall be comprised of at least three members with one member appointed as chairperson. All committee members shall be financially literate2, at least one member shall have accounting or related financial management expertise3, and at least one member shall be an “audit committee financial expert” as determined by the Board of Directors of the Funds pursuant to SEC Form N-CSR, Items 3(b) and (c).

2.        The purposes of the Audit Committee are:

(a)        to oversee the Funds’ accounting and financial reporting policies and practices, their internal controls and, as appropriate, the internal controls of certain service providers;

(b)        to oversee the quality of the Funds’ financial statements and the independent audit thereof;

(c)        to oversee the valuation of the securities held by the Funds;

(d)        to assist Board oversight of the Funds’ compliance with legal and regulatory requirements; and

(e)        for the Chairman or other Committee members, as needed, to act as a liaison between the Funds’ independent auditors and the full Board of Directors.

The function of the Audit Committee is oversight; it is management’s responsibility to maintain appropriate systems for accounting and internal control and for preparing the Funds’ financial statements, and the independent auditor’s responsibility is to plan and carry out a proper audit of the financial statements.

[1]	A director shall be deemed “independent” for this purpose only if he or she is independent within the meaning of Rule 10A-3(b)(1)(iii) under the Securities Exchange Act of 1934. The full Board of Directors has reviewed information provided by each Audit Committee member and has found that each such member is “independent” within the meaning of this rule.
[2]	For purposes of the applicable New York Stock Exchange Rule, the full Board of Directors, in its business judgment, interprets the term “financially literate” in a manner consistent with the counterpart NYSE MKT Rule, as meaning that an Audit Committee member is able to read and understand fundamental financial statements, including a balance sheet, income statement, and cash flow statement.
[3]	For purposes of the applicable New York Stock Exchange Rule, the full Board of Directors, in its business judgment, interprets this qualification in a manner consistent with the counterpart NYSE MKT, as meaning that an Audit Committee member has past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer, or other senior officer with financial oversight responsibilities.

The outside auditor for the Funds is ultimately accountable to the Board of Directors and Audit Committee as representatives of shareholders. The Audit Committee and Board of Directors have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the outside auditor (or to nominate the outside auditor to be proposed for shareholder approval in any proxy statement).

3.        To carry out its purposes, the Audit Committee shall have the following duties and powers:

(a)        to review with management and the independent auditors the audited annual financial statements of the Funds, including their judgment about the quality, not just the acceptability, of accounting principles, the reasonableness of significant judgments including, the significant assumptions underlying highly subjective estimates, any accounting adjustments arising from the audit that were noted or proposed by the independent auditors but were not implemented (as immaterial or otherwise), any significant accounting policies in controversial areas or areas for which there is a lack of authoritative guidance or diversity in practice,, and the clarity of the disclosures in the financial statements;

(b)        to meet with the Funds’ independent auditors, including private meetings, as necessary: (i) to review the arrangements for and scope of the annual audit and any special audits, including any significant changes to the planned audit strategy or identified risks and any significant issues that the independent auditors discussed with management in connection with their appointment or retention; (ii) to review the personnel, staffing, qualifications and experience of the independent auditors, including any specialized knowledge or skill needed to perform the audits; (iii) to discuss any matters or concern relating to the Funds’ financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iv) to consider the auditors’ comments with respect to the Funds’ financial policies, procedures, and internal accounting controls and management’s responses thereto; (v) to review the form of opinion the independent auditors propose to render to the Board and shareholders with respect to the Funds’ financial statements; (vi) to review any matters relating to the other information in documents containing the audited financial statements of the Funds; and (vii) to review the results of internal audits of areas that impact the Funds;

(c)        to prepare and deliver the audit committee reports required to be included in the closed-end Funds’ proxy statements;

(d)        to receive and consider any communications which the Funds’ principal executive officer and principal financial officer are required to make to the Audit Committee in connection with their certifications of the Funds’ filings on SEC Form N-CSR;

(e)        to receive and consider the communications which the Funds’ independent auditors are required to make to the Audit Committee pursuant to SEC Reg. S-X, Rule 2-07(a) (a copy of which is attached hereto as Exhibit A);

(f)        to consider the effect upon the Funds of any changes in accounting principles or practices proposed by management or the auditors;

(g)        to ensure that the auditor submits on a periodic basis to the Audit Committee a formal written statement delineating all relationships between the auditor and the Funds, consistent with Independence Standards Board Statement No. 1, to engage in a dialogue with the auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditor, to evaluate the independence of the auditor, and to recommend that the Board of Directors take appropriate action in response to the auditors’ report to satisfy itself of the auditors’ independence;

(h)        at least annually, to obtain and review a report by the auditor describing the firm’s internal quality-control procedures, any material issues raised by the most recent internal quality-control review, Public Company Accounting Oversight Board (“PCAOB”) or other peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carries out by the firm, including the independent auditors’ response to any identified accounting deficiencies and any steps taken to deal with any such issues;

(i)        to review with the independent auditors all matters required to be communicated to the Audit Committee by the independent auditors including, but not limited to: (a) the extent to which the independent auditors intend to use the Funds’ internal auditors in the audit; (b) any complaints or concerns regarding accounting or auditing matters that have come to the attention of the independent auditors; (c) the detection of fraud or illegal acts; (d) any violations or possible violations of laws or regulations and to inquire of the Audit Committee with respect to any violations or possible violations; (e) any significant issues or other contentious matters for which the independent auditors have consulted outside the engagement team; (f) any disagreements or difficulties with management; (g) any significant transactions that are outside the ordinary course of business or otherwise appear to be unusual; (h) any consultations by management with other auditors, information about other accounting firms or other persons performing audit procedures, and the basis upon which the independent auditors can serve as principal auditor if significant parts of the audit will be performed by other auditors; and (i) any other matters required to be discussed pursuant to all applicable PCAOB or other applicable standards or other matters arising out of the audit that are significant to the oversight of the Funds’ financial reporting process;

(j)        to consider pre-approving any accounting firm’s engagement to render audit or non-audit services to the Funds or, under the circumstances contemplated by SEC Reg. S-X, Rule 2-01(c)(7)(ii) (a copy of which is attached hereto as Exhibit B), to the Funds’ investment adviser or any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Funds and the accounting firm’s services have a direct impact on the Funds’ operations or financial reporting; provided, that the Audit Committee may establish written pre-approval policies and procedures which conform to the requirements of SEC Reg. S-X, Rule 2-01(c)(7)(i)(B) (a copy of which is attached hereto as Exhibit C);

(k)        to review the fees charged to the Funds by the auditors for audit and non-audit services;

(l)        to oversee the valuation of the securities held by the Funds as set forth in paragraph 4 below;

(m)        to investigate improprieties or suspected improprieties in Fund operations;

(n)        to review procedures to safeguard portfolio securities;

(o)        to review the Funds’ back-up procedures and disaster recovery plans;

(p)        to discuss policies with respect to risk assessment and risk management;

(q)        to meet separately, periodically, with management, with internal auditors (or other personnel responsible for the internal audit function) and with independent auditors;

(r)        to set clear hiring policies for employees or former employees of the auditors; and

(s)        to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate.

4.        The Committee shall oversee the valuation of the securities held by the Funds as follows:

(a)        The Committee is responsible for overseeing the valuation of securities for which market quotations are not readily available, pursuant to procedures established by the Board of Directors of the Funds, which may be amended by the Board (the “Valuation Procedures”). Pursuant to the Valuation Procedures, a committee (the “USBAM Valuation Committee”) comprised of representatives of U.S. Bancorp Asset Management, Inc. (“USBAM”) will determine the value of a security pursuant to the Valuation Procedures in the following circumstances:

(i)        Instances in which USBAM proposes to use valuation methods other than pricing service quotations/pricing service matrix prices, broker-dealer prices or prices from a widely used quotation system in valuing whole loans and similar instruments;

(ii)        Instances in which the value for a security cannot be determined using independent pricing service quotations, independent pricing service model valuation, broker-dealer prices or prices from a widely used quotation system, or where the value obtained from any such sources is deemed to be erroneous or unreliable and where no other pricing service, valuation, dealer quotation or widely used quotation system is readily available; and

(iii)        Instances in which a Significant Event occurs prior to the time a Fund’s net asset value is calculated. For this purpose, a “Significant Event” is one that is related to a single issuer or an entire market sector that is reasonably likely to affect the value of one or more of a Fund’s portfolio securities.

(b)        The Committee is responsible for reviewing any “fair value” determinations made by the USBAM Valuation Committee, in accordance with the Valuation Procedures. In addition, the Committee is responsible for reviewing on a periodic basis certain pricing reports prepared by USBAM in accordance with the Valuation Procedures.

(c)        The Committee is responsible for monitoring pricing services used and the appropriateness of a previously determined fair value methodology, such as, for example, the pricing model used to value whole loans and similar instruments. In addition, the Committee shall oversee the Funds’ Valuation Procedures, including compensating controls to prevent and detect clerical error, and shall review at least annually the Valuation Procedures to ensure their continued appropriateness. The Committee will approve in advance any proposed changes to such pricing services or methodology or to the Valuation Procedures and present such changes for ratification to the Board of Directors of the Funds.

(d)        The Committee shall oversee the responsibility of USBAM to maintain adequate records when the Funds use “fair value” pricing.

5.        The Committee shall meet on a regular basis as often as necessary to fulfill its responsibilities, including at least semi-annually to review the closed-end Funds’ annual and semi-annual financial statements. The Committee is empowered to hold special meetings, as circumstances require.

6.        The Committee shall regularly meet with the Treasurer of the Funds.

7.        The Committee shall establish procedures for (a) the receipt, retention, and treatment of complaints received by the Funds regarding accounting, internal accounting controls, or auditing matters, and (b) the confidential, anonymous submission by employees of the Funds and of their investment advisers, administrators, principal underwriters, and any other provider of accounting related services for the Funds, of concerns regarding questionable accounting or auditing matters.

8.        The Committee also shall act as the Funds’ “qualified legal compliance committee,” as defined in 17 CFR Section 205.2(k). In this role, the Committee shall:

(a)        adopt written procedures for the confidential receipt, retention and consideration of any report of evidence of a material violation of United States federal or state securities law, material breach of fiduciary duty to the Funds arising under United States federal or state law, or similar material violation of United States federal or state law which is required to be made with respect to the Funds by attorneys who are subject to the reporting rules set forth in 17 CFR Part 205;

(b)        have the authority and responsibility:

(i)        to inform the Funds’ chief legal officer and chief executive officer (or the equivalents thereof) of any report of evidence of a material violation received by the Committee (except in the circumstances described in 17 CFR Section 205.3(b)(4));

(ii)        to determine whether an investigation is necessary regarding any report of evidence of a material violation received by the Committee and, if the Committee determines an investigation is necessary or appropriate, to (A) notify the Funds’ Board of Directors, (B) initiate an investigation, which may be conducted either by the Funds’ chief legal officer (or the equivalent thereof) or by outside attorneys, and (C) retain such additional expert personnel as the Committee deems necessary;

(iii)        at the conclusion of the investigation, to (A) recommend to the full Board of Directors, by majority vote, that the Funds implement an appropriate response to evidence of a material violation, and (B) inform the Funds’ chief legal officer and chief executive officer and their Board of Directors of the results of any such investigation and the appropriate remedial measures to be adopted; and

(c)        have the authority and responsibility, acting by majority vote, to take all other appropriate action, including the authority to notify the SEC in the event that the Funds fail in any material respect to implement an appropriate response that the Committee has recommended the Funds to take.

9.        The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the power to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel related to the Funds and the authority to retain special counsel and other experts or consultants at the expense of the appropriate Fund(s).

10.        The Committee shall review this Charter at least annually and recommend any changes to the full Board of Directors. The full Board of Directors shall approve this charter at least annually.

11.        The Committee shall evaluate its own performance at least annually.

Exhibit A: Reg. S-X, Rule 2-07(a)

(a)        Each registered public accounting firm that performs for an audit client that is an issuer (as defined in section 10A(f) of the Securities Exchange Act of 1934, other than an issuer that is an Asset-Backed Issuer as defined in Rules 13a-14(g) and 15d-14(g) under the Securities Exchange Act of 1934, or an investment company registered under section 8 of the Investment Company Act of 1940, other than a unit investment trust as defined by section 4(2) of the Investment Company Act of 1940, any audit required under the securities laws shall report, prior to the filing of such audit report with the Commission (or in the case of a registered investment company, annually, and if the annual communication is not within 90 days prior to the filing, provide an update, in the 90 day period prior to the filing, of any changes to the previously reported information), to the audit committee of the issuer or registered investment company:

(1)        All critical accounting policies and practices to be used;

(2)        All alternative treatments within Generally Accepted Accounting Principles for policies and practices related to material items that have been discussed with management of the issuer or registered investment company, including:

(i)        Ramifications of the use of such alternative disclosures and treatments; and

(ii)        The treatment preferred by the registered public accounting firm;

(3)        Other material written communications between the registered public accounting firm and the management of the issuer or registered investment company, such as any management letter or schedule of unadjusted differences;

(4)        If the audit client is an investment company, all non-audit services provided to any entity in an investment company complex, as defined in Rule 2-01 (f)(14), that were not pre-approved by the registered investment company’s audit committee pursuant to Rule 2-01 (c)(7).

Exhibit B: Reg. S-X, Rule 2-01(c)(7)(ii)

(ii)        A registered investment company’s audit committee also must pre-approve its accountant’s engagements for non-audit services with the registered investment company’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registered investment company in accordance with paragraph (c)(7)(i) of this section, if the engagement relates directly to the operations and financial reporting of the registered investment company, except that with respect to the waiver of the pre-approval requirement under paragraph (c)(7)(i)(C) of this section, the aggregate amount of all services provided constitutes no more than five percent of the total amount of revenues paid to the registered investment company’s accountant by the registered investment company, its investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registered investment company during the fiscal year in which the services are provided that would have to be pre-approved by the registered investment company’s audit committee pursuant to this section.

Exhibit C: Reg. S-X, Rule 2-01(c)(7)(i)(B)

(B)        The engagement to render the service is entered into pursuant to pre-approval policies and procedures established by the audit committee of the issuer or registered investment company, provided the policies and procedures are detailed as to the particular service and the audit committee is informed of each service and such policies and procedures do not include delegation of the audit committees responsibilities under the Securities Exchange Act of 1934 to management; . . .

APPENDIX H

GOVERNANCE COMMITTEE CHARTER

FIRST AMERICAN FUNDS

GOVERNANCE COMMITTEE

CHARTER

(Effective June 18, 2013)

I.	Purpose

The purpose of the Governance Committee is to oversee the Board’s governance processes.

II.	Composition

The Governance Committee shall be composed entirely of Directors who are not “interested persons” of the Funds within the meaning of the Investment Company Act of 1940. The Governance Committee will have at least three members.

III.	Responsibilities

The Committee will have the following responsibilities:

Board Composition

•

Interview and recommend to the Board of Directors of the Funds nominees for election as directors (whether they are “interested” or “disinterested” within the meaning of the Investment Company Act of 1940) consistent with the needs of the Board and the Funds. The Committee will evaluate candidates’ qualifications for Board membership and, with respect to persons being considered to join the Board as “disinterested” directors, their independence from management and principal service providers. These persons must be independent in terms of both the letter and the spirit of the 1940 Act and the Rules, Regulations and Forms under the 1940 Act. With respect to “disinterested” director candidates, the Committee also will consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, such as business, financial or family relationships with Fund managers or service providers. In this regard, the Committee will not consider the following types of candidates to serve as “disinterested” directors: (1) a close family member[1] of an employee, officer or interested director of a Fund or its affiliates, and (2) a former officer or director of a Fund’s affiliate.

•	Review, annually, the independence of all Independent Directors and report its findings to the Board.

•	Review the composition of the Board of Directors to determine whether it may be appropriate to add individuals with different backgrounds or skills from those already on the Board.

[1]	“Close family member” includes any member of the immediate family and any aunt, uncle or cousin.

•	Recommend to the Board a successor to the Board Chair when a vacancy occurs.

•	Consult with the Board Chair regarding the Board Chair’s recommended Committee assignments.

Committee Structure

•	Assist the Board Chair in his or her annual review of the Board’s Committee structure and membership.

Director Education

•

Develop an annual education calendar that details the topics to be addressed in the Board’s quarterly education sessions. The educational calendar will be presented to the full Board at its first quarterly meeting.

•	Encourage and monitor the attendance by each Independent Director at educational seminars, conferences or similar meetings.

•	Develop and conduct orientation sessions for new Independent Directors before or shortly after the new Directors join the Board.

•	Manage the Board’s education program in a cost-effective manner.

Governance Practices

•	Review and make recommendations to the Board of Directors concerning Director compensation at least once every year.

•

As appropriate or necessary, review, on a regular basis, and make recommendations to the Board of Directors concerning Director expenses, including those related to Board education, Director education, Director travel, legal counsel and consultant support.

•	Review annually adherence to the Board’s guideline that each Director maintain an ownership stake in the Funds.

•	Review Director compliance with the requirement that a Director must retire from Board service by December 31 of the year in which he or she reaches the age of 75.

•	If requested, assist the Board Chair in overseeing the Board’s self-evaluation process undertaken each year by the Independent Directors.

•

In collaboration with outside counsel and as required by law or deemed advisable by the Committee, develop policies and procedures addressing matters which should come before the Committee in the proper exercise of its duties.

•	Review new industry reports and “best practices” applicable to the FAF complex as they are published.

•	In consultation with the Board Chair, review and, as appropriate, recommend changes in, Board governance policies, procedures and practices.

•	Report the Committee’s activities on a regular basis to the Board of Directors and make such recommendations as the Committee and the Board Chair deem appropriate.

•	Review at least annually and, as appropriate, recommend that the Board implement changes to this Charter.

IV.	Retention of Experts

The Committee will have the resources and authority to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of any one or more of the Funds, as appropriate.

APPENDIX I

OFFICERS OF THE FUNDS

Target Funds

The following table provides the current officers of the Target Funds and their principal occupations during the past five years (their titles may have varied during that period). Unless otherwise indicated, the address of each officer listed below is U.S. Bancorp Asset Management, Inc., 800 Nicollet Mall, Minneapolis, Minnesota 55402. Officers receive no compensation from the Funds.

Name and Year of Birth	Position with the Target Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(2)
Joseph M. Ulrey III(1) 1958	President	Term: Annual Length of Service: Since 2011	Chief Executive Officer and President of U.S. Bancorp Asset Management, Inc. since January 2011; prior thereto, Chief Financial Officer and Head of Technology and Operations, U.S. Bancorp Asset Management, Inc.

Eric J. Thole(1) 1972	Vice President	Term: Annual Length of Service: Since 2011	Chief Operating Officer, U.S. Bancorp Asset Management, Inc. since August 2012; Head of Operations, Technology and Treasury, U.S. Bancorp Asset Management, Inc. from January 2011 through July 2012; prior thereto, Managing Director of Investment Operations, U.S. Bancorp Asset Management, Inc.

John G. Wenker Nuveen Asset Management, LLC 901 Marquette Avenue South Minneapolis, Minneapolis 55402 1951	Vice President	Term: Annual Length of Service: Since 1996	Managing Director, Head of Real Assets, Nuveen Asset Management, LLC since January 2011; prior thereto , Managing Director, U.S. Bancorp Asset Management, Inc.

David A. Yale Nuveen Asset Management, LLC 901 Marquette Avenue South Minneapolis, Minneapolis 55402 1956	Vice President	Term: Annual Length of Service: Since 2007	Senior Vice President, Portfolio Manager, Nuveen Asset Management, LLC since January 2011; prior thereto, Senior Real Estate Portfolio Manager, U.S. Bancorp Asset Management, Inc.

Name and Year of Birth	Position with the Target Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(2)
Jill M. Stevenson 1965	Treasurer	Term: Annual Length of Service: Treasurer since 2011; Assistant Treasurer, 2005-2010	Mutual Funds Treasurer, U.S. Bancorp Asset Management, Inc. since January 2011; prior thereto, Mutual Funds Assistant Treasurer, U.S. Bancorp Asset Management, Inc.

Ruth M. Mayr(1) 1959	Chief Compliance Officer	Term: Annual Length of Service: Since 2011	Chief Compliance Officer, U.S. Bancorp Asset Management, Inc. since January 2011; prior thereto, Director of Compliance, U.S. Bancorp Asset Management, Inc.

Carol A. Sinn(1) 1959	Anti-Money Laundering Officer	Term: Annual Length of Service: Since 2011

Senior Business Line Risk Manager and Anti-Money Laundering Officer, U.S. Bancorp Asset Management, Inc. since January 2011; prior thereto, Senior Business Line Risk Manager,

U.S. Bancorp Asset Management, Inc.

Richard J. Ertel(1) 1967	Secretary	Term: Annual Length of Service: Secretary since 2011; Assistant Secretary, 2006-2010 and 2003-2004	General Counsel, U.S. Bancorp Asset Management, Inc. since January 2011; prior thereto, Counsel, U.S. Bancorp Asset Management, Inc.

Scott F. Cloutier 1973	Assistant Secretary	Term: Annual Length of Service: Since 2012	Senior Corporate Counsel, U.S. Bancorp Asset Management, Inc. since April 2011; Attorney, Steingart, McGrath & Moore, P.A., a Minneapolis-based law firm, from April 2009 through March 2011; prior thereto, Corporate Counsel, Pine River Capital Management, L.P., a Minneapolis-based investment adviser

(1)	Messrs. Ulrey, Thole and Ertel and Mses. Mayr and Sinn are each officers of U.S. Bancorp Asset Management, Inc.
(2)	Information as of April 30, 2014.

Acquiring Fund

The following table provides the Nuveen personnel who are expected to become officers of the Acquiring Fund as of the Closing Date and their principal occupations during the past five years (their titles may have varied during that period). Unless otherwise indicated, the address of each officer listed below is Nuveen Investments, Inc., 333 West Wacker Drive, Chicago, Illinois 60606. Officers will receive no compensation from the Acquiring Fund.

Name, Address and Year of Birth	Position with the Acquiring Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years(2)
Gifford R. Zimmerman 1956	Chief Administrative Officer	Term: Annual Length of Service: Since 1988	Managing Director (since 2002) and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC and Nuveen Investments Advisers Inc. (since 2002); Managing Director, Associate General Counsel and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.

Cedric H. Antosiewicz 1962	Vice President	Term: Annual Length of Service: Since 2007	Managing Director (since 2004) of Nuveen Securities LLC.

Name, Address and Year of Birth	Position with the Acquiring Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years(2)
Margo L. Cook 1964	Vice President	Term: Annual Length of Service: Since 2009	Executive Vice President (since 2008) of Nuveen Investments, Inc., Nuveen Fund Advisors, LLC (since 2011) and Nuveen Securities, LLC (since 2013); Managing Director—Investment Services of Nuveen Commodities Asset Management, LLC (since 2011); previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Mgt. (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.

Lorna C. Ferguson 1945	Vice President	Term: Annual Length of Service: Since 1998	Managing Director of Nuveen Investments Holdings, Inc.

Stephen D. Foy 1954	Vice President and Controller	Term: Annual Length of Service: Since 1993	Senior Vice President (since 2013), formerly, Vice President of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); formerly, Senior Vice President (2010-2011), formerly, Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Certified Public Accountant.

Name, Address and Year of Birth	Position with the Acquiring Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years(2)
Scott S. Grace 1970	Vice President and Treasurer	Term: Annual Length of Service: Since 2009	Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, LLC, Nuveen Investments Advisers Inc., Nuveen Investments Holdings, Inc., Nuveen Securities, LLC and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.

Walter M. Kelly 1970	Chief Compliance Officer and Vice President	Term: Annual Length of Service: Since 2003	Senior Vice President (since 2008) of Nuveen Investments Holdings, Inc.

Tina M. Lazar 1961	Vice President	Term: Annual Length of Service: Since 2002	Senior Vice President of Nuveen Investments Holdings, Inc.

Name, Address and Year of Birth	Position with the Acquiring Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years(2)
Kevin J. McCarthy 1966	Vice President and Secretary	Term: Annual Length of Service: Since 2007	Managing Director and Assistant Secretary (since 2008) of Nuveen Securities, LLC and Nuveen Investments, Inc.; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008) and Assistant Secretary of Nuveen Investments Holdings, Inc. and Nuveen Investments Advisers Inc.; Vice President (since 2007) and Assistant Secretary of NWQ Investment Management Company, LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC and (since 2010) Winslow Capital Management, LLC; Vice President (since 2010) and Assistant Secretary of Nuveen Commodities Asset Management, LLC.

Kathleen L. Prudhomme 901 Marquette Avenue Minneapolis, Minneapolis 55402 1953	Vice President and Assistant Secretary	Term: Annual Length of Service: Since 2011	Managing Director and Assistant Secretary of Nuveen Securities, LLC (since 2011); Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).

Name, Address and Year of Birth	Position with the Acquiring Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years(2)
Joel T. Slager 1978	Vice President and Assistant Secretary	Term: Annual Length of Service: Since August 2013	Fund Tax Director for Nuveen Funds (since May 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013); Tax Director at PricewaterhouseCoopers LLP (2008-2010).

John G. Wenker 901 Marquette Avenue Minneapolis, Minneapolis 55402 1951	Vice President	Term: Annual Length of Service: Since 2014	Managing Director and Head of Real Assets Nuveen Asset Management, LLC (since 2011); Head of Real Assets, FAF Advisors, Inc. (1998-2011).

David A. Yale 901 Marquette Avenue Minneapolis, Minneapolis 55402 1956	Vice President	Term: Annual Length of Service: Since 2014	Senior Vice President, Portfolio Manager Nuveen Asset Management, LLC (since 2011); Senior Real Estate Portfolio Manager, FAF Advisors, Inc. (2006-2011).

(1)	Length of Time Served indicates the year the individual became an officer of a fund in the Nuveen fund complex.
(2)	Information as of [—], 2014.

APPENDIX J

FINANCIAL HIGHLIGHTS

Acquiring Fund

As of the date of this Joint Proxy Statement/Prospectus, the Acquiring Fund has carried on no business activities and therefore has no prior financial performance.

Target Funds

The following financial highlights tables are intended to help you understand each Target Fund’s financial performance. Certain information reflects financial results from a single Fund common share outstanding throughout each period. The information in the financial highlights is derived from the Funds’ financial statements. The Target Funds’ annual financial statements as of August 31, 2013, including the financial highlights for each of the five years in the period then ended, have been audited by Ernst & Young LLP, independent registered public accounting firm. The Target Funds’ information for the six-month period ended February 28, 2014 is unaudited. The Target Funds’ Annual and Semi-Annual Reports are available upon request.

ASP

	Six-Month Period Ended 2/28/14(7)		Year Ended August 31,										Nine-Month Fiscal Period Ended 8/31/05		Year Ended November 30,
Per-Share Data			2013	2012	2011	2010	2009	2008	2007		2006				2004	2003
Net asset value, beginning of period	$11.44		$13.02	$12.46	$13.30	$12.44	$11.72	$11.96	$12.07		$12.36		$12.64		$12.67	$12.61

Operations:
Net investment income	0.34		0.73	0.84	0.79	0.85	0.81	0.80	0.80		0.82		0.55		0.94	0.89
Net realized and unrealized gains (losses) on investments	0.30		(1.21)	0.62	(0.39)	1.20	0.70	(0.26)	(0.07)		(0.37)		(0.19)		(0.10)	0.04

Total from operations	0.64		(0.48)	1.46	0.40	2.05	1.51	0.54	0.73		0.45		0.36		0.84	0.93

Distributions to shareholders:
From net investment income	(0.29)		(0.76)	(0.90)	(0.86)	(0.84)	(0.77)	(0.75)	(0.84)		(0.74)		(0.62)		(0.87)	(0.87)
From net realized gain on investments	(0.80)		(0.34)	0.00	0.00	0.00	0.00	0.00	0.00		0.00		0.00		0.00	0.00
From return of capital	0.00		0.00	0.00	(0.38)	(0.35)	(0.02)	(0.03)	0.00		0.00		(0.02)		0.00	0.00

Total distributions	(1.09)		(1.10)	(0.90)	(1.24)	(1.19)	(0.79)	(0.78)	(0.84)		(0.74)		(0.64)		(0.87)	(0.87)

Net asset value, end of period	$10.99		$11.44	$13.02	$12.46	$13.30	$12.44	$11.72	$11.96		$12.07		$12.36		$12.64	$12.67

Market value, end of period	$10.13		$9.56	$12.09	$11.01	$13.00	$10.75	$9.75	$11.41		$10.94		$11.35		$12.00	$12.80

Selected Information
Total return, net asset value(1)	6.14	%(5)	(4.19)%	12.27%	3.17%	17.33%	13.89%	4.62%	6.14%		3.73%		2.94	%(5)	6.85%	7.65%
Total return, market value(2)	18.75	%(5)	(12.99)%	19.02%	(5.90)%	33.60%	20.61%	(8.00)%	12.19%		3.18%		(0.14	)%(5)	0.48%	13.92%
Net assets at end of period (in millions)	$47		$48	$55	$53	$56	$53	$50	$51		$51		$52		$54	$54
Ratio of expenses to average weekly net assets before fee reimbursements	1.84	%(6)	1.80%	1.93%	2.43%	2.43%	2.81%	3.07%	3.27%		2.10%		1.59	%(6)	1.41%	2.00%
Ratio of expenses to average weekly net assets after fee reimbursements	1.84	%(6)	1.80%	1.93%	2.43%	2.43%	2.81%	3.06%	3.26%		2.10%		1.59	%(6)	1.41%	2.00%
Ratio of expenses to average weekly net assets excluding interest expense and fee reimbursements	1.48	%(6)	1.44%	1.59%	1.41%	1.29%	1.41%	1.33%	1.33%		1.02%		1.17	%(6)	1.13%	1.39%
Ratio of net investment income to average weekly net assets before fee reimbursements	6.11	%(6)	5.85%	6.69%	6.18%	6.65%	7.19%	6.70%	6.56%		6.76%		5.85	%(6)	7.46%	7.08%
Ratio of net investment income to average weekly net assets after fee reimbursements	6.11	%(6)	5.85%	6.69%	6.18%	6.65%	7.19%	6.71%	6.57%		6.76%		5.85	%(6)	7.46%	7.08%
Portfolio turnover rate	12%		50%	18%	13%	6%	22%	18%	22	%(4)	14	%(4)	10%		26%	50%
Amount of borrowings outstanding at end of period (in millions)	$20		$20	$22	$19	$16	$17	$16	$19		$17		$8		$7	$16
Per-share amount of borrowings outstanding at end of period	$4.67		$4.73	$5.11	$4.41	$3.85	$4.13	$3.81	$4.59		$4.01		$1.90		$1.64	$3.69
Per-share amount of net assets, excluding borrowings, at end of period	$15.66		$16.17	$18.13	$16.87	$17.15	$16.57	$15.53	$16.55		$16.08		$14.48		$14.28	$16.36
Asset coverage ratio(3)	335%		342%	355%	383%	445%	401%	407%	360%		401%		751%		872%	443%

(1)	Assumes reinvestment of distributions at net asset value.
(2)	Assumes reinvestment of distributions at actual prices pursuant to the fund’s dividend reinvestment plan.
(3)	Represents net assets, excluding borrowings, at end of period divided by borrowings outstanding at end of period.
(4)	The portfolio turnover rate for August 31, 2007 and August 31, 2006 has been revised to exclude maturities of investments that had been extended prior to their original maturity dates.
(5)	Total return has not been annualized.
(6)	Annualized.
(7)	Unaudited.

BSP

Per-share data for a share of capital stock outstanding throughout each period and selected information for each period as follows:

	Six-Month Period Ended 2/28/14(7)		Year Ended August 31,										Three-Month Fiscal Period Ended 8/31/05		Year Ended May 31,
Per-Share Data			2013	2012	2011	2010	2009	2008	2007		2006				2005	2004
Net asset value, beginning of period	$9.05		$10.22	$9.98	$10.82	$11.36	$11.51	$12.02	$11.92		$12.15		$12.41		$12.98	$13.12

Operations:
Net investment income	0.29		0.61	0.61	0.59	0.64	0.78	0.74	0.80		0.93		0.23		1.06	1.12
Net realized and unrealized gain (losses) on investments	0.19		(1.19)	0.25	(0.30)	(0.02)	(0.20)	(0.46)	0.14		(0.23)		(0.25)		(0.59)	(0.12)

Total from operations	0.48		(0.58)	0.86	0.29	0.62	0.58	0.28	0.94		0.70		(0.02)		0.47	1.00

Distributions to shareholders:
From net investment income	(0.30)		(0.59)	(0.62)	(0.58)	(0.66)	(0.73)	(0.69)	(0.84)		(0.93)		(0.24)		(1.04)	(1.14)
From net realized gain on investments	0.00		0.00	0.00	0.00	0.00	0.00	0.00	0.00		0.00		0.00		0.00	0.00
From return of capital	0.00		0.00	0.00	(0.55)	(0.50)	0.00	(0.10)	0.00		0.00		0.00		0.00	0.00

Total distributions	(0.30)		(0.59)	(0.62)	(1.13)	(1.16)	(0.73)	(0.79)	(0.84)		(0.93)		(0.24)		(1.04)	(1.14)

Net asset value, end of period	$9.23		$9.05	$10.22	$9.98	$10.82	$11.36	$11.51	$12.02		$11.92		$12.15		$12.41	$12.98

Market value, end of period	$8.27		$8.17	$8.81	$8.75	$10.14	$9.71	$9.80	$11.32		$10.76		$11.57		$12.00	$12.84

Selected Information
Total return, net asset value(1)	5.45	%(5)	(6.15)%	9.08%	2.72%	5.64%	5.57%	2.25%	8.06%		6.02%		0.17	%(5)	3.85%	7.95%
Total return, market value(2)	5.07	%(5)	(0.86)%	8.50%	(2.42)%	16.91%	8.04%	(6.80)%	13.18%		1.34%		(1.59	)%(5)	1.51%	2.16%
Net assets at end of period (in millions)	$148		$145	$163	$160	$173	$182	$184	$192		$191		$194		$198	$207
Ratio of expenses to average weekly net assets before fee reimbursements	1.49	%(6)	1.63%	2.00%	2.68%	2.56%	2.86%	2.95%	2.57%		3.01%		2.28	%(6)	1.78%	1.77%
Ratio of expenses to average weekly net assets after fee reimbursements	1.49	%(6)	1.63%	2.00%	2.68%	2.56%	2.86%	2.95%	2.56%		3.01%		2.28	%(6)	1.78%	1.77%
Ratio of expenses to average weekly net assets excluding interest expense and fee reimbursements	1.06	%(6)	1.06%	1.13%	1.02%	0.96%	1.06%	0.98%	0.99%		2.05%		1.06	%(6)	1.13%	1.18%
Ratio of net investment income to average weekly net assets before fee reimbursements	6.50	%(6)	6.08%	6.18%	5.60%	5.74%	7.23%	6.19%	6.56%		7.80%		7.36	%(6)	8.40%	8.61%
Ratio of net investment income to average weekly net assets after fee reimbursements	6.50	%(6)	6.08%	6.18%	5.60%	5.74%	7.23%	6.19%	6.57%		7.80%		7.36	%(6)	8.40%	8.61%
Portfolio turnover rate	3%		34%	31%	11%	9%	19%	43%	30	%(4)	24	%(4)	8%		44%	34%
Amount of borrowings outstanding at end of period (in millions)	$64		$65	$67	$71	$77	$71	$63	$73		$56		$61		$49	$63
Per-share amount of borrowings outstanding at end of period	$4.02		$4.08	$4.18	$4.44	$4.82	$4.44	$3.92	$4.58		$3.48		$3.79		$3.09	$3.94
Per-share amount of net assets, excluding borrowings, at end of period	$13.25		$13.13	$14.40	$14.42	$15.64	$15.80	$15.43	$16.60		$15.40		$15.94		$15.50	$16.92
Asset coverage ratio(3)	329%		322%	344%	325%	324%	356%	394%	362%		443%		421%		502%	429%

(1)	Assumes reinvestment of distributions at net asset value.
(2)	Assumes reinvestment of distributions at actual prices pursuant to the fund’s dividend reinvestment plan.
(3)	Represents net assets, excluding borrowings, at end of period divided by borrowings outstanding at end of period.
(4)	The portfolio turnover rate for August 31, 2007 and August 31, 2006 has been revised to exclude maturities of investments that had been extended prior to their original maturity dates.
(5)	Total return has not been annualized.
(6)	Annualized.
(7)	Unaudited.

CSP

Per-share data for a share of capital stock outstanding throughout each period and selected information for each period as follows:

	Six-Month Period Ended 2/28/14(7)		Year Ended August 31,										Three-Month Fiscal Period Ended 8/31/05		Year Ended May 31,
Per-Share Data			2013	2012	2011	2010	2009	2008	2007		2006				2005	2004
Net asset value, beginning of period	$7.58		$8.20	$8.43	$9.19	$10.67	$11.24	$12.06	$12.04		$12.08		$12.14		$12.40	$12.52

Operations:
Net investment income	0.27		0.59	0.48	0.46	0.43	0.73	0.87	1.18		1.01		0.23		0.98	1.04
Net realized and unrealized gain (losses) on investments and real estate owned	0.20		(0.75)	(0.21)	(0.15)	(0.86)	(0.53)	(0.72)	0.09		(0.26)		(0.08)		(0.24)	(0.04)

Total from operations	0.47		(0.16)	0.27	0.31	(0.43)	0.20	0.15	1.27		0.75		0.15		0.74	1.00

Distributions to shareholders:
From net investment income	(0.26)		(0.46)	(0.38)	(0.45)	(0.51)	(0.70)	(0.96)	(1.18)		(0.79)		(0.21)		(1.00)	(1.12)
From net realized gain on investments	0.00		0.00	0.00	0.00	0.00	0.00	0.00	(0.07)		0.00		0.00		0.00	0.00
From return of capital	0.00		0.00	(0.12)	(0.62)	(0.54)	(0.07)	(0.01)	0.00		0.00		0.00		0.00	0.00

Total distributions	(0.26)		(0.46)	(0.50)	(1.07)	(1.05)	(0.77)	(0.97)	(1.25)		(0.79)		(0.21)		(1.00)	(1.12)

Net asset value, end of period	$7.79		$7.58	$8.20	$8.43	$9.19	$10.67	$11.24	$12.06		$12.04		$12.08		$12.14	$12.40

Market value, end of period	$7.15		$6.84	$7.35	$7.57	$8.67	$8.83	$9.77	$11.35		$11.20		$11.10		$11.79	$12.00

Selected Information
Total return, net asset value(1)	6.40	%(5)	(2.17)%	3.38%	3.61%	(4.26)%	1.98%	1.17%	10.97%		6.45%		1.67	%(5)	6.31%	8.31%
Total return, market value(2)	8.65	%(5)	(0.87)%	4.30%	0.26%	10.25%	(0.88)%	(5.78)%	12.44%		8.60%		(4.09	)%(5)	6.64%	3.49%
Net assets at end of period (in millions)	$166		$162	$175	$180	$196	$228	$240	$257		$257		$258		$259	$265
Ratio of expenses to average weekly net assets before fee reimbursements	1.51	%(6)	1.73%	2.11%	2.72%	2.52%	2.75%	2.80%	2.29%		2.20%		2.21	%(6)	1.90%	1.68%
Ratio of expenses to average weekly net assets after fee reimbursements	1.51	%(6)	1.73%	2.11%	2.72%	2.52%	2.75%	2.80%	2.28%		2.20%		2.21	%(6)	1.90%	1.68%
Ratio of expenses to average weekly net assets excluding interest expense and fee reimbursements	1.11	%(6)	1.11%	1.11%	0.97%	0.90%	1.03%	1.00%	1.09%		0.96%		1.06	%(6)	1.12%	1.13%
Ratio of net investment income to average weekly net assets before fee reimbursements	7.14	%(6)	7.30%	5.89%	5.23%	4.38%	6.92%	7.34%	9.67%		8.39%		7.49	%(6)	8.01%	8.32%
Ratio of net investment income to average weekly net assets after fee reimbursements	7.14	%(6)	7.30%	5.89%	5.23%	4.38%	6.92%	7.34%	9.68%		8.39%		7.49	%(6)	8.01%	8.32%
Portfolio turnover rate	4%		44%	52%	13%	10%	16%	5%	36	%(4)	48	%(4)	13%		48%	44%
Amount of borrowings outstanding at end of period (in millions)	$65		$72	$73	$79	$88	$81	$77	$65		$54		$62		$59	$75
Per-share amount of borrowings outstanding at end of period	$3.04		$3.35	$3.42	$3.71	$4.12	$3.78	$3.62	$3.04		$2.54		$2.93		$2.74	$3.53
Per-share amount of net assets, excluding borrowings, at end of period	$10.83		$10.93	$11.62	$12.14	$13.31	$14.45	$14.86	$15.10		$14.58		$14.82		$14.88	$15.93
Asset coverage ratio (3)	356%		326%	340%	327%	323%	383%	410%	496%		575%		513%		543%	451%

(1)	Assumes reinvestment of distributions at net asset value.
(2)	Assumes reinvestment of distributions at actual prices pursuant to the fund’s dividend reinvestment plan.
(3)	Represents net assets, excluding borrowings, at end of period divided by borrowings outstanding at end of period.
(4)	The portfolio turnover rate for August 31, 2007 and August 31, 2006 has been revised to exclude maturities of investments that had been extended prior to their original maturity dates.
(5)	Total return has not been annualized.
(6)	Annualized.
(7)	Unaudited.

SLA

	Six-Month Period Ended 2/28/14(8)		Year Ended August 31,											Nine-Month Fiscal Period Ended 8/31/05		Year Ended November 30,
Per-Share Data			2013	2012	2011	2010	2009		2008	2007		2006				2004	2003
Net asset value, beginning of period	$11.20		$11.99	$11.53	$12.09	$12.33	$12.42		$13.00	$13.12		$13.57		$13.14		$13.41	$13.48

Operations:
Net investment income	0.37		0.79	0.80	0.79	0.78	0.87		0.92	0.94		0.93		0.96		1.03	1.05
Net realized and unrealized gains (losses) on investments	0.52		(0.83)	0.50	(0.12)	0.25	(0.09)		(0.61)	0.08		(0.15)		0.12		(0.26)	(0.04)

Total from operations	0.89		(0.04)	1.30	0.67	1.03	0.78		0.31	1.02		0.78		1.08		0.77	1.01

Distributions to shareholders:
From net investment income	(0.29)		(0.75)	(0.84)	(0.83)	(0.83)	(0.87)		(0.84)	(1.04)		(1.09)		(0.65)		(1.04)	(1.08)
From net realized gain on investments	(0.43)		0.00	0.00	0.00	0.00	(0.00	)(4)	(0.05)	(0.10)		(0.14)		0.00		0.00	0.00
From return of capital	0.00		0.00	0.00	(0.40)	(0.44)	(0.00	)(4)	0.00	0.00		0.00		0.00		0.00	0.00

Total distributions	(0.72)		(0.75)	(0.84)	(1.23)	(1.27)	(0.87)		(0.89)	(1.14)		(1.23)		(0.65)		(1.04)	(1.08)

Net asset value, end of period	$11.37		$11.20	$11.99	$11.53	$12.09	$12.33		$12.42	$13.00		$13.12		$13.57		$13.14	$13.41

Market value, end of period	$9.91		$9.48	$10.91	$10.34	$12.18	$10.64		$10.64	$12.37		$12.12		$12.45		$12.79	$13.64

Selected Information
Total return, net asset value(1)	7.99	%(6)	(0.61)%	11.82%	5.82%	8.73%	6.93%		2.44%	8.13%		6.12%		8.47	%(6)	5.97%	7.72%
Total return, market value(2)	12.52	%(6)	(6.81)%	14.58%	(4.78)%	27.56%	9.94%		(7.06)%	11.65%		7.86%		2.61	%(6)	1.44%	14.92%
Net assets at end of period (in millions)	$121		$119	$128	$123	$129	$131		$132	$139		$140		$145		$140	$143
Ratio of expenses to average weekly net assets before fee reimbursements	1.47	%(7)	1.43%	1.95%	2.73%	2.75%	2.93%		3.14%	2.73%		2.17%		2.31	%(7)	1.87%	2.05%
Ratio of expenses to average weekly net assets after fee reimbursements	1.47	%(7)	1.43%	1.95%	2.73%	2.75%	2.93%		3.14%	2.72%		2.17%		2.31	%(7)	1.87%	2.05%
Ratio of expenses to average weekly net assets excluding interest expense and fee reimbursements	1.10	%(7)	1.07%	1.15%	1.08%	1.02%	1.05%		1.02%	1.02%		0.89%		1.02	%(7)	1.06%	1.18%
Ratio of net investment income to average weekly net assets before fee reimbursements	6.64	%(7)	6.63%	6.86%	6.68%	6.33%	7.43%		7.24%	7.21%		7.11%		9.77	%(7)	7.79%	7.79%
Ratio of net investment income to average weekly net assets after fee reimbursements	6.64	%(7)	6.63%	6.86%	6.68%	6.33%	7.43%		7.24%	7.22%		7.11%		9.77	%(7)	7.79%	7.79%
Portfolio turnover rate	9%		48%	44%	10%	12%	13%		19%	20	%(5)	30	%(5)	35%		13%	38%
Amount of borrowings outstanding at end of period (in millions)	$52		$54	$52	$53	$53	$53		$45	$41		$32		$30		$41	$49
Per-share amount of borrowings outstanding at end of period	$4.84		$5.06	$4.90	$5.02	$4.99	$5.01		$4.24	$3.88		$2.96		$2.82		$3.87	$4.57
Per-share amount of net assets, excluding borrowings, at end of period	$16.21		$16.26	$16.89	$16.55	$17.08	$17.34		$16.66	$16.88		$16.08		$16.39		$17.01	$17.98
Asset coverage ratio(3)	335%		321%	345%	330%	342%	346%		393%	434%		543%		581%		439%	394%

(1)	Assumes reinvestment of distributions at net asset value.
(2)	Assumes reinvestment of distributions at actual prices pursuant to the fund’s dividend reinvestment plan.
(3)	Represents net assets, excluding borrowings, at end of period divided by borrowings outstanding at end of period.
(4)	Amount rounds to less than $0.01 per share.
(5)	The portfolio turnover rate for August 31, 2007 and August 31, 2006 has been revised to exclude maturities of investments that had been extended prior to their original maturity dates.
(6)	Total return has not been annualized.
(7)	Annualized.
(8)	Unaudited.

First American Funds

P.O. Box 1330

Minneapolis, Minnesota 55440-1330

(800) 677-3863

www.firstamericanfunds.com

ASP0814

FORM OF PROXY

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:
VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800- - Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend the Shareholder Meeting 800 Nicollett Mall Minneapolis, Minnesota 55402 on [Date]

FUNDS

American Strategic Income Portfolio Inc.

American Strategic Income Portfolio Inc.—II

American Strategic Income Portfolio Inc.—III

American Select Portfolio Inc.

Please detach at perforation before mailing.

PROXY	FIRST AMERICAN CLOSED-END FUNDS	PROXY
SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON [DATE]

THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS. The undersigned holder of common shares of the Fund(s) referenced above appoints Eric J. Thole, Jill M. Stevenson and Richard J. Ertel, and each of them, to act without the other and with the right of substitution in each, the proxies of the undersigned to vote all common shares of the Fund(s), held by the undersigned at the special meeting of shareholders of the Fund(s) to be held at the offices of U.S. Bancorp Asset Management, Inc., 3rd Floor – Training Room A, 800 Nicollet Mall, Minneapolis, Minnesota 55402 on [DATE], and at any postponements or adjournments thereof, with all the powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.

This Proxy will be voted as instructed on the matters set forth on the reverse side of this card. It is understood that, if no choice is specified, this Proxy will be voted “FOR” all items. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting. Receipt of the Notice of Special Meeting and the Proxy Statement/Prospectus is acknowledged by your execution of this Proxy.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA TELEPHONE: 1-800- -

Please sign exactly as your name appears at left. Joint owners each should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or authorized officer. If a partnership, please sign in partnership name by authorized person. Please sign, date and return.

Signature and Title, if applicable

Signature (if held jointly)

Date	[ ]

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Special Shareholders Meeting to Be Held on [DATE]

The Proxy Statement/Prospectus and Proxy Card for this meeting are available at:

https://www.

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

The Board of Directors recommends a vote “FOR” Proposals 1, 2.a and 2.b.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:  ☐

1.	To approve an Agreement and Plan of Merger pursuant to which each Fund will merge with and into DRAIF Merger Sub, LLC, a Massachusetts limited liability company to be organized as a wholly-owned subsidiary of Diversified Real Asset Income Fund, a newly organized Massachusetts business trust (the “Acquiring Fund”), with shareholders of each Fund receiving newly issued common shares of the Acquiring Fund in exchange for their Fund shares (with cash being distributed in lieu of any fractional Acquiring Fund common shares).

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01. American Strategic Income Portfolio Inc.	☐	☐	☐	02. American Strategic Income Portfolio Inc.—II	☐	☐	☐
03. American Strategic Income Portfolio Inc.—III				04. American Select Portfolio Inc.	☐	☐	☐

2.a.	To approve a new sub-advisory agreement between U.S. Bancorp Asset Management, Inc. and Nuveen Fund Advisors, LLC.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01. American Strategic Income Portfolio Inc.	☐	☐	☐	02. American Strategic Income Portfolio Inc.—II	☐	☐	☐
03. American Strategic Income Portfolio Inc.—III				04. American Select Portfolio Inc.	☐	☐	☐

2.b. To approve a new sub-advisory agreement between U.S. Bancorp Asset Management, Inc. and Nuveen Asset Management, LLC.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01. American Strategic Income Portfolio Inc.	☐	☐	☐	02. American Strategic Income Portfolio Inc.—II	☐	☐	☐
03. American Strategic Income Portfolio Inc.—III				04. American Select Portfolio Inc.	☐	☐	☐

3.	To transact such other business as may properly come before the meeting.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

FORM OF PROXY

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:
VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800- - Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend the Shareholder Meeting 800 Nicollett Mall Minneapolis, Minnesota 55402 on [Date]

FUNDS

American Strategic Income Portfolio Inc.

American Strategic Income Portfolio Inc.—II

American Strategic Income Portfolio Inc.—III

American Select Portfolio Inc.

Please detach at perforation before mailing.

PROXY	FIRST AMERICAN CLOSED-END FUNDS	PROXY
ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON [DATE]

THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS. The undersigned holder of common shares of the Fund(s) referenced above appoints Eric J. Thole, Jill M. Stevenson and Richard J. Ertel, and each of them, to act without the other and with the right of substitution in each, the proxies of the undersigned to vote all common shares of the Fund(s), held by the undersigned at the annual meeting of shareholders of the Fund(s) to be held at the offices of U.S. Bancorp Asset Management, Inc., 3rd Floor – Training Room A, 800 Nicollet Mall, Minneapolis, Minnesota 55402 on [DATE], and at any postponements or adjournments thereof, with all the powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.

This Proxy will be voted as instructed on the matters set forth on the reverse side of this card. It is understood that, if no choice is specified, this Proxy will be voted “FOR” all items. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting. Receipt of the Notice of Annual Meeting and the Proxy Statement/Prospectus is acknowledged by your execution of this Proxy.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA TELEPHONE: 1-800- -

Please sign exactly as your name appears at left. Joint owners each should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or authorized officer. If a partnership, please sign in partnership name by authorized person. Please sign, date and return.

Signature and Title, if applicable

Signature (if held jointly)

Date	[ ]

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Annual Shareholders Meeting to Be Held on [DATE]

The Proxy Statement/Prospectus and Proxy Card for this meeting are available at:

https://www.

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

The Board of Directors recommends a vote “FOR” all the nominees listed in Proposal 1.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:  ☐

1.	Election of Directors:

01. Roger A. Gibson	02. John P. Kayser	03. Leonard W. Kedrowski
04. Richard K. Riederer	05. James M. Wade

	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
01. American Strategic Income Portfolio Inc.	☐	☐	☐	02. American Strategic Income Portfolio Inc.—II	☐	☐	☐
03. American Strategic Income Portfolio Inc.—III	☐	☐	☐	04. American Select Portfolio Inc.	☐	☐	☐

To withhold authority to vote “FOR” any individual nominee(s), mark the “FOR ALL EXCEPT” box and write the nominee number(s) on the line provided.

2.	To transact such other business as may properly come before the meeting.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

The information contained in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities, and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION,

DATED [—], 2014

STATEMENT OF ADDITIONAL INFORMATION

RELATING TO THE MERGERS OF

AMERICAN STRATEGIC INCOME PORTFOLIO INC. (ASP)

AMERICAN STRATEGIC INCOME PORTFOLIO INC.—II (BSP)

AMERICAN STRATEGIC INCOME PORTFOLIO INC.—III (CSP)

AMERICAN SELECT PORTFOLIO INC. (SLA)

WITH AND INTO A WHOLLY-OWNED SUBSIDIARY OF

DIVERSIFIED REAL ASSET INCOME FUND

(EACH, A “FUND” AND COLLECTIVELY, THE “FUNDS”)

This Statement of Additional Information (“SAI”) is available to shareholders of American Strategic Income Portfolio Inc. (“Strategic Income Portfolio”), American Strategic Income Portfolio Inc.—II (“Strategic Income Portfolio II”), American Strategic Income Portfolio Inc.—III (“Strategic Income Portfolio III”) and American Select Portfolio Inc. (“Select Portfolio” and collectively with Strategic Income Portfolio, Strategic Income Portfolio II and Strategic Income Portfolio III, the “Target Funds” or each individually, a “Target Fund”) in connection with the proposed merger of each Target Fund with and into a wholly-owned subsidiary of Diversified Real Asset Income Fund (the “Acquiring Fund”), pursuant to an Agreement and Plan of Merger providing for the merger of each Target Fund with and into [—] (the “Merger Sub”), a Massachusetts limited liability company to be organized as a wholly-owned subsidiary of the Acquiring Fund, with shareholders of each Target Fund receiving newly issued common shares of the Acquiring Fund in exchange for their Target Fund shares (with cash being distributed in lieu of any fractional Acquiring Fund common shares) (each, a “Merger” and collectively, the “Mergers”). As soon as practicable following the completion of the Mergers, the Merger Sub will distribute its assets to the Acquiring Fund, and the Acquiring Fund will assume the liabilities of the Merger Sub, in complete liquidation and dissolution of the Merger Sub under Massachusetts law.

This SAI is not a prospectus and should be read in conjunction with the Joint Proxy Statement/Prospectus on Form N-14 filed with the Securities and Exchange Commission (the “SEC”) dated [—], 2014 relating to the proposed Merger of each Target Fund with and into a wholly-owned subsidiary of the Acquiring Fund (the “Joint Proxy Statement/Prospectus”). A copy of the Joint Proxy Statement/Prospectus and other information may be obtained without charge by calling (800) 677-3863 by writing to the Target Funds at P.O. Box 1330, Minneapolis, Minnesota 55440-1330 or from the Funds’ website (http://www.firstamericanfunds.com). The information contained in, or that can be accessed through, the Target Funds’ website is not part of the Joint Proxy Statement/Prospectus or this SAI. You may also obtain a copy of the Joint Proxy Statement/Prospectus on the SEC’s website (http://www.sec.gov). The Target Funds and Acquiring Fund are each referred to as a “Fund” and collectively as the “Funds” in this SAI. Each Fund’s Board of Directors or Board of Trustees is referred to as a “Board” and collectively as the “Boards” and each Director or Trustee as a “Board Member” in this SAI. Capitalized terms used but not defined in this SAI have the meanings ascribed to them in the Joint Proxy Statement/Prospectus.

This SAI is dated [—], 2014.

-i-

INVESTMENT OBJECTIVES AND POLICIES

The following supplements the information contained in the Joint Proxy Statement/Prospectus concerning the investment objectives, policies and techniques of the Funds. The investment policies described below, except as set forth under “Investment Restrictions” or as otherwise noted, are not fundamental policies and may be changed by a Fund’s Board without the approval of shareholders.

The Acquiring Fund is a newly organized, diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Target Funds are diversified closed-end management investment companies registered under the 1940 Act.

Background

As described in the Joint Proxy Statement/Prospectus, the Board of each Target Fund has approved the Merger of each Target Fund with and into a wholly-owned subsidiary of the Acquiring Fund and unanimously recommends that shareholders approve the Mergers. Each Board has determined that the Merger proposed for its Target Fund would be in the best interests of that Fund. Except as noted below, each Target Fund has substantially the same investment objectives, strategies and risks.

Investment Objectives

The Acquiring Fund and the Target Funds have substantially similar investment objectives. The Acquiring Fund’s investment objective is to provide a high level of current income and long-term capital appreciation. Each Target Fund’s primary investment objective is to provide a high level of current income; each Target Fund’s secondary investment objective is to seek capital appreciation.

Each Target Fund’s investment objective is a fundamental policy of the Fund and may not be changed without the approval of the holders of a majority of the outstanding common shares of such Fund. For this purpose, “a majority of the outstanding shares” means the vote of (1) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (2) more than 50% of the outstanding voting securities, whichever is less. The Acquiring Fund’s investment objective is non-fundamental and can be changed without a vote of shareholders. However, it may be changed by the Acquiring Fund’s Board only following the provision of 60 days’ prior written notice to its shareholders.

Investment Policies and Strategies

The investment strategies and policies of the Target Funds and the Acquiring Fund are set forth in the Joint Proxy Statement/Prospectus. Each Target Fund currently invests primarily in mortgage-related assets, including whole loans, loan participations and mortgage-backed securities, that directly or indirectly represent a participation in or are secured by and payable from mortgage loans. The Target Funds also may invest in asset-backed securities, U.S. government securities, corporate debt securities, preferred stock issued by real estate investment trusts (“REITs”) and mortgage servicing rights. During normal market conditions, at least 65% of each Target Fund’s total assets are invested in income-producing securities. The Acquiring Fund will invest in a broader range of securities, including infrastructure related securities, equity securities of all types and foreign securities, rather than focusing on investment primarily in loans. The Acquiring Fund will invest in securities and other instruments that provide investment exposure to real assets, with a focus on infrastructure and real estate securities.

Each Target Fund may write covered put and call options and, for hedging purposes, purchase put and call options on the securities in which it is eligible to invest. The Target Funds may use other derivative techniques, such as futures and swaps, to hedge against interest rate risk, or for other risk management purposes. The Target Funds may enter into interest rate swaps and the purchase or sale of interest rate caps and floors. The Target Funds do not intend to use these transactions for speculative purposes. The Target Funds may enter into contracts for the purchase or sale for future delivery of fixed income securities or contracts based on financial indices including any index of securities in which the Funds may invest (“futures contracts”) and may purchase and write put and call options to buy or sell futures contracts (“options on futures contracts”). These investment techniques will be used only to hedge against anticipated future changes in interest rates. Additional information concerning investment strategies that may be used by the Acquiring Fund, including its use of options and other derivatives, is set forth below. Additional information concerning each Fund’s investment restrictions is set forth below under “Investment Restrictions.”

Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors”) will be responsible for overseeing the Acquiring Fund’s overall investment strategy and its implementation, including the use of leverage. Nuveen Asset Management, LLC (“Nuveen Asset Management” and together with Nuveen Fund Advisors, “Nuveen”), the Acquiring Fund’s sub-adviser, will be responsible for investing the Acquiring Fund’s Managed Assets. Nuveen Fund Advisors and Nuveen Asset Management are both subsidiaries of Nuveen Investments, Inc. (“Nuveen Investments”).

Acquiring Fund Strategies

The Acquiring Fund seeks to achieve its investment objective by investing securities or the instruments that provide investment exposure to real assets (including whole loan, loan participation and mortgage-related assets), with a focus on infrastructure and real estate-related securities. The Acquiring Fund will actively manage the portfolio allocation among infrastructure and real estate-related assets, with flexibility to invest across the capital structure—in any type of equity and debt securities offered by a particular company. The Acquiring Fund seeks to invest in income producing securities that provide an attractive balance of high current yield and long-term capital appreciation potential.

The Acquiring Fund will invest globally, seeking to capitalize on worldwide population growth, urbanization, economic development and the accelerating demand for new and improved infrastructure and real estate facilities. The Acquiring Fund’s portfolio managers believe that the worldwide growth rate of infrastructure and real estate will exceed growth measures of the broader global economy over the long term, representing a timely investment opportunity. Further, the Acquiring Fund’s portfolio managers believe that investments in infrastructure and real estate offer the potential for increasing the Acquiring Fund’s income over the long term, which may offer inflation protection by enabling investors to preserve their portfolio’s purchasing power. The Acquiring Fund will manage its overall strategy with the goal of providing attractive income and capital appreciation over market cycles.

Under normal conditions, the Acquiring Fund will invest primarily in securities and other instruments that provide investment exposure to real assets. Real assets are any tangible assets, as distinguished from financial assets, and include real estate, infrastructure and natural resources. The Acquiring Fund will focus its investments on infrastructure and real estate securities across the capital structure—in any type of equity and debt securities offered by a particular issuer. Real asset related investments include: (i) whole loans, loan participation and other mortgage-related interests;

(ii) securities of companies that are in the energy, telecommunications, utilities or materials sectors; (iii) securities of companies in the real estate or transportation industry groups; (iv) securities of companies that, if not in one of these sectors or industry groups (a) derive at least 50% of their revenues or profits from the ownership, management, operation, development, construction, financing or sale of real assets or (b) have at least 50% of the fair market value of their assets invested in real assets or (v) pooled investment vehicles that primarily invest in the foregoing companies or that are otherwise designed primarily to provide investment exposure to real assets. Real asset related interests in which the Acquiring Fund may invest include whole loans and loan participations secured by real property.

The Acquiring Fund’s investments in real asset related companies will focus on infrastructure and real estate. Infrastructure consists of the physical structures and networks upon which the operation, growth and development of a community depends, which include water, sewer and energy utilities; transportation and communication networks; health care facilities, government accommodations and other public service facilities; and shipping, timber, alternative energy and other resources and services needed for the construction and maintenance of these physical structures and networks. Real estate companies (primarily REITs) are typically publicly traded corporations or trusts that invest in commercial, including industrial, retail, office and storage facilities, and/or residential, including multifamily and senior housing, real estate. REITs generally can be classified among the following three types: equity REITs, which invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains or real estate appreciation; mortgage REITs, which invest the majority of their assets in commercial or residential real estate mortgage loans and derive their income primarily from interest payments; and hybrid REITs, which combine the characteristics of equity REITs and mortgage REITs. Additional real estate investments may include securities of companies engaged in the real estate industry.

The Acquiring Fund will invest in both equity securities and debt securities. Equity securities include common stocks, preferred stocks, convertible securities, hybrid securities (which have characteristics of both equity and fixed-income instruments), warrants, rights, depositary receipts (which reference ownership of underlying non-U.S. securities) and REIT equity securities issued by companies of any market capitalization. The Acquiring Fund’s equity investments also may include exchange-traded notes (“ETNs”), other investment companies (including exchange-traded funds (“ETFs”)) and equity interests in master limited partnerships (“MLPs”). Debt securities and other instruments in which the Acquiring Fund may invest include whole loans, loan participation, corporate debt instruments, mortgage-backed securities (“MBS”), commercial mortgage-backed securities (“CMBS”) and debt securities issued by MLPs and REITs. The Acquiring Fund may invest in debt securities that are, at the time of investment, rated below investment grade or unrated but judged by the portfolio managers to be of comparable quality. Such debt securities are regarded as having predominately speculative characteristics with respect to an issuer’s capacity to pay interest and repay principal, and are commonly referred to as “junk bonds” or high yield debt. These characteristics imply higher price volatility and default risk than investment grade securities of comparable quality and duration. MBS and CMBS in which the Acquiring Fund may invest will be rated BB-/Ba3 or higher at the time of investment, or unrated but judged to be of comparable quality by the Acquiring Fund’s portfolio managers. The Acquiring Fund does not currently intend to invest in any asset-backed securities; however, to the extent that the Acquiring Fund does invest in asset-backed securities, such asset-backed securities will be offered by an issuer of real estate and/or infrastructure securities and will be subject to the same minimum ratings and credit quality as MBS and CMBS.

The Acquiring Fund may invest in companies located anywhere in the world. The Acquiring Fund’s non-U.S. investments may be denominated in non-U.S. currencies without limit. Generally, the Acquiring Fund will not hedge such non-U.S. currencies exposures, unless for defensive purposes Nuveen Asset Management determines that it is in the best interest of shareholders to hedge non-U.S. currency exposure or increase allocations to U.S. securities.

In addition, the Acquiring Fund will employ the Options Strategy described in the Joint Proxy Statement/Prospectus, which seeks to enhance the Acquiring Fund’s risk-adjusted total returns and also to generate option premiums to more efficiently implement its distribution policy. The Acquiring Fund also may utilize derivatives, including options, swaps, futures contracts, options on futures contracts and forward foreign currency exchange contracts. The Acquiring Fund may use derivatives to manage market or business risk, to enhance the Acquiring Fund’s return or to hedge against adverse movements in currency exchange rates.

Investment Policies of the Acquiring Fund

Under normal conditions:

•	The Acquiring Fund will invest at least 80% of its Managed Assets in securities or other instruments that provide investment exposure to real assets.

•

All of the Acquiring Fund’s debt securities may be rated lower than investment grade quality (BB+/Ba1 or lower), and no more than 10% of the Acquiring Fund’s Managed Assets may be invested in debt securities rated CCC+/Caa1 or lower.

•

The Acquiring Fund may invest up to 75% of its Managed Assets in securities of non-U.S. issuers through the direct investment in securities of non-U.S. companies and through depositary receipts. Non-U.S. issuers are those (i) whose securities are traded principally on a stock exchange or over-the-counter (“OTC”) in a non-U.S. country, (ii) that are organized under the laws of and have a principal office(s) in a non-U.S. country or (iii) that have at least 50% of their revenues, profits or assets in non-U.S. countries.

•	The Acquiring Fund may invest up to 50% of its Managed Assets in securities of issuers located in emerging markets.

•

The Acquiring Fund may invest up to 10% of its Managed Assets in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in securities of the types in which the Acquiring Fund may invest directly.

For purposes of investment rating limitations in this SAI, a security is considered to have the highest rating assigned to it by a rating agency or, in the case of an unrated security, to have the same rating as rated securities judged by the portfolio managers to be of comparable quality. Investment rating limitations are considered to apply only at the time of investment and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities.

Leverage

Each Target Fund currently engages in leverage through the use of repurchase agreements and term and revolving loans. The Acquiring Fund anticipates using leverage to seek to enhance its potential for a high level of current income and capital appreciation over time. The Acquiring Fund may utilize leverage including through reverse repurchase agreements, term and revolving loans and issuance of preferred shares. In addition, the Acquiring Fund may engage in derivatives and other portfolio techniques that have the economic effect of leverage. As discussed above, the Target Funds may also use derivatives, but only for hedging purposes. The use of leverage involves increased risk, including increased variability of a Fund’s net income, distributions and net asset value in relation to market changes.

The Acquiring Fund may utilize the following forms of “structural leverage”: (a) borrowings, including loans from certain financial institutions, and/or the issuance of debt securities, including fixed and floating rate notes or liquidity supported variable rate demand obligations (collectively, “Borrowings”); and (b) the issuance of preferred shares of beneficial interest (“Preferred Shares”) or other senior securities. If current market conditions persist, the Acquiring Fund intends to use structural leverage through Borrowings from a financial institution. To the extent a Fund employs leverage, the Fund’s total assets, including assets attributable to the principal amount of any Borrowings and any Preferred Shares or other senior securities issued by the Fund that may be outstanding, minus the sum of its accrued liabilities (other than liabilities of the Fund incurred for the express purpose of creating leverage), are referred to as “Managed Assets.” Managed Assets include the proceeds realized and managed from a Fund’s use of leverage.

The Acquiring Fund also may utilize derivatives and other portfolio techniques that have the economic effect of leverage by creating additional investment exposure. “Effective leverage” is the combination of the amount of structural leverage plus the amount of leverage from any such derivatives and other portfolio techniques. If the value of a Fund’s portfolio declines while the Fund is using leverage, the net asset value per common share will decline by a greater amount. The Acquiring Fund anticipates that its effective leverage ratio will vary from time to time, based upon changes in market conditions and variations in the value of the portfolio’s holdings. The Acquiring Fund’s effective leverage will not exceed 38% of Managed Assets.

The Acquiring Fund anticipates that the interest on Borrowings may be at a fixed or floating rate, but generally will be based on short-term adjustable rates. So long as the rate of return, net of applicable Fund expenses, on a Fund’s portfolio investments exceeds the then current interest rate on any Borrowings, the investment of the proceeds of Borrowings will generate more income than will be needed to make interest payments. If so, the excess income will be available to pay higher distributions to common shareholders. Given the current economic and debt market environment with historically low short-term to intermediate-term interest rates, the Acquiring Fund intends to use derivatives such as interest rate swaps, with terms that may range from one to seven years, to fix the rate after expenses (commonly referred to as the “all-in” rate) paid on a significant portion of the Acquiring Fund’s leverage. The interest rate swap program, if implemented, will seek to achieve potentially lower leverage costs over an extended period. This strategy would enhance common shareholder returns if short-term interest rates were to rise over time to exceed on average the all-in fixed interest rate over the term of the swap. This strategy, however, will add to leverage costs initially (because the swap costs are likely to be higher than current benchmark adjustable short-term rates) and would increase overall leverage costs over the entirety of any such time period, in the event that short-term interest rates do not rise sufficiently during that period to exceed on average the all-in fixed interest rate for that time period.

The Acquiring Fund pays a management fee to Nuveen Fund Advisors (which in turn pays a portion of its fee to the Acquiring Fund’s sub-adviser, Nuveen Asset Management) based on a percentage of Managed Assets. Nuveen Fund Advisors will be responsible for using leverage to pursue the Acquiring Fund’s investment objective. Nuveen Fund Advisors will base its decision regarding whether and how much leverage to use for the Acquiring Fund based on its assessment of whether such use of leverage will advance the Acquiring Fund’s investment objective. However, the fact that a decision to increase the Acquiring Fund’s leverage will have the effect, all other things being equal, of increasing Managed Assets and therefore Nuveen Fund Advisors’ and Nuveen Asset Management’s fees means that Nuveen Fund Advisors and Nuveen Asset Management may have a conflict of interest in determining whether to increase the Acquiring Fund’s use of leverage. Nuveen Fund Advisors will seek to manage that potential conflict by only increasing the Acquiring Fund’s use of leverage when it determines that such increase is consistent with the Acquiring Fund’s investment objective, and by periodically reviewing the Acquiring Fund’s performance and use of leverage with the Acquiring Fund’s Board.

PORTFOLIO COMPOSITION

The Acquiring Fund’s portfolio will be composed principally of the investments described in the Joint Proxy Statement/Prospectus, in addition to the investments described below.

Equity Securities

Preferred Stock. Preferred stocks with predominantly equity investment characteristics, like common stocks, represent an equity ownership in an issuer. Generally, preferred stocks have a priority of claim over common stocks in dividend payments and upon liquidation of the issuer. Unlike common stocks, preferred stocks do not usually have voting rights. Preferred stocks in some instances are convertible into common stock. Although they are equity securities, preferred stocks have certain characteristics of both debt securities and common stocks. They are debt-like in that their promised income is contractually fixed. They are common stock-like in that they do not have rights to precipitate bankruptcy proceedings or collection activities in the event of missed payments. Furthermore, they have many of the key characteristics of equity due to their subordinated position in an issuer’s capital structure and because their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows.

In order to be payable, dividends on preferred stock must be declared by the issuer’s board of directors or trustees. In addition, distributions on preferred stock may be subject to deferral and thus may not be automatically payable. Income payments on some preferred stocks are cumulative, causing dividends and distributions to accrue even if not declared by the board of directors or trustees or otherwise made payable. Other preferred stocks are non-cumulative, meaning that skipped dividends and distributions do not continue to accrue. There is no assurance that dividends on preferred stocks in which the Acquiring Fund invests will be declared or otherwise made payable. The Acquiring Fund may invest in non-cumulative preferred stock, although Nuveen Asset Management would consider, among other factors, their non-cumulative nature in making any decision to purchase or sell such securities.

Shares of preferred stock have a liquidation value that generally equals their original purchase price at the date of issuance. The market values of preferred stocks may be affected by favorable and unfavorable changes impacting the issuers’ industries or sectors. They also may be affected by actual and anticipated changes or ambiguities in the tax status of the security and by actual and anticipated changes or ambiguities in tax laws, such as changes in corporate and individual income tax rates or the characterization of dividends as tax-advantaged.

Because the claim on an issuer’s earnings represented by preferred stock may become disproportionately large when interest rates fall below the rate payable on the stock or for other reasons, the issuer may redeem preferred stock, generally after an initial period of call protection in which the stock is not redeemable. Thus, in declining interest rate environments in particular, the Acquiring Fund’s holdings of higher dividend-paying preferred stocks may be reduced and the Acquiring Fund may be unable to acquire securities paying comparable rates with the redemption proceeds.

Preferred stocks that have predominantly fixed-income characteristics are typically issued by corporations or by an affiliated business trust of a corporation. The market for these preferred stocks consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates. These preferred stocks are typically junior and fully subordinated liabilities of an issuer or the beneficiary of a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. In addition, these types of preferred stocks typically permit an issuer to defer the payment of income for eighteen months or more without triggering an event of default. Generally, the deferral period is five years or more. In certain instances, a final maturity date may be extended and/or the final payment of principal may be deferred at the issuer’s option for a specified time without any adverse consequence to the issuer. No redemption can typically take place unless all cumulative payment obligations have been met, although issuers may be able to engage in open-market repurchases without regard to any cumulative dividends payable.

Convertible Securities. The Acquiring Fund may invest in convertible securities. A convertible security is a preferred stock, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both fixed income and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable non-convertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

Exchange-Traded Funds (ETFs). The Acquiring Fund may invest in ETFs, which are typically investment companies that aim to track or replicate a desired index, such as a sector, market or global segment. ETFs are passively managed and their shares are traded on a national securities exchange. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as “creation units.” The investor purchasing a creation unit may sell the individual shares on a secondary market. Therefore, the liquidity of ETFs depends on the adequacy of the secondary market. There can be no assurance that an ETF’s investment objective will be achieved, as ETFs based on an index may not replicate and maintain exactly the composition and relative weightings of securities in the index. ETFs are subject to the risks of investing in the underlying securities. The Acquiring Fund, as a holder of the securities of the ETF, will bear its pro rata portion of the ETF’s expenses, including advisory fees. These expenses are in addition to the direct expenses of the Acquiring Fund’s own operations.

Exchange-Traded Notes (ETNs). The Acquiring Fund may invest in ETNs. ETNs are a type of senior, unsecured, unsubordinated debt security issued by financial institutions that combine aspects of both bonds and ETFs. An ETN’s returns are based on the performance of a market index minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the market index to which the ETN is linked minus certain fees. Unlike regular bonds, ETNs do not make periodic interest payments and principal is not protected. ETNs are subject to credit risk and the value of an ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political or geographic events that affect the referenced underlying asset. When the Acquiring Fund invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. The Acquiring Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing and there can be no assurance that a secondary market will exist for an ETN.

No assurance can be given that the Internal Revenue Service (“IRS”) will accept, or a court will uphold, how the Acquiring Fund characterizes and treats ETNs for tax purposes. Further, the IRS and Congress have considered proposals that would change the timing and character of income and gains from ETNs.

An ETN that is tied to a specific market benchmark or strategy may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in the applicable market benchmark or strategy. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Leveraged ETNs are subject to the same risk as other instruments that use leverage in any form.

The market value of ETN shares may differ from their market benchmark or strategy. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the securities, commodities or other components underlying the market benchmark or strategy that the ETN seeks to track. As a result, there may be times when an ETN share trades at a discount or premium to its market benchmark or strategy.

Real Estate Investment Trust (REIT) Securities. REITs are typically publicly traded corporations or trusts that specialize in acquiring, holding, and managing residential, commercial or industrial real estate. A REIT is not taxed for federal income tax purposes at the entity level on income distributed to its shareholders or unitholders if it distributes to shareholders or unitholders at least 90% of its taxable income for each taxable year and complies with regulatory requirements relating to its organization, ownership, assets and income.

REITs generally can be classified as Equity REITs, Mortgage REITs and Hybrid REITs. An Equity REIT invests the majority of its assets directly in real property and derives its income primarily from rents and from capital gains on real estate appreciation which are realized through property sales. A Mortgage REIT invests the majority of its assets in real estate mortgage loans and services its income primarily from interest payments. A Hybrid REIT combines the characteristics of an Equity

REIT and a Mortgage REIT. Although the Acquiring Fund can invest in all three kinds of REITs, its emphasis is expected to be on investments in the common stock and preferred stock of Equity REITs.

Because the Acquiring Fund invests in the real estate industry, it is particularly subject to risks associated with that industry. The real estate industry has been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future. Real property values and income from real property may decline due to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhoods and in demographics, increases in market interest rates, or other factors. Factors such as these may adversely affect companies which own and operate real estate directly, companies which lend to such companies, and companies which service the real estate industry.

Because the Acquiring Fund invests its assets in REITs, it also is subject to risks associated with direct investments in REITs. Equity REITs will be affected by changes in the values of and income from the properties they own, while Mortgage REITs may be affected by the credit quality of the mortgage loans they hold. In addition, REITs are dependent on specialized management skills and on their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders. REITs may have limited diversification and are subject to risks associated with obtaining financing for real property, as well as to the risk of self-liquidation. REITs also can be adversely affected by their failure to qualify for tax-free pass-through treatment of their income under the Code or their failure to maintain an exemption from registration under the 1940 Act.

Royalty Trusts. Royalty trusts are income-oriented equity investments that indirectly, through the ownership of trust units, provide investors (called “unit holders”) with exposure to energy sector assets such as coal, oil and natural gas. Royalty trusts are structured similarly to REITs. A royalty trust generally acquires an interest in natural resource companies or chemical companies and distributes the income it receives to the investors of the royalty trust. A sustained decline in demand for crude oil, natural gas and refined petroleum products could adversely affect income and royalty trust revenues and cash flows. Factors that could lead to a decrease in market demand include a recession or other adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand for such products. A rising interest rate environment could adversely impact the performance of royalty trusts. Rising interest rates could limit the capital appreciation of royalty trusts because of the increased availability of alternative investments at more competitive yields.

Depositary Receipts. The Acquiring Fund’s investments in non-U.S. issuers (see “—Other Portfolio Components—Non-U.S. Securities” below) may include investment in depositary receipts, including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”). U.S. dollar-denominated ADRs, which are traded in the United States on exchanges or OTC, are issued by domestic banks. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in foreign issuers’ stock, the Acquiring Fund can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the United States for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject. The Acquiring Fund also may invest in EDRs, GDRs and other similar instruments representing securities of foreign companies. EDRs and GDRs are securities that are typically issued by foreign banks or foreign trust companies, although U.S. banks or U.S. trust companies may issue them. EDRs and GDRs are structured similarly to the arrangements of ADRs. EDRs, in bearer form, are designed for use in European securities markets and are not necessarily denominated in the currency of the underlying security.

Certain depositary receipts, typically those denominated as unsponsored, require the holders thereof to bear most of the costs of the facilities while issuers of sponsored facilities normally pay more of the costs thereof. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders in respect to the deposited securities, whereas the depository of a sponsored facility typically distributes shareholder communications and passes through voting rights.

Warrants and Rights. The Acquiring Fund may invest in warrants or rights (including those acquired in units or attached to other securities) that entitle the holder to buy equity securities at a specific price for a specific period of time but will do so only if such equity securities are deemed appropriate by Nuveen Asset Management for inclusion in the Acquiring Fund’s portfolio.

Debt Securities

Corporate Debt Securities. The Acquiring Fund may invest in corporate debt securities. Corporate debt securities are fully taxable debt obligations issued by corporations. These securities fund capital improvements, expansions, debt refinancing or acquisitions that require more capital than would ordinarily be available from a single lender. Investors in corporate debt securities lend money to the issuing corporation in exchange for interest payments and repayment of the principal at a set maturity date. Rates on corporate debt securities are set according to prevailing interest rates at the time of the issue, the credit rating of the issuer, the length of the maturity and other terms of the security, such as a call feature. Corporate debt securities are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity. In addition, corporate restructurings, such as mergers, leveraged buyouts, takeovers or similar corporate transactions are often financed by an increase in a corporate issuer’s debt securities. As a result of the added debt burden, the credit quality and market value of an issuer’s existing debt securities may decline significantly.

Below Investment Grade Securities. The Acquiring Fund may invest in below investment grade securities. Investments in below investment grade securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk, including the possibility of issuer default and bankruptcy. Issuers of below investment grade securities may be highly leveraged and may not have available to them more traditional methods of financing. Securities in the lowest investment grade category also may be considered to possess some speculative characteristics by certain rating agencies. In addition, analysis of the creditworthiness of issuers of below investment grade securities may be more complex than for issuers of higher quality securities. Below investment grade securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in lower-grade security prices because the advent of a recession could lessen the ability of an issuer to make principal and interest payments on its debt obligations. If an issuer of below investment grade securities defaults, in addition to risking payment of all or a portion of interest and principal, the Acquiring Fund may incur additional expenses to seek recovery. In the case of below investment grade securities structured as zero coupon or payment-in-kind securities, their market prices will normally be affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest currently and in cash. Nuveen Asset Management seeks to reduce these risks through diversification, credit analysis and attention to current developments and trends in both the economy and financial markets.

The secondary market for below investment grade securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Acquiring Fund’s ability to dispose of a particular security. There are fewer dealers in the market for below investment grade securities than for investment grade obligations. The prices quoted by different dealers may vary significantly and the spread between the bid and ask price is generally much larger than for higher quality instruments. Under adverse market or economic conditions, the secondary market for below investment grade securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. As a result, the Acquiring Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such unrated securities, under these circumstances, may be less than the prices used in calculating the Acquiring Fund’s net asset value.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of below investment grade securities, especially in a thinly traded market. When secondary markets for below investment grade securities are less liquid than the market for investment grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly and the Acquiring Fund may have greater difficulty selling its portfolio securities. The Acquiring Fund will be more dependent on Nuveen Asset Management’s research and analysis when investing in below investment grade securities. Nuveen Asset Management seeks to minimize the risks of investing in all securities through in-depth credit analysis and attention to current developments in interest rates and market conditions.

A general description of the ratings of securities by Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Ratings Services (“S&P”) and Fitch Ratings Inc. (“Fitch”) is set forth in Appendix A to this SAI. The ratings of Moody’s, S&P and Fitch represent their opinions as to the quality of the securities they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, in the case of debt obligations, certain debt obligations with the same maturity, coupon and rating may have different yields while debt obligations with the same maturity and coupon with different ratings may have the same yield. For these reasons, the use of credit ratings as the sole method of evaluating lower-grade securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of lower-grade securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated.

Nuveen Asset Management does not rely solely on credit ratings when selecting securities for the Acquiring Fund, and develops its own independent analysis of issuer credit quality.

The Acquiring Fund’s credit quality policies apply only at the time a security is purchased, and the Acquiring Fund is not required to dispose of a security in the event that a rating agency or Nuveen Asset Management downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell such a security, Nuveen Asset Management may consider such factors as its assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other rating agencies. However, analysis of the creditworthiness of issuers of below investment grade securities may be more complex than for issuers of higher quality debt instruments.

U.S. Government Securities. The Acquiring Fund may invest in U.S. government securities. U.S. government securities include (1) U.S. Treasury obligations, which differ in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one year to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years) and (2) obligations issued or guaranteed by U.S. government agencies and instrumentalities that are supported by any of the following: (i) the full faith and credit of the U.S. Treasury, (ii) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury, (iii) discretionary authority of the U.S. government to purchase certain obligations of the U.S. government agency or instrumentality or (iv) the credit of the agency or instrumentality. The Acquiring Fund also may invest in any other security or agreement collateralized or otherwise secured by U.S. government securities. Agencies and instrumentalities of the U.S. government include but are not limited to: Federal Land Banks, Federal Financing Banks, Banks for Cooperatives, Federal Intermediate Credit Banks, Farm Credit Banks, Federal Home Loan Banks, the Government National Mortgage Association (“Ginnie Mae” or “GNMA”), the Federal National Mortgage Association (“Fannie Mae” or “FNMA”), the Federal Home Loan Mortgage Corporation (“Freddie Mac” or “FHLMC”), the Student Loan Marketing Association, the United States Postal Service, the Small Business Administration, the Tennessee Valley Authority and any other enterprise established or sponsored by the U.S. government. Because the U.S. government generally is not obligated to provide support to its instrumentalities, the Acquiring Fund invests in obligations issued by these instrumentalities only if Nuveen Asset Management determines that the credit risk with respect to such obligations is minimal.

The principal of and/or interest on certain U.S. government securities which may be purchased by the Acquiring Fund could be (i) payable in non-U.S. currencies rather than U.S. dollars or (ii) increased or diminished as a result of changes in the value of the U.S. dollar relative to the value of non-U.S. currencies. The value of such portfolio securities may be affected by changes in the exchange rate between foreign currencies and the U.S. dollar.

Municipal Bonds and Other Municipal Obligations. These bonds and other obligations are issued by the states and by their local and special-purpose political subdivisions. The term “municipal bond” includes short-term municipal notes issued by the states and their political subdivisions, including, but not limited to, tax anticipation notes (“TANs”), bond anticipation notes (“BANs”), revenue anticipation notes (“RANs”), construction loan notes, tax free commercial paper, and tax free participation certificates. The Acquiring Fund may invest in both taxable and tax-exempt municipal bonds.

Municipal Bonds. The two general classifications of municipal bonds are “general obligation” bonds and “revenue” bonds. General obligation bonds are secured by the governmental issuer’s pledge of its faith, credit and taxing power for the payment of principal and interest upon a default by the issuer of its principal and interest payment obligations. They are usually paid from general revenues of the issuing governmental entity. Revenue bonds, on the other hand, are usually payable only out of a specific revenue source rather than from general revenues. Revenue bonds ordinarily are not backed by the faith, credit or general taxing power of the issuing governmental entity. The principal and interest on revenue bonds for private facilities are typically paid out of rents or other specified payments made to the issuing governmental entity by a private company which uses or operates the facilities. Examples of these types of obligations are industrial revenue bond and pollution control revenue bonds. Industrial revenue bonds are issued by governmental entities to provide financing aid to community facilities such as hospitals, hotels, business or residential complexes, convention halls and sport complexes. Pollution control revenue bonds are issued to finance air, water and solids pollution control systems for privately operated industrial or commercial facilities.

Revenue bonds for private facilities usually do not represent a pledge of the credit, general revenues or taxing powers of issuing governmental entity. Instead, the private company operating the facility is the sole source of payment of the obligation. Sometimes, the funds for payment of revenue bonds come solely from revenue generated by operation of the facility. Revenue bonds which are not backed by the credit of the issuing governmental entity frequently provide a higher rate of return than other municipal obligations, but they entail greater risk than obligations which are guaranteed by a governmental unit with taxing power. Federal income tax laws place substantial limitations on industrial revenue bonds, and particularly certain specified private activity bonds issued after August 7, 1986. In the future, legislation could be introduced in Congress which could further restrict or eliminate the income tax exemption for interest on debt obligations in which the Acquiring Fund may invest.

Refunded Bonds. Refunded bonds may have originally been issued as general obligation or revenue bonds, but become refunded when they are secured by an escrow fund, usually consisting entirely of direct U.S. government obligations and/or U.S. government agency obligations sufficient for paying the bondholders. There are two types of refunded bonds: pre-refunded bonds and escrowed-to-maturity (“ETM”) bonds. The escrow fund for a pre-refunded municipal bond may be structured so that the refunded bonds are to be called at the first possible date or a subsequent call date established in the original bond debenture. The call price usually includes a premium from 1% to 3% above par. This type of structure usually is used for those refundings that either reduce the issuer’s interest payment expenses or change the debt maturity schedule. In escrow funds for ETM refunded municipal bonds, the maturity schedules of the securities in the escrow funds match the regular debt-service requirements on the bonds as originally stated in the bond indentures.

Municipal Leases and Certificates of Participation. The Acquiring Fund also may purchase municipal lease obligations, primarily through certificates of participation. Certificates of participation in municipal leases are undivided interests in a lease, installment purchase contract or conditional sale contract entered into by a state or local governmental unit to acquire equipment or facilities. Municipal leases frequently have special risks which generally are not associated with general obligation bonds or revenue bonds.

Municipal leases and installment purchase or conditional sales contracts (which usually provide for title to the leased asset to pass to the governmental issuer upon payment of all amounts due under the contract) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of municipal debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases and contracts of “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for this purpose by the appropriate legislative body on a yearly or other periodic basis. Although these kinds of obligations are secured by the leased equipment or facilities, the disposition of the pledged property in the event of non-appropriation or foreclosure might, in some cases, prove difficult and time consuming. In addition, disposition upon non-appropriation or foreclosure might not result in recovery by the Acquiring Fund of the full principal amount represented by an obligation.

Derivative Municipal Securities. Derivative municipal securities are custodial receipts of certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain municipal securities. The underwriter of these certificates or receipts typically purchases municipal securities and deposits them in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the obligation.

The principal and interest payments on the municipal securities underlying custodial receipts may be allocated in a number of ways. For example, payments may be allocated such that certain custodial receipts may have variable or floating interest rates and others may be stripped securities which pay only the principal or interest due on the underlying municipal securities.

Tender Option Bonds (“TOBs”). TOBs are created by municipal bond dealers who purchase long-term tax-exempt bonds in the secondary market, place the certificates in trusts, and sell interests in the trusts with puts or other liquidity guarantees attached. The credit quality of the resulting synthetic short-term instrument is based on the put provider’s short-term rating and the underlying bond’s long-term rating. There is some risk that a remarketing agent will renege on a tender option agreement if the underlying bond is downgraded or defaults. Because of this Nuveen will consider on an ongoing basis the creditworthiness of the issuer of the underlying municipal securities, of any custodian, and of the third-party provider of the tender option. In certain instances and for certain TOBs, the option may be terminable in the event of a default in payment of principal or interest on the underlying municipal securities and for other reasons.

Variable Rate Demand Notes (“VRDNs”). VRDNs are long-term municipal obligations that have variable or floating interest rates and provide the Acquiring Fund with the right to tender the security for repurchase at its stated principal amount plus accrued interest. Such securities typically bear interest at a rate that is intended to cause the securities to trade at par. The interest rate may float or be adjusted at regular intervals (ranging from daily to annually), and is normally based on an applicable interest index or another published interest rate or interest rate index. Most VRDNs allow the Acquiring Fund to demand the repurchase of the security on not more than seven days prior notice. Other notes only permit a Fund to tender the security at the time of each interest rate adjustment or at other fixed intervals. Variable interest rates generally reduce changes in the market value of municipal obligations from their original purchase prices. Accordingly, as interest rates decrease, the potential for capital appreciation is less for variable rate municipal obligations than for fixed income obligations.

Inverse Floating Rate Municipal Obligations. The Acquiring Fund may invest in inverse floating rate municipal obligations. An inverse floating rate obligation entitles the holder to receive interest at a rate which changes in the opposite direction from, and in the same magnitude as, or in a multiple of, changes in a specified index rate. Although an inverse floating rate municipal obligation would tend to increase portfolio income during a period of generally decreasing market interest rates, its value would tend to decline during a period of generally increasing market interest rates. In addition, its decline in value may be greater than for a fixed-rate municipal obligation, particularly if the interest rate borne by the floating rate municipal obligation is adjusted by a multiple of changes in the specified index rate. For these reasons, inverse floating rate municipal obligations have more risk than more conventional fixed-rate and floating rate municipal obligations.

Commercial Paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies. The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

Repurchase Agreements. The Acquiring Fund may enter into repurchase agreements (the purchase of a security coupled with an agreement to resell that security at a higher price) with respect to its permitted investments. The Acquiring Fund’s repurchase agreements will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the agreement, and will be marked to market daily.

Variable, Floating, and Fixed Rate Debt Obligations. The debt obligations in which Acquiring Fund invests or to which the Acquiring Fund has exposure may have variable, floating, or fixed interest rates. Variable rate securities provide for periodic adjustments in the interest rate. Floating rate securities are generally offered at an initial interest rate which is at or above prevailing market rates. The interest rate paid on floating rate securities is then reset periodically (commonly every 90 days) to an increment over some predetermined interest rate index. Commonly utilized indices include the three month Treasury bill rate, the 180-day Treasury bill rate, the one-month or three-month London Interbank Offered Rate (LIBOR), the prime rate of a bank, the commercial paper rates, or the longer term rates on U.S. Treasury securities. Variable and floating rate securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity. If Nuveen Asset Management incorrectly forecasts such movements, the Acquiring Fund could be adversely affected by use of variable and floating rate securities.

Fixed rate securities pay a fixed rate of interest and tend to exhibit more price volatility during times of rising or falling interest rates than securities with variable or floating rates of interest. The value of fixed rate securities will tend to fall when interest rates rise and rise when interest rates fall. The value of variable or floating rate securities, on the other hand, fluctuates much less in response to market interest rate movements than the value of fixed rate securities. This is because variable and floating rate securities behave like short-term instruments in that the rate of interest they pay is subject to periodic adjustments according to a specified formula, usually with reference to some interest rate index or market interest rate. Fixed rate securities with short-term characteristics are not subject to the same price volatility as fixed rate securities without such characteristics. Therefore, they behave more like variable or floating rate securities with respect to price volatility.

Mortgage-Backed Securities

Mortgage-Backed Securities. The Acquiring Fund may invest in mortgage-backed securities. A mortgage-backed security is a type of pass-through security, which is a security representing pooled debt obligations repackaged as interests that pass income through an intermediary to investors. In the case of mortgage-backed securities, the ownership interest is in a pool of mortgage loans. Residential mortgage-backed securities (“RMBS”) are backed by a pool of mortgages on residential property while commercial mortgage-backed securities (“CMBS”) are backed by a pool of mortgages on commercial property. Mortgage-backed securities and CMBS in which the Acquiring Fund may invest will be rated BB-/Ba3 or higher at the time of investment, or unrated but judged to be of comparable quality by the Acquiring Fund’s portfolio managers.

Mortgage-backed securities are most commonly issued or guaranteed by GNMA, FNMA or FHLMC, but may also be issued or guaranteed by other private issuers.

GNMA is a government-owned corporation that is an agency of the U.S. Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the United States government) include FNMA and FHLMC. FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the United States Government. FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation that issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States government.

On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHLMC into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. FHFA selected a new chief executive officer and chairman of the board of directors for each of FNMA and FHLMC. In addition, the U.S. Treasury Department agreed to provide FNMA and FHLMC with up to $100 billion of capital each to ensure that they are able to continue to provide ongoing liquidity to the U.S. home mortgage market. FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities.

Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. government. Any investments the Acquiring Fund makes in mortgage-related securities that are issued by private issuers have some exposure to subprime loans as well as to the mortgage and credit markets generally. Private issuers include commercial banks, savings associations, mortgage companies, investment banking firms, finance companies and special purpose finance entities (called special purpose vehicles or structured investment vehicles) and other entities that acquire and package mortgage loans for resale as mortgage-related securities. Unlike mortgage-related securities issued or guaranteed by the U.S. government or one of its sponsored entities, mortgage-related securities issued by private issuers do not have a government or government sponsored entity guarantee, but may have credit enhancement provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction itself. Examples of such credit support arising out of the structure of the transaction include: (1) the issuance of senior and subordinated securities (e.g., the issuance of securities by a special purpose vehicle in multiple classes or “tranches,” with one or more classes being senior to other subordinated classes as to the payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); (2) the creation of “reserve funds” (in which case cash or investments, sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and (3) “overcollateralization” (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceeds that required to make payment of the securities and pay any servicing or other fees). However, there can be no guarantee that credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans.

In addition, mortgage-related securities that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those mortgage related securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private mortgage-related securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government sponsored mortgage-related securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label mortgage-related securities pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.

The risk of non-payment is greater for mortgage-related securities that are backed by mortgage pools that contain subprime loans, but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic turndown, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages.

Privately issued mortgage-related securities are generally less liquid than obligations directly or indirectly guaranteed by the U.S. government or a government-sponsored entity, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-related securities held in the Acquiring Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans. The average life of a mortgage-backed security is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal invested far in advance of the maturity of the mortgages in the pool or can result in credit losses.

Collateralized mortgage obligations (“CMOs”) are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collateral collectively referred to hereinafter as “Mortgage Assets”). Multi-class pass-through securities are interests in a trust composed of Mortgage Assets. All references in this section to CMOs include multi-class pass-through securities. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal and interest payments on the Mortgage Assets may be allocated among the various classes of CMOs in several ways. Typically, payments of principal, including any prepayments, on the underlying mortgages are applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal is made on CMOs of a class until all CMOs of other classes having earlier stated maturities or final distribution dates have been paid in full.

Stripped mortgage-backed securities (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. The Acquiring Fund will invest only in SMBS whose mortgage assets are U.S. government obligations. A common type of SMBS will be structured so that one class receives some of the interest and most of the principal from the mortgage assets, while the other class receives most of the interest and the remainder of the principal. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Acquiring Fund may fail to fully recoup its initial investment in these securities. The market value of any class which consists primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates.

Investment in mortgage-backed securities poses several risks, including, among others, prepayment, market and credit risk. Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, thereby affecting the investment’s average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions. Market risk reflects the risk that the price of a security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and the Acquiring Fund invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold. Credit risk reflects the risk that the Acquiring Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions.

The risks to which CMBS are subject differ somewhat from the risks to which RMBS are subject. CMBS are typically backed by a much smaller number of mortgages than RMBS are, so problems with one or a small number of mortgages backing a CMBS can have a large impact on its value. As CMBS have a less diversified pool of loans backing them, they are much more susceptible to property-specific risk. The values of CMBS are also more sensitive to macroeconomic trends. For example, when the economy slows rents generally decrease and vacancies generally increase for commercial real estate. Similarly, as many CMBS have a large exposure to retail properties, events that negatively impact the retail industry can also negatively impact the value of CMBS.

Other Mortgage-Related Assets

Mortgage-Related Assets. The Acquiring Fund may acquire mortgage participations from financial institutions. The interests to be offered by such institutions may include, in addition to such mortgage participations, mortgage servicing rights. To the extent that mortgage participations and mortgage servicing rights are offered in one package by such financial institutions the Acquiring Fund may seek to enter into arrangements with entities qualified to service mortgages pursuant to which the Acquiring Fund would acquire the mortgage participations and such other entities would acquire the related mortgage servicing rights. In connection therewith, the Acquiring Fund may seek to acquire an interest in the income generated by such mortgage servicing rights.

Mortgage Servicing Rights. Mortgage servicing includes collecting and remitting loan payments, accounting for principal and interest, holding escrow funds for payments of taxes and insurance, collecting delinquent mortgages and supervising foreclosures in the event of unremedied defaults. Fees for performing mortgage servicing are based on the outstanding principal balance of the mortgages and are retained by the servicer out of monthly mortgage payments. As part of its servicing fees a mortgage servicer generally retains the interest earned on principal and interest payments prior to the time the servicer remits such amounts to the mortgage holder and the interest earned on escrows established for the payment of taxes and insurance of the mortgaged property. The Acquiring Fund may acquire interests in the cash flow from servicing fees through contractual arrangements with the mortgage servicers or otherwise. The Acquiring Fund will not seek to participate in mortgage servicing through the purchase of a mortgage banking company or the direct purchase of an existing servicing portfolio. In no event will the Acquiring Fund actually perform mortgage servicing or be the mortgage servicer of record or enter into any arrangement pursuant to which the Acquiring Fund could be liable to third parties in the event the mortgage servicer were to default on its obligations.

When a mortgage is prepaid or goes into default it generates no further income for the servicer. Accordingly, the value of mortgage servicing rights is extremely sensitive to prepayments and defaults. A rate of prepayment or default on the underlying mortgages greater than that anticipated by the Acquiring Fund at the time of its investment in mortgage servicing rights would result in a reduced yield and possible loss of all or a portion of such investment.

In addition, the Acquiring Fund’s ability to invest in mortgage servicing rights may be further limited by the requirement that it derive at least 90% of its gross income from certain permitted sources in order to qualify as a regulated investment company for federal income tax purposes.

The Acquiring Fund’s entitlement to income from servicing fees pursuant to the Acquiring Fund’s agreements with mortgage servicers is likely to depend on the mortgage servicer retaining its contractual right to servicing fees during the term of its agreement with the Acquiring Fund. Should the mortgage servicer, during the term of its agreement with the Acquiring Fund, become insolvent or have a receiver, conservator or similar official appointed for it by the appropriate regulatory authority or become a debtor in a bankruptcy proceeding or for other reasons, such as a default, or lose its contractual rights to servicing fees, the Acquiring Fund could lose the remaining value of its investment including anticipated future income. However, the Acquiring Fund will seek to structure agreements which would provide for contractual remedies against the mortgage servicer under such circumstances.

Whole Loans and Loan Participations. Whole loans are entire ownership interests in mortgage loans or installment sales contracts on residential property, including multifamily and/or single family residences. An installment sales contract is an agreement by a seller to deliver a deed to property when certain conditions have been met, such as the completion of payment by the purchaser. Payments typically include an initial down payment with the balance being paid in installments over a period of time. Mortgage participations are fractional interests in mortgage loans or installment sales contracts on residential property, including multifamily and/or single family residences. Payments of principal and interest on each underlying mortgage loan or installment sales contract are made by the borrower to the mortgage servicer who in turn is responsible for remitting to each mortgage participation holder its proportionate share of such payments in accordance with each holder’s percentage interest in the underlying mortgage or installment sales contract.

Derivatives

Options Strategy. The Acquiring Fund will implement the Options Strategy, as described in more detail in the Joint Proxy Statement/Prospectus, by writing (selling) call options primarily on custom baskets of real estate securities not owned by the Acquiring Fund. The Acquiring Fund may also write (sell) covered call options on individual real estate and/or infrastructure securities owned by the Acquiring Fund. See “—Options Transactions” below. The call options written by the Acquiring Fund will be collateralized by a portion of the Acquiring Fund’s portfolio. A custom basket call option is an option whose value is linked to the market value of the portfolio of securities underlying the call options. The Acquiring Fund also may write call options on stock indices or ETFs when Nuveen Asset Management believes such techniques are more efficient than writing custom basket call options and may add value. As the seller of a call option, the Acquiring Fund creates the potential for a liability to the extent the asset(s) underlying the option appreciates to a level above the strike price. In addition, the Acquiring Fund will continue to bear the risk of the declines in the value of its investment portfolio that serves as collateral for the written options.

Custom basket call options are OTC options and generally the contract settlement will be “European style,” meaning that the options only may be exercised on their expiration date. Nuveen Asset Management generally will hold such options positions until expiration at which time Nuveen Asset Management will roll the contract forward by entering into a new position. The premium, the exercise price and the market value of the basket or security underlying the option at expiration or contract termination determine the gain or loss realized by the Acquiring Fund as the seller of the call option.

Derivatives. The Acquiring Fund may use derivative instruments as described below. Generally, a derivative is a financial contract the value of which depends upon, or is derived from, the value of an underlying asset, reference rate or index. Derivatives generally take the form of contracts under which the parties agree to payments between them based upon the performance of a wide variety of underlying references, such as stocks, bonds, loans, commodities, interest rates, currency exchange rates, and various domestic and foreign indices. Derivative instruments that the Acquiring Fund may use include options, swaps, futures contracts, options on futures contracts and forward foreign currency exchange contracts, all of which are described in more detail below.

The Acquiring Fund may use derivatives for a variety of reasons, including to manage market or business risk, to enhance the Acquiring Fund’s return or to hedge against adverse movements in currency exchange rates, or for other purposes related to the management of the Acquiring Fund.

Derivatives permit the Acquiring Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Acquiring Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities. However, derivatives may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives could have a large impact on the Acquiring Fund’s performance.

Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. If the Acquiring Fund invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Acquiring Fund’s return or result in a loss. The Acquiring Fund also could experience losses or limit its gains if the performance of its derivatives is poorly correlated with the underlying instruments or the Acquiring Fund’s other investments, or if the Acquiring Fund is unable to liquidate its position because of an illiquid secondary market. The market for derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

While transactions in some derivatives may be effected on established exchanges, many other derivatives are privately negotiated and entered into in the OTC market with a single counterparty. When exchange-traded derivatives are purchased and sold, a clearing agency associated with the exchange stands between each buyer and seller and effectively guarantees performance of each contract, either on a limited basis through a guaranty fund or to the full extent of the clearing agency’s balance sheet. Transactions in OTC derivatives have no such protection. Each party to an OTC derivative bears the risk that its direct counterparty will default. In addition, OTC derivatives may be less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.

Derivatives generally involve leverage in the sense that the investment exposure created by the derivative is significantly greater than the Acquiring Fund’s initial investment in the derivative. As discussed below under “Segregation of Assets,” the Acquiring Fund may be required to segregate permissible liquid assets, or engage in other permitted measures, to “cover” the Acquiring Fund’s obligations relating to its transactions in derivatives.

The particular derivative instruments the Acquiring Fund can use are described below. The Acquiring Fund’s portfolio managers may decide not to employ some or all of these instruments, and there is no assurance that any derivatives strategy used by the Acquiring Fund will succeed. The Acquiring Fund may employ new derivative instruments and strategies when they are developed, if those investment methods are consistent with the Acquiring Fund’s investment objective and are permissible under applicable regulations governing the Acquiring Fund.

Futures and Options on Futures. The Acquiring Fund may buy and sell futures contracts that relate to: (1) interest rates, (2) debt securities, (3) bond indices, (4) foreign currencies, (5) stock indices, and (6) individual stocks. The Acquiring Fund also may buy and write options on the futures contracts in which it may invest (“futures options”) and may write straddles, which consist of a call and a put option on the same futures contract. The Acquiring Fund will only write futures options and straddles which are “covered.” This means that, when writing a call option, the Acquiring Fund must either segregate liquid assets with a value equal to the fluctuating market value of the optioned futures contract, or the Acquiring Fund must own an option to purchase the same futures contract having an exercise price that is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Acquiring Fund in segregated liquid assets. When writing a put option, the Acquiring Fund must segregate liquid assets in an amount not less than the exercise price, or own a put option on the same futures contract where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Acquiring Fund in segregated liquid assets. A straddle will be covered when sufficient assets are deposited to meet the Acquiring Fund’s immediate obligations. The Acquiring Fund may use the same liquid assets to cover both the call and put options in a straddle where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Acquiring Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is “in the money.” The Acquiring Fund may only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade or similar entity, or quoted on an automated quotation system.

A futures contract is an agreement between two parties to buy and sell a security, index, interest rate or currency (each a “financial instrument”) for a set price on a future date. Certain futures contracts, such as futures contracts relating to individual securities, call for making or taking delivery of the underlying financial instrument. However, these contracts generally are closed out before delivery by entering into an offsetting purchase or sale of a matching futures contract (same exchange, underlying financial instrument, and delivery month). Other futures contracts, such as futures contracts on interest rates and indices, do not call for making or taking delivery of the underlying financial instrument, but rather are agreements pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the financial instrument at the close of the last trading day of the contract and the price at which the contract was originally written. These contracts also may be settled by entering into an offsetting futures contract.

Unlike when the Acquiring Fund purchases or sells a security, no price is paid or received by the Acquiring Fund upon the purchase or sale of a futures contract. Initially, the Acquiring Fund will be required to deposit with the futures broker, known as a futures commission merchant (“FCM”), an amount of cash or securities equal to a varying specified percentage of the contract amount. This amount is known as initial margin. The margin deposit is intended to ensure completion of the contract. Minimum initial margin requirements are established by the futures exchanges and may be revised. In addition, FCMs may establish margin deposit requirements that are higher than the exchange minimums. Cash held in the margin account generally is not income producing. However, coupon-bearing securities, such as Treasury securities, held in margin accounts generally will earn income. Subsequent payments to and from the FCM, called variation margin, will be made on a daily basis as the price of the underlying financial instrument fluctuates, making the futures contract more or less valuable, a process known as marking the contract to market. Changes in variation margin are recorded by the Acquiring Fund as unrealized gains or losses. At any time prior to expiration of the futures contract, the Acquiring Fund may elect to close the position by taking an opposite position that will operate to terminate its position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Acquiring Fund, and the Acquiring Fund realizes a gain or loss. In the event of the bankruptcy or insolvency of an FCM that holds margin on behalf of the Acquiring Fund, the Acquiring Fund may be entitled to the return of margin owed to it only in proportion to the amount received by the FCM’s other customers, potentially resulting in losses to the Acquiring Fund. Futures transactions also involve brokerage costs, and the Acquiring Fund may have to segregate additional liquid assets in accordance with applicable SEC requirements. See “Segregation of Assets” below.

A futures option gives the purchaser of such option the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the purchaser acquires a long position in the futures contract and the writer is assigned the opposite short position. Upon the exercise of a put option, the opposite is true.

Limitations on the Use of Futures, Futures Options and Swaps. In February 2012, the CFTC announced substantial amendments to certain exemptions, and to the conditions for reliance on those exemptions, from registration as a commodity pool operator. Under amendments to the exemption provided under CFTC Regulation 4.5, if a Fund uses futures, options on futures, or swaps other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums on these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are “in-the-money” at the time of purchase are “in-the-money”) may not exceed 5% of the Acquiring Fund’s net asset value, or alternatively, the aggregate net notional value of those positions may not exceed 100% of the Acquiring Fund’s net asset value (after taking into account unrealized profits and unrealized losses on any such positions). The CFTC amendments to Regulation 4.5 took effect on December 31, 2012, and each Fund intends to comply with amended Regulation 4.5’s requirements such that Nuveen Fund Advisors and/or Nuveen Asset Management will not be required to register with respect to the Acquiring Fund as a commodity pool operator with the CFTC. Each Fund reserves the right to engage in transactions involving futures, options thereon and swaps to the extent allowed by CFTC regulations in effect from time to time and in accordance with the Acquiring Fund’s policies. However, the requirements for qualification as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), may limit the extent to which a Fund may enter into futures transactions, engage in options transactions or engage in swap transactions.

If futures are used for hedging purposes, there can be no guarantee that there will be a correlation between price movements in the futures contract and in the underlying financial instruments that are being hedged. This could result from differences between the financial instruments being hedged and the financial instruments underlying the standard contracts available for trading (e.g., differences in interest rate levels, maturities and the creditworthiness of issuers). In addition, price movements of futures contracts may not correlate perfectly with price movements of the financial instruments underlying the futures contracts due to certain market distortions.

Successful use of futures by the Acquiring Fund also is subject to the Nuveen Asset Management’s ability to predict correctly movements in the direction of the relevant market. For example, if the Acquiring Fund uses futures to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities increase instead, the Acquiring Fund will lose part or all of the benefit of the increased value of the securities which it has hedged because it will have offsetting losses in its futures positions. Furthermore, if in such circumstances the Acquiring Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. The Acquiring Fund may have to sell such securities at a time when it may be disadvantageous to do so.

There can be no assurance that a liquid market will exist at a time when the Acquiring Fund seeks to close out a futures or a futures option position, and the Acquiring Fund would remain obligated to meet margin requirements until the position is closed. Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

Additional Risks Associated with Commodity Futures Contracts. There are several additional risks associated with transactions in commodity futures contracts.

Storage. Unlike the financial futures markets, in the commodity futures markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while the Acquiring Fund is invested in futures contracts on that commodity, the value of the futures contract may change proportionately.

Reinvestment. In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at the time of delivery. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price. Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price. If the nature of hedgers and speculators in futures markets has shifted when it is time for the Acquiring Fund to reinvest the proceeds of a maturing contract in a new futures contract, the Acquiring Fund might reinvest at higher or lower futures prices, or choose to pursue other investments.

Other Economic Factors. The commodities which underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments, including futures contracts, than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials.

Forward Currency Contracts and other Foreign Currency Transactions. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers. Unlike futures contracts, which are standardized contracts, forward contracts can be specifically drawn to meet the needs of the parties that enter into them. The parties to a forward currency contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated exchange. Because forward contracts are not traded on an exchange, the Acquiring Fund is subject to the credit and performance risk of the counterparties to such contracts.

The following summarizes the principal currency management strategies involving forward contracts that may be used by the Acquiring Fund. The Acquiring Fund also may use currency futures contracts and options thereon for the same purposes.

Transaction Hedges. When the Acquiring Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when it anticipates receiving dividend payments in a foreign currency, the Acquiring Fund might wish to lock in the U.S. dollar price of the security or the U.S. dollar equivalent of the dividend payments. To do so, the Acquiring Fund could enter into a forward contract for the purchase or sale of the amount of foreign currency involved in the underlying transaction at a fixed amount of U.S. dollars per unit of the foreign currency. This is known as a “transaction hedge.” A transaction hedge will protect the Acquiring Fund against a loss from an adverse change in the currency exchange rate during the period between the date on which the security is purchased or sold or on which the payment is declared, and the date on which the payment is made or received. Forward contracts to purchase or sell a foreign currency may also be used by the Acquiring Fund in anticipation of future purchases or sales of securities denominated in a foreign currency, even if the specific investments have not yet been selected by the sub-adviser. This strategy is sometimes referred to as “anticipatory hedging.”

Position Hedges. The Acquiring Fund could also use forward contracts to lock in the U.S. dollar value of portfolio positions. This is known as a “position hedge.” When the Acquiring Fund believes that a foreign currency might suffer a substantial decline against the U.S. dollar, it could enter into a forward contract to sell an amount of that foreign currency approximating the value of some or all of the Acquiring Fund’s portfolio securities denominated in that foreign currency. When the Acquiring Fund believes that the U.S. dollar might suffer a substantial decline against a foreign currency, it could enter into a forward contract to buy that foreign currency for a fixed dollar amount. Alternatively, the Acquiring Fund could enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount if the Acquiring Fund believes that the U.S. dollar value of that foreign currency will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Acquiring Fund are denominated. This is referred to as a “cross hedge.”

Shifting Currency Exposure. The Acquiring Fund may also enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to foreign currency or from one foreign currency to another foreign currency. This strategy tends to limit exposure to the currency sold, and increase exposure to the currency that is purchased, much as if the Acquiring Fund had sold a security denominated in one currency and purchased an equivalent security denominated in another currency.

Risks Associated with Forward Currency Transactions. Nuveen Asset Management’s decision whether to enter into foreign currency transactions will depend in part on its view regarding the direction and amount in which exchange rates are likely to move. The forecasting of movements in exchange rates is extremely difficult, so that it is highly uncertain whether a currency management strategy, if undertaken, would be successful. To the extent that the sub-adviser’s view regarding future exchange rates proves to have been incorrect, the Acquiring Fund may realize losses on its foreign currency transactions. Even if a foreign currency hedge is effective in protecting the Acquiring Fund from losses resulting from unfavorable changes in exchange rates between the U.S. dollar and foreign currencies, it also would limit the gains which might be realized by the Acquiring Fund from favorable changes in exchange rates.

Options Transactions. The Acquiring Fund intends primarily to write (sell) custom basket call options on real estate securities. A custom basket call option is a single, OTC, “European style” contract on a group of securities constructed to track an index within parameters determined by Nuveen Asset Management. As the option is “European style,” generally it only may be exercised on its expiration date. In selecting real estate securities for each custom basket, the Acquiring Fund will seek to minimize the difference between the returns of the underlying stocks of the custom basket and an index of real estate securities (commonly referred to as tracking error) and, at the same time, maximize exposure to securities that the portfolio managers believe are less likely to outperform the relevant market benchmarks over time. Securities selected for each custom basket will primarily consist of underweighted positions relative to the relevant market benchmarks, and may include securities held and not held in the Acquiring Fund’s portfolio. The objective in structuring these custom baskets is to produce option premiums without limiting the upside potential for specific securities that the portfolio managers believe may outperform over time. The Acquiring Fund also may write (sell) covered call options on individual real estate and/or infrastructure securities issued by companies whose securities would be considered real asset related investments.

With respect to call options written on individual securities, the Acquiring Fund will not write “naked” or uncovered call options. The Target Funds may write call options that are not covered for cross-hedging purposes. A call option written by the Acquiring Fund on an individual security is “covered” if the Acquiring Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration. Custom basket call options written by the Acquiring Fund will generally not be fully covered because the Acquiring Fund will not own each of the underlying securities comprising the basket or have the right to acquire such securities without additional cash consideration. Writing uncovered custom basket call options subjects the Acquiring Fund to risks.

Initially, the notional value of the call options written by the Acquiring Fund is expected to range from 5% to 10% of Managed Assets. Over extended periods of time, the notional value of the call options written by the Acquiring Fund may range from 0% to 25% of Managed Assets, depending on market conditions and Nuveen Asset Management’s ongoing assessment of the attractiveness of writing call options from a risk-adjusted return standpoint. When the Acquiring Fund writes call options, the potential appreciation from the portion of the portfolio on which calls have been written is limited.

The ability of the Acquiring Fund to achieve current gains is partially dependent on the successful implementation of the Options Strategy. There can be no assurance that the Options Strategy will be successful. Risks that may adversely affect the ability of the Acquiring Fund to successfully implement the Options Strategy include the following:

Risks Associated with Selling Options. There are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. As the writer of a covered call option, the Acquiring Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security underlying the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. As the Acquiring Fund writes covered call options over more of its portfolio, its ability to benefit from capital appreciation becomes more limited and the risk of net asset value erosion increases. If the Acquiring Fund experiences net asset value erosion, which itself may have an indirect negative effect on the market price of the Acquiring Fund’s shares, the Acquiring Fund will have a reduced asset base over which to write call options, which may eventually lead to reduced distributions to shareholders. To the extent the Acquiring Fund writes call options that are not fully covered by securities in its portfolio, it will lose money if the portion of the security or securities underlying the option that is not covered by securities in the Acquiring Fund’s portfolio appreciates in value above the exercise price of the option by an amount that exceeds the premium received on the option. The amount of this loss could be unlimited. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

Over-the-Counter Option Risk. The Acquiring Fund may write (sell) unlisted over-the-counter options. OTC options differ from exchange-listed options in that they are two-party contracts, with exercise price, premium and other terms negotiated between buyer and seller, and generally have less market liquidity than exchange-listed options. The counterparties to these transactions typically will be major international banks, broker-dealers and financial institutions. The Acquiring Fund may be required to treat as illiquid securities being used to cover certain written OTC options. The OTC options written by the Acquiring Fund will not be issued, guaranteed or cleared by the Options Clearing Corporation. In addition, the Acquiring Fund’s ability to terminate the OTC options may be more limited than with exchange-traded options. Banks, broker-dealers or other financial institutions participating in such transactions may fail to settle a transaction in accordance with the terms of the option as written. In the event of default or insolvency of the counterparty, the Acquiring Fund may be unable to liquidate an OTC option position.

Tax Risk. Generally, the income from an OTC option written by the Acquiring Fund will not be recognized by the Acquiring Fund for federal income tax purposes until the option is exercised, lapses or is subject to a “closing transaction” (as defined by applicable regulations) pursuant to which the Acquiring Fund’s obligations with respect to the option are otherwise terminated. If the option lapses without exercise or is otherwise subject to a closing transaction, the premiums received by the Acquiring Fund from the writing of such an option will generally be characterized as short-term capital gain. If an option written by the Acquiring Fund is exercised, the Acquiring Fund may recognize taxable gain depending on the exercise price of the option, the option premium, and the fair market value of the security underlying the option. The character of any gain on the sale of the underlying security as short-term or long-term capital gain will depend on the holding period of the Acquiring Fund in the underlying security. In general, distributions received by shareholders of the Acquiring Fund that are attributable to short-term capital gains recognized by the Acquiring Fund from its option writing activities will be taxed to such shareholders as ordinary income and will not be eligible for the reduced tax rate applicable to qualified dividend income.

The Acquiring Fund may be subject to the “straddle rules” under U.S. federal income tax law to the extent it takes offsetting positions with respect to personal property. In general, investment positions will be offsetting if there is a substantial diminution in the risk of loss from holding one position by reason of holding one or more other positions. Under certain circumstances the Acquiring

Fund may enter into options transactions or certain other investments that may constitute positions in a straddle. If two or more positions constitute a straddle, in addition to other possible tax consequences, recognition of a realized loss from one position must generally be deferred to the extent of unrecognized gain in an offsetting position.

Swap Transactions. The Acquiring Fund may enter into total return, interest rate, currency and credit default swap agreements and interest rate caps, floors and collars. The Acquiring Fund may also enter into options on the foregoing types of swap agreements (“swap options”). The Acquiring Fund may enter into swap transactions for any purpose consistent with its investment objectives and strategies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to reduce risk arising from the ownership of a particular instrument, or to gain exposure to certain sectors or markets in the most economical way possible.

Swap agreements are two party contracts entered into primarily by institutional investors for a specified period of time. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular predetermined asset, reference rate or index. The gross returns to be exchanged or swapped between the parties are generally calculated with respect to a notional amount, e.g., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a basket of securities representing a particular index. The notional amount of the swap agreement generally is only used as a basis upon which to calculate the obligations that the parties to the swap agreement have agreed to exchange. The Acquiring Fund’s current obligations under a net swap agreement will be accrued daily (offset against any amounts owed to the Acquiring Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by assets determined to be liquid by the sub-adviser. See “Segregation of Assets” below.

Interest Rate Swaps, Caps, Collars and Floors. Interest rate swaps are bilateral contracts in which each party agrees to make periodic payments to the other party based on different referenced interest rates (e.g., a fixed rate and a floating rate) applied to a specified notional amount. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index rises above a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. Interest rate collars involve selling a cap and purchasing a floor or vice versa to protect the Acquiring Fund against interest rate movements exceeding given minimum or maximum levels.

Currency Swaps. A currency swap is an agreement between two parties to exchange equivalent fixed amounts in two different currencies for a fixed period of time. The exchange of currencies at the inception date of the contract takes place at the current spot rate. Such an agreement may provide that, for the duration of the swap, each party pays interest to the other on the received amount at an agreed upon fixed or floating interest rate. When the contract ends, the parties re-exchange the currencies at the initial exchange rate, a specified rate, or the then current spot rate. Some currency swaps may not provide for exchanging currencies, but only for exchanging interest cash flows.

Total Return Swaps. In a total return swap, one party agrees to pay the other the “total return” of a defined underlying asset during a specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. A total return swap may be applied to any underlying asset but is most commonly used with equity indices, single stocks, bonds and defined baskets of loans and mortgages. The Acquiring Fund might enter into a total return swap involving an underlying index or basket of securities to create exposure to a potentially widely-diversified range of securities in a single trade. An index total return swap can be used by the portfolio managers to assume risk, without the complications of buying the component securities from what may not always be the most liquid of markets.

Credit Default Swaps. A credit default swap is a bilateral contract that enables an investor to buy or sell protection against a defined-issuer credit event. The Acquiring Fund may enter into credit default swap agreements either as a buyer or a seller. The Acquiring Fund may buy protection to attempt to mitigate the risk of default or credit quality deterioration in a segment of the fixed income securities market to which it has exposure, or to take a “short” position in individual bonds or market segments which it does not own. The Acquiring Fund may sell protection in an attempt to gain exposure to the credit quality characteristics of particular bonds or market segments without investing directly in those bonds or market segments.

As the buyer of protection in a credit default swap, the Acquiring Fund will pay a premium (by means of an upfront payment or a periodic stream of payments over the term of the agreement) in return for the right to deliver a referenced bond or group of bonds to the protection seller and receive the full notional or par value (or other agreed upon value) upon a default (or similar event) by the issuer(s) of the underlying referenced obligation(s). If no default occurs, the protection seller would keep the stream of payments and would have no further obligation to the Acquiring Fund. Thus, the cost to the Acquiring Fund would be the premium paid with respect to the agreement. If a credit event occurs, however, the Acquiring Fund may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. The Acquiring Fund bears the risk that the protection seller may fail to satisfy its payment obligations.

If the Acquiring Fund is a seller of protection in a credit default swap and no credit event occurs, the Acquiring Fund would generally receive an up-front payment or a periodic stream of payments over the term of the swap. If a credit event occurs, however, generally the Acquiring Fund would have to pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As the protection seller, the Acquiring Fund effectively adds economic leverage to its portfolio because, in addition to being subject to investment exposure on its total net assets, the Acquiring Fund is subject to investment exposure on the notional amount of the swap. Thus, the Acquiring Fund bears the same risk as it would by buying the reference obligations directly, plus the additional risks related to obtaining investment exposure through a derivative instrument discussed below under “—Risks Associated with Swap Transactions.”

Swap Options. A swap option is a contract that gives a counterparty the right (but not the obligation), in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement at some designated future time on specified terms. A cash-settled option on a swap gives the purchaser the right, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. The Acquiring Fund may write (sell) and purchase put and call swap options. Depending on the terms of the particular option agreement, the Acquiring Fund generally will incur a greater degree of risk when it writes a swap option than when it purchases a swap option. When the Acquiring Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Acquiring Fund writes a swap option, upon exercise of the option the Acquiring Fund will become obligated according to the terms of the underlying agreement.

Risks Associated with Swap Transactions. The use of swap transactions is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. If the sub-adviser is incorrect in its forecasts of default risks, market spreads or other applicable factors the investment performance of the Acquiring Fund would diminish compared with what it would have been if these techniques were not used. As the protection seller in a credit default swap, the Acquiring Fund effectively adds economic leverage to its portfolio because, in addition to being subject to investment exposure on its total net assets, the Acquiring Fund is subject to investment exposure on the notional amount of the swap. The Acquiring Fund may only close out a swap, cap, floor, collar or other two-party contract with its particular counterparty, and may only transfer a position with the consent of that counterparty. In addition, the price at which the Acquiring Fund may close out such a two party contract may not correlate with the price change in the underlying reference asset. If the counterparty defaults, the Acquiring Fund will have contractual remedies, but there can be no assurance that the counterparty will be able to meet its contractual obligations or that the Acquiring Fund will succeed in enforcing its rights. It also is possible that developments in the derivatives market, including potential government regulation, could adversely affect the Acquiring Fund’s ability to terminate existing swap or other agreements or to realize amounts to be received under such agreements.

Other Portfolio Components

Non-U.S. Securities. The Acquiring Fund may invest up to 75% of its Managed Assets in securities of non-U.S. issuers through the direct investment in securities of non-U.S. companies and through depositary receipts. Non-U.S. companies are those (i) whose securities are traded principally on a stock exchange or OTC in a non-U.S. country, (ii) that are organized under the laws of and have a principal office(s) in a non-U.S. country or (iii) that have at least 50% of their revenues, profits or assets in non-U.S. countries.

The Acquiring Fund’s investments in foreign securities may include investments in securities which are purchased and sold in foreign currencies. Foreign securities may include debt securities of governmental and corporate issuers, preferred stock, common stock, and convertible securities of corporate issuers, rights and warrants to buy common stocks, depositary receipts evidencing ownership of shares of a foreign issuer, and ETFs and other investment companies that provide investment exposure to foreign issuers.

Investment in foreign securities is subject to special investment risks that differ in some respects from those related to investments in securities of U.S. domestic issuers. These risks include political, social or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of the imposition of exchange controls, expropriation, limits on removal of currency or other assets, nationalization of assets, foreign withholding and income taxation, and foreign trading practices (including higher trading commissions, custodial charges and delayed settlements). Foreign securities also may be subject to greater fluctuations in price than securities issued by U.S. corporations. The principal markets on which these securities trade may have less volume and liquidity, and may be more volatile, than securities markets in the United States. In addition, there may be less publicly available information about a foreign company than about a U.S. domiciled company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. domestic companies. There is also generally less government regulation of securities exchanges, brokers and listed companies abroad than in the United States. Confiscatory taxation or diplomatic developments could also affect investment in those countries. In addition, foreign branches of U.S. banks, foreign banks and foreign issuers may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and record keeping standards than those applicable to domestic branches of U.S. banks and U.S. domestic issuers.

Emerging Markets Investments. The Acquiring Fund may invest in securities of issuers in emerging market countries. Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. They generally do not have the level of market efficiency and strict standards in accounting and securities regulation to be on par with advanced economies, but emerging markets will typically have a physical financial infrastructure, including banks, a stock exchange and a unified currency. Emerging markets often experience faster economic growth as measured by GDP. Investments in emerging markets countries may be subject to potentially higher risks than investments in developed countries. These risks include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which may result in a lack of liquidity and in greater price volatility; (iii) certain national policies that may restrict the Acquiring Fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) domestic infrastructure problems; (v) currency volatility; (vi) foreign taxation; (vii) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; and (viii) the possibility that favorable economic developments in certain countries may be slowed or reversed by unanticipated political or social events in such countries. In addition, certain emerging markets countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment of foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals.

Foreign Securities Exchanges. The Acquiring Fund may purchase and sell securities on foreign securities exchanges. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges. Foreign markets also have different clearance and settlement procedures, and in some markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of the Acquiring Fund is uninvested. In addition, settlement problems could cause the Acquiring Fund to miss attractive investment opportunities or to incur losses due to an inability to sell or deliver securities in a timely fashion. In the event of a default by an issuer of foreign securities, it may be more difficult for the Acquiring Fund to obtain or to enforce a judgment against the issuer.

When-Issued and Delayed Delivery Transactions. Both the Acquiring Fund and the Target Funds may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15-45 days of the trade date. On such transactions the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment. Beginning on the date the Acquiring Fund enters into a commitment to purchase securities on a when-issued or delayed delivery basis, the Acquiring Fund is required under rules of the SEC to maintain in a separate account liquid assets, consisting of cash, cash equivalents or liquid securities having a market value at all times of at least equal to the amount of any delayed payment commitment. The Acquiring Fund may enter into contracts to purchase securities on a forward basis (i.e., where settlement will occur more than 60 days from the date of the transaction) only to the extent that the Acquiring Fund specifically collateralizes such obligations with a security that is expected to be called or mature within sixty days before or after the settlement date of the forward transaction. The commitment to purchase securities on a when-issued, delayed delivery or forward basis may involve an element of risk because no interest accrues on the bonds prior to settlement and at the time of delivery the market value may be less than their cost.

Illiquid Securities. The Target Funds and the Acquiring Fund may invest in securities that, at the time of investment, are illiquid (i.e., securities that are not readily marketable). For this purpose, illiquid securities may include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the 1933 Act, that are deemed to be illiquid, and certain repurchase agreements. The Board or its delegate has the ultimate authority to determine which securities are liquid or illiquid. The Board has delegated to Nuveen Fund Advisors the day-to-day determination of the illiquidity of any security held by the Acquiring Fund, although it has retained oversight and ultimate responsibility for such determinations. No definitive liquidity criteria are used. The Board has directed Nuveen Fund Advisors, when making liquidity determinations, to look for such factors as (i) the nature of the market for a security (including the institutional private resale market; the frequency of trades and quotes for the security; the number of dealers willing to purchase or sell the security; the amount of time normally needed to dispose of the security; and the method of soliciting offers and the mechanics of transfer), (ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments), and (iii) other relevant factors. The assets used to cover OTC derivatives used by the Acquiring Fund will be considered illiquid until the OTC derivatives are sold to qualified dealers who agree that the Acquiring Fund may repurchase them at a maximum price to be calculated by a formula set forth in an agreement. The “cover” for an OTC derivative subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the derivative.

Lending of Portfolio Securities. The Acquiring Fund may lend its portfolio securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Acquiring Fund. The Acquiring Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned through payments from the borrower. The Acquiring Fund would also receive an additional return that may be in the form of a fixed fee or a percentage of the collateral.

The Acquiring Fund may pay reasonable fees to persons unaffiliated with the Acquiring Fund for services in arranging these loans.

The Acquiring Fund would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. The Acquiring Fund would not have the right to vote the securities during the existence of the loan but would call the loan to permit voting of the securities, if, in Nuveen Asset Management’s judgment, a material event requiring a shareholder vote would otherwise occur before the loan was repaid. In the event of bankruptcy or other default of the borrower, the Acquiring Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Acquiring Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) expenses of enforcing its rights.

Segregation of Assets

As a closed-end investment company registered with the SEC, the Acquiring Fund is subject to the federal securities laws, including the 1940 Act, the rules thereunder, and various interpretive positions of the SEC and its staff. In accordance with these laws, rules and positions, the Acquiring Fund must “set aside” (often referred to as “asset segregation”) liquid assets, or engage in other SEC staff-approved measures, to “cover” open positions with respect to certain kinds of derivatives instruments. In the case of forward currency contracts that are not contractually required to cash settle, for example, the Acquiring Fund must set aside liquid assets equal to such contracts’ full notional value while the positions are open. With respect to forward currency contracts that are contractually required to cash settle, however, the Acquiring Fund is permitted to set aside liquid assets in an amount equal to the Acquiring Fund’s daily marked-to-market net obligations (i.e., the Acquiring Fund’s daily net liability) under the contracts, if any, rather than such contracts’ full notional value. The Acquiring Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation.

For purposes of the Acquiring Fund’s Options Strategy, when the Acquiring Fund writes a custom basket call option, such an option is considered “covered” if the Acquiring Fund maintains with its custodian assets determined to be liquid by Nuveen Fund Advisors (in accordance with procedures established by the Board) in an amount equal to the contract value of the applicable basket of securities. Additionally, a call option written by the Acquiring Fund on an individual security is “covered” if the Acquiring Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration or, if additional cash consideration is required, cash or other assets determined to be liquid by Nuveen Fund Advisors (in accordance with procedures established by the Board) in such amount are segregated or earmarked by the Acquiring Fund’s custodian.

The Acquiring Fund generally will use its assets to cover its obligations as required by the 1940 Act, the rules thereunder, and applicable positions of the SEC and its staff. As a result of their segregation, such assets may not be used for other operational purposes. Nuveen Asset Management will monitor the Acquiring Fund’s use of derivatives and will take action as necessary for the purpose of complying with the asset segregation policy stated above. Such actions may include the sale of the Acquiring Fund’s portfolio investments.

Short-Term Investments

Short-Term Taxable Fixed Income Securities. For temporary defensive purposes or to keep cash on hand fully invested, the Acquiring Fund may invest up to 100% of its Managed Assets in cash equivalents and short-term taxable fixed-income securities. Short-term taxable fixed income investments are defined to include, without limitation, the following:

(1)        U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government agency securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

(2)        Certificates of Deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current Federal Deposit Insurance Company regulations, the maximum insurance payable as to any one certificate of deposit is $250,000; therefore, certificates of deposit purchased by the Acquiring Fund may not be fully insured.

(3)        Repurchase agreements, which involve purchases of debt instruments. At the time the Acquiring Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Acquiring Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Acquiring Fund to invest temporarily available cash. The Acquiring Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers’ acceptances in which the Acquiring Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Acquiring Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Acquiring Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Acquiring Fund could incur a loss of both principal and interest. The investment adviser monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The investment adviser does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Acquiring Fund.

If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Acquiring Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

(4)        Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Acquiring Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Acquiring Fund at any time. Nuveen Fund Advisors will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity measures) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because the Acquiring Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand.

Investments in commercial paper will be limited to commercial paper rated in the highest categories by a major rating agency and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

(5)        Bankers’ acceptances, which are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity.

(6)        Variable amount master demand notes, which are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between the Acquiring Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, the Acquiring Fund may demand payment of principal and accrued interest at any time. While the notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes (which are normally manufacturing, retail, financial, and other business concerns) must satisfy the same criteria as set forth above for commercial paper.

(7)        Variable rate demand obligations (“VRDOs”), which are securities in which the interest rate is adjusted at pre-designated periodic intervals. VRDOs may include a demand feature which is a put that entitles the holder to receive the principal amount of the underlying security or securities and which may be exercised either at any time on no more than 30 days’ notice or at specified intervals not exceeding 397 calendar days on no more than 30 days’ notice.

The Acquiring Fund may also invest in Eurodollar certificates of deposit issued by foreign branches of U.S. or foreign banks; Eurodollar time deposits, which are U.S. dollar-denominated deposits in foreign branches of U.S. or foreign banks; and Yankee certificates of deposit, which are U.S. dollar denominated certificates of deposit issued by U.S. branches of foreign banks and held in the United States. In each instance, the Acquiring Fund may only invest in bank instruments issued by an institution which has capital, surplus and undivided profits of more than $100 million or the deposits of which are insured by the Bank Insurance Fund or the Savings Association Insurance Fund.

INVESTMENT RESTRICTIONS

Each Target Fund’s investment objective is a fundamental policy of the Fund and may not be changed without the approval of the holders of a majority of the outstanding common shares of such Fund. The Acquiring Fund’s investment objective is non-fundamental and can be changed without a vote of shareholders. However, it may be changed by the Acquiring Fund’s Board only following the provision of 60 days’ prior written notice to its shareholders. In addition, the investment restrictions described below, as noted, are fundamental policies for the Funds and may not be changed without the approval of the holders of a majority of the outstanding common shares of such Fund.

For purposes of the foregoing paragraph, “a majority of the outstanding shares” means the vote of (1) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (2) more than 50% of the outstanding voting securities, whichever is less.

Each Fund may not, as applicable:

1.	Invest more than 5% in an Issuer

a.	With respect to 75% of its total assets, invest more than 5% of the value of its total assets (taken at market value at the time of purchase) in the outstanding securities of any one issuer, or own more than 10% of the outstanding voting securities of any one issuer, in each case other than securities issued or guaranteed by the United States Government or any agency or instrumentality thereof.

Applies	to: Target Funds

b.	With respect to 75% of the value of the Fund’s total assets, purchase any securities (other than obligations issued or guaranteed by the United States government or by its agencies or instrumentalities, and securities issued by other investment companies), if as a result more than 5% of the Fund’s total assets would then be invested in securities of a single issuer or if as a result the Fund would hold more than 10% of the outstanding voting securities of any single issuer.

Applies	to: Acquiring Fund

2.	Concentrate in Any One Industry

a.	Invest 25% or more of the value of its total assets in the securities of any one issuer or in the securities of issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to securities issued or guaranteed by the United States Government or its agencies or instrumentalities.

Applies to:	Strategic Income Portfolio, Strategic Income Portfolio II and Strategic Income Portfolio III

b.	Invest 25% or more of the value of its total assets in the securities of any one issuer or in the securities of issuers conducting their principal business activities in the same industry (asset-backed securities are considered to be an industry for this purpose); provided that the Fund will (subsequent to the date that at least 65% of the proceeds of the initial offering are invested in mortgage-related assets) invest more than 25% of its total assets in the real estate industry, which the Fund defines as including all mortgage-related assets; and further provided that this limitation does not apply to securities issued or guaranteed by the United States Government or its agencies or instrumentalities.

Applies	to: Select Portfolio

c.	The Fund may not invest more than 25% of its total assets in securities of issuers in any one industry, provided that the Fund will invest more than 25% of its total assets in the real estate industry group and more than 25% of its total assets in an industry group comprised of the energy, utilities and transportation industry groups, and provided further that such limitation shall not apply to obligations issued or guaranteed by the United States Government or by its agencies or instrumentalities.

Applies	to: Acquiring Fund

3.	Issue Senior Securities

a.	Issue senior securities in the form of indebtedness or borrow money (including on margin if marginable securities are owned), except if after each borrowing there is asset coverage of at least 300% (including the proceeds of such senior securities issued and money borrowed), or pledge its assets other than to secure such issuances or borrowings or in connection with, to the extent permitted under the 1940 Act, hedging transactions, reverse repurchase agreements, when-issued and forward commitment transactions and similar investment strategies. The Fund’s collateral arrangements with respect to options, futures contracts, and options on futures contracts, collateral requirements with respect to initial and variation margin are not considered by the Fund to be the issuance of a senior security.

Applies	to: Target Funds

b.	Issue senior securities, as defined in the 1940 Act, except as permitted by the 1940 Act.

Applies	to: Acquiring Fund

4.	Lending

a.	Make loans of money or property to any person, except though loans of portfolio securities, the purchase of debt obligations in which the Fund may invest consistently with the Fund’s investment objectives and policies or the acquisition of securities subject to repurchase agreements.

Applies	to: Target Funds

b.	Make loans except as permitted by the 1940 Act and exemptive orders granted under the 1940 Act.

Applies	to: Acquiring Fund

5.	Act as Underwriter

a.	Underwrite the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities or the sale of its own Shares the Fund may be deemed to be an underwriter.

Applies to:	Strategic Income Portfolio, Strategic Income Portfolio II and Strategic Income Portfolio III

b.	Underwrite the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities or the sale of its own Shares the Fund may be deemed to be an underwriter. However, the Fund may invest, without limitation, in restricted securities.

Applies	to: Select Portfolio

c.	Act as underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the 1933 Act in connection with the purchase and sale of portfolio securities.

Applies	to: Acquiring Fund

6.	Buy or Sell Real Estate

a.	Purchase, hold, sell or deal in real estate or interests therein other than mortgage-related assets; provided however that the Fund may hold and sell real estate acquired as a result of ownership of mortgage-related assets; and provided further, however, that the Fund may invest up to 25% of its total assets in preferred issues of REITs that are investment grade or better at the time of investment, with a maximum of 2% of the Fund’s total assets at the time of investment in REIT preferred issues of any one issuer or its affiliates.

Applies	to: Target Funds

b.	Purchase or sell real estate, except to the extent that interests in securities the Fund may invest in are considered to be interests in real estate, and this shall not prevent the Fund from investing in securities of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts, and securities secured by real estate or interests therein and the Fund may hold and sell real estate or mortgages on real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund’s ownership of such securities.

Applies	to: Acquiring Fund

7.	Buy or Sell Commodities

a.	Purchase or sell commodities or commodity contracts except as set forth in this paragraph.

Applies to:	Strategic Income Portfolio, Strategic Income Portfolio II and Strategic Income Portfolio III

b.	Purchase or sell commodities or commodity contracts except that the Fund may purchase and sell futures contracts and options on futures contracts for hedging or other speculative purposes.

Applies	to: Select Portfolio

c.	Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments except to the extent that interests in securities the Fund may invest in are considered to be interests in commodities and this shall not prevent the Fund from purchasing or selling options, futures contracts, derivative instruments or from investing in securities or other instruments backed by physical commodities.

Applies	to: Acquiring Fund

The following fundamental policies apply only to the Target Funds. The Acquiring Fund does not have corresponding policies.

8.	Pledge Assets

Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure issuances or borrowings permitted by restriction (3) above (collateral arrangements with respect to reverse repurchase agreements or to margin for futures contracts and options are not deemed to be pledges or other encumbrances for purposes of this restriction).

9.	Make Short Sales

Make any short sale of securities.

10.	Invest for Control

Invest for the purpose of exercising control over management of any company.

The following fundamental policy applies only to the Select Portfolio. Strategic Income Portfolio, Strategic Income Portfolio II, Strategic Income Portfolio III and the Acquiring Fund do not have corresponding policies.

11.	Purchase Securities on Margin

Purchase any security or evidence therein on margin, except that such short-term credit may be obtained as may be necessary for the clearance of purchases and sales of securities and except that, with respect to the Fund’s permissible options and futures transactions, deposits of initial and variation margin may be made in connection with the purchase, ownership, holding or sale of futures or options positions.

The following fundamental policies apply only to the Acquiring Fund. The Target Funds do not have corresponding policies.

12.	Borrow Money

Borrow money, except as permitted by the 1940 Act and exemptive orders granted under the 1940 Act.

With respect to restrictions 3 and 12, Section 18(c) of the 1940 Act generally limits a registered closed-end investment company to issuing one class of senior securities representing indebtedness and one class of senior securities representing stock, except that the class of indebtedness or stock may be issued in one or more series, and promissory notes or other evidences of indebtedness issued in consideration of any loan, extension, or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed, are not deemed a separate class of senior securities. With respect to restriction 12, Section 18(a) of the 1940 Act generally prohibits a registered closed-end fund from incurring borrowings if, immediately thereafter, the aggregate amount of its borrowings exceeds 33 1/3% of its total assets. With respect to restriction 4, Section 21 of the 1940 Act makes it unlawful for a registered investment company, like the Funds, to lend money or other property if (i) the investment company’s policies set forth in its registration statement do not permit such a loan or (ii) the borrower controls or is under common control with the investment company.

In this section, the term “mortgage-related assets” refers to investments that directly or indirectly represent a participation in or are secured by and payable from mortgage loans, and includes whole loans, mortgage-participations and mortgage-backed securities; the term “asset-backed securities” refers to securities that directly or indirectly represent a participation in or are secured by and payable from a pool of assets representing the obligation of a number of different parties; the term “hedging transactions” refers to various interest rate transactions, consisting of interest rate swaps, caps and floors; futures; and put and call transactions, in which the Funds may engage; and the term “restricted securities” refers to securities purchased in private placements that are subject to statutory or contractual restrictions and delays on resale.

The restrictions and other limitations set forth above will apply only at the time of purchase of securities and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities.

For the purpose of applying the limitations set forth above, the Acquiring Fund will generally use industry classifications such as those provided by MSCI and Standard & Poor’s (The Global Industry Classification Standard (“GICS”)), Bloomberg, Barclays or similar sources commonly used in the financial industry. A governmental issuer shall be deemed the single issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental issuer, if the security is backed only by the assets and revenues of the non-governmental issuer, then such non-governmental issuer would be deemed to be the single issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity. Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. When a municipal bond is insured by bond insurance, it shall not be considered a security that is issued or guaranteed by the insurer; instead, the issuer of such municipal bond will be determined in accordance with the principles set forth above.

Under the 1940 Act, each Fund may invest only up to 10% of its total assets in the aggregate in shares of other investment companies and only up to 5% of its total assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. As a shareholder in any investment company, a Fund will bear its ratable share of that investment company’s expenses, and will also remain subject to payment of the Fund’s management, advisory and administrative fees with respect to assets so invested. Holders of common shares would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies.

Non-Fundamental Investment Policies

In addition to the fundamental investment policies noted above, the Acquiring Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board upon 60 days’ prior written notice to shareholders. The Acquiring Fund may not:

(1)        Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act or any exemptive relief obtained thereunder.

(2)        Purchase securities of companies for the purpose of exercising control, except to the extent that exercise by the Fund of its rights under loan agreements would be deemed to constitute exercising control.

The restrictions and other limitations set forth above will apply only at the time of purchase of securities and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities.

The Funds may be subject to certain restrictions imposed by either guidelines of one or more credit rating agencies that may issue ratings for preferred shares, commercial paper or notes, or, if a Fund borrows from a lender, by the lender. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on a Fund by the 1940 Act. If these restrictions were to apply, it is not anticipated that these covenants or guidelines will impede a Fund’s Advisers from managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies.

Portfolio Turnover

Portfolio trading may be undertaken to accomplish the investment objective of a Fund in relation to actual and anticipated movements in interest rates. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what Nuveen Asset Management believes to be a temporary price disparity between the two securities. Temporary price disparities between two comparable securities may result from supply and demand imbalances where, for example, a temporary oversupply of certain securities may cause a temporarily low price for such securities, as compared with other securities of like quality and characteristics.

A security also may be sold when Nuveen Asset Management anticipates a change in the price of such security, Nuveen Asset Management believes the price of a security has reached or is near a realistic maximum, or there are other securities that Nuveen Asset Management believes are more attractive given a Fund’s investment objective. A Fund also may engage to a limited extent in short-term trading consistent with its investment objective. Securities may be sold in anticipation of a market decline or purchased in anticipation of a market rise and later sold, but a Fund will not engage in trading solely to recognize a gain. Subject to the foregoing, each Fund will attempt to achieve its investment objective by prudent selection of securities with a view to holding them for investment. While there can be no assurance thereof, the Acquiring Fund anticipates that its annual portfolio turnover rate will generally not exceed 200%. However, the rate of turnover will not be a limiting factor when the Fund deems it desirable to sell or purchase securities. Therefore, depending on market conditions, the annual portfolio turnover rate of the Acquiring Fund may exceed 200% in particular years. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by a Fund. High portfolio turnover may result in the realization of net short-term capital gains by a Fund which, when distributed to shareholders, will be taxable as ordinary income. See “Federal Income Tax Matters.”

For the fiscal years ended August 31, 2013 and August 31, 2012, the portfolio turnover rates of each Target Fund were as follows:

Fund	2013	2012
Strategic Income Portfolio	50%	18%
Strategic Income Portfolio II	34%	31%
Strategic Income Portfolio III	44%	52%
Select Portfolio	48%	44%

No portfolio turnover rates are provided for the Acquiring Fund because it has not commenced investment operations as of the date of this SAI.

MANAGEMENT OF THE FUNDS

Unless otherwise indicated, the information below is provided as of the date of this SAI.

The management of the Funds, including general supervision of the duties performed for the Funds under each Fund’s investment management agreement by the Fund’s investment adviser, is the responsibility of the Board of each Fund. The Board of the Acquiring Fund is currently comprised of the same five Board Members as the Board of each Target Fund, each of whom is not an interested person (as the term “interested person” is defined in the 1940 Act) (an “Independent Board Member”) with respect to the Acquiring Fund or the Target Funds. Each Board Member also serves as a director of other closed-end and open-end investment companies that are managed by U.S. Bancorp Asset Management, Inc. (“USBAM”). Such other closed-end and open-end investment companies managed by USBAM are referred to herein as the “First American Fund Complex.” The First American Fund Complex currently consists of eight closed-end funds (each of which is a registered investment company) and six open-end funds (which are portfolios of two registered investment companies). The Acquiring Fund is part of the Nuveen Fund complex (“Nuveen Fund Complex”). The Board Members do not serve as a director or trustee for any other funds in the Nuveen Fund Complex other than the Acquiring Fund.

The names and business addresses of the Board Members of the Funds and their principal occupations and other affiliations during the past five years are set forth under “Proposal 2: The Election of Board Members” in the Joint Proxy Statement/Prospectus. The names and business addresses of the officers of the Target Funds and the Acquiring Fund and their principal occupations and other affiliations during the past five years are set forth in Appendix D to the Joint Proxy Statement/Prospectus.

BOARD LEADERSHIP STRUCTURE AND RISK OVERSIGHT

The Board is responsible for overseeing generally the operation of each Fund. As noted above, the Board consists entirely of Independent Board Members. The Board Members also serve as directors of the other funds in the First American Fund Complex. Taking into account the number, diversity and complexity of the funds overseen by the Board Members and the aggregate amount of assets under management in the First American Fund Complex, the Board has determined that the efficient conduct of its affairs makes it desirable to delegate responsibility for certain matters to committees of the Board. These committees, which are described in more detail below, review and evaluate matters specified in their charters and make recommendations to the Board as they deem appropriate. Each committee may use the resources of the Funds’ counsel and auditors, counsel to the Independent Board Members, if any, as well as other experts. The committees meet as often as necessary, either in conjunction with regular meetings of the Board or otherwise.

The Funds are subject to a number of risks, including investment, compliance, operational and valuation risks. The Board’s role in risk oversight of each Fund reflects its responsibility to oversee generally, rather than to manage, the operations of the Fund. The actual day-to-day risk management with respect to the Target Funds currently resides with USBAM and the other service providers to the Target Funds. In line with the Board’s oversight responsibility, the Board receives reports and makes inquiries regarding various risks at its regular meetings or otherwise. However, the Board relies upon the Target Funds’ Chief Compliance Officer, who reports directly to the Board, and USBAM (including its Senior Business Line Risk Manager and other members of its management team) to assist the Board in identifying and understanding the nature and extent of such risks and determining whether, and to what extent, such risks may be eliminated or mitigated. Although the risk management policies of USBAM and the other service providers are designed to be effective, those policies and their implementation vary among service providers and over time, and there is no guarantee that they will be effective. Not all risks that may affect the Target Funds can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are simply beyond any control of the Funds or USBAM, its affiliates or other service providers. If the Mergers are completed, the Board will continue its role in risk oversight of the Acquiring Fund, but the day-to-day risk management of the Acquiring Fund will reside with Nuveen Fund Advisors and the other service providers to the Acquiring Fund.

Standing Committees

The Board currently has two standing committees: an Audit Committee and a Governance Committee.

The purposes of the Audit Committee are (1) to oversee each Fund’s accounting and financial reporting policies and practices, their internal controls and, as appropriate, the internal controls of certain service providers; (2) to oversee the quality of each Fund’s financial statements and the independent audit thereof; (3) to oversee the valuation of the securities held by each Fund; (4) to assist Board oversight of each Fund’s compliance with legal and regulatory requirements; and (5) to act as a liaison between each Fund’s independent auditors and the full Board. The Audit Committee, together with the Board, has the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the outside auditor (or to nominate the outside auditor to be proposed for shareholder approval in any proxy statement). The Audit Committee has adopted a written charter setting forth, among other things, requirements with respect to the composition of the Committee, the purposes of the Committee, and the Committee’s duties and powers. The Audit Committee currently consists of Mr. Gibson (chair), Mr. Kayser, Mr. Kedrowski, Mr. Riederer and Mr. Wade. The Board has determined that each member of the Audit Committee is “independent” within the meaning of New York Stock Exchange and NYSE MKT listing standards and is not an “interested person” as defined in the 1940 Act. The Board has designated Mr. Kayser, Mr. Riederer and Mr. Kedrowski as Audit Committee financial experts. The Audit Committee met five times during the fiscal year ended August 31, 2013.

The Governance Committee of the Board is responsible for nominating board members and making recommendations to the Board concerning Board composition, committee structure and governance, board member education and governance practices. The members of the Governance Committee are Mr. Riederer (Chair), Mr. Gibson, Mr. Kayser, Mr. Kedrowski and Mr. Wade. The Board has determined that each member of the Governance Committee is “independent” within the meaning of New York Stock Exchange and NYSE MKT listing standards and is not an “interested person” as defined in the 1940 Act. The Governance Committee met four times during the fiscal year ended August 31, 2013.

Board Diversification and Board Member Qualifications

The Board has determined that each of its Board Members should continue to serve as such based on several factors (none of which alone is decisive). Each Board Member has served in his role as Board Member of each Target Fund since the dates noted in the “Board Nominees/Board Members” set forth under “Proposal 2: The Election of Board Members” in the Joint Proxy Statement/Prospectus and as a Board Member of the Acquiring Fund since its date of organization. Because of this experience, each Board Member is knowledgeable regarding the Funds’ business and service provider arrangements. In addition, each Board Member has served for a number of years as a director of other funds in the First American Fund Complex, as indicated in the “Independent Board Member” table referred to above. Among the factors the Board considered when concluding that an individual should serve on the Board were the following: (i) the individual’s business and professional experience and accomplishments; (ii) the individual’s ability to work effectively with other members of the Board; (iii) the individual’s prior experience, if any, serving on the boards of public companies and other complex enterprises and organizations; and (iv) how the individual’s skills, experiences and attributes would contribute to an appropriate mix of relevant skills, diversity and experience on the Board. The Board believes that, collectively, its Board Members have balanced and diverse qualifications, skills, experiences and attributes, which allow the Board to operate effectively in governing the Funds and protecting the interests of shareholders. Information about the specific qualifications, skills, experiences and attributes of each Board Member, which in each case contributed to the Board’s conclusion that the Board Member should serve (or continue to serve) as a Board Member of the Acquiring Fund, is provided in the “Independent Board Member” table in the Joint Proxy Statement/Prospectus.

Board Member Compensation

The First American Fund Complex currently pays Board Members who are not paid employees or affiliates of any fund in the Fund Complex an annual retainer of $160,000 ($265,000 in the case of the Chair). The Audit Committee Chair and Governance Committee Chair each receive an additional annual retainer of $15,000.

Board Members also receive $3,500 per day when traveling out of town on First American Fund Complex business that does not involve a Board or committee meeting. In addition, Board Members are reimbursed for their out-of-pocket expenses in traveling from their primary or secondary residence to Board and committee meetings, on First American Fund Complex business and to attend mutual fund industry conferences or seminars. Currently, the amounts specified above are allocated evenly among the funds in the First American Fund Complex. If the Mergers are consummated, amounts for compensation and reimbursements will be allocated one-half to the open-end funds and one-half to the closed-end funds in the First American Fund Complex, and further allocated among the closed-end funds pro rata by assets.

The following table sets forth the compensation received by each Board Member from each Target Fund for its most recent fiscal year, as well as the total compensation received by each such Board Member from the First American Fund Complex for the fiscal year ended August 31, 2013. Also included in the table below is the estimated compensation to be paid to each Board Member by the Acquiring Fund for a full fiscal year.

Name of Board Member	Aggregate Compensation from Strategic Income Portfolio	Aggregate Compensation from Strategic Income Portfolio II	Aggregate Compensation from Strategic Income Portfolio III	Aggregate Compensation from Select Portfolio	Estimated Compensation from Acquiring Fund	Total Compensation from First American Fund Complex Paid to Board Members(1)
Roger A. Gibson	$12,500	$12,500	$12,500	$12,500	$52,993	$162,500
John P. Kayser	11,429	11,429	11,429	11,429	48,451	148,571
Leonard W. Kedrowski	18,929	18,929	18,929	18,929	80,248	246,071
Richard K. Riederer	11,429	11,429	11,429	11,429	48,451	148,571
James M. Wade	12,500	12,500	12,500	12,500	52,993	162,500

(1)	The First American Fund Complex consists of six open-end funds (which are portfolios of two investment companies) and eight closed-end funds, totaling 14 funds, managed by USBAM, including the Target Funds. Total compensation reflected does not include the portion of the annual retainer and any additional annual retainer attributable to one of the open-end funds, which is paid to Board Members by USBAM.

Board Member Shareholdings

The following table discloses the dollar range of equity securities beneficially owned by each Board Member (i) in the Target Funds; (ii) on an aggregate basis in all funds in the First American Fund Complex and (iii) on an aggregate basis in all funds in the Nuveen Fund Complex. Because the Acquiring Fund has not commenced investment operations as of the date of this SAI, no Board Member holds shares of the Acquiring Fund.

Name of Board Member	Dollar Range of Equity Securities in the Target Funds(1)	Aggregate Dollar Range of Equity Securities in the First American Fund Complex(1)	Aggregate Dollar Range of Equity Securities in the Nuveen Fund Complex(1)
Roger A. Gibson	Select Portfolio: $10,001-$50,000	$10,001-$50,000	None
John P. Kayser	None	$10,001-$50,000	Over $100,000
Leonard W. Kedrowski	Strategic Portfolio: $10,001-$50,000 Strategic Portfolio II: $50,001-$100,000 Strategic Portfolio III: $10,001-$50,000	Over $100,000	Over $100,000
Richard K. Riederer	None	None	Over $100,000
James M. Wade	None	$1-$10,000	Over $100,000

(1)	The dollar range disclosed is based on the value of the securities as of March 31, 2014.

To the knowledge of the Target Funds, as of March 31, 2014, the officers and Board Members of each Target Fund as a group beneficially owned less than 1% of each class of the outstanding shares of each Target Fund.

INVESTMENT ADVISER AND SUB-ADVISER

Investment Adviser

Pursuant to the USBAM Advisory Agreements, USBAM currently serves as the investment adviser to each of the Target Funds. USBAM manages the Target Funds’ assets and furnishes related office facilities, equipment, research, and personnel. USBAM is located at 800 Nicollet Mall, Minneapolis, Minnesota 55402. USBAM is a wholly-owned subsidiary of U.S. Bank National Association (“U.S. Bank”), the nation’s fifth largest commercial bank. U.S. Bank is, in turn, a wholly-owned subsidiary of U.S. Bancorp, which is a regional multi-state bank holding company headquartered in Minneapolis, Minnesota. U.S. Bancorp provides a wide range of financial services for consumers, businesses, government entities and other financial institutions. At March 31, 2014, USBAM had assets under management of more than $52 billion.

The total dollar amounts paid to USBAM by each Target Fund under each Target Fund’s USBAM Advisory Agreement for the last three fiscal years are as follows:

Fund	8/31/2013	8/31/2012	8/31/2011
Strategic Income Portfolio
Gross Advisory Fees	$279,726	$306,453	$288,046
Waiver	—	—	—

Net Advisory Fees	$279,726	$306,453	$288,046

Strategic Income Portfolio II
Gross Advisory Fees	$839,398	$837,034	$835,662
Waiver	—	—	—

Net Advisory Fees	$839,398	$837,034	$835,662

Strategic Income Portfolio III
Gross Advisory Fees	$977,752	$905,269	$845,794
Waiver	—	—	—

Net Advisory Fees	$977,752	$905,269	$845,794

Select Portfolio
Gross Advisory Fees	$639,223	$618,777	$629,331
Waiver	—	—	—

Net Advisory Fees	$639,223	$618,777	$629,331

Pursuant to the USBAM Administration Agreements, USBAM also currently serves as the administrator to each of the Target Funds. Pursuant to the USBAM Sub-Administration Agreements, Nuveen Fund Advisors currently serves as the sub-administrator to each of the Target Funds.

The total dollar amounts paid to USBAM by each Target Fund under each Target Fund’s USBAM Administration Agreement for the last three fiscal years, and the total dollar amounts paid to Nuveen Fund Advisors by USBAM under each Target Fund’s USBAM Sub-Administration Agreement, are as follows:

Fund	8/31/2013	8/31/2012	8/31/2011
Strategic Income Portfolio
Administration Fees	$132,162	$133,676	$136,382
Sub-Administration Fees	$53,012	$53,472	$35,695

Strategic Income Portfolio II
Administration Fees	$401,076	$395,123	$421,620
Sub-Administration Fees	$160,425	$158,260	$110,810

Strategic Income Portfolio III
Administration Fees	$430,841	$433,721	$469,280
Sub-Administration Fees	$172,800	$173,724	$123,445

Select Portfolio
Administration Fees	$319,612	$309,388	$314,665
Sub-Administration Fees	$127,847	$123,921	$83,466

After the closing of the Mergers, Nuveen Fund Advisors will serve as the investment adviser to the Acquiring Fund pursuant to the Acquiring Fund Management Agreement between the Acquiring Fund and Nuveen Fund Advisors. Nuveen Fund Advisors will be responsible for managing the Acquiring Fund’s overall investment strategy, monitoring the performance of the Acquiring Fund’s sub-adviser and overseeing the Acquiring Fund’s use of leverage. Nuveen Fund Advisors also will be responsible for managing the Acquiring Fund’s business affairs and providing certain clerical, bookkeeping and other administrative services to the Acquiring Fund. Nuveen Fund Advisors is located at 333 West Wacker Drive, Chicago, Illinois 60606. Nuveen Fund Advisors, a registered investment adviser, is a wholly-owned subsidiary of Nuveen Investments, Inc. Founded in 1898, Nuveen Investments and its affiliates had approximately $224.6 billion in assets under management as of March 31, 2014. Nuveen Investments is a wholly-owned subsidiary of Windy City Investments, Inc. (“Windy City”), a corporation formed by an investor group led by Madison Dearborn Partners, LLP (“MDP”), a private equity firm based on Chicago, Illinois. Windy City is controlled by MDP on behalf of the Madison Dearborn Capital Partner V funds.

On April 14, 2014, TIAA-CREF entered into a Purchase and Sale Agreement to acquire Nuveen Investments from the investor group led by MDP. TIAA-CREF is a national financial services organization with approximately $569 billion in assets under management, as of March 31, 2014, and is the leading provider of retirement services in the academic, research, medical and cultural fields. If the Transaction is completed, Nuveen Investments will become a wholly-owned subsidiary of TIAA-CREF. Nuveen Investments will operate as a separate subsidiary within TIAA-CREF’s asset management business. Nuveen Investments’ current leadership and key investment teams are expected to stay in place. See “Proposal 2: Approval of New Sub-Advisory Agreements” in the Joint Proxy Statement/Prospectus.

The Acquiring Fund has not commenced investment operations as of the date of this SAI. Accordingly the Acquiring Fund has paid no fees to Nuveen Fund Advisors pursuant to the Acquiring Fund Management Agreement.

Sub-Adviser

Pursuant to the USBAM Sub-Advisory Agreements I between USBAM and Nuveen Asset Management, Nuveen Asset Management currently serves as a sub-adviser to each Target Fund, and pursuant to the USBAM Sub-Advisory Agreements II between USBAM and Nuveen Fund Advisors, Nuveen Fund Advisors currently serves as a sub-adviser to each Target Fund. Nuveen Asset Management’s current investment sub-advisory responsibilities include making investment decisions, placing purchase and sale orders for portfolio transactions in a Target Fund and employing professional portfolio managers and securities analysts to provide research services relating to a Fund. As noted above, as part of its current investment sub-advisory responsibilities, Nuveen Fund Advisors assists in the supervision of each Target Fund’s investment program, manages risks and leverage, provides assistance in connection with determining dividends and distributions, provides tax advice and assists in the pricing of Target Fund securities. USBAM currently compensates Nuveen Fund Advisors and Nuveen Asset Management for their services out of the investment management fees paid by each Target Fund to USBAM. Nuveen Fund Advisors and Nuveen Asset Management are not compensated by the Target Funds directly.

The total dollar amounts paid to Nuveen Asset Management by USBAM under each Target Fund’s USBAM Sub-Advisory Agreement I for the last three fiscal years are as follows:

Fund	8/31/2013	8/31/2012	8/31/2011
Strategic Income Portfolio
Gross Sub-Advisory Fees	$168,816	$186,574	$114,771
Waiver	—	—	—

Net Sub-Advisory Fees	$168,816	$186,574	$114,771

Strategic Income Portfolio II
Gross Sub-Advisory Fees	$506,117	$505,550	$323,849
Waiver	—	—	—

Net Sub-Advisory Fees	$506,117	$505,550	$323,849

Strategic Income Portfolio III
Gross Sub-Advisory Fees	$594,209	$545,918	$337,943
Waiver	—	—	—

Net Sub-Advisory Fees	$594,209	$545,918	$337,943

Select Portfolio
Gross Sub-Advisory Fees	$383,542	$371,762	$250,399
Waiver	—	—	—

Net Sub-Advisory Fees	$383,542	$371,762	$250,399

The total dollar amounts paid to Nuveen Fund Advisors by USBAM under each Target Fund’s USBAM Sub-Advisory Agreement II for the last three fiscal years are as follows:

Fund	8/31/2013	8/31/2012	8/31/2011
Strategic Income Portfolio
Gross Sub-Advisory Fees	$57,902	$66,551	$39,538
Waiver	—	—	—

Net Sub-Advisory Fees	$57,902	$66,551	$39,538

Strategic Income Portfolio II
Gross Sub-Advisory Fees	$172,846	$173,645	$106,520
Waiver	—	—	—

Net Sub-Advisory Fees	$172,846	$173,645	$106,520

Strategic Income Portfolio III
Gross Sub-Advisory Fees	$210,705	$186,097	$107,249
Waiver	—	—	—

Net Sub-Advisory Fees	$210,705	$186,097	$107,249

Select Portfolio
Gross Sub-Advisory Fees	$127,847	$123,921	$83,466
Waiver	—	—	—

Net Sub-Advisory Fees	$127,847	$123,921	$83,466

The services to be provided by Nuveen Asset Management under the Acquiring Fund Sub-Advisory Agreement will be substantially similar to those currently provided by Nuveen Asset Management under the USBAM Sub-Advisory Agreement I. However, the terms of the sub-advisory agreements differ, primarily with respect to Nuveen Asset Management’s compensation. Under the Acquiring Fund Sub-Advisory Agreement, Nuveen Fund Advisors will compensate Nuveen Asset Management for its services out of the investment management fees paid by the Fund to Nuveen Fund Advisors. Nuveen Asset Management will not be compensated by the Acquiring Fund directly.

PORTFOLIO MANAGERS

Unless otherwise indicated, the information below is provided as of the date of this SAI.

Portfolio Management.    The Target Funds’ sub-adviser, Nuveen Asset Management, employs three portfolio managers, John G. Wenker, David Yale and Jason J. O’Brien, CFA, who serve as co-portfolio managers to each Target Fund and are responsible for the day-to-day management of each Target Fund’s investment strategy.

As the Acquiring Fund’s sub-adviser, Nuveen Asset Management, will be responsible for the investment of the Acquiring Fund’s Managed Assets. In addition to Messrs. Wenker, Yale and O’Brien, Jay L. Rosenberg and Jeffrey T. Schmitz also will serve as the Acquiring Fund’s portfolio managers. Collectively, Messrs. Wenker, Yale, O’Brien, Rosenberg and Schmitz and will be responsible for the day-to-day management of the Acquiring Fund’s investment strategy.

Messrs. Wenker, Yale, O’Brien, Rosenberg and Schmitz are primarily responsible for the day-to-day portfolio management of the following accounts, in addition to serving in their roles as portfolio managers described above. Information is provided as of [—], 2014, unless otherwise indicated:

Portfolio Manager	Type of Account Managed	Total Number of Accounts	Total Assets of All Accounts(1)
John G. Wenker	Registered Investment Company	7	$6.0 billion
	Other Pooled Investment Vehicles	6	$970.3 million
	Other Accounts	9	$431.0 million

David A. Yale	Registered Investment Company	2	$376.0 million
	Other Pooled Investment Vehicles	0	$0
	Other Accounts	0	$0

Jason J. O’Brien	Registered Investment Company	4	$891.4 million
	Other Pooled Investment Vehicles	0	$0
	Other Accounts	11	$340.0 million

Jay L. Rosenberg	Registered Investment Company	6	$6.0 billion
	Other Pooled Investment Vehicles	6	$970.3 million
	Other Accounts	9	$431.0 million

Jeffrey T. Schmitz	Registered Investment Company	3	$1.25 billion
	Other Pooled Investment Vehicles	0	$0
	Other Accounts	0	$0

(1)	None of the assets in these accounts are subject to an advisory fee based on performance.

Portfolio Manager Compensation

Portfolio manager compensation consists primarily of base pay, an annual cash bonus and long term incentive payments.

Base Pay.    Base pay is determined based upon an analysis of the portfolio manager’s general performance, experience, and market levels of base pay for such position.

Annual Cash Bonus.    The Funds’ portfolio managers are eligible for an annual cash bonus based on investment performance, qualitative evaluation and financial performance of Nuveen Asset Management.

A portion of each portfolio manager’s annual cash bonus is based on the Fund’s investment performance, generally measured over the past one-, three- or five-year periods unless the portfolio manager’s tenure is shorter. Investment performance for the Fund generally is determined by evaluating the Fund’s performance relative to its benchmark(s) and/or Lipper industry peer group.

A portion of the cash bonus is based on a qualitative evaluation made by each portfolio manager’s supervisor taking into consideration a number of factors, including the portfolio manager’s team collaboration, expense management, support of personnel responsible for asset growth, and his or her compliance with Nuveen Asset Management’s policies and procedures.

The final factor influencing a portfolio manager’s cash bonus is the financial performance of Nuveen Asset Management based on its operating earnings.

Long-Term Incentive Compensation.    Certain key employees of Nuveen Investments and its affiliates, including certain portfolio managers, have received equity interests in the parent company of Nuveen Investments. In addition, certain key employees of Nuveen Asset Management, including certain portfolio managers, have received profits interests in Nuveen Asset Management which entitle their holders to participate in the firm’s growth over time.

Conflicts of Interest.    Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Beneficial Ownership of Securities.    The following table sets forth, for each of the Target Funds’ portfolio managers, the dollar range of shares owned in the Target Funds as of March 31, 2014.

Portfolio Manager	Dollar Range of Shares Owned of Strategic Income Portfolio	Dollar Range of Shares Owned of Strategic Income Portfolio II	Dollar Range of Shares Owned of Strategic Income Portfolio III	Dollar Range of Shares Owned of Select Portfolio Owned
John G. Wenker	$10,001-$50,000	$10,001-$50,000	$50,001-$100,000	$1-$10,000
David A. Yale	None	None	None	None
Jason J. O’Brien	None	None	None	None

The Acquiring Fund is new, and therefore no portfolio manager beneficially owns any securities of the Acquiring Fund.

Unless earlier terminated as described below, the Target Funds’ USBAM Advisory Agreements with USBAM will remain in effect until June 30, 2014 (or until the earlier of the closing of the Transaction and the closing of the Mergers), and the Acquiring Fund’s Acquiring Fund Management Agreement with Nuveen Fund Advisors and Acquiring Fund Sub-Advisory Agreement with Nuveen Asset Management will remain in effect until June 30, 2014 (or, if the closing of the Mergers takes place before the closing of the Transaction, until the closing of the Transaction). Each Fund’s management agreement and sub-advisory agreement(s) continues in effect from year to year so long as such continuation is approved at least annually by (1) the Board or the vote of a majority of the outstanding voting securities of each Fund and (2) a majority of the trustees who are not interested persons of any party to the management agreement, cast in person at a meeting called for the purpose of voting on such approval. The management agreements may be terminated at any time, without penalty, by either the Fund or the investment adviser upon 60 days’ written notice, and they are automatically terminated in the event of their assignment as defined in the 1940 Act.

CODES OF ETHICS

Each Target Fund, USBAM and other related entities have adopted codes of ethics under Rule 17j-1 under the 1940 Act that essentially prohibit certain of their personnel from engaging in personal investments that compete or interfere with, or attempt to take advantage of a client’s, including the Target Funds’, anticipated or actual portfolio transactions, and are designed to assure that the interests of clients, including each Target Fund’s shareholders, are placed before the interests of personnel in connection with their own personal investments. Personnel subject to a code of ethics may invest in securities for their own accounts, including securities that may be purchased or held by the Target Funds, but only so long as such investments are made in accordance with a code’s requirements. Each Target Fund and USBAM will furnish, without charge, a copy of its code of ethics upon request by calling (800) 677-3863.

The Acquiring Fund, Nuveen Fund Advisors, Nuveen Asset Management, Nuveen Investments and other related entities have adopted codes of ethics under Rule 17j-1 under the 1940 Act that essentially prohibit certain of their personnel, including the Fund’s portfolio managers, from engaging in personal investments that compete or interfere with, or attempt to take advantage of a client’s, including the Acquiring Fund’s, anticipated or actual portfolio transactions, and are designed to assure that the interests of clients, including Acquiring Fund shareholders, are placed before the interests of personnel in connection with personal investment transactions. Personnel subject to a code of ethics may invest in securities for their personnel investment accounts, including securities that may be purchased or held by the Acquiring Fund, but only so long as such investments are made in accordance with a code’s requirements. Text-only versions of the codes of ethics of the Acquiring Fund, Nuveen Fund Advisors and Nuveen Asset Management can be viewed online or downloaded from the EDGAR Database on the SEC’s internet web site at www.sec.gov. You may also review and copy those documents by visiting the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. In addition, copies of those codes of ethics may be obtained, after mailing the appropriate duplicating fee, by writing to the SEC’s Public Reference Section, 100 F Street, N.E., Washington, DC 20549-0102 or by e-mail request at publicinfo@sec.gov.

PROXY VOTING POLICIES AND PROCEDURES

USBAM is responsible for oversight of Nuveen Asset Management’s proxy voting activities with respect to the Target Funds. Nuveen Fund Advisors has delegated to Nuveen Asset Management the authority to vote all proxies relating to the Acquiring Fund’s portfolio securities pursuant to its proxy voting policies and procedures. The Target Funds’ and Nuveen Asset Management’s proxy voting policies and procedures are included at Appendix B.

Information regarding how each Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 will be available without charge by calling (800) 257-8787 or by accessing the SEC’s website at http://www.sec.gov.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the supervision of the Board, Nuveen Asset Management is responsible for decisions to buy and sell securities for each Fund, the negotiation of the prices to be paid for principal trades and the allocation of transactions among various dealer firms. Transactions on stock exchanges involve the payment by the Fund of brokerage commissions. There generally is no stated commission in the case of securities traded in the OTC market, but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In certain instances, the Fund may make purchases of underwritten issues at prices which include underwriting fees.

In selecting a broker-dealer to execute securities transactions, Nuveen Asset Management considers the full range and quality of a broker-dealer’s services including, among other things: the value, nature and quality of any brokerage and research products and services; execution capability; commission rate; financial responsibility (including willingness to commit capital); the likelihood of price improvement; the speed of execution and likelihood of execution for limit orders; the ability to minimize market impact; the maintenance of the confidentiality of orders; and responsiveness of the broker-dealer. The determinative factor is not the lowest possible commission cost but whether the transaction represents the best qualitative execution for the Fund. Subject to the satisfaction of its obligation to seek best execution, another factor considered by Nuveen Asset Management in selecting a broker-dealer may include the broker-dealer’s access to initial public offerings.

For certain transactions, Nuveen Asset Management may cause a Fund to pay a broker-dealer a commission higher than that which another broker-dealer might have charged for effecting the same transaction (a practice commonly referred to as “paying up”). Nuveen Asset Management may cause the Fund to pay up in recognition of the value of the brokerage and research products and services provided by the broker-dealer. The broker-dealer may directly provide such products or services to the Fund or purchase them from a third party for the Fund. In such cases, Nuveen Asset Management is in effect paying for the brokerage and research products and services with client commissions—so-called “soft dollars.” Nuveen Asset Management will only cause the Fund to pay up if Nuveen Asset Management, subject to its overall duty to seek best execution, determine in good faith that the amount of such commission is reasonable in relation to the value of the brokerage and research products and services provided by such broker-dealer, viewed in terms of either that particular transaction or the overall responsibilities of Nuveen Asset Management with respect to the managing of its accounts.

The types of research products and services Nuveen Asset Management receives include economic analysis and forecasts, financial market analysis and forecasts, industry and company specific analysis, performance monitoring, interest rate forecasts, arbitrage relative valuation analysis of various debt securities, analysis of U.S. Treasury securities, research-dedicated computer software and related consulting services and other services that assist in the investment decision making process. Research products and services are received primarily in the form of written reports, computer-generated services, telephone contacts and personal meetings with security analysts. Research services may also be provided in the form of meetings arranged by broker-dealers with corporate management teams and spokespersons, as well as industry spokespersons.

The brokerage and research products and services Nuveen Asset Management receives from broker-dealers supplement Nuveen Asset Management’s own normal research activities. As a practical matter, Nuveen Asset Management could not, on its own, generate all of the research that broker-dealers provide without materially increasing expenses. The brokerage and research products and services Nuveen Asset Management receives from broker-dealers may be put to a variety of uses and may be provided as part of a product that bundles research and brokerage products with other products into one package as further described below. Nuveen Asset Management reduces its expenses through its use of soft dollars.

As a general matter, the brokerage and research products and services Nuveen Asset Management receives from broker-dealers are used to service all of Nuveen Asset Management’s accounts, including the Fund. However, any particular brokerage and research product or service may not be used to service each and every account, and may not benefit the particular accounts that generated the brokerage commissions. For example, equity commissions are used for brokerage and research products and services utilized in managing fixed income accounts.

Nuveen Asset Management receives brokerage or research products or services that it also uses for business purposes unrelated to brokerage or research. For example, certain brokerage services are provided as a part of a product that bundles many separate and distinct brokerage, execution, investment management, custodial and recordkeeping services into one package. Market data services are a specific example of mixed use services that Nuveen Asset Management might acquire because certain employees of Nuveen Asset Management may use such services for marketing or administrative purposes while others use them for research purposes. The acquisition of mixed use products and services causes a conflict of interest for Nuveen Asset Management, in that, clients pay up for this type of brokerage or research product or service while the product or service also directly benefits Nuveen Asset Management. For this reason, and in accordance with general SEC guidance, Nuveen Asset Management makes a good faith effort to determine what percentage of the product or service is used for non-brokerage or research purposes and pay cash (“hard dollars”) for such percentage of the total cost. To ensure that its practices are consistent with its fiduciary responsibilities to its clients and to address this conflict, Nuveen Asset Management makes all determinations with regard to whether mixed use items may be acquired and, if so, what the appropriate allocations are between soft dollar and hard dollar payments for such products and services. These determinations themselves represent a conflict of interest as Nuveen Asset Management has a financial incentive to allocate a greater proportion of the cost of mixed use products to soft dollars.

The Fund’s portfolio transactions involve payment of a brokerage commission. In some cases, transactions are with dealers or issuers who act as principal for their own accounts and not as brokers. Transactions effected on a principal basis, other than certain transactions effected on a so-called riskless principal basis, are made without the payment of brokerage commissions but at net prices which usually include a spread or markup. In effecting transactions in OTC securities, the Fund typically deals with market makers unless it appears that better price and execution are available elsewhere.

It is expected that the Acquiring Fund will purchase most foreign equity securities in the OTC markets or stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located if that is the best available market. The commission paid in connection with foreign stock transactions may be higher than negotiated commissions on U.S. transactions. There generally is less governmental supervision and regulation of foreign stock exchanges than in the United States. Foreign securities settlements may in some instances be subject to delays and related administrative uncertainties.

Foreign equity securities may be held in the form of depositary receipts or securities convertible into foreign equity securities. Depositary receipts may be listed on stock exchanges or traded in the OTC markets in the United States or overseas. The foreign and domestic debt securities in which the Fund may invest are generally traded in the OTC markets.

The Funds do not effect any brokerage transactions in their portfolio securities with any broker or dealer affiliated directly or indirectly with Nuveen Fund Advisors or Nuveen Asset Management unless such transactions, including the frequency thereof, the receipt of commission payable in connection therewith, and the selection of the affiliated broker or dealer effecting such transactions are not unfair or unreasonable to the Fund shareholders, as determined by the Board. Any transactions with an affiliated broker or dealer must be on terms that are both at least as favorable to the Fund as the Fund can obtain elsewhere and at least as favorable as such affiliated broker or dealer normally gives to others.

When two or more clients of Nuveen Asset Management are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in a manner considered by Nuveen Asset Management to be equitable to each client. In some cases, this system could have a detrimental effect on the price or volume of the security as far as each client is concerned. In other cases, however, the ability of the clients to participate in volume transactions may produce better executions for each client.

REPURCHASE OF FUND SHARES; CONVERSION TO OPEN-END FUND

The Acquiring Fund is a closed-end investment company, and as such its shareholders will not have the right to cause the Acquiring Fund to redeem their shares. Instead, the Acquiring Fund’s common shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than net asset value, the Acquiring Fund’s Board has currently determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount to net asset value in respect of common shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at net asset value, or the conversion of the Acquiring Fund to an open-end investment company. There can be no assurance, however, that the Board will decide to take any of these actions, or that share repurchases or tender offers, if undertaken, will reduce market discount.

Subject to its investment limitations, the Acquiring Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Acquiring Fund in anticipation of share repurchases or tenders will reduce the Acquiring Fund’s net income. Any share repurchase, tender offer or borrowing that might be approved by the Board would have to comply with the Exchange Act and the 1940 Act and the rules and regulations thereunder.

Although the decision to take action in response to a discount to net asset value will be made by the Board at the time it considers such issue, it is the Board’s present policy, which may be changed by the Board, not to authorize repurchases of common shares or a tender offer for such shares if (1) such transactions, if consummated, would (a) result in the delisting of the common shares from the NYSE, the NYSE MKT or elsewhere, or (b) impair the Acquiring Fund’s status as a regulated investment company under the Code (which would make the Acquiring Fund a taxable entity, causing the Acquiring Fund’s taxable income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Acquiring Fund) or as a registered closed-end investment company under the 1940 Act; (2) the Acquiring Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Acquiring Fund’s investment objectives and policies in order to repurchase shares; or (3) there is, in the Board’s judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Acquiring Fund, (b) general suspension of or limitation on prices for trading securities on the NYSE, the NYSE MKT or elsewhere, (c) declaration of a banking moratorium by federal or state authorities or any suspension of payment by United States or state banks in which the Acquiring Fund invests, (d) material limitation affecting the Acquiring Fund or the issuers of its portfolio securities by federal or state authorities on the extension of credit by lending institutions or on the exchange of non-U.S. currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States, or (f) other event or condition that would have a material adverse effect (including any adverse tax effect) on the Acquiring Fund or its shareholders if shares were repurchased. The Board may in the future modify these conditions in light of experience.

The repurchase by the Acquiring Fund of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tenders at or below net asset value will result in the Acquiring Fund’s shares trading at a price equal to their net asset value. Nevertheless, the fact that the Acquiring Fund’s shares may be the subject of repurchase or tender offers at net asset value from time to time, or that the Acquiring Fund may be converted to an open-end investment company, may reduce any spread between market price and net asset value that might otherwise exist.

In addition, a purchase by the Acquiring Fund of its common shares will decrease the Acquiring Fund’s total assets, which would likely have the effect of increasing the Acquiring Fund’s expense ratio.

Conversion to an open-end company would require the approval of the holders of at least two-thirds of the Acquiring Fund’s common and preferred shares, voting as a single class, and approval of the holders of at least two-thirds of the Acquiring Fund’s preferred shares, if any, voting together as a single class, unless the conversion has been approved by the requisite vote of the Board Members, in which case a majority vote of the requisite holders would be required. See the Joint Proxy Statement/Prospectus under “Certain Provisions in the Acquiring Fund’s Declaration of Trust and By-Laws” for a discussion of voting requirements applicable to conversion of the Acquiring Fund to an open-end investment company. If the Acquiring Fund converted to an open-end investment company, the Acquiring Fund’s common shares would no longer be listed on the NYSE, the NYSE MKT or elsewhere, and the Acquiring Fund’s preferred shares, if any, would no longer be outstanding. In contrast to a closed-end investment company, shareholders of an open-end investment company may require the company to redeem their shares on any business day (except in certain circumstances as authorized by or under the 1940 Act or rules thereunder) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end investment companies typically engage in a continuous offering of their shares. Open-end investment companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. The Board may at any time propose conversion of the Acquiring Fund to an open-end investment company depending upon its judgment as to the advisability of such action in light of circumstances then prevailing.

Before deciding whether to take any action if the Acquiring Fund’s common shares trade below net asset value, the Board would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Acquiring Fund’s portfolio, the impact of any action that might be taken on the Acquiring Fund or its shareholders, and market considerations. Based on these considerations, even if the Acquiring Fund’s shares should trade at a discount, the Board may determine that, in the interest of the Acquiring Fund, no action should be taken.

FEDERAL INCOME TAX MATTERS

The following is a general summary of certain U.S. federal income tax consequences that may be relevant to a shareholder that acquires, holds and/or disposes of shares of a Fund. This discussion only addresses U.S. federal income tax consequences to U.S. shareholders who hold their shares as capital assets and does not address all of the U.S. federal income tax consequences that may be relevant to particular shareholders in light of their individual circumstances. This discussion also does not address the tax consequences to shareholders who are subject to special rules, including, without limitation, shareholders with large positions in a Fund, financial institutions, insurance companies, dealers in securities or foreign currencies, foreign holders, persons who hold their shares as or in a hedge against currency risk, a constructive sale, or conversion transaction, holders who are subject to the alternative minimum tax, or tax-exempt or tax-deferred plans, accounts, or entities. In addition, the discussion does not address any state, local, or foreign tax consequences. The discussion reflects applicable tax laws of the United States as of the date of this Statement of Additional Information, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue

Service (the “IRS”) retroactively or prospectively. No attempt is made to present a detailed explanation of all U.S. federal income tax concerns affecting a Fund and its shareholders, and the discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers to determine the specific tax consequences to them of investing in a Fund, including the applicable federal, state, local and foreign tax consequences to them and the effect of possible changes in tax laws.

The Acquiring Fund intends to elect, and each Target Fund has elected, to be treated, and each Fund intends to qualify each year, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1982, as amended (the “Code”). To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, each Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or non-U.S. currencies, other income derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in “qualified publicly traded partnerships,” as defined in the Code; (b) diversify its holdings so that, at the end of each quarter of each taxable year, (i) at least 50% of the value of the Fund’s assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of a single issuer, or two or more issuers that the Fund controls and are engaged in the same, similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships; and (c) distribute each year an amount equal to or greater than the sum of 90% of its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and 90% of its net tax-exempt interest. The requirements for qualification as a regulated investment company may significantly limit the extent to which a Fund may invest in some investments, including certain commodity-linked investments.

If a Fund failed to qualify as a regulated investment company in any taxable year, the Fund would be taxed in the same manner as a regular corporation on its taxable income (even if such income were distributed to its shareholders) and distributions to shareholders would not be deductible by the Fund in computing its taxable income. Additionally, all distributions out of earnings and profits (including distributions from net capital gain and net tax-exempt interest) would be taxed to shareholders as ordinary dividend income. Such distributions generally would be eligible (i) to be treated as “qualified dividend income,” as discussed below in the case of noncorporate shareholders and (ii) for the dividends received deduction under Section 243 of the Code (the “Dividends Received Deduction”) in the case of corporate shareholders.

As a regulated investment company, each Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (determined without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to shareholders. Each Fund may retain for investment its net capital gain. However, if a Fund retains any net capital gain or any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If a Fund retains any net capital gain, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their share of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the federal income tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the basis of shares owned by a shareholder of a Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the federal income tax deemed paid by the shareholder under clause (ii) of the preceding sentence. Each Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid) and the net capital gain not otherwise retained by the Fund.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% federal excise tax. To prevent imposition of the excise tax, a Fund must distribute during each calendar year an amount at least equal to the sum of (1) 98% of its ordinary taxable income (not taking into account any capital gains or losses) for the calendar year, (2) 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (3) any ordinary taxable income and capital gains for previous years that were not distributed during those years and on which the Fund paid no U.S. federal income tax. To prevent application of the excise tax, each Fund intends to make its distributions in accordance with the calendar year distribution requirement.

A Fund may acquire debt securities that are market discount bonds. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond). If a Fund invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary taxable income to the extent of the accrued market discount unless the Fund elects to include the market discount in taxable income as it accrues.

If a Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, a Fund must distribute to shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including such accrued income, to avoid federal income and excise taxes. Therefore, a Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.

A Fund’s investment in lower-rated or unrated debt securities may present issues for the Fund if the issuers of these securities default on their obligations because the federal income tax consequences to a holder of such securities are not certain.

Certain investment practices of a Fund are subject to special provisions of the Code that, among other things, may defer the use of certain deductions or losses of the Fund, affect the holding period of securities held by the Fund and alter the character of the gains or losses realized by the Fund. These provisions may also require a Fund to recognize income or gain without receiving cash with which to make distributions in the amounts necessary to satisfy the requirements for maintaining regulated investment company status and for avoiding federal income and excise taxes. Each Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

A Fund’s investment in so-called “section 1256 contracts,” which include certain futures contracts as well as listed non-equity options written or purchased by a Fund on U.S. exchanges (including options on futures contracts, equity indices and debt securities), are subject to special federal income tax rules. All section 1256 contracts held by a Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were neither part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss (although certain foreign currency gains and losses from such contracts may be treated as ordinary in character), regardless of the period of time the positions were actually held by the Fund.

The application of certain requirements for qualification as a regulated investment company and the application of certain other federal income tax rules may be unclear in some respects in connection with investments in certain derivatives and other investments. As a result, a Fund may be required to limit the extent to which it invests in such investments and it is also possible that the IRS may not agree with a Fund’s treatment of such investments. In addition, the tax treatment of derivatives and certain other investments may be affected by future legislation, Treasury Regulations and guidance issued by the IRS (which could apply retroactively) that could affect the timing, character and amount of a Fund’s income and gains and distributions to shareholders, affect whether a Fund has made sufficient distributions and otherwise satisfied the requirements to maintain its qualification as a regulated investment company and avoid federal income and excise taxes or limit the extent to which a Fund may invest in certain derivatives and other investments in the future.

Generally, the character of the income or gain that a Fund receives from another investment company will pass through to the Fund’s shareholders as long as the Fund and the other investment company each qualify as regulated investment companies. However, to the extent that another investment company that qualifies as a regulated investment company realizes net losses on its investments for a given taxable year, a Fund will not be able to recognize its share of those losses until it disposes of shares of such investment company. Moreover, even when a Fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for federal income tax purposes as an ordinary deduction. In particular, a Fund will not be able to offset any capital losses from its dispositions of shares of other investment companies against its ordinary income. As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of net investment income and net capital gains that a Fund will be required to distribute to shareholders will be greater than such amounts would have been had the Fund invested directly in the securities held by the investment companies in which it invests, rather than investing in shares of the investment companies. For similar reasons, the character of distributions from a Fund (e.g., long-term capital gain, qualified dividend income, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the investment companies in which it invests.

Each Fund may invest to a limited degree in MLPs that are treated as qualified publicly traded partnerships for federal income tax purposes. Net income derived from an interest in a qualified publicly traded partnership is included in the sources of income from which a regulated investment company may derive 90% of its gross income. However, no more than 25% of the value of a regulated investment company’s total assets at the end of each fiscal quarter may be invested in securities of qualified publicly traded partnerships. If an MLP in which a Fund invests is taxed as a partnership for federal income tax purposes, the Fund will be taxable on its allocable share of the MLP’s income regardless of whether the Fund receives any distribution from the MLP. Thus, the Fund may be required to sell other securities in order to satisfy the distribution requirements to qualify as a regulated investment company and to avoid federal income and excise taxes. Distributions to a Fund from an MLP that is taxed as a partnership for federal income tax purposes will constitute a return of capital to the extent of the Fund’s basis in its interest in the MLP. If a Fund’s basis is reduced to zero, distributions will constitute capital gain for federal income tax purposes.

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues income or receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or pays such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain other instruments, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also may be treated as ordinary gain or loss. These gains and losses, referred to under the Code as “Section 988” gains or losses, may increase or decrease the amount of a Fund’s investment company taxable income to be distributed to its shareholders as ordinary income.

If a Fund receives an “excess distribution” with respect to the stock of a passive foreign investment company (“PFIC”), the Fund itself may be subject to federal income tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders. In general, a foreign corporation is classified as a PFIC for a taxable year if at least 50% of its assets constitute certain investment-type assets or 75% or more of its gross income is certain investment-type income.

Under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which a Fund held the PFIC stock. A Fund itself will be subject to U.S. federal income tax (including interest) on the portion, if any, of an excess distribution that is so allocated to prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC stock are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

Rather than being taxed on the PFIC income as discussed above, a Fund may be eligible to elect alternative tax treatment. Under an election that currently is available in certain circumstances, a Fund generally would be required to include in its gross income its share of the PFIC’s income and net capital gain annually, regardless of whether distributions are received from the PFIC in a given year. In addition, another election may be available that would involve marking to market a Fund’s PFIC shares at the end of each taxable year (and on certain other dates prescribed in the Code), with the result that unrealized gains are treated as though they were realized and treated as ordinary income or loss (subject to certain limitations). If this election were made, federal income tax at the Fund level under the PFIC rules would generally be eliminated, but a Fund could, in limited circumstances, incur nondeductible interest charges. Each Fund’s intention to qualify annually as a regulated investment company may limit its options with respect to PFIC shares.

Because the application of the PFIC rules may affect, among other things, the character of gains and the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, and may subject a Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to shareholders and that will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased as compared to a fund that did not invest in PFIC shares.

A Fund’s investments in REITs may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if a Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for federal income tax purposes. Investments in REIT equity securities also may require a Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. Dividends received by a Fund from a REIT will not qualify for the corporate Dividends Received Deduction and generally will not constitute qualified dividend income.

A Fund may invest in REITs that hold residual interests in real estate mortgage investment conduits (“REMICs”). Under a notice issued by the IRS, a portion of a Fund’s income from a REIT (or other pass-through entity) that is attributable to a residual interest in a REMIC (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events. The notice provides that excess inclusion income of a regulated investment company, such as the Funds, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly. In general, excess inclusion income allocated to shareholders (a) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (b) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a federal income tax return, to file a tax return and pay tax on such income, and (c) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (as defined by the Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations.

Except for distributions of qualified dividend income (discussed below), distributions to shareholders of net investment income received by a Fund and of net short-term capital gains realized by a Fund, if any, will be taxable to its shareholders as ordinary income. Distributions by a Fund of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), if any, are taxable as long-term capital gain, regardless of the length of time the shareholder has owned the shares with respect to which such distributions are made.

Distributions, if any, in excess of a Fund’s earnings and profits will first reduce the adjusted tax basis of a shareholder’s shares and, after that basis has been reduced to zero, will constitute capital gain to the shareholder (assuming the shares are held as a capital asset).

“Qualified dividend income” received by noncorporate shareholders is taxed for federal income tax purpose at rates equivalent to long-term capital gain tax rates, which reach a maximum of 20%.

Qualified dividend income generally includes dividends from domestic corporations and dividends from non-U.S. corporations that meet certain specified criteria. As long as a Fund qualifies as a regulated investment company under the Code, it is not expected that a significant part of its distributions to shareholders from its investments will qualify for the Dividends Received Deduction available to corporate shareholders or as qualified dividend income in the case of noncorporate shareholders.

Distributions are treated the same for federal income tax purposes whether reinvested in additional shares of a Fund or paid in cash.

If a Fund utilizes leverage through borrowings, or otherwise, asset coverage limitations imposed by the 1940 Act as well as additional restrictions that may be imposed by certain lenders on the payment of dividends or distributions potentially could limit or eliminate the Fund’s ability to make distributions on its common shares and/or preferred shares until the asset coverage is restored. These limitations could prevent a Fund from distributing at least 90% of its investment company taxable income as is required under the Code and therefore might jeopardize the Fund’s qualification as a regulated investment company and/or might subject the Fund to a nondeductible 4% federal excise tax. Upon any failure to meet the asset coverage requirements imposed by the 1940 Act, a Fund may, in its sole discretion and to the extent permitted under the 1940 Act, purchase or redeem preferred shares, if any, in order to maintain or restore the requisite asset coverage and avoid the adverse consequences to the Fund and its shareholders of failing to meet the distribution requirements. There can be no assurance, however, that any such action would achieve these objectives. Each Fund endeavors to avoid restrictions on its ability to distribute dividends.

Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in one of those months and paid during the following January, will be treated as having been distributed by a Fund (and received by the shareholders) on December 31 of the year declared.

The redemption, sale or exchange of shares of a Fund normally will result in capital gain or loss to shareholders who hold their shares as capital assets. Generally, a shareholder’s gain or loss will be long-term capital gain or loss if the shares have been held for more than one year. The gain or loss on shares held for one year or less will generally be treated as short-term capital gain or loss. Present law taxes both long-term and short-term capital gains of corporations at the same rates applicable to ordinary income. For non-corporate taxpayers, however, long-term capital gains are currently taxed at a maximum federal income tax rate of 20%, while short-term capital gains and other ordinary income are currently taxed at ordinary income rates. If a shareholder sells or otherwise disposes of shares before holding them for more than six months, any loss on the sale or disposition will be treated as a long-term capital loss to the extent of any net capital gain dividends received by the shareholder with respect to such shares. Any loss realized on a sale or exchange of shares of a Fund will be disallowed to the extent those shares of the Fund are replaced by other substantially identical shares of the Fund or other substantially identical stock or securities (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the original shares. In that event, the basis of the replacement stock or securities will be adjusted to reflect the disallowed loss. The ability to deduct capital losses may be subject to other limitations under the Code.

Certain non-corporate shareholders are subject to an increased rate of tax on some or all of their “net investment income,” which will include dividends and net capital gain distributions received from a Fund and net gains from taxable dispositions of Fund shares. This tax will generally apply to the extent net investment income, when added to other modified adjusted gross income, exceeds $200,000 for an unmarried individual, $250,000 for a married taxpayer filing a joint return (or a surviving spouse), or $125,000 for a married individual filing a separate return. Shareholders should consult their tax advisers regarding the applicability of this tax in respect of their shares.

Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of stock or securities of foreign corporations, the Fund will be eligible to elect to “pass through” to the Fund’s shareholders the amount of eligible foreign income and similar taxes paid by the Fund. If this election is made, a shareholder generally subject to federal income tax will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of foreign taxes in computing his or her taxable income and to use such amount as a foreign tax credit against his or her U.S. federal income tax liability or deduct such amount in lieu of claiming a credit, in each case subject to certain limitations. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified after the close of a Fund’s taxable year whether the foreign taxes paid by the Fund will “pass through” for that year.

If a Fund does not satisfy the requirements for passing through to its shareholders their proportionate shares of any foreign taxes paid by the Acquiring Fund, shareholders will not be required to include such taxes in their gross incomes and will not be entitled to a tax deduction or credit for such taxes on their own federal income tax returns.

Each Fund may be required to withhold U.S. federal income tax from all distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. The backup withholding percentage is 28%. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. This withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s federal income tax liability, provided the required information is furnished to the IRS.

The foregoing discussion relates solely to U.S. federal income tax law as applied to U.S. investors. Non-U.S. investors should consult their tax advisers concerning the tax consequences of ownership of shares of a Fund, including the possibility that distributions may be subject to a 30% U.S. withholding tax (or a reduced rate of withholding provided by an applicable treaty). However, effective for taxable years of the Funds beginning before January 1, 2014, a Fund will generally not be required to withhold tax on any amounts paid to a non-U.S. investor with respect to dividends attributable to “qualified short-term gain” (i.e., the excess of net short-term capital gain over net long-term capital loss) designated as such by a Fund and dividends attributable to certain U.S. source interest income that would not be subject to federal withholding tax if earned directly by a non-U.S. person, provided such amounts are properly designated by such Fund. A Fund may choose not to designate such amounts. This exemption from withholding for short-term gain and interest-related dividends has expired for distributions with respect to taxable years of a Fund beginning on or after January 1, 2014. It is currently unclear whether Congress will extend this exemption or what the terms of any such extension would be, including whether such extension would have retroactive effect.

The Foreign Account Tax Compliance Act (“FATCA”) generally requires a Fund to obtain information sufficient to identify the status of each of its shareholders. If a shareholder fails to provide this information or otherwise fails to comply with FATCA, a Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on Fund dividends and distributions and on the proceeds of the sale, redemption or exchange of Fund shares. A Fund may disclose the information that it receives from (or concerning) its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA, related intergovernmental agreements or other applicable law or regulation. Each investor is urged to consult its tax advisor regarding the applicability of FATCA and any other reporting requirements with respect to the investor’s own situation, including investments through an intermediary.

Special rules apply to foreign persons who receive distributions from a Fund that are attributable to gain from “United States real property interests” (“USRPIs”). The Code defines USRPIs to include direct holdings of U.S. real property and any interest (other than an interest solely as a creditor) in a “United States real property holding corporation” or former United States real property holding corporation. The Code defines a United States real property holding corporation as any corporation whose USRPIs make up 50% or more of the fair market value of its USRPIs, its interests in real property located outside the United States, plus any other assets it uses in a trade or business. In general, if a Fund is a United States real property holding company (determined without regard to certain exceptions), distributions by the Fund that are attributable to distributions received by the Fund from a REIT that the Fund is required to treat as USRPI gain in its hands will retain their character as gains realized from USRPIs in the hands of foreign investors in the Fund. If the foreign shareholder holds (or has held at any time during the prior year) more than a 5% interest in a class of stock of a Fund, such distributions received by the shareholder with respect to such class of stock will be treated as gains “effectively connected” with the conduct of a “U.S. trade or business,” and subject to tax at graduated rates. Moreover, such shareholders will be required to file a U.S. income tax return for the year in which the gain was recognized and the Fund will be required to withhold 35% of the amount of such distribution. In the case of all other foreign persons (i.e., those whose interest in the Fund did not exceed 5% at any time during the prior year), the USRPI distribution will be treated as ordinary income (regardless of any designation by the Fund that such distribution is qualified short-term gain or net capital gain) and the Fund must withhold 30% (or a lower applicable treaty rate) of the amount of the distribution paid to such foreign persons.

In addition, if a Fund is a United States real property holding corporation or former United States real property holding corporation, the Fund may be required to withhold U.S. tax upon a redemption of shares by a greater-than-5% shareholder that is a foreign person, and that shareholder would be required to file a U.S. income tax return for the year of the disposition of the USRPI and pay any additional tax due on the gain.

EXPERTS

The financial statements of each Target Fund appearing in each Target Fund’s Annual Report for the year ended August 31, 2013 are incorporated by reference herein. The financial statements have been audited by Ernst & Young LLP, an independent registered public accounting firm, as set forth in such reports thereon and incorporated herein by reference. Such financial statements are incorporated by reference in reliance upon such reports given on the authority of such firm as experts in accounting and auditing. Ernst & Young LLP provides auditing services to the Funds. The principal business address of Ernst & Young LLP is 155 North Wacker Drive, Chicago, Illinois 60606.

SERVICE PROVIDERS

The custodian of the assets of the Acquiring Fund is State Street Bank and Trust Company (“State Street”), One Lincoln Street, Boston, Massachusetts 02111. The custodian performs custodial, fund accounting and portfolio accounting services. The sub-custodian of the whole loan assets of the Acquiring Fund is U.S. Bank National Association (“U.S. Bank”), 1555 N. Rivercenter Drive, Suite 302, Milwaukee, Wisconsin 53212. The Acquiring Fund’s transfer, shareholder services and dividend disbursing agent and redemption and paying agent is also State Street, 250 Royall Street, Canton, Massachusetts 02021. State Street has subcontracted the transfer agency servicing of the Acquiring Fund to Computershare, Inc. The custodian of the assets of each Target Fund is U.S. Bank, responsible for custodial services. State Street serves as the accounting agent of each Target Fund, responsible for fund accounting and recordkeeping services. Together, Computershare Inc. and Computershare Trust Company, N.A. serve as each Target Fund’s transfer, shareholder services and dividend disbursing agent and redemption and paying agent.

ADDITIONAL INFORMATION

A Registration Statement on Form N-14, including amendments thereto, relating to the common shares of the Acquiring Fund offered hereby, has been filed by the Acquiring Fund with the SEC, Washington, D.C. The Joint Proxy Statement/Prospectus and this SAI do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Acquiring Fund and the shares offered hereby, reference is made to the Acquiring Fund’s Registration Statement. Statements contained in the Joint Proxy Statement/Prospectus and this SAI as to the contents of any contract or other document referred to are not necessarily complete, and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the SEC’s principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

PRO FORMA FINANCIAL INFORMATION

Pro forma financial information is not provided because as of the date of this SAI, the Acquiring Fund has no assets and no liabilities, and it has not yet commenced investment operations.

APPENDIX A

RATINGS OF INVESTMENTS

Standard & Poor’s Ratings Services—A brief description of the applicable Standard & Poor’s Ratings Services (“Standard & Poor’s” or “S&P”) rating symbols and their meanings (as published by S&P) follows:

A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper.

Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings

Issue credit ratings are based in varying degrees, on the following considerations:

1.        Likelihood of payment capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

2.        Nature of and provisions of the obligation; and

3.        Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

A-1

AAA

An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated ‘AA’ differs from the highest-rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

A-2

CC

An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C

A Subordinated debt or preferred stock obligation rated ‘C’ is CURRENTLY HIGHLY VULNERABLE to nonpayment. The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued. A ‘C’ also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D

An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-). The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

R

This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.

N.R.

This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings

A-1

A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2

A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A-3

A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C

A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Moody’s Investors Service, Inc.—A brief description of the applicable Moody’s Investors Service, Inc. (“Moody’s”) rating symbols and their meanings (as published by Moody’s) follows:

Municipal Bonds

Aaa

Bonds that are rated ‘Aaa’ are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

Bonds that are rated ‘Aa’ are judged to be of high quality by all standards. Together with the ‘Aaa’ group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in ‘Aaa’ securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in ‘Aaa’ securities.

A-4

A

Bonds that are rated ‘A’ possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa

Bonds that are rated ‘Baa’ are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

Bonds that are rated ‘Ba’ are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

Bonds that are rated ‘B’ generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa

Bonds that are rated ‘Caa’ are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca

Bonds that are rated ‘Ca’ represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C

Bonds that are rated ‘C’ are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

#(hatchmark): Represents issues that are secured by escrowed funds held in cash, held in trust, invested and reinvested in direct, non-callable, non-prepayable United States government obligations or non-callable, non-prepayable obligations unconditionally guaranteed by the U.S. government, Resolution Funding Corporation debt obligations.

Con. (…): Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of

A-5

projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. The parenthetical rating denotes probable credit stature upon completion of construction or elimination of the basis of the condition.

(P): When applied to forward delivery bonds, indicates the rating is provisional pending delivery of the bonds. The rating may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds.

Note: Moody’s applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Short-Term Loans

MIG 1/VMIG 1

This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2

This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3/VMIG 3

This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG

This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Commercial Paper

Issuers (or supporting institutions) rated Prime-1 have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will normally be evidenced by the following characteristics:

•	Leading market positions in well-established industries.

•	High rates of return on funds employed.

•	Conservative capitalization structures with moderate reliance on debt and ample asset protection.

•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

A-6

•	Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers (or supporting institutions) rated Prime-2 have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-2 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

Fitch Ratings Inc.—A brief description of the applicable Fitch Ratings Inc. (“Fitch”) ratings symbols and meanings (as published by Fitch) follows:

Long-Term Credit Ratings

Investment Grade

AAA

Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. ‘AA’ ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. ‘A’ ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB

Good credit quality. ‘BBB’ ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

A-7

Speculative Grade

BB

Speculative. ‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B

Highly speculative. ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C

High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A ‘CC’ rating indicates that default of some kind appears probable. ‘C’ ratings signal imminent default.

DDD, DD, and D

Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. ‘DDD’ obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. ‘DD’ indicates potential recoveries in the range of 50%–90%, and ‘D’ the lowest recovery potential, i.e., below 50%. Entities rated in this category have defaulted on some or all of their obligations. Entities rated ‘DDD’ have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated ‘DD’ and ‘D’ are generally undergoing a formal reorganization or liquidation process; those rated ‘DD’ are likely to satisfy a higher portion of their outstanding obligations, while entities rated ‘D’ have a poor prospect for repaying all obligations.

Short-Term Credit Ratings

A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1

Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2

Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

A-8

F3

Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade. B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

B

Speculative Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C

High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D

Default. Denotes actual or imminent payment default.

Notes to Long-term and Short-term ratings:

“+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below ‘CCC’, or to Short-term ratings other than ‘F1’.

‘NR’ indicates that Fitch does not rate the issuer or issue in question.

‘Withdrawn’: A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

A Rating Outlook indicates the direction a rating is likely to move over a one to two year period. Outlooks may be positive, stable, or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are ‘stable’ could be downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

A-9

APPENDIX B

PROXY VOTING — FUND

FIRST AMERICAN FUNDS

EFFECTIVE DATE: 12/26/2013

Regulatory Highlights

Registered investment management companies are required to provide disclosure about how they vote proxies relating to portfolio securities they hold and to disclose the policies and procedures that they use to determine how to vote proxies relating to portfolio securities. They are also required to file with the SEC and to make available to shareholders the specific proxy votes that they cast in shareholder meetings of issuers of portfolio securities.

An investment adviser voting proxies on behalf of a fund must do so in a manner consistent with the best interests of the fund and its shareholders.

Regulatory Requirements

•	Release Nos. 33-8188, 34-47304, IC-25922: Disclosure of Proxy Voting Policies and Proxy Voting Records by Registered Management Investment Companies

•	Rule 30b1-4 of the Investment Company Act of 1940

Policy Objective Statement

The objective of this policy is to ensure that proxies voted on behalf of the Funds were voted in a manner consistent with the best interests of the Funds and their shareholders.

•	Entities Affected

•	Open-end Funds

•	Closed-end Funds

Exceptions and Entities Excluded

The Board has delegated responsibility to vote proxies for the Open-end Funds to the Adviser and for the Closed-end Funds to the Sub-adviser. Closed-end Funds are, therefore, subject to the proxy voting policies and procedures of the Sub-adviser; however, USBAM remains responsible for oversight of Closed-end Funds proxy voting activities and USBAM’s oversight is covered by this policy.

Terms

Open-end Funds. Includes all series of First American Funds, Inc. and Mount Vernon Securities Lending Trust.

Closed-end Funds. Minnesota Municipal Income Portfolio, Inc., First American Minnesota Municipal Income Fund II, Inc., American Municipal Income Portfolio, Inc., American Income Fund,

Inc., American Select Portfolio, Inc., American Strategic Income Portfolio, Inc., American Strategic Income Portfolio, Inc. II, American Strategic Income Portfolio, Inc. III.

Funds. Open-end Funds and Closed-end Funds.

Board. First American Funds Board of Directors.

IPC. Investment Practices Committee.

SEC. Securities and Exchange Commission.

Sub-adviser. Nuveen Investments Inc. and Nuveen Asset Management, LLC.

USBAM or Advisor. U.S. Bancorp Asset Management, Inc.

Compliance Control Procedures

Conflicts of Interest

As an affiliate of U.S. Bancorp, a large multi-service financial institution, USBAM recognizes that there are circumstances wherein it may have a perceived or real conflict of interest in voting the proxies of issuers or proxy proponents (e.g., a special interest group) who are clients or potential clients of some part of the U.S. Bancorp enterprise. Directors and officers of such companies may have personal or familial relationships with the U.S.Bancorp enterprise and/or its employees that could give rise to potential conflicts of interest.

A. Proxy	Voting

•	When an Open-end Funds proxy is received, it will be voted by the Chief Investment Officer.

•

When a Closed-end Funds proxy is received, it will be voted by the Sub-adviser, according to the Sub-advisers proxy voting policies and procedures. USBAM is responsible for oversight of Sub-advisers’ proxy voting activities.

B. Open-end	Fund Control Procedures

Preventative Control Procedures

•

USBAM will vote proxies in the best interest of the Funds regardless of real or perceived conflicts of interest. To minimize this risk, the IPC will discuss conflict avoidance at least annually to ensure that appropriate parties understand the actual and perceived conflicts of interest proxy voting may face.

•

If any member of the IPC becomes aware of a material conflict for USBAM, they will bring the matter to the General Counsel to convene a meeting of the IPC which will determine a course of action designed to address the conflict. Such actions could include, but are not limited to:

        1.        Abstaining from voting; or

        2.        Voting in proportion to the other shareholders to the extent this can be determined.

        3.        Recusing an IPC member from all discussion or consideration of the matter, if the material conflict is due to such person’s actual or potential conflict of interest.

Detective Control Procedures

•

In addition to all of the above, employees of USBAM must notify USBAM’s Chief Compliance Officer of any direct, indirect or perceived improper influence exerted by any employee, officer or director within the U.S. Bancorp enterprise or First American Fund complex with regard to how USBAM should vote proxies.

•	The Chief Compliance Officer, or their designee, will investigate the allegations and will report the findings to USBAM’s Chief Executive Officer and the General Counsel.

•	To ensure USBAM has met its fiduciary duty to the Open-end Funds, the Chief Investment Officer will certify quarterly that:

1.        There were no proxies received for the Open-end Funds during the quarter; or,

2.        If proxies were voted, that either no material conflict(s) of interest existed in connection with a proxy voted for any security held in the Open-end Funds, or if a material conflict of interest occurred in connection with a proxy voted for a security held in the Open-end Funds, the certification will require a description of the material conflict of interest, and a statement that any advice received regarding a proxy was not unduly influenced by an individual or group that may have an economic interest in the outcome of the proxy vote; and,

3.        If proxies were received and voted against Management recommendation , then the certification will require documentation of the reasons for voting against Management recommendation.

•	Compliance reviews the Quarterly Proxy Voting Certification for material conflicts and undue influence.

Corrective Control Procedures

•

If it is determined that improper influence was attempted, appropriate action shall be taken. Such appropriate action may include disciplinary action, notification of the appropriate senior managers within the U.S. Bancorp enterprise, or notification of the appropriate regulatory authorities. In all cases, the IPC shall not consider any improper influence in determining how to vote proxies.

C.	Sub-adviser Control Procedures

The Board has appointed Nuveen Asset Management and Nuveen Investments Inc. as Sub-advisers to the Closed-end Funds. The Closed-end Funds are subject to the Sub-adviser’s proxy voting policies and procedures. USBAM is responsible for oversight of the Sub-advisers’ proxy voting activities. Consistent with its oversight responsibilities, USBAM has adopted the following Sub-adviser oversight policies and procedures:

Preventative Control Procedures

•	Prior to Board approval of any sub-advisory contract, the IPC reviews the Sub-adviser’s proxy voting policy to ensure that such policy is designed in the best interests of USBAM’ clients.

•	The IPC reviews and approves the Sub-adviser’s proxy voting policy at least annually.

Detective Control Procedures

•

On a quarterly basis, the Operations Department will request and review reports from Sub-advisers reflecting any proxy votes cast, abstained, or overrides of the Sub-advisers policy or conflicts of interest addressed during the previous quarter, and other matters the Operations Department deems appropriate.

•	To ensure USBAM has met its fiduciary duty to the Closed-end Funds, the Sub-adviser will certify quarterly, as part of their Quarterly Compliance Certification, that:

1.        There were no proxies received for the Closed-end Funds during the quarter; or,

2.        If proxies were voted, that either no material conflict(s) of interest existed in connection with a proxy voted for any security held in the Closed-end Funds, or if a material conflict of interest occurred in connection with a proxy voted for a security held in the Closed-end Funds, the certification will require a description of the material conflict of interest, and a statement that any advice received regarding a proxy was not unduly influenced by an individual or group that may have an economic interest in the outcome of the proxy vote; and,

3.        If proxies were received and voted against Management recommendation, then the certification will require documentation of the reasons for voting against Management recommendation.

•	Compliance reviews the Sub-adviser’s Quarterly Proxy Voting Certification for material conflicts and undue influence.

Corrective Control Procedures

•	Any material issues arising from the Operations Department’s or the Compliance Department’s review will be reported to the IPC and the Board of Directors of the Funds.

•	Sub-adviser shall be responsible for making and retaining all proxy voting records required by Rule 204-2 and shall provide them to USBAM upon request.

D.	Securities Lending Control Procedures

Certain Open-end Funds participate in U.S. Bank’s securities lending program. If a portfolio security is on loan as of the shareholder meeting record date, then the Open-end Funds will not have the right to vote the proxies.

Preventative Control Procedures

•

Portfolio Managers and/or Analysts, who become aware of upcoming proxy issues relating to any securities in portfolios they manage, or issuers they follow, will consider the desirability of recalling the affected securities that are on loan or restricting lending of the affected securities prior to the record date for the matter.

•

If the proxy issue is determined to be material, and the determination is made prior to the shareholder meeting record date the Portfolio Manager(s) will contact the Securities Lending Department to recall securities on loan or restrict the loaning of any security held in any portfolio they manage, if they determine that it is in the best interest of shareholders to do so.

E.	Review and Reports

Detective Control Procedures

•

The General Counsel will review votes cast on behalf of portfolio securities held by the Funds, such review will also be reported to the Board of Directors of the Funds at each of their regularly scheduled meetings.

F.	Disclosure to Shareholders

Preventative Control Procedures

•	USBAM’s Legal Department will cause Form N-PX to be filed with the SEC, and ensure that any other proxy voting-related filings as required by regulation or contract are timely made.

•

USBAM shall make available the proxy voting record of the Funds to shareholders upon request. Additionally, shareholders can receive, on request, the voting records for the Funds by calling a toll free number (1-800-677-3863).

•

The Funds’ proxy voting policy and procedures and those of the Sub-adviser will also be made available to the public in the Funds registration statement (Open-end Funds) or, in the case of the Closed-End Funds, in the Form N-CSR both of which are available to the public on the SEC website. Additionally, shareholders can receive, on request, the proxy voting policies for the Funds by calling a toll free number (1-800-677-3863).

Failure to Comply

The Advisor strives to operate ethically and lawfully and requires all employees to conduct their activities in accordance with Advisor policies and applicable rules and regulations. The Advisor encourages and expects all employees to report any potential or suspected activities that may be considered fraudulent or illegal in nature, or could potentially damage the reputation of the Advisor and/or the Funds. Employees should report such activities to one of the individuals listed below.

USBAM/Fund Chief Compliance Officer

USBAM Chief Executive Officer

USBAM Legal Counsel

Employee’s immediate supervisor or other Advisor senior manager

USBAM does not tolerate any retaliatory action against any individual for good-faith reporting of ethics violations, illegal conduct, suspicious activity or other serious issues. Allegations of retaliation will be appropriately investigated and, if substantiated, appropriate disciplinary action will be taken, up to and including termination. Diligent enforcement of non-retaliation measures is vital to the success of the reporting process because employees must feel they can report problems without fear of reprisals. Employees may report suspected retaliation to USBAM/Fund Chief Compliance Officer; USBAM Chief Executive Officer; employee’s immediate supervisor or other senior manager, or to the USBAM Human Resource Contact.

Failure of an employee to comply with all policies, rules and regulations may lead to disciplinary action. Such actions may include: documenting the incident of non-compliance in the employee’s personnel file, a fine, suspension of trading privileges and termination of employment. Serious violations may result in monetary fines, censure, suspension or result in other sanctions including the loss of certain licenses.

Policy Owner

•	Investment Practices Committee

Responsible Parties

•	Operations Department

•	Investment Practices Committee

•	Compliance Department/Chief Compliance Officer

•	Chief Investment Officer/Portfolio Managers

•	Legal Department/General Counsel

Related Policies

•	Recordkeeping & Retention

Related Disclosures

•	Form N-PX

•	Form N-CSR (Closed-end funds)

•	Statement of Additional Information (open-end registered funds)

•	Offering Memorandum (Mount Vernon Securities Lending Trust Prime Portfolio)

NUVEEN ASSET MANAGEMENT, LLC

PROXY VOTING POLICIES AND PROCEDURES

EFFECTIVE DATE: JANUARY 1, 2011, AS LAST AMENDED MARCH 1, 2013

I.	General Principles

A.        Nuveen Asset Management, LLC (“NAM”) is an investment sub-adviser for certain of the Nuveen Funds (the “Funds”) and investment adviser for institutional and other separately managed accounts (collectively, with the Funds, “Accounts”). As such, Accounts may confer upon NAM complete discretion to vote proxies.1

B.        It is NAM’s duty to vote proxies in the best interests of its clients (which may involve affirmatively deciding that voting the proxies may not be in the best interests of certain clients on certain matters). In voting proxies, NAM also seeks to enhance total investment return for its clients.

C.        If NAM contracts with another investment adviser to act as a sub-adviser for an Account, NAM may delegate proxy voting responsibility to the sub-adviser. Where NAM has delegated proxy voting responsibility, the sub-adviser will be responsible for developing and adhering to its own proxy voting policies, subject to oversight by NAM.

D.        NAM’s Proxy Voting Committee (“PVC”) provides oversight of NAM’s proxy voting policies and procedures, including (1) providing an administrative framework to facilitate and monitor the exercise of such proxy voting and to fulfill the obligations of reporting and recordkeeping under the federal securities laws; and (2) approving the proxy voting policies and procedures.

II.	Policies

The PVC after reviewing and concluding that such policies are reasonably designed to vote proxies in the best interests of clients, has approved and adopted the proxy voting policies of Institutional Shareholder Services, Inc. (“ISS”), a leading national provider of proxy voting administrative and research services. As a result, such policies set forth NAM’s positions on recurring proxy issues and criteria for addressing non-recurring issues. These policies are reviewed periodically by ISS, and therefore are subject to change. Even though it has adopted ISS policies, NAM maintains the fiduciary responsibility for all proxy voting decisions.

III.	Procedures

A.        Supervision of Proxy Voting. Day-to-day administration of proxy voting may be provided internally or by a third-party service provider, depending on client type, subject to the ultimate oversight of the PVC. The PVC shall supervise the relationships with NAM’s proxy voting services, ISS, for Funds and institutional accounts, and Broadridge Financial Solutions, Inc. (“Broadridge”), for separately managed accounts (“SMAs”). ISS and Broadridge apprise Investment Operations of shareholder meeting dates, and cast the actual proxy votes. ISS also provides research on proxy proposals and voting recommendations. ISS and Broadridge serve as NAM’s proxy voting record keepers and generate reports on how proxies were voted.

[1]	NAM does not vote proxies where a client withholds proxy voting authority, and in certain non-discretionary and model programs NAM votes proxies in accordance with its policies and procedures in effect from time to time. Clients may opt to vote proxies themselves, or to have proxies voted by an independent third party or other named fiduciary or agent, at the client’s cost.

B.        Conflicts of Interest.

1.        The following relationships or circumstances may give rise to conflicts of interest:2

a.        The issuer or proxy proponent (e.g., a special interest group) is Madison Dearborn Partners, a private equity firm and affiliate of NAM (“MDP”), or a company that controls, is controlled by or is under common control with MDP.

b.        The issuer is an entity in which an executive officer of NAM or a spouse or domestic partner of any such executive officer is or was (within the past three years of the proxy vote) an executive officer or director.

c.        The issuer is a registered or unregistered fund for which NAM or another Nuveen adviser serves as investment adviser or sub-adviser.

d.        Any other circumstances that NAM is aware of where NAM’s duty to serve its clients’ interests, typically referred to as its “duty of loyalty,” could be materially compromised.

2.        NAM will vote proxies in the best interest of its clients regardless of such real or perceived conflicts of interest. By adopting ISS policies, NAM believes the risk related to conflicts will be minimized.

3.        To further minimize this risk, Compliance will review ISS’ conflict avoidance policy at least annually to ensure that it adequately addresses both the actual and perceived conflicts of interest the proxy voting service may face.

4.        In the event that ISS faces a material conflict of interest with respect to a specific vote, the PVC shall direct ISS how to vote. The PVC shall receive voting direction from appropriate investment personnel. Before doing so, the PVC will consult with Legal to confirm that NAM faces no material conflicts of its own with respect to the specific proxy vote.

5.        If Legal concludes that a material conflict does exist for NAM, the PVC will recommend to NAM’s Compliance Committee or designee a course of action designed to address the conflict. Such actions could include, but are not limited to:

a.        Obtaining instructions from the affected client(s) on how to vote the proxy;

b.        Disclosing the conflict to the affected client(s) and seeking their consent to permit NAM to vote the proxy;

c.        Voting in proportion to the other shareholders;

[2]	A conflict of interest shall not be considered material for the purposes of these Policies and Procedures with respect to a specific vote or circumstance if the matter to be voted on relates to a restructuring of the terms of existing securities or the issuance of new securities or a similar matter arising out of the holding of securities, other than common equity, in the context of a bankruptcy or threatened bankruptcy of the issuer, even if a conflict described in III.B.1.a.-d is present.

e.        Recusing the individual with the actual or potential conflict of interest from all discussion or consideration of the matter, if the material conflict is due to such person’s actual or potential conflict of interest; or

f.        Following the recommendation of a different independent third party.

6.        In addition to all of the above-mentioned and other conflicts, the Head of Equity Research, Investment Operations and any member of the PVC must notify NAM’s Chief Compliance Officer (“CCO”) of any direct, indirect or perceived improper influence exerted by any employee, officer or director within the MDP affiliate or Fund complex with regard to how NAM should vote proxies. NAM Compliance will investigate any such allegations and will report the findings to NAM’s Compliance Committee. If it is determined that improper influence was attempted, appropriate action shall be taken. Such appropriate action may include disciplinary action, notification of the appropriate senior managers within the MDP affiliate, or notification of the appropriate regulatory authorities. In all cases, NAM will not consider any improper influence in determining how to vote proxies, and will vote in the best interests of clients.

C.        Proxy Vote Override. From time to time, a portfolio manager of an Account (a “Portfolio Manager”) may initiate action to override ISS’s recommendation for a particular vote. Any such override by a NAM Portfolio Manager (but not a sub-adviser Portfolio Manager) shall be reviewed by NAM’s Legal Department for material conflicts. If the Legal Department determines that no material conflicts exist, the approval of one member of the PVC shall authorize the override. If a material conflict exists, the conflict and, ultimately, the override recommendation will be addressed pursuant to the procedures described above under “Conflicts of Interest.”

D.        Securities Lending.

1.        In order to generate incremental revenue, some clients may participate in a securities lending program. If a client has elected to participate in the lending program then it will not have the right to vote the proxies of any securities that are on loan as of the shareholder meeting record date. A client, or a Portfolio Manager, may place restrictions on loaning securities and/or recall a security on loan at any time. Such actions must be affected prior to the record date for a meeting if the purpose for the restriction or recall is to secure the vote.

2.        Portfolio Managers and/or analysts who become aware of upcoming proxy issues relating to any securities in portfolios they manage, or issuers they follow, will consider the desirability of recalling the affected securities that are on loan or restricting the affected securities prior to the record date for the matter. If the proxy issue is determined to be material, and the determination is made prior to the shareholder meeting record date the Portfolio Manager(s) will contact the Securities Lending Agent to recall securities on loan or restrict the loaning of any security held in any portfolio they manage, if they determine that it is in the best interest of shareholders to do so.

E.        Proxy Voting for ERISA Clients. If a proxy voting issue arises for an ERISA client, NAM is prohibited from voting shares with respect to any issue advanced by a party in interest of the ERISA client, and will rely on its ERISA clients to inform NAM of any actual or perceived client conflicts.

F.        Proxy Voting Records. As required by Rule 204-2 of the Investment Advisers Act of 1940, NAM shall make and retain five types of records relating to proxy voting; (1) proxy voting policies and procedures; (2) proxy statements received for client and fund securities; (3) records of votes cast on behalf of clients and funds; (4) records of written requests for proxy voting information and written responses from NAM to either a written or oral request; and (5) any documents prepared by the adviser that were material to making a proxy voting decision or that memorialized the basis for the decision. NAM may rely on ISS or Broadridge to make and retain on NAM’s behalf records pertaining to the rule.

G.        Fund of Funds Provision. In instances where NAM provides investment advice to a fund of funds that acquires shares of affiliated funds or three percent or more of the outstanding voting securities of an unaffiliated fund, the acquiring fund shall vote the shares in the same proportion as the vote of all other shareholders of the acquired fund. If compliance with this policy results in a vote of any shares in a manner different than the ISS recommendation, such vote will not require compliance with the Proxy Vote Override procedures set forth above.

H.        Legacy Securities. To the extent that NAM receives proxies for securities that are transferred into an Account’s portfolio that were not recommended or selected by it and are sold or expected to be sold promptly in an orderly manner (“legacy securities”), NAM will generally instruct ISS or Broadridge to refrain from voting such proxies. In such circumstances, since legacy securities are expected to be sold promptly, voting proxies on such securities would not further NAM’s interest in maximizing the value of client investments. NAM may agree to an institutional account’s special request to vote a legacy security proxy, and would instruct ISS to vote such proxy in accordance with its guidelines.

I.        Terminated Accounts. Proxies received after the termination date of an Account generally will not be voted. An exception will be made if the record date is for a period in which an Account was under management or if a separately managed account (“SMA”) custodian failed to remove the account’s holdings from its aggregated voting list.

J.        Non-votes. Investment Operations shall be responsible for obtaining reasonable assurance that proxies are voted and submitted in a timely manner. It should not be considered a breach of this responsibility if NAM does not receive a proxy from ISS, Broadridge or a custodian with adequate time to analyze and direct to vote or vote a proxy by the required voting deadline.

NAM may determine not to vote proxies associated with the securities of any issuer if as a result of voting, subsequent purchases or sales of such securities would be blocked. However, NAM may decide, on an individual security basis that it is in the best interests of its clients to vote the proxy associated with such a security, taking into account the loss of liquidity. In addition, NAM may not to vote proxies where the voting would in NAM’s judgment result in some other financial, legal, regulatory disability or burden to the client (such as imputing control with respect to the issuer) or subject to resolution of any conflict of interest as provided herein, to NAM.

In the case of SMAs, NAM may determine not to vote securities where voting would require the transfer of the security to another custodian designated by the issuer. Such transfer is generally outside the scope of NAM’s authority and may result in significant operational limitations on NAM’s ability to conduct transactions relating to the securities during the period of transfer. From time to time, situations may arise (operational or otherwise) that prevent NAM from voting proxies after reasonable attempts have been made.

K.        Review and Reports.

1.        The PVC shall maintain a review schedule. The schedule shall include reviews of the proxy voting policy (including the policies of any sub-adviser engaged by NAM), the proxy voting record, account maintenance, and other reviews as deemed appropriate by the PVC. The PVC shall review the schedule at least annually.

2.        The PVC will report to NAM’s Compliance Committee with respect to all identified conflicts and how they were addressed. These reports will include all Accounts, including those that are sub-advised. NAM also shall provide the Funds that it sub-advises with information necessary for preparing Form N-PX.

L.        Vote Disclosure to Clients. NAM’s institutional and SMA clients can contact their relationship manager for more information on NAM’s policies and the proxy voting record for their account. The information available includes name of issuer, ticker/CUSIP, shareholder meeting date, description of item and NAM’s vote.

IV. Policy Owner

PVC

V. Responsible Parties

PVC

PART C

OTHER INFORMATION

Item 15. Indemnification

Section 4 of Article XII of the Registrant’s Declaration of Trust provides as follows: “Subject to the exceptions and limitations contained in this Section 4, every person who is, or has been, a Trustee, officer, employee or agent of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof. No indemnification shall be provided hereunder to a Covered Person: (a) against any liability to the Trust or its Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office; (b) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interests of the Trust; or (c) in the event of a settlement or other disposition not involving a final adjudication (as provided in paragraph (a) or (b)) and resulting in a payment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office by the court or other body approving the settlement or other disposition or a reasonable determination, based on a review of readily available facts (as opposed to a full trial-type inquiry), that he did not engage in such conduct: (i) by a vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or (ii) by written opinion of independent legal counsel. The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel other than Covered Persons may be entitled by contract or otherwise under law. Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this Section 4 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 4, provided that either: (a) such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or (b) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or independent legal counsel in a written opinion shall determine, based upon a review of the readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification. As used in this Section 4, a “Disinterested Trustee” is one (x) who is not an Interested Person of the Trust (including anyone, as such Disinterested Trustee, who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), and (y) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending. As used in this Section 4, the words “claim,” “action,” “suit” or “proceeding” shall apply to all claims, actions, suits, proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the words “liability” and “expenses” shall include without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.”

The trustees and officers of the Registrant are covered by the Mutual Fund Professional Liability policy in the aggregate amount of $70,000,000 against liability and expenses of claims of wrongful acts arising out of their position with the Registrant and other Nuveen funds, except for matters that involve willful acts, bad faith, gross negligence and willful disregard of duty (i.e., where the insured did not act in good faith for a purpose he or she reasonably believed to be in the best interest of the Registrant or where he or she had reasonable cause to believe this conduct was unlawful). The policy has a $2,000,000 deductible for operational failures (after the deductible is satisfied, the insurer would cover 90% of any operational failure claims and the Fund would be liable for 10% of any such claims) and $1,000,000 deductible for all other claims.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 16. Exhibits.

(1)	Declaration of Trust of Registrant, dated January 21, 2014 is filed herewith.

(2)	By-Laws of Registrant, amended and restated as of April 28, 2014 are filed herewith.

(3)	Not applicable.

(4)	Form of Agreement and Plan of Reorganization is filed herewith as Appendix A to Part A of this Registration Statement.

(5)	Not applicable.

(6)(a)	Form of Investment Management Agreement.*

(6)(b)	Form of Investment Sub-Advisory Agreement.*

(7)	Not applicable.

(8)	Not applicable.

(9)(a)	Amended and Restated Master Custodian Agreement between the Nuveen Investment Companies and State Street Bank and Trust Company, dated February 25, 2005.*

(9)(b)	Appendix A to Custodian Agreement.*

(10)	Not applicable.

(11)	Opinion and Consent of Counsel.*

(12)	Form of Opinion and Consent of Vedder Price P.C. supporting the tax matters and consequences to shareholders discussed in the Joint Proxy Statement/Prospectus.*

(13)(a)	Transfer Agency and Service Agreement, dated October 7, 2002.*

(13)(b)	Amendment and Schedule A to Transfer Agency and Service Agreement.*

(14)	Consent of Independent Auditor is filed herewith.

(15)	Not applicable.

(16)	Powers of Attorney.*

(17)	Form of Proxy is filed herein and appears following the Joint Proxy Statement/Prospectus included in this registration statement.

*	To be filed by amendment.

Item 17. Undertakings.

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned Registrant agrees that an executed opinion of counsel supporting the tax matters discussed in the Joint Proxy Statement/Prospectus will be filed with the Securities and Exchange Commission following the closing of the Mergers.

SIGNATURES

As required by the Securities Act of 1933, this registration statement has been signed on behalf of the registrant, in the City of Minneapolis and the State of Minnesota, on the 16th day of May 2014.

Diversified Real Asset Income Fund

By:	/s/ Joseph M. Ulrey III
Joseph M. Ulrey III
President

As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Capacity	Date

/s/ Joseph M. Ulrey III Joseph M. Ulrey III	President	May 16, 2014

/s/ Jill M. Stevenson Jill M. Stevenson	Treasurer (principal financial/ accounting officer)	May 16, 2014

/s/ Roger A. Gibson Roger A. Gibson	Trustee	May 16, 2014

/s/ John P. Kayser John P. Kayser	Trustee	May 16, 2014

/s/ Leonard W. Kedrowski Leonard W. Kedrowski	Trustee	May 16, 2014

/s/ Richard K. Riederer Richard K. Riederer	Trustee	May 16, 2014

/s/ James M. Wade James M. Wade	Trustee	May 16, 2014

EXHIBIT INDEX

Exhibit No.	Name of Exhibit

(1)	Declaration of Trust

(2)	By-Laws

(14)	Consent of Independent Auditor